                                             Nations Short-Term
                                             Municipal Income Fund

                                             Nations Intermediate
                                             Municipal Bond Fund

                                             Nations Municipal
                                             Income Fund

                                             Nations CA Intermediate
                                             Municipal Bond Fund

                                             Nations CA Municipal
                                             Bond Fund

                                             Nations FL Intermediate
                                             Municipal Bond Fund

                                             Nations FL Municipal
                                             Bond Fund

                                             Nations GA Intermediate
                                             Municipal Bond Fund

                                             Nations KS Municipal
                                             Income Fund

                                             Nations MD Intermediate
                                             Municipal Bond Fund

          MUNICIPAL BOND FUNDS               Nations NC Intermediate
          ---------------------------------  Municipal Bond Fund
          Annual report for the year
            ended March 31, 2003             Nations SC Intermediate
                                             Municipal Bond Fund

                                             Nations TN Intermediate
                                             Municipal Bond Fund

                                             Nations TX Intermediate
                                             Municipal Bond Fund

                                             Nations VA Intermediate
                                             Municipal Bond Fund







                                            [NATIONS FUNDS LOGO]

This Report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S MESSAGE
                           Dear Shareholder:

                           The 12-month period ended March 31, 2003 has been described as the most difficult environment for the financial services industry since 1970. The U.S. economy struggled with a number of obstacles, including the aftermath of the 1990s stock market bubble, corporate malfeasance, the bankruptcy of WorldCom and Enron, ongoing fears of terrorist attacks and the threat and ultimate reality of war with Iraq. All of these factors weighed heavily on consumer, business and investor sentiments. As a result, the stock market was extremely volatile over the period. Market gains were followed by significant declines and rallies proved unsustainable.

                           For the period, the stock market, as broadly represented by the three major equity indices -- the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), Dow Jones Industrial Average and Nasdaq Composite Index(1) -- declined by 24.75%, 21.45% and 26.97%, respectively. The bond market, however, served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. Bond performance overall, as represented by the Lehman Aggregate Bond Index,(1) produced strong gains rising by 11.69% for the period.

                           A WORD REGARDING CORPORATE GOVERNANCE
                           The exposure of management and accounting irregularities over the past 18 months, combined with a protracted decline in stock values, has resulted in a crisis of confidence in U.S. companies. These conditions make stock selection more critical than ever. While corporate governance is more difficult to quantify than other factors such as volatility and leverage, our research process has and will continue to thoroughly evaluate management expertise and corporate accountability as key factors in making investment decisions. We evaluate management's years of industry experience, existence of an independent board of directors, levels of insider ownership, strength of the business plan, management's ability to execute the plan, the balance between vision and execution, and management's willingness to communicate openly with us, among other factors.

                           LESSONS LEARNED FROM VOLATILE MARKETS
                           The volatility we have experienced in the financial markets during the past twelve months highlights the importance of certain key lessons investors should take into account when planning for the future. First and foremost is the importance of having a relationship with an investment professional who knows you and your investment objectives. Your investment professional can provide valuable insight, helping you to avoid making impulsive decisions during short-term market fluctuations and to continue to take a long-term view of your portfolio. While it may be difficult to stay the course in the face of erratic market movements, history has shown us two important tenets -- that volatility is reduced over longer term holding periods, and that it is virtually impossible to consistently time the market. For example, an investor who stayed fully invested in the S&P 500 Index since March 31, 1993, would have earned an annualized total return of 6.50% on March 31, 2003. However, by missing just 15 of the best trading days in an effort to time the market during that 10-year period, the return would have been -0.34%.(2)

---------------
                           (1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. The indexes are not available for investment and not reflect fees, brokerage commissions or other expenses of investing.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. It is unmanaged and unavailable for investment.

                           The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System-traded foreign common stocks and American Depository Receipts.

                           The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           (2)Annualized total return of the S&P 500 Index over the 20-year period 3/31/83 to 3/31/03. The S&P 500
                           Index is unmanaged and unavailable for investment. Past performance is no guarantee of future results.

CHAIRMAN'S AND PRESIDENT'S MESSAGE
CONTINUED...

                           You can further manage your investing risk through building and maintaining a diversified portfolio. Historical evidence shows that not all asset classes move up and down at the same time. By diversifying among different asset classes such as stocks, bonds and cash equivalents, you can help manage risk and cushion some of the market's ups and downs to increase predictability of returns.

                           Finally, you can actually put volatility to work for you -- by continuing to invest -- and doing so on a regular basis. This practice is known as dollar cost averaging. You'll buy more shares when the prices are low and fewer shares when prices are high. Dollar cost averaging can help avoid getting caught in the excitement of a rapidly rising market and buying all your shares at market highs.(3) It could also help to lower the average cost of your securities.

                           OUR NEAR-TERM OUTLOOK
                           At this writing, various geopolitical risks continue to hamper progress of the U.S. economy. An easing of some of these risks, combined with the positive effects of earlier monetary easing, the enactment of new tax cuts, a strong housing market and ongoing productivity gains should yield much better performance in the second half of 2003. In addition, we believe oil prices will remain at moderate levels and that badly damaged business and consumer confidence will gradually improve. Rising corporate profits are likely to boost stock prices, while signs of improved economic activity should ultimately exert downward pressure on bond prices. Given this anticipated backdrop, investors would be wise to maintain a long-term perspective and focus on a well-diversified portfolio.

                           QUESTIONS OR COMMENTS
                           In the letters that follow, your portfolio managers discuss factors that affected your funds' performance over the past twelve months and offer insights into their outlook for the future. If you have any questions or comments regarding this annual report or your Nations Funds investments, please contact your investment professional or call us at 1.800.321.7854. If you do not have an investment professional and would like us to put you in contact with one, please let us know. You can visit our Web site at www.NationsFunds.com for the most current performance information about our (your) funds and other investment products available to you.

                           We appreciate your continued trust and confidence and thank you for being a part of the Nations Fund family.

                           Sincerely,

                           /S/ A. MAX WALKER
                           A. MAX WALKER
                           CHAIRMAN OF THE BOARD
                           NATIONS FUNDS



                           /S/ ROBERT H. GORDON
                           ROBERT H. GORDON
                           PRESIDENT
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                           AND NATIONS FUNDS

---------------
                           (3)A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

TABLE OF CONTENTS

                                     ECONOMIC OVERVIEW                                               3
                                     MUNICIPAL BOND MARKET OVERVIEW                                  5
                                     PORTFOLIO COMMENTARY
                                     Nations Short-Term Municipal Income Fund                        7
                                     Nations Intermediate Municipal Bond Fund                       11
                                     Nations Municipal Income Fund                                  15
                                     Nations CA Intermediate Municipal Bond Fund                    19
                                     Nations CA Municipal Bond Fund                                 23
                                     Nations FL Intermediate Municipal Bond Fund                    27
                                     Nations FL Municipal Bond Fund                                 31
                                     Nations GA Intermediate Municipal Bond Fund                    35
                                     Nations KS Municipal Income Fund                               39
                                     Nations MD Intermediate Municipal Bond Fund                    44
                                     Nations NC Intermediate Municipal Bond Fund                    48
                                     Nations SC Intermediate Municipal Bond Fund                    52
                                     Nations TN Intermediate Municipal Bond Fund                    56
                                     Nations TX Intermediate Municipal Bond Fund                    60
                                     Nations VA Intermediate Municipal Bond Fund                    64
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       68
                                     Statements of operations                                      216
                                     Statements of changes in net assets                           220
                                     Schedules of capital stock activity                           226
                                     Financial highlights                                          242
                                     Notes to financial statements                                 272
                                     Tax information                                               283
                                     Fund governance                                               284

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2002.


                      [This page intentionally left blank]

ECONOMIC OVERVIEW

BANC OF AMERICA CAPITAL MANAGEMENT*

                           THE YEAR IN REVIEW
                           The past year saw the U.S. economy struggling to gain its footing, confronting a number of obstacles both internally and externally. The aftermath of the 1990s stock market bubble, various accounting scandals, ongoing fears of terrorist attacks and the war with Iraq depressed consumer, business and investor confidence.

                           Each time the stock market and general economy appeared headed for stronger performance, some new shock took center stage. The economy remained resilient, with GDP (gross domestic product) growth averaging nearly 3.0% over the four quarters of 2002. Yet, that growth was not enough to generate the employment and profit gains commonly expected in a true recovery.

                           For the 12-month period ended March 31, 2003, the Standard & Poor's 500 Composite Stock Price Index** was down nearly 25% with respect to total return. Equity losses were widespread, as indicated by the similarly weak showing of smaller companies. The small-company Russell 2000 Index*** shed approximately 27% in total return during the same period. The quarters ending in June and September of 2002 bore the brunt of the major market downturns.

                           Few investment strategies avoided the general downdraft in equities. Growth and value stocks both fell substantially, as did many of the stocks of small-, medium-and large-size firms. Losses also encompassed a wide swath of industries, with all 10 of the major S&P 500 sector groups suffering double-digit declines.

                           Interest rates rose and fell as patches of optimism encountered new waves of uncertainty or concern. Yields on 10-year U.S. Treasury notes climbed to a high of 5.44% on April 1, 2002 and fell to a low of 3.59% on March 10, 2003. The bond market served as a counterweight to stocks, generally registering higher prices as equity prices moved lower. As investors sought safer investments with the attack on Iraq, 10-year U.S. Treasury yields traded below 4.00% at the end of the fiscal year concluding March 31, 2003, compared with yields that exceeded 5.00% a year earlier. This decline in interest rates translated into a strong 14% return for the Lehman U.S. Treasury Index(+) for the period. Corporate bonds also did well during the period, with the Lehman Corporate Bond Index(++) registering a 13% gain.

                           As the war with Iraq began, investors caught glimpses of key turning points in the financial markets. On days when the Coalition Forces did well, prices of oil, bonds and gold declined, while stock prices and the value of the dollar rose. The intense

---------------
                           *Banc of America Capital Management is the investment management group of Bank of America, N.A. and includes Banc of America Capital Management, LLC, investment adviser to Nations Funds, and other non-bank affiliates of Bank of America.

                           **The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ***The Russell 2000 Index is an unmanaged index of 2,000 of the smallest stocks representing approximately 11% of the U.S. equity market. The index is weighted by market capitalization, and is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (+)The Lehman U.S. Treasury Index is an index consisting of U.S. Treasury debt obligations and is generally considered to be representative of U.S. Treasury market activity. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (++)The Lehman Corporate Bond Index is an unmanaged market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

                           Source of all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

ECONOMIC OVERVIEW CONTINUED...

                           volatility of prices underscored the uncertainty with which investors viewed the geo-political environment and the future course of the U.S. economy.

                           THE YEAR AHEAD
                           As the second quarter of 2003 began, various U.S. and world economic indicators remained weak. Many businesses were deferring capital spending projects, focusing instead on cost cutting to protect profits. Consumers also appeared more cautious in their spending, although sales of cars and homes remained at relatively healthy levels. A boom in refinancing activity, supported by record low mortgage rates, has helped to sustain the consumer sector.

                           Lower oil prices and an easing of geopolitical risks should help repair badly damaged business and consumer confidence and release the economy's underlying potential. In our opinion, the delayed effects of earlier monetary easing, the expected enactment of new tax cuts, rising home prices, and the ongoing benefits of rising productivity should combine to yield much better economic performance in the second half of 2003.

                           As investors return to economic fundamentals, the capital markets could see major turning points. In our view, rising profits are likely to boost stock prices, while signs of better economic activity could push bond prices lower, but narrow credit spreads further. Investors would be wise to retain a long-term perspective, focus on a diversified portfolio, and resist efforts to time market changes. While global and domestic risks will persist, the U.S. economy remains inherently strong.

                           LYNN REASER, PH.D.
                           CHIEF ECONOMIST AND SENIOR MARKET STRATEGIST
                           BANC OF AMERICA CAPITAL MANAGEMENT

                           March 31, 2003

MUNICIPAL BOND MARKET OVERVIEW

                           The Lehman Municipal Bond Index performed admirably for the 12-month period ended March 31, 2003, returning 9.89%. This lagged the primary taxable bond index, the Lehman Aggregate Bond Index (Lehman Aggregate), which returned a robust 11.68% for the same period. On a taxable equivalent basis, long-term municipals outperformed the Lehman Aggregate by returning 13.65%. Bond markets performed very well compared to the various equity market indexes as the Standard & Poor's 500 Composite Stock Price Index posted a -24.75% return over the same period while the Dow Jones Industrial Average declined 21.45% and the Nasdaq Composite Index declined 26.97%.*

                           Market sentiment began the period with great optimism that the economy would see improvement in the second half of 2002. The devastating effects of the September 11th terrorist attacks appeared to subside as both the equity markets and interest rates rose during the first quarter of 2002. Investors' expectations for stronger economic growth were based on the significant lowering of interest rates by the Federal Reserve Board (the Fed), the large tax cut stimulus and the strong housing market. Investor confidence soon fell as several high profile corporate scandals began to emerge, thus confirming that the Enron collapse might be just the tip of the iceberg.

                           During the late spring and summer of 2002, the U.S. equity markets fell strongly as fear gripped the markets. As investors looked for safe-haven investments, U.S. Treasury bond yields fell dramatically to 40-year lows by late in 2002 and into 2003. As a result, both high yield and investment grade corporate bond spreads widened dramatically and the ratio of municipal bond yields to U.S. Treasuries rose to record levels. The major U.S. equity indices hit their low points for the year in October 2002. Interest rates and the major U.S. equity indices have been range-bound through the first quarter of 2003 primarily due to developments leading up to the conflict with Iraq.

                           Municipal bond yields fell dramatically during the period ended March 31, 2003, with 30-year, 10-year, 5-year and 2-year yields falling 53, 80, 145, and 152 basis points, respectively. (100 basis points equals 1%) As a result, the municipal yield curve saw further steepening during the period with the spread between 30-year to 1-year yields increasing to 362 basis points from 298 basis points a year earlier. Municipal performance along the yield curve peaked with the 15-year index returning 11.17%. The combination of duration and curve steepening benefited that portion of the yield curve the most. Both longer-term and shorter-term bonds

---------------
                           *The Lehman Municipal Bond Index is a broad-based, unmanaged index of 40,000 investment grade bonds with a maturity of one year or greater. All interest is reinvested.

                           The Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/ Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage- backed securities. All dividends are reinvested.

                           The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks.

                           The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange

                           The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs.

                           The indexes are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing.

                           Taxable equivalent performance is based on an equally weighted national average federal and state (top bracket) income tax rate (41.85% for 2002 -- 2003, 42.33% for 2001, and 42.78% prior -- local taxes have not been considered in the analysis. Source: Lehman Brothers.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MUNICIPAL BOND MARKET OVERVIEW CONTINUED...

                           provided slightly lower returns with the Lehman 7-year Municipal Bond Index underperforming the Lehman Brothers Long-Term Municipal Bond Index by only 1 basis point, returning 10.56% versus 10.57% for the period.**

                           In terms of sector performance, high quality and insured bonds outperformed as the market's risk tolerance for lower quality bonds was severely tested during the period. Municipal bonds backed by corporate issuers, specifically those backed by the airline industry and investor-owned electric utilities, underperformed during the period. These sectors were greatly influenced by geopolitical as well as economic conditions. The non-profit hospital sector performed well during the period as the sector continues to successfully adjust to the challenges faced in 2000. The municipal housing sector lagged during the period as greater call risk inherent in housing bonds limited their upside.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise. However, in our opinion, upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the equity market bubble. In addition, we believe the Fed will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmarks as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the state budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

                           MUNICIPAL FIXED INCOME MANAGEMENT TEAM
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2003

---------------
                           **The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of seven to eight years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           The Lehman Brothers Long-Term Municipal Bond Index is composed of over 4,000 municipal bonds with maturities greater than 22 years. The average credit rating of the securities in the index is AA1/AA2. The average maturity of the Index is approximately 27 years. It is unmanaged, unavailable for investment, and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data unless otherwise cited -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 6

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income tax
consistent with minimal
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Short-Term
Municipal Income Fund
Investor A Shares provided
shareholders with a total
return of 5.00%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a short-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of less than three years and a duration between 1.25 and 2.75 years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 5.00%, Nations Short-Term Municipal Income Fund (Investor A Shares) outperformed its peer group, the Lipper Short Municipal Debt Funds Average, which returned 4.26% for the 12-month period ending March 31, 2003. The Fund benefited from a longer duration than its peers and increased weighting in higher quality issues. The Fund has been moving to a more defensive mode as we have been adding floating rate securities and higher premium cushion bonds (bonds containing some call protection). The Fund continued to see dramatic growth over the past year, and as of March 31, 2003, cash and cash equivalents made up about 25% of the Fund. The higher than usual cash equivalent balance will provide excellent flexibility to capture higher yields on future purchases.

                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds included in the Lipper Short Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of less than three years.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise. However, in our opinion upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the equity market bubble. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

32.9%  General obligation
11.3%  Industrial development revenue/Pollution control revenue
10.2%  Education
 8.7%  Electric
 6.4%  Transportation
 6.3%  Hospital
 4.3%  Water
 3.2%  Housing
 3.1%  Prerefunded
13.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Burke County, Georgia, Development
                                                                                 Authority, PCR, (Oglethorpe Power
                                                                                 Corporation) Series 1993A , (FGIC
                                                                                 Insured, Bayerische Landesbank SBA),
                                                                                 1.125% 01/01/16                         1.8%
                                                                            -------------------------------------------------
                                                                              2  Dallas, Texas, Waterworks and Sewer
                                                                                 System Revenue Refunding, Series
                                                                                 2002A, 5.000% 10/01/06                  1.3%
                                                                            -------------------------------------------------
                                                                              3  Ohio State, Higher Educational
                                                                                 Capital Facilities Revenue, Series
                                                                                 2002A-II, 5.000% 12/01/07               1.0%
                                                                            -------------------------------------------------
                                                                              4  Pennsylvania State, GO Refunding,
                                                                                 Series 2002, 5.000% 10/01/05            1.0%
                                                                            -------------------------------------------------
                                                                              5  Idaho, Housing and Financial
                                                                                 Assistant, (Single Family Mortgage
                                                                                 Project) Series 2002B-I, (Bayerische
                                                                                 Landesbank Girozentrale Liquidity
                                                                                 Facility), 1.250% 07/01/33              1.0%
                                                                            -------------------------------------------------
                                                                              6  Utah State, GO, Series 2001B, 4.500%
                                                                                 07/01/04                                1.0%
                                                                            -------------------------------------------------
                                                                              7  Clark County, Nevada, Industrial
                                                                                 Development Revenue, (Nevada Power
                                                                                 Project) Series 2000A, (AMBAC
                                                                                 Insured), 1.150% 06/01/20               1.0%
                                                                            -------------------------------------------------
                                                                              8  Minnesota State, GO, Series 2001,
                                                                                 5.000% 10/01/03                         1.0%
                                                                            -------------------------------------------------
                                                                              9  Chapel Hill, North Carolina,
                                                                                 University of North Carolina,
                                                                                 Hospital Revenue Refunding, Series
                                                                                 2003B, 1.120% 02/01/29                  0.9%
                                                                            -------------------------------------------------
                                                                             10  San Antonio, Texas, GO Refunding,
                                                                                 Series 2001, 5.000% 08/01/07            0.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                NATIONS SHORT-TERM MUNICIPAL       LEHMAN 3-YEAR MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ----------------------------       ----------------------------
Nov. 2 1993                                                                9900.00                           10000.00
1993                                                                      10005.00                           10092.00
1994                                                                      10032.00                           10161.00
1995                                                                      10839.00                           11062.00
1996                                                                      11269.00                           11554.00
1997                                                                      11781.00                           12187.00
1998                                                                      12315.00                           12822.00
1999                                                                      12599.00                           13074.00
2000                                                                      13275.00                           13889.00
2001                                                                      13938.00                           14804.00
2002                                                                      14573.00                           15799.00
Mar. 31 2003                                                              14673.00                           15931.00

[INVESTOR A SHARES AT NAV** (AS IF 3/31/02) RETURN CHART]

                                                                NATIONS SHORT-TERM MUNICIPAL       LEHMAN 3-YEAR MUNICIPAL BOND
                                                                        INCOME FUND                           INDEX
                                                                ----------------------------       ----------------------------
Nov. 2 1993                                                               10000.00                           10000.00
1993                                                                      10106.00                           10092.00
1994                                                                      10133.00                           10161.00
1995                                                                      10948.00                           11062.00
1996                                                                      11383.00                           11554.00
1997                                                                      11900.00                           12187.00
1998                                                                      12439.00                           12822.00
1999                                                                      12726.00                           13074.00
2000                                                                      13409.00                           13889.00
2001                                                                      14079.00                           14804.00
2002                                                                      14720.00                           15799.00
Mar. 31 2003                                                              14821.00                           15931.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (11/2/93 through
      3/31/03)              4.27%     4.16%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Municipal Income Fund from the inception of the share class. The Lehman 3-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of greater than 2 years and less than 4 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                      INVESTOR A                 INVESTOR B                 INVESTOR C
                                  PRIMARY A       NAV**         MOP*        NAV**        CDSC***       NAV**        CDSC***
Inception date                     10/7/93              11/2/93                   10/12/93                   5/19/94
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   5.27%         5.00%        3.98%        4.22%       -0.78%         4.21%        3.21%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              5.13%         4.86%        4.51%        4.09%        3.16%         4.07%        4.07%
5 YEARS                              4.53%         4.28%        4.08%        3.72%        3.37%         3.61%        3.61%
SINCE INCEPTION                      4.46%         4.27%        4.16%        3.86%        3.86%         4.06%        4.06%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 10

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital Management,
LLC, investment adviser to
the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current
income exempt from federal
income tax consistent with
moderate fluctuation of
principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Intermediate
Municipal Bond Fund Investor
A Shares provided
shareholders with a total
return of 8.07%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk, and lower quality, investment grade issues for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 8.07%, Nations Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Intermediate Municipal Debt Funds Average, which returned 8.69% for the 12-month period ended March 31, 2003. The Fund's overweight position in industrial revenue issues hurt performance as the expected economic recovery failed to materialize. In addition, the Fund's yield curve and duration exposure favored a stable to rising rate environment, which hurt relative performance versus the Fund's peers as interest rates fell during the period.

                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise. However, in our opinion, upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           equity market bubble. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the state budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

28.7%  General obligation
 7.9%  Hospital
 5.6%  Industrial development revenue/Pollution control revenue
11.1%  Transportation
 6.6%  Housing
 9.8%  Prerefunded
 6.5%  Education
 5.9%  Electric
 3.7%  Lease
14.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Delaware Valley, Pennsylvania,
                                                                                 Regional Financing Authority, Local
                                                                                 Government Revenue, Series 2002,
                                                                                 5.500% 07/01/12                         0.8%
                                                                            -------------------------------------------------
                                                                              2  San Francisco, California, GO
                                                                                 Refunding, Series 2002, 5.000%
                                                                                 06/15/11                                0.8%
                                                                            -------------------------------------------------
                                                                              3  Hawaii State, GO, Series 2001CV (FGIC
                                                                                 Insured), 5.500% 08/01/09               0.8%
                                                                            -------------------------------------------------
                                                                              4  Houston, Texas, Water and Sewer
                                                                                 Systems Revenue Refunding, Series
                                                                                 2002B, (AMBAC Insured), 5.500%
                                                                                 12/01/06                                0.8%
                                                                            -------------------------------------------------
                                                                              5  New York State, Urban Development
                                                                                 Corporation, Correctional and Youth
                                                                                 Facility Services Revenue, Series
                                                                                 2002A, Mandatory Put 1/01/11 @ 100,
                                                                                 5.000% 01/01/17                         0.7%
                                                                            -------------------------------------------------
                                                                              6  Lordburg, New Mexico, PCR Refunding,
                                                                                 (Phelps Dodge Corporation Project)
                                                                                 Series 1993, 6.500% 04/01/13            0.7%
                                                                            -------------------------------------------------
                                                                              7  Alaska State, Housing Finance
                                                                                 Corporation Revenue, Series 1997A,
                                                                                 (MBIA Insured, GO of Corporation),
                                                                                 6.000% 06/01/27                         0.6%
                                                                            -------------------------------------------------
                                                                              8  Maryland State, Transportation
                                                                                 Department Revenue, Series 2002,
                                                                                 5.500% 02/01/10                         0.6%
                                                                            -------------------------------------------------
                                                                              9  Massachusetts State, GO Refunding,
                                                                                 Series 1993C, (AMBAC Insured),
                                                                                 Prerefunded 08/01/03 @ 102, 4.950%
                                                                                 08/01/05                                0.6%
                                                                            -------------------------------------------------
                                                                             10  Denver, Colorado, City and County
                                                                                 Airport Revenue, Series 1995C, (MBIA
                                                                                 Insured), 6.500% 11/15/12               0.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                                             LEHMAN QUALITY
                                                  NATIONS INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL     INTERMEDIATE MUNICIPAL
                                                   MUNICIPAL BOND FUND             BOND INDEX                     INDEX
                                                  --------------------       -----------------------     ----------------------
Aug. 17 1993                                               9675                       10000                       10000
1993                                                       9979                       10413                       10231
1994                                                       9502                       10125                        9951
1995                                                      10884                       11557                       11324
1996                                                      11301                       12061                       11807
1997                                                      12111                       12987                       12673
1998                                                      12747                       13806                       13435
1999                                                      12560                       13786                       13475
2000                                                      13551                       15040                       14639
2001                                                      14170                       15822                       15447
2002                                                      15268                       17456                       16873
Mar. 31 2003                                              15400                       17659                       17062

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                                             LEHMAN QUALITY
                                                  NATIONS INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL     INTERMEDIATE MUNICIPAL
                                                   MUNICIPAL BOND FUND             BOND INDEX                     INDEX
                                                  --------------------       -----------------------     ----------------------
Aug. 17 1993                                              10000                       10000                       10000
1993                                                      10314                       10413                       10231
1994                                                       9821                       10125                        9951
1995                                                      11250                       11557                       11324
1996                                                      11681                       12061                       11807
1997                                                      12518                       12987                       12673
1998                                                      13175                       13806                       13435
1999                                                      12982                       13786                       13475
2000                                                      14006                       15040                       14639
2001                                                      14646                       15822                       15447
2002                                                      15781                       17456                       16873
Mar. 31 2003                                              15917                       17659                       17062


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/17/93 through
      3/31/03)              4.95%     4.59%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Municipal Bond Fund from the inception of the share class. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. The Lehman Quality Intermediate Municipal Index is a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                               INVESTOR A              INVESTOR B               INVESTOR C
                                            PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              7/30/93             8/17/93                  12/2/93                  11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            8.34%         8.07%       4.51%       7.26%       4.26%        7.25%       6.25%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       6.74%         6.48%       5.30%       5.68%       5.38%        5.67%       5.67%
5 YEARS                                       5.02%         4.77%       4.08%       4.04%       4.04%        4.09%       4.09%
SINCE INCEPTION                               5.27%         4.95%       4.59%       4.38%       4.38%        5.44%       5.44%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2002 and prior years compared the Fund's performance to the Lehman 7-Year Municipal Bond Index. The Fund changed the Index to which it compares its performance because the Lehman Quality Intermediate Municipal Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS MUNICIPAL INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income tax with
the potential for
principal fluctuation
associated with
investments in long-term
municipal securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Municipal Income
Fund Investor A Shares
provided shareholders with
a total return of 6.83%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues for their additional yield potential. By maintaining a well-diversified portfolio, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of greater than seven years and a duration of greater than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 6.83%, Nations Municipal Income Fund (Investor A Shares) underperformed its peer group, the Lipper General Municipal Debt Funds Average, which returned 8.30%, for the 12-month period ended March 31, 2003. Much of the underperformance of the Fund can be attributed to the portion of the Fund allocated to the transportation sector of the market. Bonds backed by United Airlines and American Airlines dramatically underperformed throughout 2002. Rising oil prices and global economic weakness contributed to record losses for the airline industry in 2002 and into 2003. These positions have been liquidated, as a recovery within the airline industry seems to be dependent upon political changes as well as an economic recovery.

                           WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasuries should subside, allowing interest rates to rise. However, in our opinion, upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the

---------------


                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General Municipal Debt Funds Average invest at least 65% of their assets in municipal debt issues in the top four credit ratings.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MUNICIPAL INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           equity market bubble. In addition, we believe the Federal Reserve will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS MUNICIPAL INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

25.1%  General obligation
10.2%  Prerefunded
10.3%  Industrial development revenue/Pollution control revenue
 9.9%  Hospital
 6.4%  Water
 8.6%  Transportation
 8.0%  Education
 3.8%  Housing
 7.8%  Electric
 9.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Washington State, GO, Series 1990A,
                                                                                 6.750% 02/01/15                         2.0%
                                                                            -------------------------------------------------
                                                                              2  Chicago, Illinois, O'Hare
                                                                                 International Airport Revenue
                                                                                 Refunding Second Lien, Series 1999,
                                                                                 AMT, (AMBAC Insured), 5.500% 01/01/10   1.8%
                                                                            -------------------------------------------------
                                                                              3  California State, GO, Series 2002,
                                                                                 5.000% 10/01/17                         1.5%
                                                                            -------------------------------------------------
                                                                              4  District of Columbia, Revenue,
                                                                                 (Carnegie Endowment Project) Series
                                                                                 1996, 5.750% 11/15/26                   1.4%
                                                                            -------------------------------------------------
                                                                              5  Jea, Florida, St. John's River Power
                                                                                 Parkway Systems Revenue Refunding,
                                                                                 Series 2002, 5.250% 10/01/13            1.4%
                                                                            -------------------------------------------------
                                                                              6  Washington State, GO, Series 2000A,
                                                                                 5.625% 07/01/21                         1.3%
                                                                            -------------------------------------------------
                                                                              7  North Slope Borough, Alaska, Capital
                                                                                 Appreciation GO, Series 2000B, (MBIA
                                                                                 Insured), 4.060% 06/30/11               1.3%
                                                                            -------------------------------------------------
                                                                              8  Wyoming, Student Loan Corporation,
                                                                                 Revenue Refunding, Series 1999A,
                                                                                 6.250% 06/01/29                         1.3%
                                                                            -------------------------------------------------
                                                                              9  District of Columbia, Hospital
                                                                                 Revenue Refunding, (Medlantic
                                                                                 Healthcare Group Project) Series
                                                                                 1997A, (MBIA Insured), Prerefunded
                                                                                 08/15/07 @ 102, 5.375% 08/15/15         1.3%
                                                                            -------------------------------------------------
                                                                             10  Georgia State, Housing and Finance
                                                                                 Authority, Single-Family Mortgage
                                                                                 Revenue, Series 1999B-2, AMT, 6.100%
                                                                                 06/01/31                                1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MUNICIPAL INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS MUNICIPAL INCOME FUND       LEHMAN MUNICIPAL BOND INDEX
                                                               -----------------------------       ---------------------------
Mar. 31 1993                                                               9525.00                           10000.00
1994                                                                       9688.00                           10232.00
1995                                                                      10350.00                           10992.00
1996                                                                      11250.00                           11913.00
1997                                                                      11905.00                           12563.00
1998                                                                      13204.00                           13909.00
1999                                                                      13891.00                           14772.00
2000                                                                      13575.00                           14760.00
2001                                                                      14871.00                           16372.00
2002                                                                      15161.00                           16995.00
Mar. 31 2003                                                              16197.00                           18676.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS MUNICIPAL INCOME FUND       LEHMAN MUNICIPAL BOND INDEX
                                                               -----------------------------       ---------------------------
Mar. 31 1993                                                              10000.00                           10000.00
1994                                                                      10171.00                           10232.00
1995                                                                      10866.00                           10992.00
1996                                                                      11811.00                           11913.00
1997                                                                      12498.00                           12563.00
1998                                                                      13862.00                           13909.00
1999                                                                      14584.00                           14772.00
2000                                                                      14252.00                           14760.00
2001                                                                      15613.00                           16372.00
2002                                                                      15917.00                           16995.00
Mar. 31 2003                                                              17004.00                           18676.00


AVERAGE ANNUAL TOTAL RETURN

Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/93 through
      3/31/03)              5.45%      4.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Municipal Income Fund over the last 10 years. The Lehman Municipal Bond Index is a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                                                                  INVESTOR C
                                                                   INVESTOR A             INVESTOR B
                                                 PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                   2/1/91              2/1/91                 6/7/93                 6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                 7.19%        6.83%      1.76%      6.04%       1.04%       6.03%       5.03%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                            6.35%        6.06%      4.37%      5.27%       4.36%       5.30%       5.30%
5 YEARS                                            4.43%        4.17%      3.17%      3.42%       3.08%       3.45%       3.45%
10 YEARS                                           5.69%        5.45%      4.94%       --          --         4.83%       4.83%
SINCE INCEPTION                                    6.58%        6.38%      5.96%      4.62%       4.62%       5.30%       5.30%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and California
state individual income
taxes consistent with
moderate fluctuation of
principal.

PERFORMANCE REVIEW
Since the inception of
Investor A Shares on
September 9, 2002 to March
31, 2003, Nations
California Intermediate
Municipal Bond Fund
Investor A Shares provided
shareholders with a
cumulative return of
1.42%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE PERIOD FROM THE INCEPTION OF INVESTOR A SHARES ON SEPTEMBER 9, 2002 THROUGH MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a cumulative return of 1.42%, Nations California Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 0.67% for the period September 9, 2002 to March 31, 2003. The Fund benefited from an overweighting in general obligation and hospital revenue bonds. The Fund has been moving to a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and "trading up" in quality where possible.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           The state is currently rated "A2" by Moody's
                           Investors Services, "A" by Standard & Poor's
                           Corporation and "A" by Fitch, Inc. The State's ratings have been under pressure this past year as revenues continued to lag projections and a forecasted upswing in the economy failed to materialize. Economic weakness has largely been centered in northern and central California. The state has been

---------------


                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           particularly hard hit by the extended downturn in the high tech sector, which accounts for many of the state's high wage-paying jobs, and the poor performance of the stock market. The state's high dependence on personal income taxes, including capital gains and options-related taxes, amplifies the effect of the stock market and tech sector decline on the state's budgetary position. California was downgraded by all three major rating agencies following Governor Gray Davis' disclosure in December 2002 that the estimated budget gap from January 2003 through June 2004 had grown to $35 billion. The current ratings reflect the state's weakened financial position as well as the many political, legal and economic challenges to the State in addressing its structural budget problems and closing the budget gap. The ratings, however, also reflect the state's deep and diverse economy and moderate debt load.

                           WHAT IS YOUR OUTLOOK FOR CALIFORNIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?
                           In our opinion, economic growth in California is expected to remain slow in 2003 before picking up in 2004, but will continue to be susceptible to changes in interest rates, geopolitics, oil prices, and other factors. We believe job growth will be led by the private sector, with public sector employment impacted by budget cuts at all levels of government. State spending cuts will likely impact local governments through reduced funding for a broad range of public services such as education, transportation and social welfare programs. In our view, California's long-term growth potential remains good. The economy is very diverse and historically resilient to a downturn in any particular sector. We also believe an improvement in capital spending by businesses as the overall economy picks may aid the high tech manufacturing sector, while population growth should fuel continued growth in the service sector.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasuries should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS CALIFORNIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

12.6%  Electric
11.2%  Special tax
10.4%  Lease
10.0%  Prerefunded
 9.8%  Transportation
 9.8%  Education
 6.8%  Water
 6.4%  Hospital
 4.8%  Resource recovery
18.2%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Inland Empire, California, Solid
                                                                                 Waste Authority, Revenue, (Landfill
                                                                                 Improvement Financing Project) Series
                                                                                 1996B, AMT, (FSA Insured), 6.250%
                                                                                 08/01/11                                4.3%
                                                                            -------------------------------------------------
                                                                              2  Sacramento, California, Cogeneration
                                                                                 Authority, Revenue Refunding,
                                                                                 (Cogeneration Project) Series 1998,
                                                                                 (MBIA Insured), 5.250% 07/01/09         3.5%
                                                                            -------------------------------------------------
                                                                              3  Puerto Rico, Commonwealth Highway &
                                                                                 Transportation Authority,
                                                                                 Transportation Revenue, Series 2002F,
                                                                                 5.000% 07/01/05                         3.1%
                                                                            -------------------------------------------------
                                                                              4  Oakland, California, Redevelopment
                                                                                 Agency Tax Allocation Refunding,
                                                                                 (Center District Redevelopment
                                                                                 Project) Series 1992, (AMBAC
                                                                                 Insured), 5.500% 02/01/14               3.1%
                                                                            -------------------------------------------------
                                                                              5  Los Angeles, California, Unified
                                                                                 School District, GO, Series 2000D,
                                                                                 5.500% 07/01/09                         3.0%
                                                                            -------------------------------------------------
                                                                              6  San Francisco, California, Bay Area
                                                                                 Rapid Transportation District, Sales
                                                                                 Tax Revenue, Series 1998, 5.500%
                                                                                 07/01/09                                2.9%
                                                                            -------------------------------------------------
                                                                              7  San Ramon Valley, California, Unified
                                                                                 School District, GO, Series 1998A,
                                                                                 (FGIC Insured), 1.690% 07/01/05         2.8%
                                                                            -------------------------------------------------
                                                                              8  California, Santa Magarita/Dana Point
                                                                                 Authority, Revenue, Series 1997A,
                                                                                 (AMBAC Insured), 5.500% 08/01/11        2.7%
                                                                            -------------------------------------------------
                                                                              9  Southern California, Public Power
                                                                                 Authority, Power Project Revenue,
                                                                                 Series 1989, 6.750% 07/01/13            2.7%
                                                                            -------------------------------------------------
                                                                             10  Oakland, California, J.T. Powers
                                                                                 Financing Authority, Lease Revenue
                                                                                 Refunding, (Oakland Convention
                                                                                 Centers) Series 2001, (AMBAC
                                                                                 Insured), 5.500% 10/01/11               2.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                              NATIONS CALIFORNIA INTERMEDIATE      LEHMAN QUALITY INTERMEDIATE
                                                                    MUNICIPAL BOND FUND                  MUNICIPAL INDEX
                                                              -------------------------------      ---------------------------
Sep. 9 2002                                                                 9525                              10000
9/02                                                                        9616                              10175
10/02                                                                       9427                              10041
11/02                                                                       9422                              10000
12/02                                                                       9620                              10201
1/03                                                                        9570                              10185
2/03                                                                        9672                              10319
Mar. 31 2003                                                                9659                              10315

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                              NATIONS CALIFORNIA INTERMEDIATE      LEHMAN QUALITY INTERMEDIATE
                                                                    MUNICIPAL BOND FUND                  MUNICIPAL INDEX
                                                              -------------------------------      ---------------------------
Sep. 9 2002                                                                10000                              10000
9/02                                                                       10096                              10175
10/02                                                                       9897                              10041
11/02                                                                       9892                              10000
12/02                                                                      10100                              10201
1/03                                                                       10047                              10185
2/03                                                                       10154                              10319
Mar. 31 2003                                                               10141                              10315


CUMULATIVE TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (9/9/02 through
      3/31/03)              1.42%     -1.87%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Intermediate Municipal Bond Fund from the inception of the share class. The Lehman Quality Intermediate Municipal Index is a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                           INVESTOR A                INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**         MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         8/19/02               9/9/02                    8/29/02                   9/11/02
------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                          2.94%          1.42%       -1.87%       1.91%       -1.09%        0.96%       -0.03%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 22

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks as high a
level of current interest
income free of federal
income tax and California
state individual income
tax as is consistent with
prudent investment
management and
preservation of capital.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations California
Municipal Bond Fund
Investor A Shares provided
shareholders with a total
return of 9.09%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CALIFORNIA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of California municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of greater than seven years and a duration of more than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 9.09%, Nations California Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper California Municipal Debt Funds Average, which returned 8.40% for the 12-month period ended March 31, 2003. The Fund benefited from an overweighting of 10-15 year maturities, which performed strongly as the yield curve steepened during the period. In addition, the Fund's higher than average credit quality also benefited performance as the Fund avoided problems in the transportation and industrial revenue sectors.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA?

                           The state is currently rated "A2" by Moody's
                           Investors Services, "A" by Standard & Poor's
                           Corporation and "A" by Fitch, Inc. The state's ratings have been under pressure this past year as revenues continued to lag projections and a forecasted upswing in the economy failed to materialize. Economic weakness has largely been centered in northern and central California. The state has been particularly hard hit by the extended downturn in the high tech sector, which accounts for many of the state's high wage-paying jobs, as well as the poor

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper California Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in California.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           performance of the stock market. California's high dependence on personal income taxes, including capital gains and options-related taxes, amplifies the effect of the stock market and technology sector decline on the State's budgetary position. The state was downgraded by all three major rating agencies following Governor Gray Davis' disclosure in December 2002 that the estimated budget gap from January 2003 through June 2004 had grown to $35 billion. The current ratings reflect the State's weakened financial position as well as the many political, legal and economic challenges to the State in addressing its structural budget problems and closing the budget gap. The ratings, however, also reflect the state's deep and diverse economy and moderate debt load.

                           WHAT IS YOUR OUTLOOK FOR CALIFORNIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           In our opinion, economic growth in California is expected to remain slow in 2003 before picking up in 2004, but we believe the state will continue to be susceptible to changes in interest rates, geopolitics, oil prices, and other factors. We believe job growth will be led by the private sector, with public sector employment impacted by budget cuts at all levels of government. State spending cuts will likely impact local governments through reduced funding for a broad range of public services such as education, transportation and social welfare programs. In our view, California's long-term growth potential remains good. The economy is very diverse and historically resilient to a downturn in any particular sector. We also believe an improvement in capital spending by businesses as the overall economy picks up may aid the high tech manufacturing sector, while population growth should fuel continued growth in the service sector.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

13.2%  Water
12.7%  Transportation
11.3%  Prerefunded
10.9%  Housing
10.5%  Hospital
 9.7%  General obligation
 9.0%  Lease
 8.9%  Electric
 6.7%  Special tax
 7.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  University of California, Hospital
                                                                                 Revenue, (University of California
                                                                                 Medical Center Project) Series 1996,
                                                                                 (AMBAC Insured), Prerefunded 07/01/01
                                                                                 @ 101, 5.750% 07/01/06                  3.0%
                                                                            -------------------------------------------------
                                                                              2  Puerto Rico, Electric Power
                                                                                 Authority, Power Revenue, Series
                                                                                 2000HH, (FSA Insured), 5.250%
                                                                                 07/01/29                                2.5%
                                                                            -------------------------------------------------
                                                                              3  Port Oakland, California, Port
                                                                                 Revenue Refunding, Series 1997H, AMT,
                                                                                 (MBIA Insured), 5.500% 11/01/15         2.5%
                                                                            -------------------------------------------------
                                                                              4  California, Statewide Communities
                                                                                 Development Authority, Apartment
                                                                                 Development Revenue Refunding,
                                                                                 (Irvine Apartment Communities
                                                                                 Project) Series 1998A-4, Mandatory
                                                                                 Put 05/15/13 @ 100, 5.250% 05/15/25     2.1%
                                                                            -------------------------------------------------
                                                                              5  Los Angeles County, California,
                                                                                 Metropolitan Transportation
                                                                                 Authority, Sales Tax Revenue, Series
                                                                                 2000A, (FGIC Insured), 5.250%
                                                                                 07/01/30                                1.9%
                                                                            -------------------------------------------------
                                                                              6  Fresno, California, Sewer Revenue,
                                                                                 Series 1993A-1, (AMBAC Insured),
                                                                                 6.250% 09/01/14                         1.9%
                                                                            -------------------------------------------------
                                                                              7  West Covina, California,
                                                                                 Redevelopment Agency, Community
                                                                                 Facilities District Special Tax
                                                                                 Refunding, (Fashion Plaza Project)
                                                                                 Series 1996, 6.000% 09/01/17            1.8%
                                                                            -------------------------------------------------
                                                                              8  California, Health Facilities
                                                                                 Financing Authority, Revenue
                                                                                 Refunding, Insured Health Facilities,
                                                                                 (Mark Twain Project) Series 1996,
                                                                                 (MBIA Insured), 6.000% 07/01/16         1.7%
                                                                            -------------------------------------------------
                                                                              9  San Jose Redevelopment Agency,
                                                                                 California, Tax Allocation, (Merged
                                                                                 Area Redevelopment Project) Series
                                                                                 1993, (MBIA Insured), 6.000% 08/01/15   1.5%
                                                                            -------------------------------------------------
                                                                             10  Southern California, Public Power
                                                                                 Authority, Power Project Revenue,
                                                                                 Series 1989, 6.750% 07/01/13            1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CALIFORNIA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                             NATIONS CALIFORNIA MUNICIPAL BOND
                                                                           FUND                    LEHMAN MUNICIPAL BOND INDEX
                                                             ---------------------------------     ---------------------------
Mar. 31 1993                                                              9525.00                            10000.00
1994                                                                      9734.00                            10232.00
1995                                                                     10291.00                            10992.00
1996                                                                     10994.00                            11913.00
1997                                                                     11541.00                            12563.00
1998                                                                     12774.00                            13909.00
1999                                                                     13620.00                            14772.00
2000                                                                     13433.00                            14760.00
2001                                                                     14767.00                            16372.00
2002                                                                     15129.00                            16971.00
Mar. 31 2003                                                             16504.00                            18676.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                             NATIONS CALIFORNIA MUNICIPAL BOND
                                                                           FUND                    LEHMAN MUNICIPAL BOND INDEX
                                                             ---------------------------------     ---------------------------
Mar. 31 1993                                                             10000.00                            10000.00
1994                                                                     10219.00                            10232.00
1995                                                                     10805.00                            10992.00
1996                                                                     11542.00                            11913.00
1997                                                                     12116.00                            12563.00
1998                                                                     13411.00                            13909.00
1999                                                                     14299.00                            14772.00
2000                                                                     14103.00                            14760.00
2001                                                                     15504.00                            16372.00
2002                                                                     15884.00                            16971.00
Mar. 31 2003                                                             17327.00                            18676.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 >through
      3/31/03)              5.65%     5.14%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations California Municipal Bond Fund over the last 10 years. The Lehman Municipal Bond Index is a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/03)

                                                                  INVESTOR A            INVESTOR B++             INVESTOR C
                                               PRIMARY A+      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                 5/21/99             3/30/84                7/15/98                 7/29/99
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               9.37%         9.09%      3.95%      8.27%       3.27%       8.30%       7.30%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          7.37%         7.10%      5.36%      6.31%       5.42%       6.32%       6.32%
5 YEARS                                          5.42%         5.26%      4.23%      4.47%       4.14%          --          --
10 YEARS                                         5.73%         5.65%      5.14%      5.26%       5.26%          --          --
SINCE INCEPTION                                  7.50%         7.45%      7.18%      7.24%       7.24%       5.21%       5.21%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is March 30, 1984.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is March 30, 1984.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income and the
Florida state intangibles
taxes consistent with
moderate fluctuation of
principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Florida
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 6.68%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 6.68%, Nations Florida Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Florida Intermediate Municipal Debt Funds Average, which returned 7.97% for the 12-month period ended March 31, 2003. The Fund underperformed as a result of a more defensive structure, maintaining positions in higher coupon, shorter duration securities. The Fund's exposure to the transportation (airlines) sector and tobacco sector was also a drag on performance. The Fund has maintained its defensive structure in anticipation of a rising interest rate environment in 2003.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

                           The state of Florida is rated "Aa2" by Moody's Investors Services, "AA+" by Standard & Poor's Corporation and "AA" by Fitch, Inc. The key factors reflected in the state's long-term creditworthiness are a growing and diversifying economy, excellent prospects for future growth, and despite a rising debt burden and recent financial pressures a long history of strong financial management.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Florida Intermediate Municipal Debt Funds Average invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of five to ten years.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The largest sectors in the state's economy are trade, government, services and FIRE (finance, insurance and real estate). Tourism, while not a formal sector is a leading industry in the state and drives collections of gross receipts tax (sales tax), the state's leading source of revenue. Tourism has fallen off as a result of the recession and the events of "9/11." From a long-term perspective both employment and population have been increasing. This increase in population has caused state debt to rise. Currently the state has about $15 billion in general obligation-backed debt. We believe this is a manageable figure given the state's credit strengths. The state currently has a budget reserve of about $960 million or about 5% of the 2003 fiscal year budget -- this is a significant number. Recent reports indicate that the state is likely to finish the fiscal year with a surplus.

                           WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           A key challenge for the state is rapid population growth requiring infrastructure spending -- particularly for schools. These needs ideally should be met without impairing state finances. In part to address these needs, the state has established a public education bond program -- funded with a first and second lien on utility gross receipts tax. Florida has a long history of coping successfully with growth pressures and cost containment issues, as evidenced by their ability to accumulate large reserves, and we expect this success to continue.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS FLORIDA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

15.5%  Hospital
14.7%  Special tax
12.6%  Prerefunded
 9.5%  General Obligation
 8.8%  Transportation
 8.4%  Housing
 6.1%  Water
 6.0%  Electric
 5.3%  Education
13.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Orlando, Florida, Utilities
                                                                                 Commission, Water and Electric
                                                                                 Revenue Refunding, Series 2001,
                                                                                 5.000% 10/01/09                         2.6%
                                                                            -------------------------------------------------
                                                                              2  Tampa, Florida, Utilities Tax &
                                                                                 Special Revenue Refunding, Series
                                                                                 2001B, (AMBAC Insured), 5.750%
                                                                                 10/01/15                                2.6%
                                                                            -------------------------------------------------
                                                                              3  Florida State, Division of Bond
                                                                                 Financing, Department of General
                                                                                 Services Revenue, (Department of
                                                                                 Natural Resources -- Preservation
                                                                                 2000 Project) Series 1993A, (FSA
                                                                                 Insured), Prerefunded 07/01/03 @ 101,
                                                                                 5.300% 07/01/06                         2.2%
                                                                            -------------------------------------------------
                                                                              4  Florida State, Department of
                                                                                 Environmental Protection &
                                                                                 Preservation, Revenue, (Florida
                                                                                 Forever Project) Series 2001B, (MBIA
                                                                                 Insured), 5.000% 07/01/09               2.2%
                                                                            -------------------------------------------------
                                                                              5  Orange County, Florida, Health
                                                                                 Facilities Authority, Revenue,
                                                                                 (Orlando Regional Healthcare Project)
                                                                                 Series 1996A, (MBIA Insured), 6.250%
                                                                                 10/01/08                                2.2%
                                                                            -------------------------------------------------
                                                                              6  Arlington County, Virginia,
                                                                                 Industrial Development Authority,
                                                                                 Hospital Facility Revenue, (Virginia
                                                                                 Hospital Arlington Health Systems
                                                                                 Project) Series 2001, 5.500% 07/01/14   1.8%
                                                                            -------------------------------------------------
                                                                              7  Jacksonville, Florida, Health
                                                                                 Facilities Authority, Hospital
                                                                                 Revenue, Series 1997B, 5.400%
                                                                                 08/15/18                                1.7%
                                                                            -------------------------------------------------
                                                                              8  South Broward, Florida, Hospital
                                                                                 District Revenue, Series 2003A, (MBIA
                                                                                 Insured), 5.250% 05/01/12               1.7%
                                                                            -------------------------------------------------
                                                                              9  Florida State, Board of Education,
                                                                                 Lottery Revenue, Series 2001B, 5.000%
                                                                                 07/01/20                                1.7%
                                                                            -------------------------------------------------
                                                                             10  Tallahassee, Florida, Blue Print 2000
                                                                                 Intern Government Revenue, Series
                                                                                 2003, (FSA Insured), 5.000% 10/01/13    1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                NATIONS FLORIDA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                ----------------------------       ----------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9953                              10299
1995                                                                       10528                              10953
1996                                                                       11264                              11836
1997                                                                       11716                              12383
1998                                                                       12693                              13512
1999                                                                       13294                              14312
2000                                                                       13323                              14396
2001                                                                       14433                              15860
2002                                                                       14871                              16417
Mar. 31 2003                                                               15864                              18149

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                NATIONS FLORIDA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                ----------------------------       ----------------------------
Mar. 31 1993                                                               10000                              10000
1994                                                                       10287                              10299
1995                                                                       10882                              10953
1996                                                                       11642                              11836
1997                                                                       12109                              12383
1998                                                                       13119                              13512
1999                                                                       13741                              14312
2000                                                                       13771                              14396
2001                                                                       14918                              15860
2002                                                                       15370                              16417
Mar. 31 2003                                                               16397                              18149


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              5.07%     4.73%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        12/11/92             12/14/92                  6/7/93                   12/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     6.94%          6.68%        3.25%       5.87%        2.87%        5.85%        4.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                6.25%          5.99%        4.82%       5.19%        4.89%        5.13%        5.13%
5 YEARS                                4.82%          4.56%        3.87%       3.84%        3.84%        3.83%        3.83%
10 YEARS                               5.30%          5.07%        4.73%          --           --        4.49%        4.49%
SINCE INCEPTION                        5.52%          5.30%        4.96%       4.44%        4.44%        4.72%        4.72%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FLORIDA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income and the
Florida state intangibles
taxes with the potential
for principal fluctuation
associated with
investments in long-term
municipal securities.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Florida Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 9.49%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS FLORIDA MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Florida municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As a long-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity greater than seven years and a duration of more than six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 9.49%, Nations Florida Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Florida Municipal Debt Funds Average, which returned 8.35% for the 12-month period ended March 31, 2003. The Fund benefited from a longer duration stance than its peer group and an overweighting in general obligation and higher quality bonds. The Fund has been moving to a more defensive mode, as we have been adding higher premium cushion bonds (bonds containing some call protection) and "trading up" in quality where possible in anticipation of a rising interest rate environment.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

                           The state of Florida is rated "Aa2" by Moody's Investors Services, "AA+" by Standard & Poor's Corporation and "AA" by Fitch, Inc. The key factors reflected in the state's long-term creditworthiness are a growing and diversifying economy, excellent prospects for future growth, and despite a rising debt burden and recent financial pressures, a long history of strong financial management.

---------------            *The outlook for this Fund may differ from that
                           presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Florida Municipal Debt Funds Average limit their assets to those securities that are exempt from taxation in Florida.



                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS FLORIDA MUNICIPAL

BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The largest sectors in the state's economy are trade, government, services and FIRE (finance, insurance and real estate). Tourism, while not a formal sector is a leading industry in the state and drives collections of gross receipts tax (sales tax), the state's leading source of revenue. Tourism has fallen off as a result of the recession and the events of "9/11". From a long-term perspective both employment and population have been increasing. This increase in population has caused state debt to rise. Currently the state has about $15 billion in general obligation-backed debt. We believe this is a manageable figure given the state's credit strengths. The state currently has a budget reserve of about $960 million or about 5% of the 2003 fiscal year budget -- this is a significant number. Recent reports indicate that the state is likely to finish the fiscal year with a surplus.

                           WHAT IS YOUR OUTLOOK FOR FLORIDA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           A key challenge for the state is rapid population growth requiring infrastructure spending -- particularly for schools. These needs ideally should be met without impairing state finances. In part to address these needs, the state has established a public education bond program -- funded with a first and second lien on utility gross receipts tax. Florida has a long history of coping successfully with growth pressures and cost containment issues, as evidenced by its ability to accumulate large reserves, and we expect this success to continue.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS FLORIDA MUNICIPAL

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

15.0%  Prefunded
12.4%  Special tax
11.5%  General obligation
11.3%  Transportation
10.2%  Electric
 9.5%  Hospital
 6.6%  Housing
 6.3%  Water
 5.6%  Resource recovery
11.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Palm Beach County, Florida, Solid
                                                                                 Waste Authority, Revenue, Unrefunded
                                                                                 Balance, Series 1997A, (AMBAC
                                                                                 Insured), 6.000% 10/01/10               4.8%
                                                                            -------------------------------------------------
                                                                              2  Jacksonville, Florida, Sales Tax
                                                                                 Revenue, (River City Renaissance
                                                                                 Project) Series 1995, (FGIC Insured),
                                                                                 Prerefunded 10/01/05 @ 101, 5.650%
                                                                                 10/01/14                                4.4%
                                                                            -------------------------------------------------
                                                                              3  Okaloosa County, Florida, Gas
                                                                                 Distribution Revenue Refunding,
                                                                                 Series 1994, (MBIA Insured),
                                                                                 Prerefunded 10/01/04 @ 102, 6.875%
                                                                                 10/01/19                                4.4%
                                                                            -------------------------------------------------
                                                                              4  Puerto Rico, Commonwealth GO, Series
                                                                                 1997, (MBIA Insured), 6.500% 07/01/15   4.2%
                                                                            -------------------------------------------------
                                                                              5  South Miami, Florida, Health
                                                                                 Facilities Authority, Hospital
                                                                                 Revenue Refunding, (Baptist Health
                                                                                 Systems Obligation Group Project)
                                                                                 Series 1995, (MBIA Insured), 5.375%
                                                                                 10/01/16                                3.4%
                                                                            -------------------------------------------------
                                                                              6  Lakeland, Florida, Water and Waste
                                                                                 Water Revenue Refunding and
                                                                                 Improvement, Series 2002, 5.000%
                                                                                 10/01/27                                3.3%
                                                                            -------------------------------------------------
                                                                              7  Jacksonville, Florida, GTD,
                                                                                 Entitlement Revenue Refunding and
                                                                                 Improvement, Series 2002, (FGIC
                                                                                 Insured), 5.375% 10/01/19               3.2%
                                                                            -------------------------------------------------
                                                                              8  Orange County, Florida, Health
                                                                                 Facilities Authority, Revenue, Series
                                                                                 1996A, (MBIA Insured), 6.250%
                                                                                 10/01/16                                3.2%
                                                                            -------------------------------------------------
                                                                              9  Miami-Dade County, Florida, Aviation
                                                                                 Revenue, Series 1998C, AMT, (MBIA
                                                                                 Insured), 5.250% 10/01/15               2.9%
                                                                            -------------------------------------------------
                                                                             10  Gainesville, Florida, Utility Systems
                                                                                 Revenue, Series 1992B, 6.500%
                                                                                 10/01/11                                2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS FLORIDA MUNICIPAL

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS FLORIDA MUNICIPAL BOND
                                                                            FUND                   LEHMAN MUNICIPAL BOND INDEX
                                                               ------------------------------      ---------------------------
Dec. 10 1993                                                               9525.00                           10000.00
1993                                                                       9522.00                           10211.00
1994                                                                       8739.00                            9683.00
1995                                                                      10456.00                           11374.00
1996                                                                      10765.00                           11877.00
1997                                                                      11704.00                           12969.00
1998                                                                      12362.00                           13808.00
1999                                                                      12020.00                           13524.00
2000                                                                      13348.00                           15103.00
2001                                                                      13955.00                           15878.00
2002                                                                      15246.00                           17402.00
Mar. 31 2003                                                              15387.00                           17611.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS FLORIDA MUNICIPAL BOND
                                                                            FUND                   LEHMAN MUNICIPAL BOND INDEX
                                                               ------------------------------      ---------------------------
Dec. 10 1993                                                              10000.00                           10000.00
1993                                                                       9997.00                           10211.00
1994                                                                       9174.00                            9683.00
1995                                                                      10977.00                           11374.00
1996                                                                      11302.00                           11877.00
1997                                                                      12288.00                           12969.00
1998                                                                      12979.00                           13808.00
1999                                                                      12619.00                           13524.00
2000                                                                      14014.00                           15103.00
2001                                                                      14651.00                           15878.00
2002                                                                      16006.00                           17402.00
Mar. 31 2003                                                              16154.00                           17611.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/10/93 through
      3/31/03)              5.29%     4.74%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Florida Municipal Bond Fund from the inception of the share class. The Lehman Municipal Bond Index is a broad-based, unmanaged index of 8,000 investment grade bonds with long-term maturities. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                        12/13/93             12/10/93                 10/22/93                   11/3/94
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                      9.76%         9.49%        4.28%       8.67%        3.67%        8.68%        7.68%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 7.77%         7.50%        5.76%       6.71%        5.82%        6.66%        6.66%
5 YEARS                                 5.65%         5.41%        4.38%       4.65%        4.32%        4.61%        4.61%
SINCE INCEPTION                         5.59%         5.29%        4.74%       4.59%        4.59%        6.68%        6.68%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and Georgia state
income taxes consistent
with moderate fluctuation
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Georgia
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 6.54%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GEORGIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Georgia municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 6.54%, Nations Georgia Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2002. The Fund underperformed as a result of a maintaining a more defensive structure, i.e., higher coupon/shorter duration securities. The Fund's exposure to the transportation (airlines) sector and tobacco sector was also a drag on performance. The Fund has maintained its defensive structure in anticipation of a rising interest rate environment in 2003.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN GEORGIA?

                           The state of Georgia has earned the highest possible credit rating from Moody's Investors Services, Inc. ("Aaa"), Standard & Poor's Corporation ("AAA"), and Fitch, Inc. ("AAA"). Like other states, Georgia has experienced significant revenue decreases in fiscal year 2002 and thus far in fiscal 2003. However, Georgia's rating is based on its economic diversification and fiscal conservatism and both characteristics have historically been mainstays of long-term strength for the state.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The services, retail and wholesale trade sectors comprise 80% of Georgia's employment base and have historically been a significant source of new jobs. However, recent data shows a 1.1% overall decline in employment over twelve months (ending December 2002), with the manufacturing sector experiencing the largest fall of 2.9% and service sector gaining 1.5%. Thus, during the past twelve months, the services and trade sectors have not created net new jobs when compared to manufacturing. Atlanta, accounting for 54% of Georgia's jobs and population, will continue to serve Georgia and the Southeast region as an economic hub and remain the dominant growth engine even with cyclical changes.

                           Georgia began fiscal year 2003 in balance by tapping its surplus fund (in excess of $1 billion) for $395 million. The 2003 fiscal year is currently facing a $640 million budget deficit, which lawmakers are largely addressing through spending cuts. The Governor ordered state agencies to reduce spending by 2.5% in fiscal year 2002 and to cut their fiscal 2003 budget by 5%. The 2004 fiscal year budget gap is an estimated $500 million. Proposed remedies to close this gap could include raising taxes and/or implementing additional spending cuts. In addition, the state maintains over $730 million in reserves, which reduces cyclical pressures and helps Georgia maintain a strong financial profile.

                           WHAT IS YOUR OUTLOOK FOR GEORGIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Key challenges for the state include meeting the needs of a growing population, including addressing its transportation needs, retaining conservative budgeting practices, maintaining moderate debt ratios and adequate reserve levels, and keeping stable financial performance. We believe the state's continued economic diversification and low cost of doing business will benefit Georgia through the current economic downturn and to maintain a stable outlook.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside allowing interest rates to rise. However, in our opinion, upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the equity market bubble. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

26.6%  General obligation
13.0%  Water
11.1%  Hospital
10.2%  Prerefunded
 7.8%  Transportation
 7.5%  Industrial development revenue/
       Pollution control revenue
 6.8%  Housing
 5.6%  Electric
 4.3%  Lease
 7.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Cobb County and Marietta, Georgia,
                                                                                 Water Authority, Revenue, Series
                                                                                 2002, 5.125% 11/01/20                   3.0%
                                                                            -------------------------------------------------
                                                                              2  Monroe County, Georgia, Development
                                                                                 Authority, PCR, (Georgia Power
                                                                                 Company Plant Scherer Project) Series
                                                                                 2001, (AMBAC Insured), Mandatory Put
                                                                                 12/01/08 @ 100, 4.200% 01/01/12         2.9%
                                                                            -------------------------------------------------
                                                                              3  Fulton County, Georgia, Building
                                                                                 Authority, Revenue, (Judicial Center
                                                                                 Facilities Project) Series 2002B,
                                                                                 4.000% 01/01/08                         2.9%
                                                                            -------------------------------------------------
                                                                              4  Atlanta, Georgia, Airport Facilities
                                                                                 Revenue Refunding, Series 2000A,
                                                                                 (FGIC Insured), 5.600% 01/01/30         2.9%
                                                                            -------------------------------------------------
                                                                              5  Detroit, Michigan, GO Refunding,
                                                                                 Series 2001B, (MBIA Insured), 5.375%
                                                                                 04/01/14                                2.2%
                                                                            -------------------------------------------------
                                                                              6  Clayton County, Georgia Housing
                                                                                 Authority, Multi-Family Housing
                                                                                 Revenue Refunding, (Tara Court II
                                                                                 Apartments Project) Series 2001,
                                                                                 (FNMA Liquidity Facility), Mandatory
                                                                                 Put 12/01/11 @ 100, 4.350% 12/01/31     2.2%
                                                                            -------------------------------------------------
                                                                              7  DeKalb County, Georgia, Development
                                                                                 Authority, Revenue, (Emory University
                                                                                 Project) Series 1994A, Prerefunded
                                                                                 10/01/04 @ 102, 6.000% 10/01/14         2.2%
                                                                            -------------------------------------------------
                                                                              8  Clayton County, Georgia, Hospital
                                                                                 Authority, Revenue Anticipation
                                                                                 Certificates, (Southern Regional
                                                                                 Medical Center Project) Series 1998A,
                                                                                 (MBIA Insured), 5.250% 08/01/09         1.9%
                                                                            -------------------------------------------------
                                                                              9  Georgia State, GO, Series 1999D,
                                                                                 5.800% 11/01/13                         1.9%
                                                                            -------------------------------------------------
                                                                             10  Fulton County, Georgia, Housing
                                                                                 Authority, Multi-Family Housing
                                                                                 Revenue, (Concorde Place Apartments
                                                                                 Project) Series 1996A, AMT,
                                                                                 Prerefunded 07/01/08 @ 100, 6.375%
                                                                                 01/01/27                                1.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GEORGIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                NATIONS GEORGIA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                ----------------------------       ----------------------------
Mar. 31 1993                                                               9675.00                           10000.00
1994                                                                       9905.00                           10299.00
1995                                                                      10433.00                           10953.00
1996                                                                      11164.00                           11836.00
1997                                                                      11623.00                           12383.00
1998                                                                      12581.00                           13512.00
1999                                                                      13209.00                           14312.00
2000                                                                      13173.00                           14396.00
2001                                                                      14314.00                           15860.00
2002                                                                      14778.00                           16417.00
Mar. 31 2003                                                              15744.00                           18149.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                NATIONS GEORGIA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                ----------------------------       ----------------------------
Mar. 31 1993                                                              10000.00                           10000.00
1994                                                                      10238.00                           10299.00
1995                                                                      10784.00                           10953.00
1996                                                                      11539.00                           11836.00
1997                                                                      12014.00                           12383.00
1998                                                                      13004.00                           13512.00
1999                                                                      13653.00                           14312.00
2000                                                                      13616.00                           14396.00
2001                                                                      14795.00                           15860.00
2002                                                                      15274.00                           16417.00
Mar. 31 2003                                                              16273.00                           18149.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              4.99%     4.65%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Georgia Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                          INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         3/1/92               5/4/92                   6/7/93                    6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       6.81%         6.54%       3.07%       5.76%        2.76%        5.74%        4.74%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  6.39%         6.12%       4.96%       5.34%        5.04%        5.36%        5.36%
5 YEARS                                  4.84%         4.59%       3.89%       3.85%        3.85%        3.83%        3.83%
10 YEARS                                 5.22%         4.99%       4.65%          --           --        4.41%        4.41%
SINCE INCEPTION                          5.77%         5.57%       5.25%       4.38%        4.38%        4.84%        4.84%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 38

NATIONS KANSAS MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and Kansas state
income taxes consistent
with moderate fluctuation
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Kansas Municipal
Income Fund Investor A
Shares provided
shareholders with a total
return of 7.19%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS KANSAS MUNICIPAL INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2002 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Kansas municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and eight years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 7.19%, Nations Kansas
                           Municipal Bond Fund (Investor A Shares)
                           underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2003. The Fund's exposure to bonds backed by American Airlines and Texas Utilities Corp, which significantly underperformed during the period, hurt the Fund's relative performance. Both positions were liquidated from the Fund during the period as both issuers continue to face deteriorating fundamentals.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS KANSAS MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           KANSAS?

                           The state of Kansas does not directly issue general obligation bonds and, therefore, does not have a general obligation rating. Standard & Poor's Corporation has assigned the state an issuer rating of "AA+" with a negative outlook based on a relatively diverse economic base, conservative financial management, a low -- yet growing -- debt burden and good liquidity ensured by mandated cash reserves. Moody's Investors Services' rating of "Aa2" and Fitch, Inc.'s rating of "AA" of the state's Department of Transportation highway revenue bonds may serve as an indication of the credit opinion of the state by those rating agencies.

                           Although much of the state is rural and Kansas accounts for 20% of the nation's wheat harvest, agriculture now accounts for only a small part of the state's overall economy. Transportation equipment, particularly airplane manufacturing, maintains a strong presence in the economy with Cessna, Raytheon, Boeing and Bombadier. This sector was hurt by the aftermath of the events of September 11, 2001, but the state has recently proposed issuing $500 million in revenue bonds as their competitive enticement to Boeing to build its new 7E7 mid-size commercial passenger jet in the state. The project is expected to require 4,000 employees.

                           The state has a long history of sound finances, but in recent years tax cuts and rising expenditures have led to deficits made worse by the national recession. As a result the state has had to repeatedly wrestle with covering state budget deficits and school funding. The new governor had hoped to issue $175 million in tobacco settlement securitization revenue bonds to help cover a projected $125 million deficit in fiscal 2004. Market turmoil in the wake of recent litigation against the tobacco industry in Illinois, however, has caused the state to back away from the idea. Alternatively, the state is contemplating a plan to transfer $100 million from the Department of Transportation to the state's General Fund. The DOT would then issue revenue bonds to pay for projects it otherwise would have paid for on a cash basis.

                           WHAT IS YOUR OUTLOOK FOR KANSAS AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           We believe the state has recognized the key issues of balancing the need to provide government services while looking to bring the budget back into balance and maintain strong cash reserves. It will continue to struggle with weakness in its agricultural, airplane manufacturing and telecommunication sectors. Individual localities, as well, may continue to struggle due to their heavy reliance on agriculture. The state must also continue to find additional spending cuts in order to return fund balances to the required 7.5% of expenditures level. We believe the state can successfully meet these challenges.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will

NATIONS KANSAS MUNICIPAL

INCOME FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the state budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS KANSAS MUNICIPAL

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

31.9%  General obligation
16.7%  Prerefunded
13.2%  Hospital
 9.8%  Education
 8.0%  Water
 7.6%  Transportation
 4.6%  Lease
 2.2%  Housing
 2.1%  Industrial development revenue/Pollution control revenue
 3.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Kansas State, Development Financing
                                                                                 Authority, Revenue, (Board of Regents
                                                                                 Rehabilitation Project) Series
                                                                                 1997G-2, 5.000% 10/01/10                4.5%
                                                                            -------------------------------------------------
                                                                              2  Johnson County, Kansas, Unified
                                                                                 School District Number 233, GO,
                                                                                 Series 1999A, (FGIC Insured), 5.375%
                                                                                 09/01/14                                3.2%
                                                                            -------------------------------------------------
                                                                              3  Kansas State, Turnpike Authority,
                                                                                 Revenue, Series 2002, (FSA Insured),
                                                                                 5.250% 09/01/15                         3.0%
                                                                            -------------------------------------------------
                                                                              4  Calhoun County, South Carolina, Solid
                                                                                 Waste Disposal Facility Revenue,
                                                                                 (Carolina Eastman Company Project)
                                                                                 Series 1992, AMT, 6.750% 05/01/17       2.6%
                                                                            -------------------------------------------------
                                                                              5  Kansas City, Kansas, Utilities System
                                                                                 Revenue, Series 1994, (FGIC Insured),
                                                                                 Prerefunded 09/01/04 @ 102, 6.375%
                                                                                 09/01/23                                2.5%
                                                                            -------------------------------------------------
                                                                              6  Kansas State, Development Financing
                                                                                 Authority, Revenue, (Regents-Wichita
                                                                                 University Project) Series 2000B,
                                                                                 (AMBAC Insured), 5.900% 04/01/15        2.4%
                                                                            -------------------------------------------------
                                                                              7  Oklahoma, Housing Development
                                                                                 Authority, Revenue, Series 2000A,
                                                                                 (FHLMC COLL), 5.100% 11/01/05           2.2%
                                                                            -------------------------------------------------
                                                                              8  Kansas State, Development Financing
                                                                                 Authority, Revenue, (Board of Regents
                                                                                 Scientific Research) Series 2003,
                                                                                 (AMBAC Insured), 5.000% 10/01/19        2.2%
                                                                            -------------------------------------------------
                                                                              9  Leavenworth County, Kansas, GO,
                                                                                 Series 1997A, (AMBAC Insured), 4.900%
                                                                                 12/01/06                                2.2%
                                                                            -------------------------------------------------
                                                                             10  Burlington, Kansas, Environmental
                                                                                 Improvement Revenue Refunding, (Power
                                                                                 and Light Project) Series 1998C,
                                                                                 Mandatory Put 10/01/07 @ 100, 4.750%
                                                                                 09/01/15                                2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS KANSAS MUNICIPAL

INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                                 LEHMAN QUALITY
                                                NATIONS KANSAS MUNICIPAL     INTERMEDIATE MUNICIPAL      LEHMAN 7-YEAR MUNICIPAL
                                                       INCOME FUND                    INDEX                    BOND INDEX
                                                ------------------------     ----------------------      -----------------------
Aug. 14 2000                                               9525                       10000                       10000
                                                           9539                       10121                       10000
                                                           9866                       10440                       10909
2001                                                      10064                       10707                       11193
                                                          10128                       10790                       11274
                                                          10312                       11086                       11584
                                                          10240                       11016                       11477
2002                                                      10314                       11112                       11588
                                                          10668                       11541                       12083
                                                          11000                       12003                       12629
                                                          10979                       12033                       12666
Mar. 3 2003                                               11055                       12168                       12812

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                                 LEHMAN QUALITY
                                                NATIONS KANSAS MUNICIPAL     INTERMEDIATE MUNICIPAL      LEHMAN 7-YEAR MUNICIPAL
                                                       INCOME FUND                    INDEX                    BOND INDEX
                                                ------------------------     ----------------------      -----------------------
Aug. 14 2000                                              10000                       10000                       10000
                                                          10015                       10121                       10000
                                                          10358                       10440                       10909
2001                                                      10566                       10707                       11193
                                                          10633                       10790                       11274
                                                          10826                       11086                       11584
                                                          10751                       11016                       11477
2002                                                      10828                       11112                       11588
                                                          11200                       11541                       12083
                                                          11549                       12003                       12629
                                                          11527                       12033                       12666
Mar. 31 2003                                              11606                       12168                       12812


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/14/00 through
      3/31/03)              5.84%     4.50%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Kansas Municipal Income Fund from the inception of the share class. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. The Lehman Quality Intermediate Municipal Index is a broad-based, unmanaged index consisting of tax free bonds with a minimum quality rating of A3 from Moody's and having a maturity range between 2 and 11 years. All dividends are reinvested. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                               INVESTOR A              INVESTOR B               INVESTOR C+
                                            PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              7/17/00             8/14/00                  8/29/00                  7/9/02
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            7.45%         7.19%       3.71%       6.39%       3.39%           --          --
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                               6.24%         5.84%       4.50%       4.94%       4.58%        3.04%       2.04%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Returns for Investor C Shares are cumulative.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2002 and prior years compared the Fund's performance to the Lehman 7-Year Municipal Bond Index. The Fund changed the Index to which it compares its performance because the Lehman Quality Intermediate Municipal Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and Maryland state
income taxes consistent
with moderate fluctuation
of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Maryland
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 7.69%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS MARYLAND INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Maryland municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 7.69%, Nations Maryland Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2003. The Fund's underperformance resulted from a shorter duration stance than its peer group and an overweighting in hospital and industrial development revenue/pollution control revenue (IDR/PCR) bonds. The Fund has maintained its defensive structure in anticipation of a rising interest rate environment in 2003.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN MARYLAND?

                           The state of Maryland is currently rated "AAA", "Aaa" and "AAA" by Standard & Poor's Corporation, Moody's Investors Services and Fitch, Inc. respectively. Reflected in these ratings and in our credit assessment are a history of excellent finances, a diverse economy with a large federal government presence and significant debt. Additionally, Maryland has high wealth levels compared to the rest of the country. For example, in 2001 the state's per capita income was 115% of the

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 44

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           U.S. per capita income. The state has experienced pressures from the recent recession but is in a relatively strong position with large reserves. The largest sector in the state's economy, based on the civilian labor force is services which comprises 31.5% of total employment, followed by trade at 19.7%, government at 16.6% and construction at 6.2%.

                           Historically the state has had strong fiscal policies, which have enabled it to build significant reserves. Faced with pressures from the current recession starting in fiscal year 2002 some of these reserves were used to balance the budget. The state "Rainy Day Fund", which is specifically reserved for shortfalls, was at $678 million or 5.2% of revenues at the end of fiscal year 2002 -- this is still a strong level. The budget deficit for fiscal year 2003 has been estimated currently at over $1 billion. However, this is a moving target and may rise. This budget shortfall is expected to be made up from various sources such as revenue increases, expense cuts and use of reserves. One novel source of revenues that has been considered is taxing video lotteries, although recent press reports indicate it is not likely to be approved.

                           WHAT IS YOUR OUTLOOK FOR MARYLAND AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           A key challenge for the state and its local government units is to maintain infrastructure and economic development related spending without compromising finances. Specifically, education standards and spending must be maintained for the state to attract and retain workers. Other areas are roads, water and sewer and the criminal justice system. Over the long term, we believe the state can effectively meet these challenges.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS MARYLAND INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

43.7%  General obligation
12.1%  Housing
 8.8%  Transportation
 7.4%  Education
 6.1%  Industrial development revenue/Pollution control revenue
 5.0%  Prefunded
 4.9%  Hospital
 2.5%  Water
 2.2%  Resource recovery
 7.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Maryland State, State and Local
                                                                                 Facilities Loan GO, Series 2000,
                                                                                 5.500% 08/01/09                         2.6%
                                                                            -------------------------------------------------
                                                                              2  Maryland State, Health and Higher
                                                                                 Education Facilities Authority,
                                                                                 Revenue, (Johns Hopkins University
                                                                                 Project) Series 1999, Prerefunded
                                                                                 07/01/09 @ 101, 6.000% 07/01/39         2.4%
                                                                            -------------------------------------------------
                                                                              3  Maryland State, Department of
                                                                                 Transportation, Revenue, Series 2002,
                                                                                 5.500% 02/01/14                         2.3%
                                                                            -------------------------------------------------
                                                                              4  Prince Georges County, Maryland,
                                                                                 Consolidated Public Improvement GO,
                                                                                 Series 2001, (FGIC Insured), 5.250%
                                                                                 12/01/11                                2.2%
                                                                            -------------------------------------------------
                                                                              5  Prince Georges County, Maryland, GO,
                                                                                 Construction Public Improvements,
                                                                                 Series 2001, (FGIC Insured), 5.250%
                                                                                 12/01/12                                2.1%
                                                                            -------------------------------------------------
                                                                              6  Austin, Texas, Utilities System
                                                                                 Revenue, Refunding, Series 1997, (FSA
                                                                                 Insured), 5.125% 11/15/13               1.9%
                                                                            -------------------------------------------------
                                                                              7  Maryland State, Economic Development
                                                                                 Corporation, Student Housing Revenue,
                                                                                 (Salisbury Collegiate Housing
                                                                                 Project) Series 1999A, 5.750%
                                                                                 06/01/29                                1.8%
                                                                            -------------------------------------------------
                                                                              8  Howard County, Maryland, Consolidated
                                                                                 Public Improvement GO, Series 2002A,
                                                                                 5.000% 08/15/09                         1.8%
                                                                            -------------------------------------------------
                                                                              9  Maryland State, Transportation
                                                                                 Authority, Transportation Revenue,
                                                                                 Series 1992, 5.700% 07/01/05            1.8%
                                                                            -------------------------------------------------
                                                                             10  Montgomery County, Maryland, GO
                                                                                 Refunding, Series 2001, 5.250%
                                                                                 10/01/10                                1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARYLAND INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS MARYLAND INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                    ------------------------       ----------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9869                              10299
1995                                                                       10400                              10953
1996                                                                       11132                              11836
1997                                                                       11535                              12383
1998                                                                       12412                              13512
1999                                                                       13029                              14312
2000                                                                       13021                              14396
2001                                                                       14169                              15860
2002                                                                       14560                              16417
Mar. 31 2003                                                               15679                              18149

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS MARYLAND INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                               -----------------------------       ----------------------------
Mar. 31 1993                                                                10000                             10000
1994                                                                        10201                             10299
1995                                                                      10749.8                             10953
1996                                                                      11505.5                             11836
1997                                                                        11922                             12383
1998                                                                      12829.3                             13512
1999                                                                      13466.9                             14312
2000                                                                      13458.8                             14396
2001                                                                      14644.5                             15860
2002                                                                      15048.7                             16417
Mar. 31 2003                                                                16206                             18149


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              4.95%     4.60%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Maryland Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                               INVESTOR A              INVESTOR B               INVESTOR C
                                            PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              9/1/90               9/1/90                  6/8/93                   6/17/92
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            7.95%         7.69%       4.23%       6.89%       3.89%        6.88%       5.88%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       6.65%         6.39%       5.21%       5.60%       5.30%        5.59%       5.59%
5 YEARS                                       5.03%         4.78%       4.09%       4.05%       4.05%        4.02%       4.02%
10 YEARS                                      5.18%         4.95%       4.60%          --          --        4.36%       4.36%
SINCE INCEPTION                               6.05%         5.86%       5.58%       4.35%       4.35%        4.66%       4.66%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and North Carolina
state income taxes
consistent with moderate
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations North Carolina
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 8.21%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of North Carolina municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 8.21%, Nations North Carolina Intermediate Municipal Bond Fund (Investor A Shares) closely tracked the performance of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ending March 31, 2003. The Fund benefited from an overweighting in general obligation and hospital revenue bonds. The Fund has been moving to a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and "trading up" in quality where possible.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN NORTH CAROLINA?

                           The state of North Carolina is currently rated "Aa1" by Moody's Investors Services, "AAA" by Standard & Poor's Corporation and "AAA" by Fitch, Inc. These ratings and our credit assessment reflect long-term growth in a well-diversified economy along with current recession-linked financial stress at the state level. However, the state has a sound long-term track record of financial management and it is highly likely that the current period of financial stress will be successfully managed.

---------------            *The outlook for this Fund may differ from that
                           presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.



                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 48

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The number of jobs in the state has increased by 25% during the last ten years and decreased during the recession year of 2002 by only 0.2% -- despite relatively large drops in manufacturing/textiles employment. These textile job losses, while painful for individual workers, represent a long-term shift out of this sector with growth in other portions of the economy expected to more than make up for these losses. In our view, this continuing trend has resulted in a stronger, more diverse economy that is now less reliant on manufacturing. The high level of economic diversity is illustrated by the four largest sectors. These sectors, by employment, are services at 27.4% of the total, trade at 22.7%, manufacturing at 17.9% and government at 16.7%.

                           The state's financial performance has been weak, due in large measure to the recession and its after effects. The 2003 budget has been passed. It was, however, balanced using one-time revenue sources. Structural balance (using recurring revenue and expenses) is not expected in the short term. While the state has reduced its general fund balance to a negative figure, it still has substantial reserves in other non-general fund accounts which the Governor is empowered to use. In addition the state has put into place significant budget cuts. From a long-term perspective, we believe there will be a return to the state's historical pattern of significant job growth coupled with a structurally balanced budget.

                           WHAT IS YOUR OUTLOOK FOR NORTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Paying for infrastructure such as roads, water and sewer by the state and local government units without damaging financial operations remains a concern. Of particular importance is the continued funding of education in order to attract new employees from outside the state. Despite somewhat higher recent unemployment rates, we believe the historical trend toward very low unemployment rates in the state is likely to resume as the recession ends. Therefore, we believe it will be important to maintain a steady flow of workers into the state and provide training for the current labor pool. Based on past performance of the state economy and its local government units, we believe that these goals can be achieved in the long term.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

37.2%  General obligation
14.4%  Hospital
 9.1%  Prerefunded
 8.2%  Housing
 7.5%  Lease
 5.7%  Water
 3.7%  Electric
 3.6%  Education
 2.6%  Resource recovery
 8.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  North Carolina State, GO, Series
                                                                                 2001A, 4.750% 03/01/14                  2.2%
                                                                            -------------------------------------------------
                                                                              2  Wake County, North Carolina, Public
                                                                                 Improvement GO, Series 1994, 4.800%
                                                                                 02/01/10                                2.1%
                                                                            -------------------------------------------------
                                                                              3  Orange County, North Carolina, GO,
                                                                                 Series 2000, 5.300% 04/01/18            2.1%
                                                                            -------------------------------------------------
                                                                              4  North Carolina State, GO, Series
                                                                                 1994A, 4.700% 02/01/10                  2.0%
                                                                            -------------------------------------------------
                                                                              5  North Carolina State, GO, Series
                                                                                 1997A, 5.100% 03/01/06                  1.8%
                                                                            -------------------------------------------------
                                                                              6  Haywood County, North Carolina,
                                                                                 Industrial Facilities and Pollution
                                                                                 Control Financing Authority, Solid
                                                                                 Waste Disposal Revenue Refunding,
                                                                                 (Champion International Corporation
                                                                                 Project) Series 1999, AMT, 6.400%
                                                                                 11/01/24                                1.7%
                                                                            -------------------------------------------------
                                                                              7  North Carolina, Medical Care
                                                                                 Commission, Health Care Facilities
                                                                                 Revenue, (Rex Hospital, Inc. Project)
                                                                                 Series 1993, Prerefunded 06/01/03 @
                                                                                 102, 6.250% 06/01/17                    1.7%
                                                                            -------------------------------------------------
                                                                              8  North Carolina, Housing Finance
                                                                                 Agency, Single-Family Housing
                                                                                 Revenue, (Home Ownership Project)
                                                                                 Series 1998A-1, AMT, 5.350% 01/01/17    1.6%
                                                                            -------------------------------------------------
                                                                              9  Wake County, North Carolina, GO,
                                                                                 Series 1996, 4.600% 03/01/11            1.6%
                                                                            -------------------------------------------------
                                                                             10  Wake County, North Carolina, Hospital
                                                                                 Revenue, Series 1993, (MBIA Insured),
                                                                                 5.125% 10/01/26                         1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS NORTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                           NATIONS NORTH CAROLINA INTERMEDIATE     LEHMAN 7-YEAR MUNICIPAL BOND
                                                                   MUNICIPAL BOND FUND                        INDEX
                                                           -----------------------------------     ----------------------------
Mar. 31 1993                                                             9675.00                             10000.00
3/94                                                                     9912.00                             10299.00
3/95                                                                    10462.00                             10953.00
3/96                                                                    11171.00                             11836.00
3/97                                                                    11646.00                             12383.00
3/98                                                                    12598.00                             13512.00
3/99                                                                    13205.00                             14312.00
3/00                                                                    13181.00                             14396.00
3/01                                                                    14281.00                             15860.00
3/02                                                                    14715.00                             16417.00
Mar. 31 2003                                                            15923.00                             18149.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                           NATIONS NORTH CAROLINA INTERMEDIATE     LEHMAN 7-YEAR MUNICIPAL BOND
                                                                   MUNICIPAL BOND FUND                        INDEX
                                                           -----------------------------------     ----------------------------
Mar. 31 1993                                                            10000.00                             10000.00
3/94                                                                    10245.00                             10299.00
3/95                                                                    10814.00                             10953.00
3/96                                                                    11547.00                             11836.00
3/97                                                                    12037.00                             12383.00
3/98                                                                    13021.00                             13512.00
3/99                                                                    13649.00                             14312.00
3/00                                                                    13624.00                             14396.00
3/01                                                                    14760.00                             15860.00
3/02                                                                    15209.00                             16417.00
Mar. 31 2003                                                            16458.00                             18149.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              5.11%     4.77%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations North Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                             INVESTOR A               INVESTOR B               INVESTOR C
                                          PRIMARY A      NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                            12/11/92            12/14/92                  6/7/93                  12/16/92
------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          8.59%         8.21%        4.70%       7.51%        4.51%       7.40%       6.40%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     6.77%         6.50%        5.34%       5.71%        5.41%       5.70%       5.70%
5 YEARS                                     5.04%         4.80%        4.10%       4.06%        4.06%       4.03%       4.03%
10 YEARS                                    5.33%         5.11%        4.77%        --           --         4.51%       4.51%
SINCE INCEPTION                             5.55%         5.32%        4.98%       4.49%        4.49%       4.74%       4.74%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal and South Carolina
state income taxes
consistent with moderate
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations South Carolina
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 6.79%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of South Carolina municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 6.79%, Nations South Carolina Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2002. The Fund underperformed as a result of a more defensive structure, i.e., owning higher coupon/shorter duration securities. The Fund's exposure to the transportation (airlines) sector and tobacco sector was also a drag on performance. The Fund has maintained its defensive structure in anticipation of a rising interest rate environment in 2003.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN SOUTH CAROLINA?

                           The state of South Carolina has earned the highest possible credit rating from Moody's Investors Services, Inc. ("Aaa"), Standard & Poor's Corporation ("AAA"), and Fitch, Inc. ("AAA"). The South Carolina economy remains dominated by a large manufacturing sector, although strides in diversification have been made in the trade and service sectors. South Carolina has also improved diversification within the manufacturing sector (away from textiles) by adding

---------------            *The outlook for this Fund may differ from that
                           presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 52

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           automotive jobs. The state has enjoyed strong population growth from both retirees attracted to coastal areas and workers seeking jobs. Even as the state has experienced growth in employment and higher wages, the per capita personal income remains low at 86% of the national average. The state's revenue collections were recently 1.0% lower than prior year results and about 8.0% lower than the fiscal 2003 budgeted receipts. In response to the revenue shortfall, the governor's proposals to prevent a budget deficit include cutting spending across state agencies by 8.7%, and sequestering $101.6 million from the state's Capital Reserve Fund. These remedies appear to have balanced the current fiscal year's budget, but future uncertainties exist and new actions may be required. South Carolina's General Reserve Fund remains partially funded with $60 million and state debt levels remain low due to constitutional restrictions on general obligation borrowing.

                           WHAT IS YOUR OUTLOOK FOR SOUTH CAROLINA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           In our view, the main challenge for South Carolina is the continuation of job diversification away from the manufacturing sector. The state has been successful in diversifying away from textiles and into automobiles. However, manufacturing still dominates the state's economy. Other challenges include balancing the state's budget without the use of non-recurring revenues (tobacco debt) and restoring the combined 5% fund reserve. We believe long-term challenges will be met if the state focuses on job diversification.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise. In our opinion, upward pressure on interest rates will likely be limited due to lack of inflation, significant slack in the U.S. economy and the continued effects of the equity market bubble. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for interest rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS SOUTH CAROLINA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

21.1%  General obligation
18.0%  Hospital
14.1%  Water
10.3%  Electric
 7.9%  Prerefunded
 7.6%  Industrial development revenue/Pollution control revenue
 5.4%  Housing
 4.0%  Transportation
 2.9%  Resource recovery
 8.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Columbia, South Carolina, Waterworks
                                                                                 and Sewer Systems Revenue Refunding,
                                                                                 Series 1993, 5.500% 02/01/09            3.0%
                                                                            -------------------------------------------------
                                                                              2  Charleston County, South Carolina,
                                                                                 Hospital Facilities Revenue, (Care
                                                                                 Alliance Health Services Project)
                                                                                 Series 1999A, (FSA Insured), 5.125%
                                                                                 08/15/15                                2.7%
                                                                            -------------------------------------------------
                                                                              3  South Carolina, Jobs Economic
                                                                                 Development Authority, Hospital
                                                                                 Facilities Revenue, (South Carolina
                                                                                 Baptist Hospital Project) Series
                                                                                 1993, (AMBAC Insured), 5.450%
                                                                                 08/01/15                                2.5%
                                                                            -------------------------------------------------
                                                                              4  South Carolina State, Capital
                                                                                 Improvement GO, Series 1996A, 3.500%
                                                                                 07/01/06                                2.5%
                                                                            -------------------------------------------------
                                                                              5  South Carolina, Jobs Economic
                                                                                 Development Authority, Hospital
                                                                                 Facilities Revenue, (Palmetto Health
                                                                                 Alliance Project) Series 2000A,
                                                                                 7.125% 12/15/15                         2.3%
                                                                            -------------------------------------------------
                                                                              6  Charleston, South Carolina,
                                                                                 Waterworks and Sewer Capital
                                                                                 Improvement Revenue Refunding, Series
                                                                                 1998, 5.250% 01/01/08                   2.2%
                                                                            -------------------------------------------------
                                                                              7  Piedmont Municipal Power Agency,
                                                                                 South Carolina, Electric Revenue
                                                                                 Refunding, Series 1996B, (MBIA
                                                                                 Insured), 5.250% 01/01/09               2.1%
                                                                            -------------------------------------------------
                                                                              8  South Carolina, Educational
                                                                                 Facilities for Non-Profit
                                                                                 Institutions, Revenue, (Furman
                                                                                 University Project) Series 1996A,
                                                                                 (MBIA Insured), 5.500% 10/01/26         2.0%
                                                                            -------------------------------------------------
                                                                              9  Georgetown County, South Carolina,
                                                                                 PCR Refunding, (International Paper
                                                                                 Company Project) Series 1999A, 5.125%
                                                                                 02/01/12                                1.9%
                                                                            -------------------------------------------------
                                                                             10  South Carolina State, Housing Finance
                                                                                 and Development Authority,
                                                                                 Multi-Family Housing Revenue, (United
                                                                                 Dominion Realty Trust Project) Series
                                                                                 1994, AMT, Mandatory Put 05/01/04 @
                                                                                 100, 6.500% 05/01/24                    1.9%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SOUTH CAROLINA INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                   NATIONS SOUTH CAROLINA          LEHMAN 7-YEAR MUNICIPAL BOND
                                                              INTERMEDIATE MUNICIPAL BOND FUND                INDEX
                                                              --------------------------------     ----------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9938                              10299
1995                                                                       10495                              10953
1996                                                                       11226                              11836
1997                                                                       11732                              12383
1998                                                                       12632                              13512
1999                                                                       13265                              14312
2000                                                                       13247                              14396
2001                                                                       14383                              15860
2002                                                                       14871                              16417
Mar. 31 2003                                                               15881                              18149

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                   NATIONS SOUTH CAROLINA          LEHMAN 7-YEAR MUNICIPAL BOND
                                                              INTERMEDIATE MUNICIPAL BOND FUND                INDEX
                                                              --------------------------------     ----------------------------
Mar. 31 1993                                                               10000                              10000
3/94                                                                       10272                              10299
3/95                                                                       10847                              10953
3/96                                                                       11603                              11836
3/97                                                                       12127                              12383
3/98                                                                       13057                              13512
3/99                                                                       13711                              14312
3/00                                                                       13692                              14396
3/01                                                                       14866                              15860
3/02                                                                       15370                              16417
Mar. 31 2003                                                               16414                              18149


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              5.08%     4.73%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations South Carolina Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                   INVESTOR A             INVESTOR B              INVESTOR C
                                                 PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                   1/6/92              5/5/92                 6/8/93                 6/17/92
--------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                 7.16%        6.79%      3.35%      6.00%       3.00%       5.98%       4.98%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                            6.53%        6.23%      5.09%      5.44%       5.14%       5.47%       5.47%
5 YEARS                                            4.95%        4.68%      4.00%      3.95%       3.95%       3.94%       3.94%
10 YEARS                                           5.31%        5.08%      4.73%         --          --       4.50%       4.50%
SINCE INCEPTION                                    5.70%        5.51%      5.19%      4.47%       4.47%       4.84%       4.84%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income tax and the
Tennessee Hall Income Tax
on unearned income
consistent with moderate
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Tennessee
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 8.38%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS TENNESSEE INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Tennessee municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 8.38%, Nations Tennessee Intermediate Municipal Bond Fund (Investor A Shares) outperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ending March 31, 2003. The Fund benefited from a longer duration stance than its peer group and an overweighting in general obligation and hospital revenue bonds. The Fund has been moving to a more defensive mode as we have been adding higher premium cushion bonds (bonds containing some call protection) and "trading up" in quality where possible.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN TENNESSEE?

                           The state of Tennessee is rated "Aa2" by Moody's Investors Services with a negative outlook, "AA" by Standard & Poor's Corporation with a negative outlook and "AA" by Fitch, Inc. (S&P removed the state from its CreditWatch list in July.) The state has been struggling in recent years as its main source of revenue, the sales tax, has not kept up with expenditures, in part as a result of the national economic downturn. Efforts to raise additional revenues through the creation of a

---------------


                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 56

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           state income tax have been beaten back by emphatic opposition. As a result, the state has extensively resorted to the use of one-time, non-recurring sources of money to balance the budget. This is generally viewed as a weakness, as it permits the state to sustain programs and projects for which there is no recurring revenue. This does not solve the budget problem -- it merely postpones it.

                           Late in the fiscal 2003 budget process the state imposed a tax package to raise an additional $900 million. It appears that the forecasted revenues will be realized. In March 2003 the governor proposed a $21.5 billion fiscal 2004 budget which relies more on drastic budget cuts, as concerns were raised that further revenue gains were again unlikely to keep pace with expenditure growth. State aid to localities and TennCare benefits were particular targets for the $355 million in budget cuts. The state also plans to drain its "Rainy Day Fund" and tap other reserves.

                           WHAT IS YOUR OUTLOOK FOR TENNESSEE AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           In the short term, we believe the state is likely to encounter financial stresses that could cause a rating downgrade, especially as the use of reserves has decreased its ability to parry negative surprises. Local issuers, who are not apt to be as economically diverse as the state, are likely to be under pressure, particularly with the loss of state aid payments. However, from a long-term perspective, we believe the state's economy -- despite drops in the manufacturing sector -- remains strong and well diversified. In our opinion, in the long run the state will stabilize its finances and a recovering economy will boost its constituent localities.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS TENNESSEE INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

40.4%  General obligation
20.2%  Hospital
11.7%  Housing
 6.5%  Electric
 4.4%  Industrial development revenue/
       Pollution control revenue
 3.7%  Resource recovery
 3.4%  Prerefunded
 2.6%  Education
 2.0%  Water
 5.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Knox County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board, Hospital Facilities Revenue,
                                                                                 Series 2002, (MBIA Insured), 1.100%
                                                                                 01/01/23                                5.2%
                                                                            -------------------------------------------------
                                                                              2  Memphis, Tennessee, GO, Series 2000,
                                                                                 5.000% 04/01/17                         3.5%
                                                                            -------------------------------------------------
                                                                              3  Knox County, Tennessee, GO Refunding,
                                                                                 Series 2003, 4.000% 04/01/06            3.1%
                                                                            -------------------------------------------------
                                                                              4  Metropolitan Government, Nashville
                                                                                 and Davidson County, Tennessee,
                                                                                 Electric Revenue, Series 1998B,
                                                                                 5.500% 05/15/13                         3.0%
                                                                            -------------------------------------------------
                                                                              5  Knox County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board, Hospital Facilities
                                                                                 Improvement Revenue Refunding,
                                                                                 (Baptist Health System of East
                                                                                 Tennessee, Inc. Project) Series 1996,
                                                                                 (CONNIE LEE Insured), 5.500% 04/15/11   2.8%
                                                                            -------------------------------------------------
                                                                              6  Tennessee, Housing Development
                                                                                 Agency, (Home Ownership Program)
                                                                                 Series 1997-3A, AMT, 3.450% 01/01/08    2.8%
                                                                            -------------------------------------------------
                                                                              7  Shelby County, Tennessee, Health
                                                                                 Educational and Housing Facilities
                                                                                 Board Revenue, (St. Jude's Childrens
                                                                                 Research Project) Series 1999, 5.375%
                                                                                 07/01/24                                2.7%
                                                                            -------------------------------------------------
                                                                              8  Rutherford County, Tennessee, Public
                                                                                 Improvement GO, Series 1996, 6.000%
                                                                                 04/01/06                                2.4%
                                                                            -------------------------------------------------
                                                                              9  Chattanooga-Hamilton County,
                                                                                 Tennessee, Hospital Authority,
                                                                                 Revenue Refunding, (Erlanger Medical
                                                                                 Center Project) Series 1993, (FSA
                                                                                 Insured), 5.375% 10/01/04               2.4%
                                                                            -------------------------------------------------
                                                                             10  Anderson County, Tennessee, GO
                                                                                 Refunding, Series 2001, (FSA
                                                                                 Insured), 5.000% 04/01/13               2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS TENNESSEE INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS TENNESSEE INTERMEDIATE      LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                               ------------------------------      ----------------------------
Apr. 2 1993                                                                9675.00                           10000.00
1993                                                                      10325.00                           10703.00
1994                                                                       9846.00                           10407.00
1995                                                                      11217.00                           11878.00
1996                                                                      11634.00                           12397.00
1997                                                                      12415.00                           13348.00
1998                                                                      13060.00                           14190.00
1999                                                                      12869.00                           14170.00
2000                                                                      13890.00                           15458.00
2001                                                                      14623.00                           16262.00
2002                                                                      15791.00                           17941.00
Mar. 31 2003                                                              15933.00                           18150.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                               NATIONS TENNESSEE INTERMEDIATE      LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                               ------------------------------      ----------------------------
Apr. 2 1993                                                               10000.00                           10000.00
1993                                                                      10672.00                           10703.00
1994                                                                      10177.00                           10407.00
1995                                                                      11594.00                           11878.00
1996                                                                      12025.00                           12397.00
1997                                                                      12832.00                           13348.00
1998                                                                      13499.00                           14190.00
1999                                                                      13301.00                           14170.00
2000                                                                      14357.00                           15458.00
2001                                                                      15114.00                           16262.00
2002                                                                      16321.00                           17941.00
Mar. 31 2003                                                              16468.00                           18150.00


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (4/2/93 through
      3/31/03)              5.12%     4.77%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Tennessee Intermediate Municipal Bond Fund from the inception of the share class. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                             INVESTOR A               INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                            4/13/93              4/2/93                   6/10/93                   11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          8.65%         8.38%       4.90%       7.46%        4.46%        7.49%        6.49%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     7.20%         6.94%       5.78%       6.14%        5.85%        6.12%        6.12%
5 YEARS                                     5.18%         4.93%       4.24%       4.19%        4.19%        4.09%        4.09%
SINCE INCEPTION                             5.29%         5.12%       4.77%       4.54%        4.54%        5.40%        5.40%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by the
Municipal Fixed Income
Management Team of Banc of
America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt from
federal income tax
consistent with moderate
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2002,
Nations Texas Intermediate
Municipal Bond Fund
Investor A Shares provided
shareholders with a total
return of 7.55%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS TEXAS INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio generally within the universe of Texas municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 7.55%, Nations Texas
                           Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2003. The Fund's exposure to bonds backed by American Airlines which significantly underperformed during the period hurt the Fund's relative performance. This position was liquidated from the Fund during the period as the company continues to face deteriorating fundamentals.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN
                           TEXAS?

                           The state is rated "Aa1" by Moody's Investors Services, "AA" by Standard & Poor's Corporation and "AA+" by Fitch, Inc. The ratings reflect a substantial and diverse economy, a manageable debt burden, conservative fiscal management and long-term growth patterns. Continued efforts towards diversification have helped the state become less dependent on buoyant oil and gas revenues, now accounting for less than 4% of state collections. The state Comptroller's Office projects a 2.2%

---------------


                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 60

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           growth for the gross state product for 2003 and 3.8% growth for the 2004-2005 biennium.

                           Like most other states, Texas is struggling with budget deficits resulting from revenue shortfalls due to an overall economic slow down. Sales tax revenues are essential to the Texas economy as they account for over half of the state's collections. Conservative revenue projections and management mitigate some economic concerns. However, current estimates illustrate looming budget gaps. The current budget deficit is projected to be nearly $10 billion by the end of 2003 and is expected to carry forward through the next biennium, giving Texas the dubious honor of placing third after California and New York for states with the largest budget deficits.

                           WHAT IS YOUR OUTLOOK FOR TEXAS AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           In our view, the biggest challenge facing Texas will be closing the budget gap and weathering any future fiscal weakness. We believe conservative budget planning and management as well as maintaining low debt burdens and improving the state's credit profile will likely be the Governor's major focus. The Texas legislature has stated it will not raise taxes as a remedy for faltering revenues. The impact of reduced state funding for local counties and municipalities is another concern, as the larger metropolitan and border cities may experience hefty reductions in social services and educational programs. A possible shield from unstable sales tax revenues would be the counties' reliance on property taxes as growth trends continue in more populated areas. In our opinion, state liquidity is expected to be a challenge through the biennium. Use of Tax Revenue Anticipation Notes and intrafund borrowing will likely increase, but should remain less than 25% of the general fund receipt level requirement outlined in the state's constitution.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasury bonds should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve Board will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS TEXAS INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

34.7%  General obligation
11.0%  Water
10.4%  Education
10.0%  Hospital
 9.1%  Electric
 7.6%  Prerefunded
 5.8%  Industrial development revenue/Pollution control revenue
 2.7%  Lease
 2.3%  Special tax
 6.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Houston, Texas, Water and Sewer
                                                                                 Systems Revenue, Junior Lien, Series
                                                                                 1996A, (FGIC Insured), 5.250%
                                                                                 12/01/25                                3.7%
                                                                            -------------------------------------------------
                                                                              2  Texas, Municipal Power Agency,
                                                                                 Revenue Refunding, Series 1993, (MBIA
                                                                                 Insured), 5.250% 09/01/05               3.5%
                                                                            -------------------------------------------------
                                                                              3  Houston, Texas, Water and Sewer
                                                                                 Systems Revenue Refunding, Junior
                                                                                 Lien, Series 1997A, (FGIC Insured),
                                                                                 5.375% 12/01/27                         3.0%
                                                                            -------------------------------------------------
                                                                              4  Austin, Texas, GO Refunding, Series
                                                                                 1993, 5.500% 09/01/04                   2.2%
                                                                            -------------------------------------------------
                                                                              5  Round Rock, Texas, Independent School
                                                                                 District, GO, Series 2000, (PSF-GTD),
                                                                                 5.000% 08/01/18                         2.1%
                                                                            -------------------------------------------------
                                                                              6  North Central, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Health Facilities Revenue,
                                                                                 (Presbyterian Healthcare Residential
                                                                                 Project) Series 1996B, (MBIA
                                                                                 Insured), 5.500% 06/01/16               2.1%
                                                                            -------------------------------------------------
                                                                              7  Mesquite, Texas, Independent School
                                                                                 District 1, GO Refunding, Series
                                                                                 1993, (PSF-GTD), 5.300% 08/15/06        1.9%
                                                                            -------------------------------------------------
                                                                              8  Texas State, Public Finance
                                                                                 Authority, Building Revenue
                                                                                 Refunding, Series 1992B, (AMBAC
                                                                                 Insured), 6.100% 02/01/04               1.9%
                                                                            -------------------------------------------------
                                                                              9  Texas State, Water Development GO,
                                                                                 Series 1997, 5.250% 08/01/28            1.8%
                                                                            -------------------------------------------------
                                                                             10  Travis County, Texas, Health
                                                                                 Facilities Development Corporation,
                                                                                 Revenue, (Ascension Health Credit
                                                                                 Project) Series 1999A, (MBIA
                                                                                 Insured), 5.750% 11/15/09               1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS TEXAS INTERMEDIATE
MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/02) RETURN CHART]

                                                                 NATIONS TEXAS INTERMEDIATE        LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                 --------------------------        ----------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9851                              10299
                                                                           10387                              10953
1996                                                                       11076                              11836
                                                                           11537                              12383
1998                                                                       12445                              13512
                                                                           13039                              14312
2000                                                                       13031                              14396
                                                                           14142                              15860
2002                                                                       14580                              16417
Mar. 31 2003                                                               15681                              18149

[INVESTOR A SHARES AT NAV** (AS OF 3/31/02) RETURN CHART]

                                                                 NATIONS TEXAS INTERMEDIATE        LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                                 --------------------------        ----------------------------
Mar. 31 1993                                                               10000                              10000
1994                                                                       10182                              10299
                                                                           10736                              10953
1996                                                                       11448                              11863
                                                                           11925                              12383
1998                                                                       12864                              13512
                                                                           13477                              14312
2000                                                                       13469                              14396
                                                                           14617                              15860
2002                                                                       15070                              16417
Mar. 31 2003                                                               16208                              18149


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              4.95%     4.60%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Texas Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                                 INVESTOR A              INVESTOR B              INVESTOR C
                                               PRIMARY A      NAV**       MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                 1/12/93             2/4/93                 6/22/93                 11/3/94
-------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                               7.92%        7.55%       4.07%      6.85%       3.85%       6.84%       5.84%
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          6.66%        6.36%       5.18%      5.60%       5.30%       5.54%       5.54%
5 YEARS                                          5.00%        4.73%       4.05%      4.02%       4.02%       3.95%       3.95%
10 YEARS                                         5.18%        4.95%       4.60%         --          --          --          --
SINCE INCEPTION                                  5.36%        4.97%       4.63%      4.33%       4.33%       5.21%       5.21%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY*


PORTFOLIO MANAGEMENT
The Fund is managed by
the Municipal Fixed
Income Management Team of
Banc of America Capital
Management, LLC,
investment adviser to the
Fund.

INVESTMENT OBJECTIVE
The Fund seeks high
current income exempt
from federal and Virginia
state income taxes
consistent with moderate
fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period
ended March 31, 2003,
Nations Virginia
Intermediate Municipal
Bond Fund Investor A
Shares provided
shareholders with a total
return of 7.95%.**
                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2003 AND ITS OUTLOOK FOR THE FUTURE.

                           BRIEFLY DESCRIBE YOUR OVERALL INVESTMENT PHILOSOPHY AND THE INVESTMENT APPROACH OF THE FUND.

                           The Fund balances its investments between high quality, investment grade issues through which it seeks to reduce credit and liquidity risk and lower quality, investment grade issues, for their additional yield potential. By maintaining a well-diversified portfolio, generally within the universe of Virginia municipal securities, we aim to limit the Fund's exposure to any single credit or market sector. In addition, we use a combination of investment strategies, including duration management (managing the Fund's sensitivity to interest rates), market sector selection and individual credit reviews. We also seek to limit the distribution of capital gains when appropriate. As an intermediate-term portfolio, the Fund seeks to maintain an average dollar-weighted maturity of between three and ten years and a duration of between three and six years.

                           PLEASE COMMENT ON THE FUND'S PERFORMANCE.***

                           With a total return of 7.95%, Nations Virginia Intermediate Municipal Bond Fund (Investor A Shares) underperformed its peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, which returned 8.26% for the 12-month period ended March 31, 2003. The Fund's underperformance resulted from a shorter duration stance than its peer group and an overweighting in hospital and industrial development revenue/pollution control revenue (IDR/PCR) bonds. The Fund has maintained its defensive structure in anticipation of a rising interest rate environment in 2003.

                           WHAT WERE THE ECONOMIC AND MARKET CONDITIONS IN VIRGINIA?

                           The Commonwealth of Virginia has received a credit rating from Moody's Investors Services of "Aaa" with a negative outlook, and "AAA" from both Standard & Poor's Corporation and Fitch, Inc.

---------------
                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Other States Intermediate Municipal Debt Funds Average invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified state basis.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 64

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

MUNICIPAL FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           The Commonwealth's broad economy is diversified into services, technology, defense, government and manufacturing sectors. Overall job growth declined 0.3% as of December 2002 with service jobs increasing 0.7%, the trade sector falling 0.4% and the government sector falling 0.1%. The recent downturn has generated an anticipated deficit of $1.9 billion for fiscal years 2003 and 2004, down from a $2.5 billion deficit for 2002-2003. However, the Commonwealth historically takes proactive fiscal measures to build buffers in case of economic downturns. To close the current budget gap the governor has proposed a combination of expense cuts, one-time revenues and fee increases. The Commonwealth did dip into the Revenue Stabilization funds for the 2003-2004 budget, maintaining a balance of approximately $375 million.

                           WHAT IS YOUR OUTLOOK FOR VIRGINIA AND THE MUNICIPAL BOND MARKET FOR THE COMING YEAR?

                           Future challenges for the Commonwealth will be to bridge the biennium budget gap for 2003-2004, establish and maintain adequate future reserves and continue meeting infrastructure needs in order to promote economic growth for the long-term. We believe the Commonwealth should resolve the short-term stress with prudent fiscal management. Given the Commonwealth's continued but slow economic growth, we believe Virginia's creditworthiness will be maintained over the longer term.

                           Our current outlook is based on the assumption that the conflict with Iraq will have a successful resolution during the second quarter of 2003, allowing consumer confidence to improve and business investment plans to move past the current corporate paralysis. With that backdrop, we believe the safe haven premium for U.S. Treasuries should subside, allowing interest rates to rise slightly. In our opinion, the continued effects of the equity market bubble, the current low inflation environment and significant slack in the U.S. economy will likely limit the upward pressure on interest rates. In addition, we believe the Federal Reserve will likely be very cautious toward any rate increases and may need to lower rates further to insure the economic recovery gains traction. Our current duration posture is neutral to our benchmark as the steep yield curve makes being short too costly given our outlook for modestly higher rates. We remain in a difficult credit environment especially at the State budget level and have taken proactive steps to increase portfolio diversification in that sector and at the individual issuer level.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/03)


[PIE CHART]

29.8%  General obligation
13.7%  Water
10.0%  Resource recovery
 9.6%  Education
 7.3%  Transportation
 5.9%  Hospital
 4.9%  Housing
 4.0%  Prerefunded
 3.2%  Industrial development revenue/Pollution control revenue
11.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2003, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Fairfax County, Virginia, Economic
                                                                                 Development Authority, Resource
                                                                                 Recovery, Revenue Refunding, Series
                                                                                 1998A, AMT, (AMBAC Insured), 5.950%
                                                                                 02/01/07                                3.6%
                                                                            -------------------------------------------------
                                                                              2  Chesapeake, Virginia, GO Refunding,
                                                                                 Series 1993, 5.125% 12/01/05            1.9%
                                                                            -------------------------------------------------
                                                                              3  Virginia State, Public School
                                                                                 Authority, Special Obligation
                                                                                 Chesapeake School Financing Revenue,
                                                                                 Series 1995, (State Aid Withholding),
                                                                                 5.600% 06/01/12                         1.8%
                                                                            -------------------------------------------------
                                                                              4  Suffolk, Virginia, Redevelopment and
                                                                                 Housing Authority, Multi-Family
                                                                                 Housing Revenue Refunding, (Windsor
                                                                                 Ltd. Partnership Project) Series
                                                                                 2001, (FNMA Insured), Mandatory Put
                                                                                 07/01/11 @ 100, 4.850% 07/01/31         1.7%
                                                                            -------------------------------------------------
                                                                              5  Loudoun County, Virginia, Industrial
                                                                                 Development Authority, Revenue, (Air
                                                                                 Force Retired Officers -- Falcons
                                                                                 Landing Project) Series 1994A,
                                                                                 Prerefunded 11/01/04 @ 103, 8.750%
                                                                                 11/01/24                                1.6%
                                                                            -------------------------------------------------
                                                                              6  Virginia, Southeastern Public Service
                                                                                 Authority, Revenue Refunding, Series
                                                                                 1993A, (MBIA Insured), 5.100%
                                                                                 07/01/08                                1.5%
                                                                            -------------------------------------------------
                                                                              7  Norfolk, Virginia, Capital
                                                                                 Improvement GO Refunding, Series
                                                                                 2002B, 5.250% 07/01/11                  1.5%
                                                                            -------------------------------------------------
                                                                              8  Fairfax County, Virginia, GO, Series
                                                                                 2002A, (State Aid Withholding),
                                                                                 5.000% 06/01/10                         1.5%
                                                                            -------------------------------------------------
                                                                              9  Virginia, College Building Authority,
                                                                                 Virginia Educational Facilities
                                                                                 Revenue, (University Richmond
                                                                                 Project) Series 2002A, Mandatory Put
                                                                                 03/01/09 @ 100, 5.000% 03/01/32         1.5%
                                                                            -------------------------------------------------
                                                                             10  Virginia State, Commonwealth
                                                                                 Transportation Board Authority,
                                                                                 Transportation Revenue Refunding,
                                                                                 (U.S. Route 58 Corridor Development
                                                                                 Program) Series 1993A, 5.500%
                                                                                 05/15/09                                1.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VIRGINIA INTERMEDIATE

MUNICIPAL BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS VIRGINIA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                               -----------------------------       ----------------------------
Mar. 31 1993                                                                9675                              10000
1994                                                                        9919                              10299
1995                                                                       10394                              10953
1996                                                                       11120                              11836
1997                                                                       11533                              12383
1998                                                                       12445                              13512
1999                                                                       13068                              14312
2000                                                                       13075                              14396
2001                                                                       14206                              15860
2002                                                                       14658                              16417
Mar. 31 2003                                                               15809                              18149

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                               NATIONS VIRGINIA INTERMEDIATE       LEHMAN 7-YEAR MUNICIPAL BOND
                                                                    MUNICIPAL BOND FUND                       INDEX
                                                               -----------------------------       ----------------------------
Mar. 31 1993                                                               10000                              10000
1994                                                                       10252                              10299
1995                                                                       10743                              10953
1996                                                                       11494                              11836
1997                                                                       11920                              12383
1998                                                                       12863                              13512
1999                                                                       13507                              14312
2000                                                                       13515                              14396
2001                                                                       14684                              15860
2002                                                                       15151                              16417
Mar 31 2003                                                                16340                              18149


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/93 through
      3/31/03)              5.04%     4.70%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Virginia Intermediate Municipal Bond Fund over the last 10 years. The Lehman 7-Year Municipal Bond Index is a broad-based, unmanaged index of investment grade bonds with maturities of 7 to 8 years. All dividends are reinvested. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/03)

                                                           INVESTOR A               INVESTOR B                INVESTOR C
                                        PRIMARY A       NAV**       MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                          9/20/89              12/5/89                  6/7/93                    6/17/92
-----------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                        8.21%         7.95%       4.46%       7.14%        4.14%        7.14%        6.14%
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                   6.83%         6.56%       5.41%       5.77%        5.47%        5.77%        5.77%
5 YEARS                                   5.17%         4.90%       4.22%       4.18%        4.18%        4.16%        4.16%
10 YEARS                                  5.27%         5.04%       4.70%          --           --        4.46%        4.46%
SINCE INCEPTION                           6.02%         5.82%       5.56%       4.42%        4.42%        4.75%        4.75%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS AND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 96.0%
            ALABAMA -- 2.4%
 $ 1,000    Alabama State, Public School and College Authority,
              Revenue, Series 1996, (MBIA Insured),
              5.250% 11/01/05...................................  Aaa       AAA        $  1,093
   2,000    Alabama, 21st Century Authority Settlement Revenue,
              5.250% 12/01/07...................................  Aa3       A             2,073
   2,000    Birmingham, Alabama, GO, Series 2002B, (AMBAC
              Insured),
              5.000% 12/01/04...................................  Aaa       AAA           2,122
   2,000    Butler, Alabama, Industrial Development Board, PCR
              Refunding, (James River Project) Series 1993,
              5.500% 12/01/05...................................  Ba3       BB-           1,896
   2,100    Hoover, Alabama, GO, Series 2003, (MBIA Insured),
              5.000% 03/01/08...................................  Aaa       AAA           2,331
   1,050    Huntsville, Alabama, Electric System Revenue, Series
              2002, (FSA Insured),
              3.000% 12/01/04...................................  Aaa       AAA           1,079
   1,000    Huntsville, Alabama, GO Refunding, Series 2002F,
              4.000% 08/01/05...................................  Aa2       AA            1,057
   8,870    Huntsville, Alabama, GO, Series 1995A,
              5.100% 02/01/08...................................  Aa2       AA            9,504
   3,085    Montgomery, Alabama, Downtown Redevelopment
              Authority Lease Revenue Refunding, (State of
              Alabama Project) Series 2002,
              5.000% 10/01/07...................................  Aaa       AAA           3,435
   1,140    Montgomery, Alabama, Water Works and Sewer Board,
              Water and Sewer System Revenue Refunding, Series
              2002A, (AMBAC Insured),
              5.000% 09/01/04...................................  Aaa       AAA           1,200
                                                                                       --------
                                                                                         25,790
                                                                                       --------
            ALASKA -- 2.7%
   1,395    Alaska, Municipal Board Bank Authority, Revenue,
              AMT, Series 2003A, (MBIA Insured),
              3.500% 12/01/04...................................  Aaa       AAA           1,440

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $   845    Alaska, Municipal Board Bank Authority, Revenue,
              AMT, Series 2003A, (MBIA Insured),
              3.500% 12/01/05...................................  Aaa       AAA        $    881
   1,000    Alaska, Student Loan Corporation, Revenue, Series
              1995A, AMT, (AMBAC Insured),
              5.250% 07/01/03...................................  Aaa       AAA           1,009
   4,600    Anchorage, Alaska, Electric Utility Revenue
              Refunding, Senior Lien, Series 1999, (MBIA
              Insured),
              5.000% 06/01/06...................................  Aaa       AAA           5,044
   1,450    Anchorage, Alaska, GO, Series 2002A, (MBIA Insured),
              4.000% 06/01/04...................................  Aaa       AAA           1,497
   4,890    Anchorage, Alaska, GO, Series 2002A, (MBIA Insured),
              4.000% 06/01/06...................................  Aaa       AAA           5,217
   8,700    North Slope Borough, Alaska, GO, Series 1996, (MBIA
              Insured),
              2.690%& 06/30/07..................................  Aaa       AAA           7,766
   1,500    North Slope Borough, Alaska, GO, Series 2000B, (MBIA
              Insured),
              2.210%& 06/30/06..................................  Aaa       AAA           1,397
   1,500    North Slope Borough, Alaska, GO, Series 2001A, (MBIA
              Insured),
              2.690%& 06/30/07..................................  Aaa       AAA           1,339
   3,000    Valdez, Alaska, Marine Terminal Revenue Refunding,
              (Arco Transportation Alaska, Inc. Project) Series
              1994B, (Atlantic Richfield Company Guarantee),
              Mandatory Put 01/01/04 @ 100,
              2.000%&& 05/01/31.................................  VMIG1     A1+           3,011
                                                                                       --------
                                                                                         28,601
                                                                                       --------
            ARIZONA -- 2.4%
   6,250    Arizona State, Transportation Board Excise Tax
              Revenue, (Maricopa County Regional Area Road Fund
              Project) Series 2002,
              5.000% 12/15/05...................................  Aa2       AA            6,819

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 1,370    Arizona State, Transportation Board Highway Revenue
              Refunding, Series 1993A,
              5.000% 07/01/09...................................  Aa2       AA         $  1,531
   3,000    Coconino County, Arizona, Pollution Control
              Corporation Revenue, (Arizona Public Service
              Company Project) Series 1999, (Bank One Arizona
              N.A. LOC), Mandatory Put 04/07/03 @ 100,
              4.000% 04/01/34...................................  A2        A             3,000
   2,010    Maricopa County, Arizona, Unified High School
              District Number 210 Phoenix, GO, Unrefunded
              Balance, Series 2009,
              5.000% 07/01/09...................................  Aa3       AA            2,216
   1,035    Maricopa County, Arizona, Unified School District
              Number 48, GO Refunding, Series 1991B,
              6.300% 07/01/04...................................  Aa2       AA            1,101
   5,480    Northern Arizona University, Revenue Refunding,
              Series 2002, (FGIC Insured),
              4.000% 06/01/04...................................  Aaa       AAA           5,658
   5,225    Phoenix, Arizona, GO Refunding, Series 1993A,
              5.300% 07/01/06...................................  Aa1       AA+           5,812
                                                                                       --------
                                                                                         26,137
                                                                                       --------
            ARKANSAS -- 1.7%
   2,500    Arkansas State, Development Finance Authority,
              Facilities Revenue, (Waste Management Inc.
              Project) Series 2001, AMT, Mandatory Put 08/01/03
              @ 100,
              3.500% 08/01/21...................................  Baa2      BBB           2,505
   8,550    Arkansas State, GO, Series 2001A,
              4.000% 08/01/05...................................  Aa2       AA            9,048
   3,500    Crossett, Arkansas, PCR, (Georgia Pacific
              Corporation Project) Series 1984,
              4.875% 10/01/07...................................  Ba3       BB-           3,064

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ARKANSAS -- (CONTINUED)
 $ 3,250    Pope County, Arkansas, Revenue Refunding, (Entergy
              Arkansas Incorporated Project) Series 2001, AMT,
              Mandatory Put 09/01/05 @ 100,
              5.050% 09/01/28...................................  Baa3      BBB-       $  3,345
                                                                                       --------
                                                                                         17,962
                                                                                       --------
            CALIFORNIA -- 0.9%
   1,150    California State, Department of Water Resources
              Power Supply Revenue, Series 2002A,
              5.500% 05/01/05...................................  A3        BBB+          1,232
   8,500    California, Access To Loans for Learning Student
              Loan Corporation Revenue, Series 2003A-9, (GTD STD
              LNS),
              1.140%&& 07/01/31.................................  Aaa       AAA           8,500
                                                                                       --------
                                                                                          9,732
                                                                                       --------
            COLORADO -- 1.5%
   5,000    Colorado, Platte River Power Authority, Power
              Revenue, Series 2003FF,
              5.000% 06/01/06...................................  Aa3       AA-           5,483
   2,275    Denver City and County, Colorado, Airport Revenue
              Refunding, Series 2001D, AMT, (FSA Insured),
              5.000% 11/15/05...................................  Aaa       AAA           2,446
   1,605    Denver City and County, Colorado, Art Museum, GO,
              Series 2002
              4.500% 08/01/04...................................  Aa1       AA+           1,674
   1,000    Denver City and County, Colorado, Board Water
              Commission Refunding Revenue, Series 2001B,
              5.000% 09/01/06...................................  Aa1       AA+           1,105
   4,695    Thornton, Colorado, GO Refunding, Series 2002,
              (FSA Insured)
              4.000% 12/01/04...................................  Aaa       AAA           4,905
                                                                                       --------
                                                                                         15,613
                                                                                       --------
            CONNECTICUT -- 0.5%
   1,000    Connecticut State, GO, Series 1996,
              6.000% 05/15/03...................................  Aa2       AA            1,006
   2,525    Connecticut State, GO, Series 1999A,
              5.000% 06/15/05...................................  Aa2       AA            2,719

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            CONNECTICUT -- (CONTINUED)
 $ 2,025    Connecticut State, Special Tax Obligation, Revenue
              Refunding, (Transportation Infrastructure Project)
              Series 2001B,
              5.000% 10/01/04...................................  Aa3       AA-        $  2,137
                                                                                       --------
                                                                                          5,862
                                                                                       --------
            DELAWARE -- 0.3%
   1,550    Delaware, Transportation Authority, Transportation
              System Revenue, Series 1998, (MBIA Insured),
              4.500% 07/01/09...................................  Aaa       AAA           1,684
   1,330    Wilmington, Delaware, GO, (AMBAC Insured),
              3.250% 12/01/03...................................  Aaa       AAA           1,349
                                                                                       --------
                                                                                          3,033
                                                                                       --------
            DISTRICT OF COLUMBIA -- 0.5%
   3,000    District Columbia, Revenue, (Field School Project)
              Series 2001A, (First Union National Bank LOC),
              1.170%&& 07/01/31.................................  A1        A+            3,000
   2,085    Metropolitan Washington, District of Columbia,
              Airport Authority, Virginia General Airport
              Revenue, Series 1997B, AMT, (FGIC Insured),
              5.750% 10/01/03...................................  Aaa       AAA           2,132
                                                                                       --------
                                                                                          5,132
                                                                                       --------
            FLORIDA -- 6.0%
   5,000    Alachua County, Florida, Health Facilities
              Authority, Health Facilities Revenue, (Shands
              Teaching Hospital Project) Series 2002A, (SunTrust
              Bank LOC),
              1.200%&& 12/01/12.................................  VMIG1     NR            5,000
   1,700    Escambia County, Florida, Health Facilities
              Authority, Revenue, (Ascension Health Credit
              Project) Series 2003A,
              5.000% 11/15/07...................................  Aa2       AA            1,872

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,500    Florida, Housing Finance Agency, Multi-Family
              Housing Revenue Refunding, (Altamonte Project)
              Series 1994C, Mandatory Put 12/01/03 @ 100,
              7.000% 12/01/24...................................  Baa1      BBB+       $  2,540
   1,240    Greater Orlando Aviation Authority, Orlando,
              Florida, Airport Facilities Revenue Refunding,
              Series 2002C, (MBIA Insured),
              5.250% 10/01/07...................................  Aaa       AAA           1,397
   7,000    Hillsborough County, Florida, Industrial Development
              Authority, PCR Refunding, (Tampa Electric Company
              Project) Series 1993, Mandatory Put 08/01/07 @
              100,
              4.250% 11/01/20...................................  Baa2      BBB           6,932
   1,000    Jacksonville, Florida, Electric Authority Revenue
              Refunding, (St. John River-Issue 2 Project) Series
              1993,
              5.000% 10/01/05...................................  Aa2       AA            1,010
   2,000    Jacksonville, Florida, Guaranteed Entitlement
              Improvement Revenue Refunding, Series 2002, (FGIC
              Insured),
              3.000% 10/01/03...................................  Aaa       AAA           2,019
   2,000    Jacksonville, Florida, Sales Tax Revenue, (River
              City Renaissance Project) Series 1995, (FGIC
              Insured), Prerefunded 10/01/05 @ 101,
              5.375% 10/01/18...................................  Aaa       AAA           2,211
   5,000    Jea, Florida, St. Johns River Power Park Systems
              Revenue Refunding, Series 2002,
              5.000% 10/01/06...................................  Aa2       AA            5,530
   5,000    Jea, Florida, St. Johns River Power Park Systems
              Revenue Refunding, Series 2003-18,
              5.000% 10/01/05...................................  Aa2       AA            5,414
   2,200    Jea, Florida, St. Johns River Power System Revenue,
              Series 2003,
              2.000% 10/01/03...................................  Aa2       AA            2,207

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 3,775    Jea, Florida, Water and Sewer Revenue, Series 2002B,
              (FSA Insured),
              5.250% 10/01/07...................................  Aaa       AAA        $  4,254
   1,380    Kissimmee, Florida, Utilities Authority Electric
              System Revenue Refunding, Series 2001, (AMBAC
              Insured),
              5.000% 10/01/06...................................  Aaa       AAA           1,528
   7,305    Miami-Dade County, Florida, Aviation Revenue
              Refunding, Series 1998A, AMT,
              5.250% 10/01/07...................................  Aaa       AAA           8,089
   3,870    Miami-Dade County, Florida, Aviation Revenue, Series
              2000-SG141, (FGIC Insured, Societe Generale SPA),
              1.210%&& 10/01/29.................................  A1        A+            3,870
   4,250    Pinellas County, Florida, Capital Improvement
              Revenue, Series 2000,
              4.500% 01/01/06...................................  Aa3       AA-           4,566
   1,000    Pinellas County, Florida, Research Recovery Revenue,
              Series 1996, AMT, (MBIA Insured),
              5.100% 10/01/03...................................  Aaa       AAA           1,019
     880    St. Johns County, Florida, Industrial Development
              Authority, Hospital Revenue, (Flagler Hospital
              Project) Series 1992,
              5.800% 08/01/03...................................  A2        A-              892
   3,000    Tampa, Florida, Utility Tax and Special Revenue
              Refunding, Series 2001, (AMBAC Insured),
              6.000% 10/01/05...................................  Aaa       AAA           3,329
                                                                                       --------
                                                                                         63,679
                                                                                       --------
            GEORGIA -- 9.9%
   2,000    Athens-Clarke County, Georgia, Unified Government
              Authority, Revenue, (University of Georgia
              Athletic Association Project) Series 2001,
              (SunTrust Bank LOC),
              1.200%&& 09/01/31.................................  VMIG1     NR            2,000

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $19,600    Burke County, Georgia, Development Authority, PCR,
              (Oglethorpe Power Corporation) Series 1993A, (FGIC
              Insured, Bayerische Landesbank SPA),
              1.125%&& 01/01/16.................................  VMIG1     A1+        $ 19,599
   5,000    Burke County, Georgia, Development Authority, PCR,
              (Georgia Power Company Vogtle Power Plant Project)
              Series 2000,
              1.300%&& 10/01/32.................................  NR        NR            5,000
   2,200    Burke County, Georgia, Development Authority, PCR,
              Series 1994,
              2.500% 10/01/32...................................  NR        NR            2,200
   3,400    Clayton County, Georgia Housing Authority, Multi-
              Family Housing Revenue Refunding, (Tara Court II
              Apartments Project) Series 2001, (FNMA Liquidity
              Facility), Mandatory Put 12/01/11 @ 100,
              4.350% 12/01/31...................................  Aaa       AAA           3,504
   1,200    Coweta County, Georgia, School District Sales Tax,
              GO, Series 2002, (State Aid Withholding),
              4.000% 08/01/07...................................  Aa2       AA            1,285
   2,000    Coweta County, Georgia, School District, GO, Series
              2002, (State Aid Withholding),
              5.000% 08/01/07...................................  Aa2       AA            2,223
   1,300    Dalton, Georgia, Building Authority, Revenue, Series
              2001,
              5.000% 07/01/03...................................  Aa3       A+            1,313
   2,000    Dalton, Georgia, Building Authority, Revenue, Series
              2001,
              5.000% 07/01/05...................................  Aa3       A+            2,154
   2,300    DeKalb County, Georgia, Development Authority,
              Industrial Development Revenue, (Rock-Tenn
              Converting Company Project) Series 1995, (SunTrust
              Bank, Atlanta LOC),
              1.250%&& 04/01/10.................................  Aa2       AA            2,300

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 6,185    DeKalb County, Georgia, Special Recreation Tax
              District, GO, Series 2001,
              5.000% 12/01/06...................................  Aaa       AA+        $  6,889
   1,000    Douglas County, Georgia, Development Authority,
              (Parks and Recreations Project) Series 2002,
              3.000% 09/01/03...................................  Aa2       AA            1,008
   2,600    Fayette County, Georgia, School District, GO, Series
              2001, (State Aid Withholding),
              5.250% 03/01/09...................................  Aa3       AA            2,929
   6,500    Forsyth County, Georgia, Development Authority,
              Revenue, (Pinecrest Academy Inc. Project) Series
              2000, (SunTrust Bank LOC),
              1.150%&& 09/01/25.................................  VMIG1     NR            6,500
   6,230    Georgia State, GO, Series 1998D,
              5.250% 10/01/04...................................  Aaa       AAA           6,604
   5,750    Georgia State, GO, Series 2002,
              3.000% 11/01/04...................................  Aaa       AAA           5,911
   2,500    Georgia, George L. Smith II World Congress Center
              Authority, Revenue Refunding, (Domed Stadium
              Project) Series 2000, AMT, (MBIA Insured),
              6.000% 07/01/05...................................  Aaa       AAA           2,725
   2,855    Georgia, Private Colleges and Universities
              Authority, Revenue, (Emory University Project)
              Series 2002A,
              5.000% 09/01/06...................................  Aa2       AA            3,154
   2,515    Gwinnett County, Georgia, Development Authority,
              IDR, (Maltese Signs Inc. Project) Series 2000,
              AMT, (Suntrust Banks Inc. LOC),
              1.300%&& 02/01/15.................................  VMIG1     NR            2,515
   3,000    Houston County, Georgia, School District, GO, Series
              2002, (State Aid Withholding),
              4.000% 09/01/06...................................  Aa2       AA            3,214
   1,785    Marietta, Georgia, GO Refunding, Series 2002
              3.000% 06/01/03...................................  Aa3       AA            1,791

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 3,750    Monroe County, Georgia, Development Authority, PCR,
              (Georgia Power Company Plant Scherer Project)
              Series 2001, (AMBAC Insured), Mandatory Put
              12/01/08 @ 100,
              4.200% 01/01/12...................................  Aaa       AAA        $  4,033
   7,000    Richmond County, Georgia, Development Authority, IDR
              Refunding, (Archer Daniels Midland Project) Series
              1993,
              5.300% 05/01/05...................................  A1        A+            7,512
   6,000    Richmond County, Georgia, GO, Board of Education,
              Series 2002, (State Aid Withholding)
              5.000% 11/01/05...................................  Aa2       AA            6,523
   2,450    Savannah, Georgia, Hospital Authority, Hospital
              Improvement Revenue, (St. Joseph's Hospital
              Project) Series 1993, Prerefunded 07/01/03 @ 102,
              6.125% 07/01/12...................................  A2        A             2,530
                                                                                       --------
                                                                                        105,416
                                                                                       --------
            GUAM -- 0.4%
   3,820    Guam, Airport Authority, Revenue, Series 1993A,
              6.375% 10/01/10...................................  Baa3      BBB-          3,917
                                                                                       --------
            HAWAII -- 0.3%
   2,500    Hawaii State, GO Refunding, Series 2002CY, (FSA
              Insured),
              5.250% 02/01/07...................................  Aaa       AAA           2,776
                                                                                       --------
            IDAHO -- 1.0%
  10,500    Idaho, Housing and Financial Assistant, (Single
              Family Mortgage Project) Series 2002B-I,
              (Bayerische Landesbank Girozentrale Liquidity
              Facility),
              1.250%&& 07/01/33.................................  NR        NR           10,500
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- 6.2%
 $ 1,260    Broadview, Illinois, Tax Increment Revenue, Series
              1999,
              4.750% 07/01/05...................................  NR        NR         $  1,318
   5,000    Chicago, Illinois, Board of Education, GO, Series
              2003B-3, (MBIA Insured),
              1.050%&& 03/01/33.................................  Aaa       AAA           5,000
   2,000    Chicago, Illinois, Metropolitan Water Reclamation
              District, Greater Chicago Capital Improvement
              Bonds, Series 2002D,
              5.000% 12/01/07...................................  Aaa       AA+           2,233
   1,250    Chicago, Illinois, O'Hare International Airport
              Revenue Refunding, Second Lien, Series 1193C,
              (MBIA Insured),
              4.900% 01/01/07...................................  Aaa       AAA           1,308
   2,800    Chicago, Illinois, Single Family Mortgage Revenue,
              Series 2001, AMT, (FNMA/GNMA/ FHLMC COLL, Merrill
              Lynch Capital Services SBA),
              1.260%&& 04/01/07.................................  A1        A+            2,800
   1,500    Cook County, Illinois, GO, Series 1993B, (MBIA
              Insured),
              5.300% 11/15/07...................................  Aaa       AAA           1,568
   5,580    Cook County, Illinois, Township High School District
              Number 211 Palatine and Schaumb, GO, Series 2001,
              5.000% 12/01/05...................................  Aa2       AA            6,074
   1,400    Evanston, Illinois, GO Refunding, Series 2002C,
              5.000% 01/01/06...................................  Aaa       AAA           1,520
   5,205    Illinois State, GO Refunding, Series 2001, (FSA
              Insured),
              5.250% 10/01/06...................................  Aaa       AAA           5,800
   1,500    Illinois State, GO, Series 2001,
              5.000% 04/01/05...................................  Aa2       AA            1,604
   4,500    Illinois State, GO, Series 2001,
              5.000% 11/01/05...................................  Aa2       AA            4,890
   3,000    Illinois State, GO, Series 2001, (FGIC Insured),
              4.000% 11/01/04...................................  Aaa       AAA           3,127

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 4,600    Illinois, Development Finance Authority, Revenue
              Refunding, (Olin Corporation Project) Series
              2002A,
              4.500% 06/01/04...................................  Baa3      BBB-       $  4,605
   1,500    Illinois, Educational Facilities Authority, Revenue,
              (Illinois College of Optometry Project) Series
              1998, (MBIA Insured),
              1.150%&& 04/01/28.................................  Aaa       AAA           1,500
   7,155    Illinois, Educational Facilities Authority, Revenue,
              (National Louis University) Series 1999A,
              (American National B&T LOC),
              1.170%&& 06/01/29.................................  A1        A+            7,155
   2,500    Illinois, Educational Facilities Authority, Revenue,
              (University of Chicago Project) Series 1998B,
              Mandatory Put 07/01/04 @ 100,
              4.400% 07/01/25...................................  Aa1       AA            2,591
   2,500    Illinois, Educational Facilities Authority, Revenue,
              (University of Chicago Project) Series 2001B-1,
              Mandatory Put 07/01/03 @ 100,
              2.700% 07/01/36...................................  Aa1       AA            2,506
   4,900    Illinois, Health Facilities Authority, Revenue,
              (Rockford Memorial Hospital Group Project) Series
              1994, (AMBAC Insured),
              1.140%&& 09/16/24.................................  Aaa       AAA           4,900
   1,125    Kane MC Henry Cook and DeKalb County, Illinois,
              Unified School District Number 300, GO, Series
              2002, (AMBAC Insured),
              1.160%& 12/01/03..................................  Aaa       AAA           1,116
   1,000    Northern Illinois University Revenue, Auxiliary
              Facilities System, Series 1992, (FGIC Insured),
              2.230%& 10/01/06..................................  Aaa       AAA             925
   1,000    Schaumberg, Illinois, GO, Series 2002A
              5.000% 01/01/07...................................  Aa1       AA+           1,099

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 2,975    Will County, Illinois, Community Unified School
              District 365, Capital Appreciation Bond, GO,
              Series 2002, (FSA Insured),
              1.420%& 11/01/04..................................  Aaa       AAA        $  2,909
                                                                                       --------
                                                                                         66,548
                                                                                       --------
            INDIANA -- 1.0%
   1,585    Fort Wayne, Indiana, Sewage Works Improvements,
              Revenue Refunding, Series 2002B, (AMBAC Insured),
              5.000% 08/01/06...................................  Aaa       AAA           1,744
   1,055    Fremont, Indiana, Middle School Building
              Corporation, Revenue Refunding, Series 1994A,
              (AMBAC Insured),
              4.650% 07/15/04...................................  Aaa       AAA           1,093
   1,550    Indiana State, Office Building Commission Facilities
              Revenue, Indiana State Museum Facility, Series
              2003, (MBIA Insured),
              5.000% 07/01/07...................................  Aaa       AAA           1,719
   1,620    Indianapolis, Indiana, Letters of Credit,
              Improvement Board Book, Series 2001A,
              4.500% 07/01/04...................................  Aa2       AA            1,682
   1,500    Rockport, Indiana, PCR Refunding, (AEP Generating
              Company Project) Series 1995A, Mandatory Put
              07/13/06 @ 100,
              4.050% 07/01/25...................................  Aaa       AAA           1,599
   2,500    Rockport, Indiana, PCR Refunding, (AEP Generating
              Company Project) Series 1995B, (AMBAC Insured,
              Bank of New York SPA), Mandatory Put 07/13/06 @
              100,
              4.050% 07/01/25...................................  Aaa       AAA           2,665
                                                                                       --------
                                                                                         10,502
                                                                                       --------
            IOWA -- 0.1%
   1,000    Des Moines, Iowa, GO Refunding, Series 1996F,
              5.000% 06/01/06...................................  Aa2       AA+           1,071
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            KANSAS -- 0.9%
 $ 5,000    Burlington, Kansas, Environmental Improvement
              Revenue Refunding, (Power and Light Project)
              Series 1998C, Mandatory Put 10/01/07 @ 100,
              4.750% 09/01/15...................................  A2        BBB        $  5,164
   1,100    Johnson County, Kansas, Water District No. 001,
              Water Revenue, Series 1996A,
              5.250% 12/01/06...................................  Aa1       AAA           1,232
   3,125    Shawnee County, Kansas, GO Refunding Improvement,
              Series 2002, (FSA Insured),
              4.000% 09/01/04...................................  Aaa       AAA           3,246
                                                                                       --------
                                                                                          9,642
                                                                                       --------
            KENTUCKY -- 0.2%
   1,945    Kentucky State, Property and Buildings Community,
              Revenue Refunding,
              (Number 74 Project) Series 2002,
              5.000% 08/01/05...................................  Aaa       AAA           2,101
                                                                                       --------
            LOUISIANA -- 1.7%
   5,000    Calcasieu Parish, Lousiana, Industrial Development
              Board, PCR Refunding, (Occidental Petroleum
              Project) Series 2001,
              4.800% 12/01/06...................................  Baa2      BBB           5,367
   3,000    Louisiana State, Energy and Power Authority, Revenue
              Refunding, (Power Project) Series 2000, (FSA
              Insured),
              5.250% 01/01/06...................................  Aaa       AAA           3,279
   2,000    Louisiana State, Gas and Fuels Tax Revenue
              Refunding, Series 1999A, (FSA Insured),
              5.000% 11/15/04...................................  Aaa       AAA           2,118
   5,150    Louisiana, Public Facilities Authority, Hospital
              Revenue Refunding, Series 1998B, (MBIA Insured),
              1.170%&& 07/18/16.................................  Aaa       AAA           5,150

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            LOUISIANA -- (CONTINUED)
 $ 1,850    Louisiana, Regional Transportation Authority,
              Revenue, Series 1998, (MBIA Insured), Prerefunded
              05/01/05 @ 100.093,
              6.125% 05/01/10...................................  Aaa       AAA        $  2,033
                                                                                       --------
                                                                                         17,947
                                                                                       --------
            MAINE -- 0.2%
   1,900    Baileyville, Maine, PCR, (Georgia-Pacific
              Corporation Project) Series 1998,
              4.750% 06/01/05...................................  Ba3       BB-           1,797
                                                                                       --------
            MARYLAND -- 0.4%
   3,680    Maryland State, Economic Development Corporation
              Lease Revenue, Maryland Aviation Administration
              Facilities, Series 2003, (FSA Insured),
              5.000% 06/01/07...................................  Aaa       AAA           4,028
                                                                                       --------
            MASSACHUSETTS -- 0.6%
   5,000    Massachusetts State, GO Refunding, Series 2003B,
              4.000% 12/01/04...................................  Aa2       AA-           5,210
   1,495    Massachusetts State, Industrial Financing Agency
              Revenue, Series 1994, Prerefunded 11/15/03 @ 102,
              7.100% 11/15/18...................................  Aaa       AAA           1,580
                                                                                       --------
                                                                                          6,790
                                                                                       --------
            MICHIGAN -- 2.2%
   1,000    Detroit, Michigan, School District GO, Series 1998B,
              (FGIC Insured, Q-SBLF),
              5.000% 05/01/07...................................  Aaa       AAA           1,106
   1,000    Kent County, Michigan, Airport Facilities Revenue,
              (Kent County International Airport Project) Series
              1995, AMT, Prerefunded 01/01/05 @ 102,
              6.100% 01/01/25...................................  Aaa       AAA           1,097
   1,175    Macomb County, Michigan, Community College District,
              GO, Series 2002,
              4.000% 05/01/04...................................  Aa1       AA            1,211

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 1,000    Michigan State, Hospital Finance Authority, Revenue,
              (Ascension Health Credit Project) Series 1999B,
              Mandatory Put 11/15/05 @ 100,
              5.200% 11/15/33...................................  Aa2       AA         $  1,085
   1,800    Michigan State, Hospital Finance Authority, Revenue,
              Mandatory Put 11/15/06 @100,
              5.300% 11/15/33...................................  Aa2       AA            2,018
   5,900    Michigan State, Housing Development Authority,
              Rental Housing Revenue, Series 2000B, (MBIA
              Insured, Morgan Guaranty Trust),
              1.100%&& 04/01/24.................................  VMIG1     A1+           5,900
   2,000    Michigan State, Strategic Fund Solid Waste Disposal
              Revenue Refunding, (Waste Management Inc. Project)
              Series 2002, Mandatory Put 12/01/05 @ 100,
              4.200% 12/01/12...................................  Baa2      BBB           2,054
   2,000    Michigan State, Trunk Line Capital Appreciation
              Revenue, Series 1992A, (AMBAC Insured),
              1.760%& 10/01/05..................................  Aaa       AAA           1,914
   1,900    Michigan, Municipal Bond Authority, Revenue, Clean
              Water Revolving Fund, Series 2001,
              5.000% 10/01/08...................................  Aaa       AAA           2,134
   5,330    Oakland, Michigan University of Michigan, Revenue,
              Series 2001, (FGIC Insured),
              1.200%&& 03/01/31.................................  VMIG1     NR            5,330
                                                                                       --------
                                                                                         23,849
                                                                                       --------
            MINNESOTA -- 1.2%
   2,200    Minneapolis, Minnesota, GO, Convention Center,
              Series 2002,
              4.000% 12/01/07...................................  Aa1       AAA           2,377
  10,000    Minnesota State, GO, Series 2001
              5.000% 10/01/03...................................  Aaa       AAA          10,198
                                                                                       --------
                                                                                         12,575
                                                                                       --------
            MISSISSIPPI -- 1.5%
   1,210    Mississippi State, Capital Improvement GO, Series
              1995B,
              6.000% 08/01/04...................................  Aa3       AA            1,286

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MISSISSIPPI -- (CONTINUED)
 $ 6,000    Mississippi State, Gaming County Highway
              Improvements GO, Series 2001B,
              5.000% 10/01/06...................................  Aa3       AA         $  6,638
   5,255    Mississippi State, GO Refunding, Series 2002C,
              4.500% 08/15/04...................................  Aa3       AA            5,488
   2,265    Mississippi State, GO, Series 2002,
              5.500% 11/01/05...................................  Aa3       AA            2,490
                                                                                       --------
                                                                                         15,902
                                                                                       --------
            MISSOURI -- 2.1%
   5,765    Missouri State, Board of Public State Office
              Buildings, Special Obligation Revenue Refunding,
              Series 2001B,
              4.000% 12/01/05...................................  Aa1       AA+           6,133
   3,516    Missouri State, Environmental and Energy Resource
              Authority, Environmental Improvement Revenue,
              (Kansas City Power and Light Project) Series 1993,
              Mandatory Put 09/01/04 @ 100,
              3.900% 01/02/12...................................  A2        A2            3,599
   2,250    Missouri State, Health and Educational Facilities
              Authority, Revenue, (Saint Lukes Episcopal-
              Presbyterian Hospital Project) Series 2001, (FSA
              Insured),
              3.850% 12/01/05...................................  Aaa       AAA           2,371
   2,470    Missouri State, Health and Educational Facilities
              Authority, Revenue, (Saint Lukes Episcopal-
              Presbyterian Hospital Project) Series 2001, (FSA
              Insured),
              4.000% 12/01/06...................................  Aaa       AAA           2,637
   4,000    Missouri State, Health and Educational Facilities
              Revenue, (SSM Health Care Project) Series 2002A,
              5.000% 06/01/07...................................  Aa3       AA-           4,357

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 3,725    St. Louis, Missouri, Industrial Development
              Authority, Multi-Family Housing Revenue, (JVL
              Renaissance II LP Project) Series 2002B, (U.S.
              Bank N.A.)
              2.000% 02/01/04...................................  Aa2       AA         $  3,738
                                                                                       --------
                                                                                         22,835
                                                                                       --------
            NEBRASKA -- 0.6%
   3,500    Nebraska, Public Power District Revenue, Series
              2002A, (MBIA Insured),
              5.000% 01/01/07...................................  Aaa       AAA           3,848
   2,000    Nebraska, Public Water District Revenue, Series
              2005B, (MBIA Insured),
              5.250% 01/01/05...................................  Aaa       AAA           2,131
                                                                                       --------
                                                                                          5,979
                                                                                       --------
            NEVADA -- 3.1%
   3,690    Clark County, Nevada, Airport Refunding GO, Series
              1993,
              5.250% 06/01/07...................................  Aaa       AAA           3,752
  10,200    Clark County, Nevada, Industrial Development
              Revenue, (Nevada Power Project) Series 2000A,
              (AMBAC Insured),
              1.150%&& 06/01/20.................................  Aaa       AAA          10,200
   3,300    Clark County, Nevada, School District, GO Refunding,
              Series 1996, (FGIC Insured),
              4.750% 06/15/09...................................  Aaa       AAA           3,584
   1,035    Henderson, Nevada, GO Refunding, Series 2001,
              4.000% 06/01/05...................................  Aa3       AA-           1,090
   2,000    Las Vegas, Nevada, GO Refunding, Series 2002B,
              4.000% 01/01/08...................................  Aa3       AA-           2,128
   4,000    Nevada State, GO Refunding, Series 1994A,
              5.800% 07/15/08...................................  Aa2       AA            4,262
   7,000    Nevada State, Highway Improvement Revenue, Series
              2000A,
              5.000% 12/01/08...................................  Aa3       AA            7,864
                                                                                       --------
                                                                                         32,880
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NEW HAMPSHIRE -- 0.6%
 $ 3,500    New Hampshire State, Business Financial Authority
              PCR Refunding, (United Illuminating Company)
              Series 1997A, AMT, Mandatory Put 02/01/04 @ 100,
              3.750% 07/01/27...................................  A3        A-         $  3,524
   3,000    New Hampshire State, Business Financial Authority,
              PCR Refunding, (United Illumination Company
              Project) Series 1999A, (AMBAC Insured), Mandatory
              Put 12/01/07 @ 100,
              3.250% 12/01/29...................................  Aaa       AAA           3,045
                                                                                       --------
                                                                                          6,569
                                                                                       --------
            NEW MEXICO -- 1.4%
   1,000    Las Cruces, New Mexico, School District Number 002,
              GO, Series 2003, (MBIA Insured),
              4.000% 08/01/05...................................  Aaa       AAA           1,058
   5,915    New Mexico State, GO Refunding, Series 2001B,
              5.000% 09/01/06...................................  Aa1       AA+           6,540
   1,000    New Mexico State, GO, (Capital Project), Series
              1999,
              4.250% 09/01/03...................................  Aa1       AA+           1,013
   2,900    New Mexico State, Hospital Equipment Loan Council
              Hospital Revenue, (Presbyterian Healthcare
              Project) Series 2001A,
              4.600% 08/01/08...................................  A1        A+            3,096
   3,500    New Mexico State, Severance Tax Revenue, Series
              2002,
              4.500% 07/01/05...................................  Aa2       AA            3,735
                                                                                       --------
                                                                                         15,442
                                                                                       --------
            NEW YORK -- 1.1%
   2,000    New York City, New York, Transitional Finance
              Authority, Revenue Refunding, (Future Tax
              Secondary Project) Series 2002A,
              5.000% 11/01/05...................................  Aa2       AA+           2,171

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $ 2,260    New York State, Environmental Facilities
              Corporation, State Clean Water and Drinking Funds
              Revenue (New York City Municipal Water Project)
              Series 2002-J,
              3.000% 06/15/05...................................  Aaa       AAA        $  2,337
   3,000    New York, New York, GO Refunding, Series 2002B,
              5.000% 08/01/06...................................  A2        A             3,243
   4,150    New York, New York, Series 1998A,
              5.000% 08/01/05...................................  A2        A             4,429
                                                                                       --------
                                                                                         12,180
                                                                                       --------
            NORTH CAROLINA -- 4.8%
   1,000    Cabarrus County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, (Cannon Memorial YMCA Project) Series
              2002, (Wachovia Bank N.A. LOC),
              1.170%&& 08/01/23.................................  VMIG1     NR            1,000
  10,000    Chapel Hill, North Carolina, University of North
              Carolina, Hospital Revenue Refunding, Series
              2003B,
              1.120%&& 02/01/29.................................  VMIG1     A1           10,000
   5,000    Charlotte, North Carolina, GO Refunding, Series
              2002D,
              3.000% 07/01/04...................................  Aaa       AAA           5,118
   1,000    Cumberland County, North Carolina, Certificates of
              Participation, (Civic Center Project) Series
              1995A, (AMBAC Insured), Prerefunded 12/01/04 @
              102,
              6.400% 12/01/24...................................  Aaa       AAA           1,105
   1,720    Durham and Wake County, North Carolina, Special
              Apartment District, GO Refunding, Series 1992,
              5.750% 04/01/03...................................  Aaa       AAA           1,720
   1,000    Durham, North Carolina, GO Refunding, Series 1992,
              5.700% 02/01/05...................................  Aaa       AAA           1,014

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 2,800    Greensboro, North Carolina, Certificates of
              Participation, (Equipment Acquisition Project)
              Series 2000, (Wachovia Bank N.A. SPA)
              1.150%&& 05/01/05.................................  VMIG1     A1         $  2,800
   2,010    Greensboro, North Carolina, Certificates of
              Participation, (Parking Facilities Project) Series
              2002,
              3.000% 12/01/03...................................  Aa2       AA+           2,035
   3,615    Greensboro, North Carolina, GO Refunding, Series
              2003,
              4.000% 05/01/07...................................  Aa1       AAA           3,875
   1,870    North Carolina State, Public Improvement GO, Series
              2001A,
              4.500% 03/01/05...................................  Aa1       AAA           1,981
   1,005    North Carolina, Medical Care Commission, Gaston
              Health Care Hospital Revenue, Series 1998,
              4.500% 02/15/05...................................  A1        A+            1,052
   1,560    North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Halifax Regional Medical
              Center, Inc. Project) Series 1998,
              4.300% 08/15/03...................................  Baa2      BBB           1,574
   1,630    North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Halifax Regional Medical
              Center, Inc. Project) Series 1998,
              4.400% 08/15/04...................................  Baa2      BBB           1,675
   1,450    North Carolina, Medical Care Community Hospital
              Revenue Refunding, (Presbyterian Health Services
              Project) Series 1993,
              5.125% 10/01/03...................................  A1        AA-           1,477
   2,000    Orange County, North Carolina, GO Refunding, Series
              2003,
              5.000% 06/01/05...................................  Aa1       AA+           2,155
   1,125    Rutherford County, North Carolina, Certificates of
              Participation, Series 2002,
              4.500% 09/01/06...................................  Aaa       AAA           1,224
   2,800    University of North Carolina, Revenue Refunding,
              Series 2002B,
              5.000% 12/01/06...................................  Aa1       AA+           3,110

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $ 3,000    Wake County, North Carolina, Public Improvement GO,
              Series 2003A,
              5.000% 04/01/06...................................  Aaa       AAA        $  3,289
   2,410    Winston-Salem, North Carolina, GO Refunding, Series
              1991,
              10.000% 06/01/04..................................  Aaa       AAA           2,654
   2,550    Winston-Salem, North Carolina, Risk Acceptance
              Management Corporation, Certificates of
              Participation, Series 1988, (Wachovia Bank, N.A.
              SPA),
              1.200%&& 07/01/09.................................  VMIG1     A1+           2,550
                                                                                       --------
                                                                                         51,408
                                                                                       --------
            OHIO -- 3.1%
   2,000    Dayton, Ohio, Special Facilities Revenue Refunding,
              Series 1993,
              6.050% 10/01/09...................................  Ba1       BB+           1,852
   2,100    Lucas County, Ohio, GO, Series 1997,
              5.300% 12/01/05...................................  A1        A+            2,292
   3,330    Ohio State, Air Quality Development Authority,
              Revenue Refunding, Series 1999B, (AMBAC Insured),
              1.150%&& 10/01/27.................................  Aaa       AAA           3,330
   2,000    Ohio State, GO, Series 2001B,
              4.000% 11/01/05...................................  Aa1       AA+           2,127
  10,000    Ohio State, Higher Educational Capital Facilities
              Revenue, Series 2002A-II,
              5.000% 12/01/07...................................  Aa2       AA           11,197
   5,000    Ohio State, Public Facilities Commission Revenue,
              (Higher Education Capital Facilities Project)
              Series 1996 II-A,
              4.375% 11/01/05...................................  Aaa       AAA           5,357
   2,190    Ohio State, Revenue, Series 2002,
              4.500% 06/15/06...................................  Aa3       AA            2,373
   4,000    Ohio State, State Building Authority, Revenue, (Arts
              Facility Building Project) Series 1996,
              5.000% 10/01/06...................................  Aa2       AA            4,425
                                                                                       --------
                                                                                         32,953
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            OKLAHOMA -- 0.3%
 $ 1,545    Oklahoma State, Industry Authority, Revenue
              Refunding, (Integris Baptist Medical Center
              Project) Series 1995D,
              5.000% 08/15/03...................................  Aaa       AAA        $  1,567
   2,000    Oklahoma, Housing Development Authority, Revenue,
              Series 2000A, (FHLMC COLL),
              5.100% 11/01/05...................................  Aa3       AA-           2,158
                                                                                       --------
                                                                                          3,725
                                                                                       --------
            OREGON -- 0.3%
   3,120    Oregon State, State Board of Higher Education, GO,
              Series 2001A,
              5.000% 08/01/04...................................  Aa3       AA            3,277
                                                                                       --------
            PENNSYLVANIA -- 4.6%
   6,600    Berks County, Pennsylvania, Revenue Bond, Series
              2002, (MBIA Insured, Wachovia Bank N.A. SBPA),
              1.140%&& 11/01/23.................................  VMIG1     NR            6,600
   5,075    Chester County, Pennsylvania, GO Refunding, Series
              1995B, Prerefunded 11/15/05 @ 100,
              5.625% 11/15/16...................................  Aa2       AA            5,615
   8,450    Chester County, Pennsylvania, Industrial Development
              Authority, Revenue, (Malvern Prep School Project)
              Series 2001, (First Union National Bank LOC),
              1.220%&& 04/01/31.................................  NR        NR            8,450
   1,190    Delaware County, Pennsylvania Authority, Health Care
              Revenue, Series 1993B, Prerefunded 11/15/05 @ 100,
              6.000% 11/15/07...................................  Aaa       AAA           1,247
   5,600    Pennsylvania State, Certificates of Participation,
              Series 1993,
              1.400% 07/01/07...................................  Aaa       AAA           5,600
  10,000    Pennsylvania State, GO Refunding, Series 2002,
              5.000% 10/01/05...................................  Aa2       AA           10,851

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $ 3,000    Philadelphia, Pennsylvania, School District, GO
              Refunding, Series 1998B, (MBIA Insured State Aid
              Withholding),
              5.000% 10/01/06...................................  Aaa       AAA        $  3,319
   5,000    Philadelphia, Pennsylvania, Water and Wastewater
              Revenue, (MBIA-IBC Insured),
              5.500% 06/15/06...................................  Aaa       AAA           5,567
   1,415    Southeastern Pennsylvania, Transportation Authority,
              Pennsylvania Special Revenue, Unrefunded Balance,
              Series 1995A, (FGIC Insured),
              6.500% 03/01/04...................................  Aaa       AAA           1,484
                                                                                       --------
                                                                                         48,733
                                                                                       --------
            SOUTH CAROLINA -- 2.5%
   1,950    Aiken County, South Carolina, Construction School
              District, GO, Series 2000, (SCSDE),
              5.125% 04/01/03...................................  Aa1       AA+           1,950
   1,370    Greenville, South Carolina, Hospital System
              Authority, Hospital Facilities Revenue Refunding,
              Series 1993C,
              5.250% 05/01/03...................................  Aa3       AA            1,374
   4,000    Richland County, South Carolina, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2002A,
              4.250% 10/01/07...................................  Baa2      BBB           4,114
   2,370    South Carolina State, Education Assistance
              Authority, Revenue Refunding, (Guaranteed Student
              Loan Senior Lien Project) Series 1993A-3, AMT,
              (GTD STD LNS),
              5.200% 09/01/05...................................  Aaa       AAA           2,447
   1,000    South Carolina State, Public Service Authority,
              Revenue, Series 1999A, (MBIA Insured),
              5.000% 01/01/05...................................  Aaa       AAA           1,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $ 2,250    South Carolina, Jobs Economic Development Authority,
              Economic Development Revenue, (Bennettsville
              Printing Project) Series 1995, (First Union
              National Bank LOC),
              1.270%&& 09/01/10.................................  A1        A+         $  2,250
     910    South Carolina, Jobs Economic Development Authority,
              Economic Development Revenue, (Valley Proteins
              Inc. Project) Series 1995, (Harris Bank LOC),
              1.270%&& 04/01/10.................................  A1        A+              910
   5,000    South Carolina, Jobs Economic Development Authority,
              Economic Development Revenue, (Waste Management
              South Carolina Inc. Project) Series 2001, AMT,
              Mandatory Put 11/01/04 @ 100,
              4.100% 11/01/16...................................  Baa2      BBB           5,086
   1,000    South Carolina, Jobs Economic Development Authority,
              Hospital Facilities Revenue, (Palmetto Health
              Alliance Project) Series 2000A,
              6.300% 12/15/03...................................  Baa2      BBB           1,015
   1,030    South Carolina, Jobs Economic Development Authority,
              IDR, Series 1998, (First Union National Bank LOC),
              1.370%&& 09/01/19.................................  NR        NR            1,030
   4,500    South Carolina, Transition Infrastructure Bank
              Revenue, Series 1998A, (MBIA Insured),
              5.000% 10/01/06...................................  Aaa       AAA           4,982
                                                                                       --------
                                                                                         26,220
                                                                                       --------
            SOUTH DAKOTA -- 0.1%
   1,100    Rapid City, South Dakota, Sales Tax Revenue
              Refunding, Series 2002, (AMBAC Insured),
              5.500% 06/01/05...................................  Aaa       AAA           1,194
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TENNESSEE -- 1.2%
 $ 1,335    Franklin, Tennesse, Special School District, GO
              Refunding, Series 2002,
              4.500% 06/01/06...................................  Aa2       AA         $  1,445
   1,405    Memphis-Shelby County, Tennessee, Airport Authority,
              Airport Revenue Refunding, AMT, Series 2002, (MBIA
              Insured),
              4.000% 11/15/05...................................  Aaa       AAA           1,477
   6,025    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB           6,434
   3,000    Shelby County, Tennessee, Health Development and
              Housing Facility Board Revenue, (Arbors of
              Germantown Project) Series 1994, Mandatory Put
              07/01/04 @ 100,
              4.750% 07/01/24...................................  Baa2      BBB           3,024
                                                                                       --------
                                                                                         12,380
                                                                                       --------
            TEXAS -- 13.6%
   2,000    Arlington, Texas, Independent School District, GO
              Refunding, Series 2003, (PSF-GTD),
              1.720%& 02/15/05..................................  Aaa       AAA           1,937
   2,000    Arlington, Texas, Independent School District, GO,
              Series 1991, (PSF-GTD),
              6.500% 08/15/03...................................  Aaa       AAA           2,040
   1,000    Arlington, Texas, Waterworks and Sewer Revenue,
              (AMBAC Insured),
              5.500% 06/01/04...................................  Aaa       AAA           1,050
   2,000    Austin, Texas, Airport System Revenue, Unrefunded
              Balance, Prior Lien, Series 1995A, (MBIA Insured),
              5.500% 11/15/06...................................  Aaa       AAA           2,198
   3,000    Austin, Texas, GO Refunding,
              5.250% 09/01/08...................................  Aa2       AA+           3,397
   2,830    Austin, Texas, GO, Series 1995, Prerefunded 09/01/05
              @ 100,
              5.500% 09/01/12...................................  Aa2       AA+           3,102

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,000    Austin, Texas, Utilities System Revenue Refunding,
              Series 1992A, (MBIA Insured),
              6.000% 11/15/06...................................  Aaa       AAA        $  4,566
   2,275    Austin, Texas, Utilities System Revenue Refunding,
              Series 1993A, (FGIC-TCRS Insured),
              5.375% 05/15/05...................................  Aaa       AAA           2,332
   3,000    Austin, Texas, Water and Wastewater System Revenue
              Refunding, Series 2001A&B, (FSA Insured),
              6.500% 05/15/05...................................  Aaa       AAA           3,312
   4,900    Brazos River Authority, Texas, PCR Refunding, (Texas
              Electric Company Project) Series 2001B, Mandatory
              Put 11/01/06 @ 100,
              4.750% 05/01/29...................................  Baa2      BBB-          4,774
   1,555    Carrollton, Texas, Farmers Branch Independent School
              District, GO Refunding, Series 1993,
              2.650%& 02/15/07..................................  Aa2       AA            1,404
   2,000    Carrollton, Texas, Farmers Branch Independent School
              District, GO Refunding, Series 2001, (PSF-GTD),
              5.000% 02/15/08...................................  Aaa       AAA           2,214
   1,000    Central Texas, Higher Education Authority, Revenue
              Refunding, Series 1993, AMT, (GTD STD LNS),
              5.200% 12/01/04...................................  Aaa       AAA           1,055
   1,000    Corpus Christi, Texas, Utilities System Revenue
              Refunding, Series 2002, (Financial Security
              Assurance),
              4.000% 07/15/07...................................  Aaa       AAA           1,068
   1,000    Corpus Christi, Texas, Utilities Systems Revenue,
              Series 1999, (FSA Insured),
              5.000% 07/15/07...................................  Aaa       AAA           1,108
   1,230    Dallas, Texas, Independent School District, GO,
              Series 1993, (PSF-GTD),
              5.600% 08/15/05...................................  Aaa       AAA           1,250

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,920    Dallas, Texas, Independent School District, GO,
              Series 1995, (PSF-GTD), Prerefunded 8/15/05 @ 100,
              5.750% 08/15/13...................................  Aaa       AAA        $  5,415
   1,000    Dallas, Texas, Waterworks and Sewer System Revenue
              Refunding,
              Series 2001,
              5.000% 10/01/06...................................  Aa2       AA+           1,106
  12,615    Dallas, Texas, Waterworks and Sewer System Revenue
              Refunding, Series 2002A,
              5.000% 10/01/06...................................  Aa2       AA+          13,956
   5,265    Dallas-Fort Worth, Texas, International Airport
              Revenue, Series 2002A, (MBIA Insured),
              5.500% 11/01/08...................................  Aaa       AAA           5,900
   1,330    Fort Bend, Texas, Independent School District, GO,
              Series 2002, (PSF-GTD),
              5.000% 08/15/07...................................  Aaa       AAA           1,476
   4,000    Harris County, Texas, Health Facilities Development
              Authority, Hospital Revenue, (Memorial Hospital
              Systems Project) Series 1997A, (MBIA Insured),
              4.875% 06/01/05...................................  Aaa       AAA           4,257
   2,000    Harris County, Texas, Health Facilities Development
              Corporation Revenue, (St. Lukes Episcopal Hospital
              Project) Series 2001A,
              5.250% 02/15/06...................................  Aa3       AA-           2,165
   1,845    Houston, Texas, GO Refunding, Series 1998A,
              5.000% 03/01/05...................................  Aa3       AA-           1,968
   6,485    Houston, Texas, Water and Sewer Systems Revenue
              Refunding, Series 1991C, (AMBAC Insured),
              2.290%& 12/01/06..................................  Aaa       AAA           5,965
   6,445    Keller, Texas, Independent School District, GO,
              Series 1993, (PSF-GTD), Prerefunded 02/15/06 @
              100,
              5.500% 08/15/13...................................  Aaa       AAA           7,134

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,225    Lubbock, Texas, GO Refunding, Series 2002, (MBIA
              Insured),
              4.750% 02/15/05...................................  Aaa       AAA        $  1,299
   3,750    Matagorda County, Texas, Naval District No 1, PCR
              Refunding, (Central Power & Light Company Project)
              Series 1999A, Mandatory Put 11/01/03 @ 100,
              3.750% 05/01/30...................................  Baa2      BBB+          3,754
   1,000    Mesquite, Texas, Independent School District, GO
              Refunding, Series 1997A (PSF-GTD),
              5.000% 08/15/04...................................  Aaa       AAA           1,051
   5,000    Red River Authority, Texas, Education Financing
              Revenue, (Parish Day School Project) Series 2001A,
              (Allied Irish Bank plc-LOC), Mandatory Put
              12/01/04 @ 100,
              3.400% 12/01/31...................................  VMIG1     NR            5,138
   4,940    Red River Authority, Texas, PCR Refunding, (Hoechst
              Celanese Corporation Project) Series 1994,
              5.200% 05/01/07...................................  Baa2      BBB           5,107
   3,265    Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              5.000% 10/01/07...................................  Baa2      BBB-          3,508
   3,990    Sam Rayburn, Texas, Municipal Power Agency, Taxable
              Revenue Refunding, Series 2002,
              5.600% 10/01/05...................................  Baa2      BBB-          4,182
   3,000    San Antonio, Texas, Electric and Gas Revenue,
              Unrefunded Balance, Series 1994,
              4.700% 02/01/05...................................  Aa1       AA+           3,139
   8,900    San Antonio, Texas, GO Refunding, Series 2001,
              5.000% 08/01/07...................................  Aa2       AA+           9,890
   1,000    San Antonio, Texas, GO, Series 2001,
              5.000% 08/01/06...................................  Aa2       AA+           1,102
   1,000    San Antonio, Texas, Water System Revenue, Series
              2002A, (FSA Insured),
              5.000% 05/15/06...................................  Aaa       AAA           1,096

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 1,725    Socorro, Texas, Independent School District, GO
              Refunding, Series 2002, (PSF-GTD),
              5.000% 08/15/06...................................  Aaa       AAA        $  1,902
   3,030    Texas A&M University, Revenue, Series 1996,
              5.750% 05/15/05...................................  Aa1       AA+           3,298
   2,000    Texas State, College Student Loan Authority,
              Revenue, Series 1995, AMT,
              5.300% 08/01/03...................................  Aa1       AA            2,027
   4,000    Texas, Gulf Coast Waste Disposal Authority,
              Environmental Facility Revenue Refunding,
              (Occidental Chemical Corporation Project) Series
              2001,
              4.200% 11/01/06...................................  Baa2      BBB           4,175
   4,000    University of Texas, Permian University Revenue
              Refunding, Series 2002A,
              5.000% 07/01/06...................................  Aaa       AAA           4,401
   2,500    University of Texas, Permian University Revenue
              Refunding, Series 2002A,
              5.000% 07/01/08...................................  Aaa       AAA           2,793
   2,555    University of Texas, University Financing Systems
              Revenue, Series 2001C,
              4.000% 08/15/05...................................  Aaa       AAA           2,702
                                                                                       --------
                                                                                        146,713
                                                                                       --------
            UTAH -- 1.8%
   2,000    Utah County, Utah, Hospital Revenue, (IHC Health
              Services Inc. Project) Series 2002,
              5.000% 05/15/05...................................  Aa2       AA+           2,126
  10,000    Utah State, GO, Series 2001B,
              4.500% 07/01/04...................................  Aaa       AAA          10,414
   1,000    Utah, Intermountain Power Agency, Power Supply
              Revenue Refunding, Series 2002, (AMBAC Insured),
              4.000% 07/01/06...................................  Aaa       AAA           1,068
   5,000    Utah, Intermountain Power Agency, Power Supply
              Revenue Refunding, Series 1998A, (MBIA Insured),
              5.000% 07/01/07...................................  Aaa       AAA           5,543
                                                                                       --------
                                                                                         19,151
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- 2.7%
 $ 2,000    Arlington County, Virginia, Industrial Development
              Authority, Hospital Facilities Revenue, (Virginia
              Hospital Center Project) Series 2001,
              5.500% 07/01/05...................................  A2        A          $  2,158
   4,000    Fairfax County, Virginia, Economic Development
              Authority, Resource Recovery, Revenue Refunding,
              Series 1998A, AMT, (AMBAC Insured),
              5.950% 02/01/07...................................  Aaa       AAA           4,501
   4,000    Metropolitan, Washington, District of Columbia,
              Airports Authority, Virginia General Airport
              Revenue, Series 1997B, (FGIC Insured), AMT,
              6.000% 10/01/06...................................  Aaa       AAA           4,498
   3,350    Richmond, Virginia, GO, Series 2000, (FSA Insured),
              5.125% 01/15/04...................................  Aaa       AAA           3,456
   1,500    Virginia State, GO, Series 1993B,
              5.200% 12/01/09...................................  Aaa       AAA           1,571
   2,910    Virginia State, Public School Authority, Revenue
              Refunding, Series 1993, (State Aid Withholdings),
              5.250% 01/01/09...................................  Aa1       AA            3,055
   5,635    Virginia, Commonwealth Transportation Board, Federal
              Highway Reimbursement Notes Revenue, Series 2002,
              4.000% 10/01/05...................................  Aa2       AA            5,981
     355    Virginia, Education Loan Authority, Guaranteed
              Student Loan Revenue, Series 1992G, AMT, (GTD STD
              LNS),
              6.625% 09/01/03...................................  Aaa       AAA             363
   1,635    Virginia, Port Authority, CommonWealth Revenue,
              Series 1996, AMT,
              5.750% 07/01/04...................................  Aa1       AA+           1,719
   1,730    Virginia, Port Authority, CommonWealth Revenue,
              Series 1996, AMT,
              5.750% 07/01/05...................................  Aa1       AA+           1,878
                                                                                       --------
                                                                                         29,180
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WASHINGTON -- 2.4%
 $ 2,040    King County, Washington, School District No. 401,
              Highline Public Schools, GO Refunding, Series
              2002, (School Bond GTY),
              4.000% 12/01/05...................................  Aa1       AA+        $  2,168
   2,190    King County, Washington, School District Number 405
              Bellevue, GO, Series 2002
              4.000% 12/01/04...................................  Aa1       AA+           2,287
   2,605    Seattle, Washington, GO, Series 2001,
              4.000% 08/01/05...................................  Aa1       AAA           2,752
   1,955    Seattle, Washington, Refunding and Improvement, GO,
              Series 2003,
              4.000% 08/01/06...................................  Aa1       AAA           2,091
   1,765    Spokane County, Washington, School District Number
              354 Mead, GO Refunding, Series 1993, (MBIA
              Insured),
              5.100% 12/01/05...................................  Aaa       AAA           1,891
   3,655    Washington State, GO Refunding, Series 2002R-A,
              5.000% 09/01/06...................................  Aa1       AA+           4,030
   1,500    Washington State, GO, Series 2001B,
              5.000% 09/01/06...................................  Aa1       AA+           1,654
   5,000    Washington State, GO, Series 2001R-A,
              5.250% 09/01/05...................................  Aa1       AA+           5,436
   3,000    Washington State, Health Care Facility Authority,
              Revenue, (Fred Hutchinson Cancer Research Project)
              Series 2001, (AMBAC Insured),
              1.120%&& 01/01/27.................................  Aaa       AAA           3,000
                                                                                       --------
                                                                                         25,309
                                                                                       --------
            WEST VIRGINIA -- 0.4%
   3,625    Cabell County, West Virginia, Board of Education, GO
              Refunding, Series 1997,
              5.500% 05/01/04...................................  Aa3       AA-           3,784
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            WISCONSIN -- 2.6%
 $ 5,000    Kaukauna, Wisconsin, PCR, Refunding, (International
              Paper Project) Series 1997A,
              5.150% 07/01/06...................................  Baa2      BBB        $  5,228
   5,000    Marinette County, Wisconsin, BAN, Series 2002,
              3.350% 09/01/04...................................  MIG1      NR            5,043
   2,070    Milwaukee, Wisconsin, GO Refunding, Series 2002,
              (FSA Insured),
              5.000% 09/01/07...................................  Aaa       AAA           2,304
   1,000    Milwaukee, Wisconsin, Metropolitan Sewer District,
              GO, Series 1992A,
              6.125% 10/01/03...................................  Aa1       AA+           1,025
   1,695    Osh Kosh, Wisconsin, Area School District, GO
              Refunding, Series 1996B, (MBIA-IBC Insured),
              4.900% 03/01/06...................................  Aaa       AAA           1,844
   2,250    Wisconsin State, GO Refunding, Series 1993,
              4.900% 11/01/06...................................  Aa3       AA-           2,485
   5,600    Wisconsin State, GO Refunding, Series 1998,
              5.000% 05/01/05...................................  Aa3       AA-           6,003
   4,045    Wisconsin State, GO, Series 2001A,
              6.000% 05/01/04...................................  Aa3       AA-           4,254
                                                                                       --------
                                                                                         28,186
                                                                                       --------

         TOTAL MUNICIPAL BONDS AND NOTES
           (Cost $1,007,636)...........................................    1,025,000
                                                                          ----------
SHARES                                                                      VALUE
(000)                                                                       (000)
-------------------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 4.0%
           (Cost $42,777)
42,777   Nations Tax-Exempt Reserves, Capital Class Shares#............   $   42,777
                                                                          ----------
         TOTAL INVESTMENTS
           (Cost $1,050,413*)................................   100.0%     1,067,777
                                                                          ----------
         OTHER ASSETS AND LIABILITIES (NET)..................     0.0%+
         Receivable for Fund shares sold...............................   $    2,333
         Dividends receivable..........................................           44
         Interest receivable...........................................       11,497
         Payable for Fund shares redeemed..............................       (1,049)
         Investment advisory fee payable...............................         (100)
         Administration fee payable....................................         (182)
         Shareholder servicing and distribution fees payable...........         (118)
         Distributions payable.........................................       (1,416)
         Payable for investment securities purchased...................      (10,501)
         Accrued Trustees' fees and expenses...........................          (45)
         Accrued expenses and other liabilities........................         (202)
                                                                          ----------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)......................          261
                                                                          ----------
         NET ASSETS..........................................   100.0%    $1,068,038
                                                                          ==========
         NET ASSETS CONSIST OF:
         Undistributed net investment income...........................   $      106
         Accumulated net realized loss on investments sold.............         (736)
         Net unrealized appreciation of investments....................       17,364
         Paid-in capital...............................................    1,051,304
                                                                          ----------
         NET ASSETS....................................................   $1,068,038
                                                                          ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations Short-Term Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
-------------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($773,147,809 / 74,363,711 shares outstanding)..............       $10.40
                                                                          ==========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($210,555,715 / 20,249,144 shares outstanding)..............       $10.40
                                                                          ==========

         Maximum sales charge..........................................        1.00%
         Maximum offering price per share..............................       $10.51

         INVESTOR B SHARES:
         Net asset value and offering price per share**
           ($1,771,424 / 170,378 shares outstanding)...................       $10.40
                                                                          ==========
         INVESTOR C SHARES:
         Net asset value and offering price per share**
           ($82,563,085 / 7,941,107 shares outstanding)................       $10.40
                                                                          ==========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Short-Term Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

MBIA                                              10.60%

Nations Short-Term Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Industrial Development Revenue/Pollution Control
 Revenue                                          11.29%
Education Revenue                                 10.20%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.1%
            ALABAMA -- 1.4%
 $ 2,000    Alabama State, Public
              School and College
              Authority, GO
              Refunding, Series
              1993,
              5.000% 12/01/05......  Aa3       AA-   $    2,073
   3,265    Alabama, Special Care
              Facilities Financing
              Authority, Hospital
              Revenue, (Charity
              Obligation Group
              Project) Series
              1999A, (MBIA Insured,
              Escrowed to
              Maturity),
              4.625% 11/01/10......  Aaa       AAA        3,528
   2,500    Birmingham, Alabama,
              Industrial Water
              Board, Industrial
              Water Supply Revenue,
              Series 1978, (MBIA
              Insured),
              6.000% 07/01/07......  Aaa       AAA        2,890
     935    Birmingham, Alabama,
              Medical Clinic Board
              Revenue, (Baptist
              Medical Centers
              Project) Series 1979,
              8.300% 07/01/08......  Aaa       AAA        1,072
   2,500    Birmingham, Alabama,
              Revenue, (Baptist
              Medical Center of
              Birmingham Project)
              Series 1993A, (MBIA
              Insured),
              5.500% 08/15/05......  Aaa       AAA        2,558
   9,240    Courtland, Alabama,
              Industrial
              Development Board,
              Solid Waste Disposal
              Revenue, (Champion
              International
              Corporation Project)
              Series 1992, AMT,
              7.000% 06/01/22......  Baa2      BBB        9,441
   5,750    Courtland, Alabama,
              Industrial
              Development Board,
              Solid Waste Disposal
              Revenue, (Champion
              International
              Corporation Project)
              Series 1993A, AMT,
              6.375% 03/01/29......  Baa2      BBB        5,851
   1,590    Prichard, Alabama,
              Waterworks and Sewer
              Board, Water and
              Sewer Revenue
              Refunding, Series
              1994, (AMBAC
              Insured),
              5.650% 11/15/04......  Aaa       AAA        1,701
                                                     ----------
                                                         29,114
                                                     ----------

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ALASKA -- 2.7%
 $ 3,000    Alaska State, Housing
              Finance Corporation
              Revenue, Series
              1992A, (GO of
              Corporation),
              6.000% 12/01/05......  Aa2       AA-   $    3,278
   1,965    Alaska State, Housing
              Finance Corporation
              Revenue, Series
              1995A, (MBIA,
              FHA/VA/FNMA
              Mortgages),
              5.800% 12/01/12......  Aaa       AAA        2,053
  12,500    Alaska State, Housing
              Finance Corporation
              Revenue, Series
              1997A, (MBIA Insured,
              GO of Corporation),
              6.000% 06/01/27......  Aaa       AAA       12,771
   1,505    Alaska State, Housing
              Finance Corporation,
              Revenue, Series
              1995A, (MBIA
              Insured),
              5.400% 06/01/08......  Aaa       AAA        1,602
   3,345    Alaska, Industrial
              Development and
              Export Authority,
              Revenue Refunding,
              Series 1998A, AMT,
              (MBIA Insured),
              5.250% 04/01/12......  Aaa       AAA        3,547
     895    Alaska, Industrial
              Development and
              Export Authority,
              Revenue, Series
              1995A, (GO of
              Authority LOC),
              6.000% 04/01/05......  A2        A-           954
   1,000    Alaska, Municipal Bond
              Bank Authority, GO
              Refunding, Series
              1993A,
              5.250% 12/01/03......  A2        A          1,025
   1,790    Alaska, Municipal Bond
              Bank Authority, GO
              Refunding, Series
              1993A,
              5.650% 12/01/07......  A2        A          1,838
   3,280    Alaska, Student Loan
              Corporation, Revenue,
              Series 1995A, AMT,
              (AMBAC Insured),
              5.250% 07/01/03......  Aaa       AAA        3,310
   1,250    Alaska, Student Loan
              Corporation, Revenue,
              Series 1997A, AMT,
              (AMBAC Insured),
              5.200% 07/01/06......  Aaa       AAA        1,352

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $ 2,000    Anchorage, Alaska,
              Electric Utility
              Revenue, Senior Lien,
              (Municipal Light and
              Power Project) Series
              1996C, (AMBAC
              Insured),
              5.300% 12/01/11......  Aaa       AAA   $    2,229
  10,600    Anchorage, Alaska, GO
              Refunding, Series
              2002, (MBIA Insured),
              5.250% 07/01/10......  Aaa       AAA       11,944
   1,100    Anchorage, Alaska, GO,
              Series 1994, (MBIA
              Insured), Prerefunded
              07/01/04 @ 102,
              5.600% 07/01/07......  Aaa       AAA        1,182
   2,000    Anchorage, Alaska, GO,
              Series 1996A, (AMBAC
              Insured), Prerefunded
              08/01/06 @ 100,
              5.100% 08/01/07......  Aaa       AAA        2,215
   1,205    Anchorage, Alaska, GO,
              Unrefunded Balance,
              Series 1995B, (FGIC
              Insured),
              5.125% 10/01/07......  Aaa       AAA        1,307
   3,500    Fairbanks, Alaska,
              North Star Borough GO
              Refunding, Series
              1993S, (MBIA
              Insured),
              5.450% 03/01/06......  Aaa       AAA        3,859
   1,000    Fairbanks, Alaska,
              North Star Borough GO
              Refunding, Series
              1993S, (MBIA
              Insured),
              5.500% 03/01/08......  Aaa       AAA        1,132
                                                     ----------
                                                         55,598
                                                     ----------
            ARIZONA -- 3.1%
   1,000    Apache County, Arizona,
              Public Finance
              Corporation,
              Certificates of
              Participation, Series
              1994,
              5.500% 05/01/07......  A1        AA-        1,012
     500    Arizona State, Power
              Authority, Power
              Reserves Revenue,
              Series 2001,
              5.000% 10/01/10......  Aa2       AA           557

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $   500    Arizona State,
              Transportation Board
              Excise Tax Revenue,
              (Maricopa County
              Regional Area
              Project) Series
              1995B, (AMBAC
              Insured),
              6.000% 07/01/05......  Aaa       AAA   $      550
   1,500    Arizona, Educational
              Loan Marketing
              Corporation
              Educational Loan
              Revenue, Series 1993,
              6.300% 12/01/08......  NR        NR         1,546
   1,500    Arizona, Health
              Facilities Authority,
              Hospital Systems
              Revenue Refunding,
              (Samaritan Health
              Systems Project)
              Series 1993, (MBIA
              Insured),
              5.400% 12/01/05......  Aaa       AAA        1,652
  10,000    Arizona, School
              Facility Board,
              Certificate of
              Participation, Series
              2003A, (MBIA
              Insured),
              5.250% 09/01/14......  Aaa       AAA       11,212
     435    Maricopa County,
              Arizona, Industrial
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              2001-1B, (GNMA/FHLMC
              COLL, Fannie Mae
              Liquidity Facility),
              6.100% 09/01/28......  Aaa       AAA          466
     500    Maricopa County,
              Arizona, Public
              Finance Corporation
              Lease Revenue, Series
              2001, (AMBAC
              Insured),
              5.500% 07/01/10......  Aaa       AAA          572
   1,000    Maricopa County,
              Arizona, School
              District Number 028
              Kyrene Elementary,
              GO, Series 1995B,
              (FGIC Insured),
              Prerefunded 07/01/04
              @ 100,
              5.900% 07/01/10......  Aaa       AAA        1,059
     500    Maricopa County,
              Arizona, Unified
              School District
              Number 041 Gilbert,
              GO Refunding, Series
              2001, (FSA Insured),
              5.800% 07/01/14......  Aaa       AAA          591

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 1,500    Maricopa County,
              Arizona, Unified
              School District
              Number 097, GO, (Deer
              Valley Project)
              Series 1998F, (MBIA
              Insured),
              5.000% 07/01/11......  Aaa       AAA   $    1,633
   1,000    Mesa, Arizona,
              Industrial
              Development
              Authority, Student
              Revenue, (ASU
              East/Maricopa College
              Project) Series
              2001A,
              6.000% 07/01/21......  Baa3      BBB-       1,013
   1,500    Mesa, Arizona, Street
              and Highway Revenue,
              Series 2000, (FSA
              Insured),
              5.250% 07/01/18......  Aaa       AAA        1,613
     910    Mohave County, Arizona,
              Elementary School
              District Number 016
              Mohave Valley, GO,
              Series 1997, (MBIA
              Insured),
              6.900% 07/01/07......  Aaa       AAA        1,080
   4,710    Phoenix, Arizona, Civic
              Improvement
              Corporation, Airport
              Revenue Refunding,
              Senior Lien, Series
              1999A, AMT, (FGIC
              Insured),
              5.500% 07/01/11......  Aaa       AAA        5,228
   1,000    Phoenix, Arizona, Civic
              Improvement
              Corporation, Excise
              Tax Revenue, Senior
              Lien, (Municipal
              Courthouse Project)
              Series 1999A,
              5.500% 07/01/12......  Aa2       AA+        1,125
     500    Phoenix, Arizona, Civic
              Improvement
              Corporation,
              Refunding Revenue,
              Senior Lien, AMT,
              5.250% 07/01/06......  Aa2       AA+          548
   1,000    Phoenix, Arizona,
              Industrial
              Development
              Authority, Government
              Office Lease Revenue,
              (Capital Mall LLC
              Project) Series 2000,
              (AMBAC Insured),
              5.200% 09/15/16......  Aaa       AAA        1,085

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 1,190    Phoenix, Arizona,
              Industrial
              Development
              Authority,
              Multi-Family Housing
              Revenue, (Heather
              Ridge Apartments
              Project) Series
              1998A, (FNMA COLL),
              5.200% 12/15/21......  Aaa       AAA   $    1,190
     145    Phoenix, Arizona,
              Industrial
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              2000-1B, (GNMA/FNMA/
              FHLMC COLL),
              7.650% 12/01/24......  Aaa       AAA          164
   1,000    Phoenix, Arizona,
              Street and Highway
              User Revenue
              Refunding, Series
              1999,
              4.600% 07/01/11......  A1        A+         1,061
   2,125    Pima County, Arizona,
              Unified School
              District, GO, Series
              1995G, (MBIA
              Insured),
              7.300% 07/01/05......  Aaa       AAA        2,397
     500    Pinal County, Arizona,
              Unified School
              District Number 43
              Apache Junction, GO,
              Series 1996A, (FGIC
              Insured), Prerefunded
              07/01/06 @ 101,
              5.800% 07/01/11......  Aaa       AAA          569
   8,685    Salt River, Arizona,
              Agricultural
              Improvement and Power
              District, Electric
              Systems Revenue
              Refunding, (Salt
              River Project) Series
              2001A,
              5.250% 01/01/06......  Aa2       AA         9,500
     905    Salt River, Arizona,
              Agriculture
              Improvement and Power
              District, Electric
              Systems Revenue
              Refunding, (Salt
              River Project) Series
              1993B,
              5.050% 01/01/06......  Aa2       AA           987

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 4,710    Salt River, Arizona,
              Agriculture
              Improvement and Power
              District, Electric
              Systems Revenue
              Refunding, (Salt
              River Project) Series
              1993B,
              5.200% 01/01/08......  Aa2       AA    $    5,269
     595    Salt River, Arizona,
              Agriculture
              Improvement and Power
              District, Electric
              Systems Revenue
              Refunding, (Salt
              River Project)
              Unrefunded Balance,
              Series 1993B,
              5.050% 01/01/06......  Aa2       AA           648
     115    Salt River, Arizona,
              Agriculture
              Improvement and Power
              District, Electric
              Systems Revenue,
              Unrefunded Balance,
              (Salt River Project)
              Series 1993B,
              5.250% 01/01/11......  Aa2       AA           118
   1,950    Tucson and Pima County,
              Arizona, Industrial
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              2001A-1, AMT,
              (GNMA/FNMA/ FHLMC
              COLL),
              6.000% 07/01/21......  Aaa       AAA        2,058
     500    Tucson, Arizona,
              Airport Authority,
              Revenue, Series 2001,
              AMT, (AMBAC Insured),
              5.500% 06/01/12......  Aaa       AAA          548
   1,000    Tucson, Arizona, GO
              Refunding, Series
              1995, (FGIC Insured),
              5.600% 07/01/07......  Aaa       AAA        1,098
   1,320    Tucson & Pima County,
              Arizona, Industrial
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              2001A1, AMT,
              (GNMA/FNMA/ FHLMC
              COLL),
              6.350% 01/01/34......  Aaa       AAA        1,420
   1,235    Yuma County, Arizona,
              Jail District
              Revenue, Series 1996,
              (AMBAC Insured),
              5.300% 07/01/09......  Aaa       AAA        1,346

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ARIZONA -- (CONTINUED)
 $ 1,000    Yuma, Arizona,
              Municipal Property
              Corporation,
              Municipal Facilities
              Revenue, Series 2001,
              (AMBAC Insured),
              5.000% 07/01/17......  Aaa       AAA   $    1,055
                                                     ----------
                                                         61,970
                                                     ----------
            ARKANSAS -- 1.0%
   8,725    Arkansas State, Federal
              Highway Grant
              Anticipation GO,
              Series 2001A,
              5.250% 08/01/09......  Aa2       AA         9,907
  10,000    Arkansas State, GO,
              Series 2000A,
              5.500% 08/01/11......  Aa2       AA        11,250
                                                     ----------
                                                         21,157
                                                     ----------
            CALIFORNIA -- 2.8%
   6,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put 8/15/08
              @ 100,
              6.250% 08/15/30......  Baa3      BBB-       6,419
   2,000    California State,
              Department of Water
              Resources, Power
              Supply Revenue,
              Series 2002A,
              6.000% 05/01/13......  A3        BBB+       2,324
   2,000    California State, GO,
              Series 1990,
              7.000% 08/01/04......  A2        A          2,139
   3,265    California State, GO,
              Series 2000,
              5.000% 12/01/16......  A2        A          3,395
     295    California, Statewide
              Communities
              Development
              Authority,
              Certificates of
              Participation
              Revenue, (Cedar-Sinai
              Medical Center
              Project) Series 1992,
              6.250% 08/01/03......  A3        A-           299
   3,115    California, Statewide
              Communities
              Development
              Authority,
              Certificates of
              Participation, (The
              Internext Group
              Project) Series 1999,
              4.000% 04/01/03......  NR        BBB        3,115

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 5,500    California, Statewide
              Communities
              Development
              Authority, Revenue
              Certificates of
              Participation, Series
              1993,
              5.400%++ 11/01/15....  A3        A-    $    5,642
   7,000    Golden State Tobacco
              Securitization
              Corporations, Tobacco
              Settlement Revenue,
              Series 2003A,
              6.250% 06/01/33......  A1        A          6,263
  10,000    Los Angeles,
              California, Unified
              School District,
              Series 1998B,
              5.000% 07/01/18......  Aaa       AAA       10,463
  14,750    San Francisco,
              California, GO
              Refunding, Series
              2002,
              5.000% 06/15/11......  Aa3       AA        16,439
     400    Southern California,
              Public Power
              Authority, Power
              Project Revenue,
              Unrefunded Balance,
              Series 1989,
              7.000% 07/01/05......  A2        A            402
                                                     ----------
                                                         56,900
                                                     ----------
            COLORADO -- 2.4%
   1,000    Adams County, Colorado,
              School District
              Number 012, GO,
              Series 1997, (FGIC
              Insured, State Aid
              Withholding),
              5.250% 12/15/09......  Aaa       AAA        1,127
   3,635    Aurora Centretech
              Metropolitan
              District, Colorado,
              GO Refunding, Series
              1998C, (BNP Paribas
              LOC), Mandatory Put
              12/01/08 @ 100,
              4.875% 12/01/28......  Aa3       AA-        3,881
   2,445    Boulder Larimer and
              Weld Counties,
              Colorado State, Vrain
              Valley School
              District, GO, Series
              1997, (FGIC Insured),
              5.000% 12/15/10......  Aaa       AAA        2,699
  10,000    Colorado, E-470 Public
              Highway Authority,
              Revenue, Series
              1997B, (MBIA
              Insured),
              4.190%+ 09/01/12.....  Aaa       AAA        6,767

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            COLORADO -- (CONTINUED)
 $ 4,000    Colorado, Northwest
              Parkway Public
              Highway Authority,
              Revenue, Series
              2001C,
              4.840%+ 06/15/21.....  Aaa       AAA   $    2,803
   3,075    Denver, Colorado, City
              and County Airport
              Revenue Refunding,
              Series 2000A, AMT,
              (AMBAC Insured),
              6.000% 11/15/15......  Aaa       AAA        3,443
  10,300    Denver, Colorado, City
              and County Airport
              Revenue, Series
              1995C, (MBIA
              Insured),
              6.500% 11/15/12......  Aaa       AAA       12,207
   5,570    Denver, Colorado, City
              and County Excise Tax
              Revenue Refunding,
              Series 1999A, (FSA
              Insured),
              5.375% 09/01/11......  Aaa       AAA        6,222
   1,630    Denver, Colorado,
              Health and Hospital
              Authority, Healthcare
              Revenue, Series
              2001A,
              6.000% 12/01/23......  Baa2      BBB+       1,654
   7,385    Douglas County,
              Colorado, School
              District Number 1,
              Douglas and Elbert
              Counties, GO, Series
              2001, (MBIA Insured,
              State Aid
              Withholding),
              5.250% 12/15/13......  Aaa       AAA        8,225
                                                     ----------
                                                         49,028
                                                     ----------
            CONNECTICUT -- 0.8%
   6,320    Connecticut State,
              Housing Finance
              Authority, Revenue,
              (Housing Mortgage
              Finance Program)
              Series 1997D-2, AMT,
              5.600% 11/15/21......  Aaa       AAA        6,621
   9,800    Stamford, Connecticut,
              Housing Authority,
              Multifamily Revenue
              Refunding, (Fairfield
              Apartments Project)
              Series 1998, AMT,
              Mandatory Put
              12/01/08 @ 100,
              4.750% 12/01/28......  Baa1      BBB+       9,766
                                                     ----------
                                                         16,387
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            DISTRICT OF COLUMBIA -- 0.7%
 $ 1,375    District Columbia,
              Revenue, (George
              University Project)
              Series 1988C, (MBIA
              Insured),
              4.850% 04/01/09......  Aaa       AAA   $    1,498
   2,000    District Columbia,
              Water and Sewer
              Authority, Public
              Utility Revenue,
              Series 1998, (FSA
              Insured),
              5.500% 10/01/11......  Aaa       AAA        2,280
   1,000    District of Columbia,
              Hospital Revenue
              Refunding, (Medlantic
              Healthcare Group
              Project) Series
              1997A, (MBIA
              Insured),
              6.000% 08/15/06......  Aaa       AAA        1,135
   1,350    District of Columbia,
              Hospital Revenue
              Refunding, (Medlantic
              Healthcare Group
              Project) Series
              1997A, (MBIA
              Insured),
              6.000% 08/15/07......  Aaa       AAA        1,559
   3,050    District of Columbia,
              Revenue, (Georgetown
              University Project)
              Series 1988C, (MBIA
              Insured),
              5.050% 04/01/11......  Aaa       AAA        3,313
   2,000    District of Columbia,
              Revenue, (The
              Smithsonian Institute
              Project) Series 1997,
              5.000% 02/01/17......  Aaa       AAA        2,096
   1,500    Metropolitan
              Washington, District
              of Columbia, Airport
              Revenue, Series
              1994A, AMT, (MBIA
              Insured),
              5.600% 10/01/06......  Aaa       AAA        1,602
                                                     ----------
                                                         13,483
                                                     ----------
            FLORIDA -- 5.1%
     440    Deerfield Beach,
              Florida, Water and
              Sewer Revenue
              Refunding, Series
              1992, (FGIC Insured),
              6.125% 10/01/03......  Aaa       AAA          450

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,700    Duval County, Florida,
              Housing Finance
              Authority,
              Multi-Family Housing
              Revenue Refunding,
              (United Dominion
              Realty
              Trust - Greentree
              Place Project) Series
              1995, Mandatory Put
              04/01/15 @ 100,
              6.750% 04/01/25......  Baa3      BBB-  $    2,825
   4,190    Escambia County,
              Florida, Housing
              Finance Authority,
              Single-Family
              Mortgage Revenue,
              Series 1999, AMT,
              (FNMA/GNMA COLL),
              4.500% 10/01/09......  Aaa       AAA        4,433
   2,500    Florida State, Board of
              Education, Capital
              Outlay Refunding GO,
              Series 1995D,
              4.750% 06/01/07......  Aa2       AA+        2,683
   3,990    Florida State, Board of
              Education, Capital
              Outlay Refunding GO,
              Series 1998B,
              5.250% 06/01/11......  Aa2       AA+        4,504
   3,035    Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO, Series
              1995A, Prerefunded
              01/01/05 @ 101,
              5.400% 01/01/06......  Aaa       AA+        3,276
   5,575    Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO, Series
              1996A,
              5.500% 06/01/06......  Aa2       AA+        6,204
   7,290    Florida State,
              Department of
              Transportation GO
              Refunding, Series
              2002,
              5.250% 07/01/13......  Aa2       AA+        8,223
   4,000    Florida State, Division
              of Bond Financing,
              Department of General
              Services Revenue,
              (Department of
              Natural
              Resources - Preservation
              2000 Project) Series
              1995A, (AMBAC
              Insured), Prerefunded
              07/01/05 @ 101,
              5.500% 07/01/06......  Aaa       AAA        4,401

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 7,440    Florida, Housing
              Finance Agency,
              Multi-Family Housing
              Revenue Refunding,
              (Altamonte Project)
              Series 1994C,
              Mandatory Put
              12/01/03 @ 100,
              7.000% 12/01/24......  Baa1      BBB+  $    7,560
   2,000    Florida, Housing
              Finance Agency,
              Multi-Family Housing
              Revenue Refunding,
              (United Dominion
              Realty
              Trust - Andover
              Project) Series
              1996E, AMT, Mandatory
              Put 05/01/08 @ 100,
              6.350% 05/01/26......  Baa1      BBB+       2,081
   4,695    Florida, Ports
              Financing Commission
              Revenue, State
              Transportation Trust
              Fund, Series 1996,
              (MBIA Insured),
              6.000% 06/01/06......  Aaa       AAA        5,243
   4,000    Jacksonville, Florida,
              Electric Authority,
              Revenue Refunding,
              (St. John River
              Project) Series
              1993-10,
              6.500% 10/01/03......  Aa2       AA         4,058
   2,500    Lakeland, Florida,
              Electrical and Water
              Revenue, Series 1996,
              Prerefunded 10/01/06
              @ 102,
              5.500% 10/01/26......  Aaa       AAA        2,860
   2,000    Lee County, Florida,
              Water and Sewer
              Revenue, Series
              1999A, (AMBAC
              Insured),
              4.750% 10/01/19......  Aaa       AAA        2,064
   1,000    Manatee County,
              Florida, Public
              Utilities Revenue
              Refunding, Series
              1991B, (MBIA
              Insured),
              6.400% 10/01/03......  Aaa       AAA        1,022
   5,000    Miami-Dade County,
              Florida, Aviation
              Revenue Refunding,
              Series 1998A, AMT,
              5.250% 10/01/07......  Aaa       AAA        5,537
   4,075    North Broward, Florida,
              Hospital District
              Revenue Refunding,
              Series 1997,
              5.250% 01/15/11......  Aaa       AAA        4,441

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,000    Orange County, Florida,
              Public Facilities
              Revenue, Series
              1994A, (AMBAC
              Insured),
              5.450% 10/01/05......  Aaa       AAA   $    2,155
   3,060    Orlando and Orange
              County, Florida,
              Expressway Authority,
              Revenue Refunding,
              Senior Lien, Series
              1993, (AMBAC
              Insured), Prerefunded
              07/01/03 @ 102,
              5.375% 07/01/08......  Aaa       AAA        3,154
   2,300    Orlando and Orange
              County, Florida,
              Expressway Authority,
              Revenue, Series 1988,
              (AMBAC Insured),
              7.625% 07/01/18......  Aaa       AAA        2,484
   1,000    Osceola County,
              Florida,
              Transportation
              Revenue, (Osceola
              Parkway Project)
              Series 1992, (MBIA
              Insured),
              5.850% 04/01/06......  Aaa       AAA        1,014
   1,000    Palm Beach County,
              Florida, Criminal
              Justice Facilities
              Revenue, Series 1994,
              (FGIC Insured),
              Prerefunded 06/01/04
              @ 102,
              5.850% 06/01/07......  Aaa       AAA        1,074
   7,000    Pinellas County,
              Florida, Housing
              Authority, Housing
              Revenue, (Affordable
              Housing Project),
              Series 2001, (FSA
              Insured),
              4.600% 12/01/10......  Aaa       AAA        7,560
   6,080    Tampa, Florida, Health
              Systems Revenue,
              (Catholic Health East
              Project) Series
              1998A-1, (MBIA
              Insured),
              5.500% 11/15/13......  Aaa       AAA        6,936
   4,000    Tampa, Florida, Health
              Systems Revenue,
              (Catholic Health East
              Project) Series
              1998A-1, (MBIA
              Insured),
              5.500% 11/15/14......  Aaa       AAA        4,569

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $ 2,000    Tampa, Florida, Water
              and Sewer Revenue,
              Series 1987,
              6.800% 10/01/07......  Aaa       AAA   $    2,243
                                                     ----------
                                                        103,054
                                                     ----------
            GEORGIA -- 1.1%
   3,500    Cartersville, Georgia,
              Development
              Authority, Sewer
              Facilities Revenue
              Refunding,
              (Anheuser-Busch
              Companies, Inc.
              Project) Series 1997,
              AMT,
              5.625% 05/01/09......  A1        A+         3,885
   5,635    DeKalb County, Georgia,
              Special Recreation
              Tax District, GO,
              Series 2001,
              5.000% 12/01/13......  Aaa       AA+        6,302
   5,000    Fulton and DeKalb
              Counties, Georgia,
              Hospital Authority,
              GO Refunding
              Certificates, (Grady
              Memorial Hospital
              Project) Series 1993,
              (MBIA Insured),
              5.250% 01/01/04......  Aaa       AAA        5,150
   1,105    Fulton County, Georgia,
              Development
              Authority, Revenue,
              (Clark Atlanta
              University Project)
              Series 1995, (CONNIE
              LEE Insured),
              5.100% 01/01/05......  Aaa       AAA        1,175
   1,000    Georgia State, GO,
              Series 1991C,
              6.500% 04/01/04......  Aaa       AAA        1,054
   4,400    Georgia State, GO,
              Series 1997C,
              6.250% 08/01/09......  Aaa       AAA        5,246
                                                     ----------
                                                         22,812
                                                     ----------
            HAWAII -- 1.3%
   1,000    Hawaii State,
              Department Budget and
              Finance Special
              Purpose Revenue,
              (Kapiolani Health
              Care Systems Project)
              Series 1993,
              6.400% 07/01/13......  Baa1      BBB+       1,023
   2,000    Hawaii State, GO
              Refunding, Series
              1997, (FGIC Insured),
              5.000% 03/01/04......  Aaa       AAA        2,071

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            HAWAII -- (CONTINUED)
 $13,745    Hawaii State, GO,
              Series 2001CV (FGIC
              Insured),
              5.500% 08/01/09......  Aaa       AAA   $   15,729
   4,680    Honolulu City and
              County, Hawaii, GO
              Refunding, Series
              1990A,
              7.350% 07/01/04......  Aa3       AA-        5,022
   2,500    Honolulu City and
              County, Hawaii, GO
              Refunding, Series
              1990A,
              7.350% 07/01/07......  Aa3       AA-        2,984
                                                     ----------
                                                         26,829
                                                     ----------
            IDAHO -- 0.0%+
     165    Idaho, Housing Agency,
              Single Family
              Mortgage Revenue,
              Series 1990A, (FHA/VA
              Mortgages),
              7.500% 07/01/24......  Aa2       AA           167
                                                     ----------
            ILLINOIS -- 8.9%
   2,370    Chicago, Illinois,
              Board of Education
              GO, Series 1997,
              (AMBAC Insured),
              5.250% 12/01/05......  Aaa       AAA        2,596
   5,195    Chicago, Illinois, City
              Colleges Chicago
              Capital Improvement,
              GO, Series 1999,
              (FGIC Insured),
              6.000% 01/01/11......  Aaa       AAA        6,004
   1,000    Chicago, Illinois,
              Emergency Telephone
              Systems, GO, Series
              1998, (FGIC Insured),
              5.550% 01/01/08......  Aaa       AAA        1,138
   2,000    Chicago, Illinois,
              Equipment Notes, GO,
              Series 1998, (FGIC
              Insured),
              5.000% 01/01/08......  Aaa       AAA        2,213
   5,650    Chicago, Illinois, GO
              Refunding, Series
              1999, (FGIC Insured),
              5.000% 01/01/15......  Aaa       AAA        6,033
   7,540    Chicago, Illinois, GO
              Refunding, Series
              1999, (FGIC Insured),
              5.250% 01/01/18......  Aaa       AAA        8,377
  10,000    Chicago, Illinois, GO
              Refunding, Series
              1999A, (FGIC
              Insured),
              5.000% 01/01/08......  Aaa       AAA       11,066

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 5,975    Chicago, Illinois,
              Housing Authority,
              Capital Program
              Revenue, Series 2001,
              5.250% 07/01/12......  Aa3       AA    $    6,543
   5,000    Chicago, Illinois,
              Housing Authority,
              Capital Program
              Revenue, Series 2001,
              5.375% 07/01/13......  Aa3       AA         5,428
   1,500    Chicago, Illinois,
              Metropolitan Water
              Reclamation District,
              Greater Chicago GO
              Refunding, Series
              1993,
              5.250% 12/01/04......  Aaa       AA+        1,597
   1,000    Chicago, Illinois,
              Metropolitan Water
              Reclamation District,
              Greater Chicago,
              Capital Improvement
              Bonds GO, Series
              1991,
              6.750% 01/01/04......  Aaa       AA+        1,042
   5,640    Chicago, Illinois,
              O'Hare International
              Airport Revenue
              Refunding, Series
              1993C, (MBIA
              Insured),
              5.000% 01/01/11......  Aaa       AAA        6,190
  10,000    Chicago, Illinois,
              O'Hare International
              Airport Revenue
              Refunding, Series
              1999, (AMBAC
              Insured),
              5.500% 01/01/12......  Aaa       AAA       10,875
  10,200    Chicago, Illinois, Park
              District, GO, Series
              1995,
              6.600% 11/15/14......  Aa3       AA        11,406
   1,135    Chicago, Illinois, Park
              District, GO, Series
              1997, (AMBAC
              Insured),
              5.250% 01/01/09......  Aaa       AAA        1,250
   1,195    Chicago, Illinois, Park
              District, GO, Series
              1997, (AMBAC
              Insured),
              5.250% 01/01/10......  Aaa       AAA        1,323
   1,260    Chicago, Illinois, Park
              District, GO, Series
              1997, (AMBAC
              Insured),
              5.250% 01/01/11......  Aaa       AAA        1,382

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,325    Chicago, Illinois, Park
              District, GO, Series
              1997, (AMBAC
              Insured),
              5.250% 01/01/12......  Aaa       AAA   $    1,453
   1,000    Chicago, Illinois,
              Public Building
              Commission Revenue,
              Chicago Transit
              Authority, Series
              1995, (AMBAC
              Insured), Prerefunded
              01/01/05 @ 100,
              6.600% 01/01/15......  Aaa       AAA        1,091
   1,160    Chicago, Illinois,
              School Finance
              Authority, GO, Series
              1994A, (MBIA
              Insured),
              4.900% 06/01/05......  Aaa       AAA        1,230
   2,000    Chicago, Illinois,
              Water Revenue
              Refunding, Series
              1992, (AMBAC
              Insured),
              5.600% 11/01/04......  Aaa       AAA        2,047
   1,490    Chicago, Illinois,
              Water Revenue
              Refunding, Series
              1993, (FGIC Insured),
              5.100% 11/01/08......  Aaa       AAA        1,673
   2,100    Cook and Lake Counties,
              Illinois, Northwest
              Water Commission,
              Water Revenue, Series
              1993, (MBIA Insured),
              Prerefunded 5/01/03 @
              100,
              5.000% 05/01/08......  Aaa       AAA        2,107
   1,000    Cook County, Illinois,
              Capital Improvement
              GO, Series 1996,
              (FGIC Insured),
              5.400% 11/15/07......  Aaa       AAA        1,115
   2,000    Cook County, Illinois,
              Community College
              District Number 508,
              Certificates of
              Participation, Series
              1990, (FGIC Insured),
              8.750% 01/01/07......  Aaa       AAA        2,454
   2,265    Cook County, Illinois,
              School District
              Number 135, GO
              Refunding, Series
              1995, (FGIC Insured),
              5.450% 12/01/08......  Aaa       AAA        2,529

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 2,350    Cook County, Illinois,
              School District
              Number 135, GO
              Refunding, Series
              1995, (FGIC Insured),
              5.550% 12/01/09......  Aaa       AAA   $    2,615
   1,145    Du Page County,
              Illinois, School
              District, GO, Series
              1997, (FGIC Insured),
              6.750% 02/01/11......  Aaa       AAA        1,393
   6,850    Illinois State, GO,
              Series 2000,
              Prerefunded 06/01/10
              @ 100,
              5.750% 06/01/15......  Aaa       AAA        7,965
  10,000    Illinois State, GO,
              Series 2002, (FSA
              Insured),
              5.375% 12/01/13......  Aaa       AAA       11,300
   5,025    Illinois, Development
              Financial Authority,
              Solid Waste Disposal
              Revenue, (Waste
              Management Inc.
              Project) Series 1997,
              AMT,
              5.050% 01/01/10......  Baa2      BBB        5,053
   1,400    Illinois, Educational
              Facilities Authority,
              Revenue Refunding,
              (University of
              Chicago Project)
              Series 1993C,
              5.000% 07/01/06......  Aa1       AA         1,441
   1,030    Illinois, Educational
              Facilities Authority,
              Revenue, (Shedd
              Aquarium Society
              Project) Series 1997,
              (AMBAC Insured),
              5.150% 07/01/09......  Aaa       AAA        1,147
   1,025    Illinois, Educational
              Facilities Authority,
              Revenue, (Shedd
              Aquarium Society
              Project) Series 1997,
              (AMBAC Insured),
              5.250% 07/01/10......  Aaa       AAA        1,142
   1,145    Illinois, Educational
              Facilities Authority,
              Revenue, (Shedd
              Aquarium Society
              Project) Series 1997,
              (AMBAC Insured),
              5.300% 07/01/11......  Aaa       AAA        1,271

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 3,000    Illinois, Educational
              Facilities Authority,
              Revenue, (University
              of Chicago Project)
              Series 1998B,
              Mandatory Put
              07/01/04 @ 100,
              4.400% 07/01/25......  Aa1       AA    $    3,110
     635    Illinois, Health
              Facilities Authority,
              Revenue, (Franciscan
              Sisters Health Care
              Hospital) Series
              1994A, (MBIA
              Insured),
              6.500% 09/01/05......  Aaa       AAA          711
   6,320    Illinois, Health
              Facilities Authority,
              Revenue, (Highland
              Park Hospital
              Project) Series
              1991B, (FGIC
              Insured), Prerefunded
              10/01/07 @ 102,
              5.900% 10/01/12......  Aaa       AAA        7,425
   1,400    Illinois, Health
              Facilities Authority,
              Revenue,
              (Northwestern
              Memorial Hospital)
              Series 1994A,
              5.300% 08/15/03......  Aa2       AA+        1,420
   1,700    Illinois, Health
              Facilities Authority,
              Revenue,
              (Northwestern
              Memorial Hospital)
              Series 1994A,
              5.400% 08/15/04......  Aa2       AA+        1,786
   2,400    Illinois, Metropolitan
              Pier and Exposition
              Authority, Revenue,
              Series 1992, (MBIA-
              IBC Insured),
              6.500% 06/01/05......  Aaa       AAA        2,652
   1,580    Illinois, Metropolitan
              Pier and Exposition
              Authority, Revenue,
              Series 1996A, (AMBAC
              Insured),
              6.000% 12/15/06......  Aaa       AAA        1,809
   6,985    Illinois, Northwest
              Municipal Junction
              Action, Water Agency
              and Supply Systems
              Revenue, Series 1997,
              (MBIA Insured),
              5.125% 05/01/11......  Aaa       AAA        7,654

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,670    Illinois, University
              Housing and Auxiliary
              Facilities Systems
              Revenue, Series 1996,
              (MBIA Insured),
              5.000% 10/01/07......  Aaa       AAA   $    1,847
   1,210    Kane County, Illinois,
              Public Building
              Commission, Community
              College Facilities
              Revenue Refunding,
              (Elgin Community
              College 509 Project)
              Series 1993A, (FGIC
              Insured), Prerefunded
              6/01/03 @ 100,
              5.300% 12/01/08......  Aaa       AAA        1,218
   1,120    Kane County, Illinois,
              Public Building
              Commission, Community
              College Facilities
              Revenue Refunding,
              (Elgin Community
              College 509 Project)
              Series 1993A, (FGIC
              Insured), Prerefunded
              6/01/03 @ 100,
              5.300% 12/01/07......  Aaa       AAA        1,128
   1,000    Lake County, Illinois,
              Warren Township High
              School District
              Number 121 Gurnee, GO
              Refunding, Series
              1995, (FGIC Insured),
              5.050% 01/01/07......  Aaa       AAA        1,078
   1,005    McLean County,
              Illinois, School
              District Number 087
              Bloomington, GO,
              Series 1993,
              5.000% 02/01/04......  Aa2       AA         1,017
   3,300    Regional Transportation
              of Illinois
              Authority, Revenue,
              Series 1994A, (AMBAC
              Insured),
              5.800% 06/01/05......  Aaa       AAA        3,528
   1,750    Regional Transportation
              of Illinois
              Authority, Series
              1994C, (FGIC Insured,
              GO of Authority),
              7.750% 06/01/11......  Aaa       AAA        2,269

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,800    Southern Illinois
              University, Housing
              and Auxiliary
              Facilities Systems
              Revenue, Series
              1996A, (MBIA
              Insured),
              5.100% 04/01/05......  Aaa       AAA   $    1,927
   2,250    Springfield, Illinois,
              Electric Revenue,
              Senior Lien, Series
              1991,
              6.500% 03/01/07......  Aa3       A+         2,594
   1,000    Waukegan, Illinois, GO,
              Series 1992, (MBIA
              Insured), Prerefunded
              6/30/03 @ 100,
              6.550% 12/30/05......  Aaa       AAA        1,014
                                                     ----------
                                                        177,676
                                                     ----------
            INDIANA -- 2.6%
   1,685    Carmel, Indiana, High
              School Building
              Corporation,
              Refunding Revenue,
              Series 1994, (MBIA
              Insured, State Aid
              Withholding),
              5.250% 07/15/09......  Aaa       AAA        1,800
   2,500    Columbus, Indiana, Four
              Star School Building
              Revenue, Series 1995,
              (MBIA Insured, State
              Aid Withholding),
              5.700% 01/15/08......  Aaa       AAA        2,774
   1,575    Hamilton County,
              Indiana, County
              Option Income Tax
              Revenue, Series 1998,
              (FSA Insured),
              5.250% 07/10/12......  Aaa       AAA        1,741
   1,140    Hamilton, Southeastern
              Indiana, North Del
              School Building
              Corporation, Revenue,
              Series 1996, (AMBAC
              Insured, State Aid
              Withholding),
              5.300% 07/15/11......  Aaa       AAA        1,265
   1,385    Hamilton, Southeastern
              Indiana, Consolidated
              School Building
              Corporation, Revenue,
              Series 1995, (AMBAC
              Insured, State Aid
              Withholding),
              Prerefunded 07/15/05
              @ 102,
              5.750% 07/15/09......  Aaa       AAA        1,547

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 3,170    Hamilton, Southeastern
              Indiana, Consolidated
              School Building
              Corporation, Revenue,
              Series 1996, (AMBAC
              Insured, State Aid
              Withholding),
              5.500% 01/15/12......  Aaa       AAA   $    3,493
   6,000    Indiana State,
              Development Finance
              Authority, PCR
              Refunding, (Southern
              Indiana Gas and
              Electric Project)
              Series 1998C, AMT,
              Mandatory Put
              03/01/06 @ 100,
              5.000% 03/01/30......  A2        BBB+       6,268
   1,100    Indiana, Bond Bank
              Revenue, (State
              Revolving Fund
              Project) Series
              1995A,
              6.875% 02/01/12......  Aaa       AAA        1,223
   4,390    Indiana, Health
              Facilities Financing
              Authority, Hospital
              Revenue, (Clarian
              Health Partners, Inc.
              Project) Series
              1996A,
              5.000% 02/15/04......  Aa3       AA         4,520
   2,880    Indiana, Health
              Facilities Financing
              Authority, Hospital
              Revenue, (Methodist
              Hospital of Indiana,
              Inc. Project) Series
              1992A, (Escrowed to
              Maturity),
              5.750% 09/01/15......  Aa3       AA-        2,947
   1,035    Indiana, Ivy Tech State
              College Revenue,
              Series 1997E, (AMBAC
              Insured),
              5.000% 07/01/07......  Aaa       AAA        1,145
   1,000    Indiana, Ivy Tech State
              College Revenue,
              Series 1997E, (AMBAC
              Insured),
              5.050% 07/01/09......  Aaa       AAA        1,097
   1,000    Indiana, Transportation
              Financing Authority,
              Highway Revenue,
              Series 1998A, (MBIA
              Insured),
              5.250% 12/01/13......  Aaa       AAA        1,106

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 1,500    Indiana, Transportation
              Financing Authority,
              Highway Revenue,
              Series 1998A, (MBIA
              Insured),
              5.250% 12/01/14......  Aaa       AAA   $    1,653
   1,000    Indiana, University of
              Indiana Revenue,
              Series 1998K,
              Prerefunded 08/01/05
              @ 102,
              5.800% 08/01/11......  Aa2       AA         1,120
   1,000    Indiana, University of
              Indiana Revenue,
              Series 1998K,
              Prerefunded 08/01/05
              @ 102,
              5.900% 08/01/12......  Aa2       AA         1,122
   1,520    Indiana, University of
              Indiana Revenue,
              Series 1998L,
              5.000% 08/01/09......  Aa2       AA         1,661
   2,510    Indiana, University of
              Indiana Revenue,
              Series 1998L,
              5.000% 08/01/10......  Aa2       AA         2,702
   1,360    Indianapolis, Indiana,
              Airport Authority,
              Revenue Refunding,
              Series 1996A, (FGIC
              Insured),
              5.000% 07/01/04......  Aaa       AAA        1,422
     315    Indianapolis, Indiana,
              Local Public
              Improvement Bond Bank
              Revenue, Series
              1993A,
              5.550% 01/10/06......  Aaa       AAA          322
   1,000    Marion County, Indiana,
              Hospital Authority,
              Hospital Facilities
              Revenue, (Community
              Hospital Indianapolis
              Project) Series 1983,
              6.000% 05/01/04......  Aaa       AAA        1,027
   1,140    Pike Township,
              Indianapolis, School
              Building Corporation,
              Refunding Revenue,
              Series 1993, (State
              Aid Withholding),
              4.800% 08/01/05......  A1        AA         1,165
   1,000    Plymouth, Indiana,
              Multi School Building
              Refunding Revenue,
              Series 1995, (MBIA
              Insured, State Aid
              Withholding),
              5.550% 07/01/09......  Aaa       AAA        1,095

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 1,005    Shelby County, Indiana,
              Jail Building
              Corporation,
              Refunding Revenue,
              Series 1996, (MBIA
              Insured),
              5.300% 07/15/07......  Aaa       AAA   $    1,105
   1,045    Shelby County, Indiana,
              Jail Building
              Corporation,
              Refunding Revenue,
              Series 1996, (MBIA
              Insured),
              5.400% 07/15/08......  Aaa       AAA        1,163
     375    St. Joseph County,
              Indiana, Hospital
              Authority, Hospital
              Facilities Revenue,
              (St. Joseph Hospital
              South Bend) Series
              1979,
              8.500% 12/01/04......  Aaa       AAA          405
   1,000    Tippecanoe County,
              Indiana, School
              Building Corporation,
              Revenue, Series 1994,
              (MBIA Insured, State
              Aid Withholding),
              Prerefunded 01/15/04
              @ 102,
              5.800% 07/15/09......  Aaa       AAA        1,057
   1,085    Westfield, Indiana,
              Housing Building
              Corporation,
              Refunding Revenue,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.100% 01/05/12......  Aaa       AAA        1,182
   1,185    Westfield, Indiana,
              Housing Building
              Corporation,
              Refunding Revenue,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.100% 07/05/12......  Aaa       AAA        1,297
   1,745    Westfield, Indiana,
              Housing Building
              Corporation,
              Refunding Revenue,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.250% 01/05/14......  Aaa       AAA        1,912
                                                     ----------
                                                         52,336
                                                     ----------

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            IOWA -- 0.6%
 $ 9,650    Iowa, Student Loan
              Liquidity
              Corporation, Student
              Loan Revenue
              Refunding, Series
              1998J, AMT, (AMBAC
              Insured),
              4.800% 06/01/09......  Aaa       AAA   $   10,271
   1,000    Polk County, Iowa, GO
              Refunding, Series
              1993, (FGIC Insured),
              5.100% 12/01/03......  Aaa       AAA        1,027
                                                     ----------
                                                         11,298
                                                     ----------
            KANSAS -- 1.1%
   5,000    Kansas State,
              Department of
              Transportation,
              Highway Revenue,
              Series 1992,
              7.250% 03/01/05......  Aa2       AAA        5,545
   5,000    Kansas State,
              Development Finance
              Authority, Revenue,
              (Board of Regents -
              Rehabilitation
              Project) Series
              1997G-2, (AMBAC
              Insured),
              5.500% 10/01/06......  Aaa       AAA        5,619
   4,500    Kansas State,
              Development Finance
              Authority, Revenue,
              Series 1998A,
              4.800% 06/01/13......  A3        A-         4,730
   2,175    Labette County, Kansas,
              Single-Family
              Mortgage Revenue,
              Zero Coupon Capital
              Accumulator Bonds,
              Series 1982,
              (Escrowed to
              Maturity),
              4.320%& 12/01/14.....  Aaa       A-         1,321
   5,000    Wichita, Kansas,
              Hospital Revenue
              Refunding, Series
              2001-III,
              6.250% 11/15/18......  A1        A+         5,570
                                                     ----------
                                                         22,785
                                                     ----------
            KENTUCKY -- 0.2%
     180    Kentucky State,
              Turnpike Authority,
              Toll Road Revenue,
              Series 1986A,
              Prerefunded 07/01/06
              @ 100,
              5.500% 07/01/07......  Aa3       A+           199
   3,625    Kentucky, Housing
              Corporation Revenue,
              Series 1993B, (FHA/
              VA/FNMA Mortgages),
              4.850% 07/01/04......  Aaa       AAA        3,766
                                                     ----------
                                                          3,965
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            LOUISIANA -- 0.1%
 $ 1,740    Jefferson Parish,
              Louisiana, Home
              Mortgage Authority,
              Series 1995A, (GNMA/
              FNMA Insured),
              6.200% 12/01/20......  Aaa       AAA   $    1,843
     380    Louisiana, Public
              Facilities Authority,
              Revenue, Single
              Family Mortgage
              Public, Series 1991A,
              (POOL Insured),
              7.375% 10/01/12......  Aa2       AA           388
                                                     ----------
                                                          2,231
                                                     ----------
            MAINE -- 0.1%
   2,000    Maine, Municipal Bond
              Bank Revenue
              Refunding, Series
              1993A, (GO of Bond
              Bank), Prerefunded
              06/01/03 @ 102,
              5.300% 11/01/06......  Aa1       AAA        2,054
                                                     ----------
            MARYLAND -- 1.0%
   1,500    Baltimore, Maryland,
              Port Facilities
              Revenue, (E.I. duPont
              de Nemours and
              Company Project)
              Series 1985,
              6.500% 12/01/10......  Aa3       AA-        1,552
  10,925    Maryland State,
              Transportation
              Department Revenue,
              Series 2002,
              5.500% 02/01/10......  Aa2       AA        12,441
      35    Prince Georges County,
              Maryland, Solid Waste
              Management System
              Revenue, Series 1993,
              (FSA Insured),
              Prerefunded 06/15/03
              @ 102,
              5.200% 06/15/06......  Aaa       AAA           36
   3,465    Prince Georges County,
              Maryland, Solid Waste
              Management System
              Revenue, Unrefunded
              Balance, Series 1993,
              5.200% 06/15/06......  Aaa       AAA        3,563

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $ 2,500    Washington County,
              Maryland, Suburban
              Sanitation District
              Authority, Water
              Supply GO Refunding,
              Series 1993,
              4.900% 12/01/05......  Aaa       AAA        2,611
                                                     ----------
                                                         20,203
                                                     ----------

            MASSACHUSETTS -- 2.7%
   3,000    Massachusetts Bay,
              Transportation
              Authority, Revenue
              Refunding, Series
              1993A, (MBIA-IBC
              Insured, GO of
              Authority, State
              GTD),
              5.500% 03/01/09......  Aaa       AAA   $    3,412
  11,840    Massachusetts State, GO
              Refunding, Series
              1993C, (AMBAC
              Insured), Prerefunded
              08/01/03 @ 102,
              4.950% 08/01/05......  Aaa       AAA       12,230
   5,000    Massachusetts State, GO
              Refunding, Series
              1993C, Prerefunded
              08/01/03 @ 102,
              5.000% 08/01/07......  Aa2       AA-        5,165
   8,000    Massachusetts State, GO
              Refunding, Series
              1996A,
              5.000% 11/01/09......  Aa2       AA-        8,884
   6,800    Massachusetts State,
              Industrial Financing
              Agency, Recovery
              Revenue, (Ogden
              Haverhill Project)
              Series 1998A,
              5.350% 12/01/10......  Baa2      BBB        6,505
   1,000    Massachusetts State,
              Industrial Financing
              Agency, Revenue,
              (Babson College Issue
              Project) Series
              1998A, (MBIA
              Insured),
              5.000% 10/01/18......  Aaa       AAA        1,049
   3,025    Massachusetts,
              Educational Financing
              Authority, Education
              Loan Revenue
              Refunding, Series
              1999A, (AMBAC
              Insured),
              4.100% 07/01/05......  Aaa       AAA        3,172

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MASSACHUSETTS -- (CONTINUED)
 $ 3,260    Massachusetts,
              Educational Financing
              Authority,
              Educational Loan
              Revenue Refunding,
              Series 1999A, AMT,
              (AMBAC Insured),
              4.750% 07/01/11......  Aaa       AAA   $    3,436
   3,130    Massachusetts,
              Educational Financing
              Authority,
              Educational Revenue,
              Series 1998C, AMT,
              (MBIA Insured),
              4.600% 12/01/08......  Aaa       AAA        3,378
   2,780    Massachusetts,
              Educational Financing
              Authority,
              Educational Revenue,
              Series 1998C, AMT,
              (MBIA Insured),
              4.700% 12/01/09......  Aaa       AAA        2,978
   2,000    Massachusetts,
              University of Lowell
              Building Authority,
              Revenue, Series
              1995A, (AMBAC
              Insured),
              5.700% 11/01/09......  Aaa       AAA        2,241
   2,000    New England Education
              Loan Marketing
              Company of
              Massachusetts,
              Student Loan Revenue
              Refunding, Series
              1993A, AMT,
              5.700% 07/01/05......  Aa2       AA         2,161
                                                     ----------
                                                         54,611
                                                     ----------
            MICHIGAN -- 2.3%
   1,895    Chippewa Valley,
              Michigan, Schools
              Refunding GO, Series
              1994, (FGIC Q-SBLF
              Insured),
              5.000% 05/01/08......  Aaa       AAA        2,005
   1,000    Chippewa Valley,
              Michigan, Schools
              Refunding GO, Series
              1994, (FGIC Q-SBLF
              Insured),
              5.100% 05/01/09......  Aaa       AAA        1,059
   7,500    Detroit, Michigan,
              Convention
              Facilities, Revenue
              Refunding, (Cobo Hall
              Expansion Project)
              Series 1993, (FSA
              Insured),
              5.100% 09/30/04......  Aaa       AAA        7,925

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 2,000    Detroit, Michigan, GO
              Refunding, Series
              1995B,
              7.000% 04/01/04......  Baa1      A-    $    2,104
   1,000    Detroit, Michigan,
              Water Supply Systems
              Refunding Revenue,
              Series 1995B, (MBIA
              Insured),
              5.300% 07/01/09......  Aaa       AAA        1,132
   1,205    Grand Rapids, Michigan,
              Building Authority,
              Revenue, Series 1998,
              5.000% 04/01/12......  Aa2       AA         1,331
   1,000    Grand Rapids, Michigan,
              Building Authority,
              Revenue, Series 1998,
              5.000% 04/01/13......  Aa2       AA         1,104
   1,415    Grand Rapids, Michigan,
              Building Authority,
              Revenue, Series 1998,
              5.000% 04/01/14......  Aa2       AA         1,562
   5,000    Michigan State,
              Hospital Finance
              Authority, Revenue,
              (Ascension Health
              Credit Project)
              Series 1999A,
              Prerefunded 11/15/09
              @ 101,
              5.750% 11/15/18......  Aaa       AAA        5,900
   7,000    Michigan State,
              Hospital Finance
              Authority, Revenue,
              (Ascension Health
              Credit Project)
              Series 1999B,
              Mandatory Put
              11/15/04 @ 100,
              5.050% 11/15/33......  Aa2       AA         7,385
   4,000    Michigan, Greater
              Detroit Resource
              Recovery Authority,
              Revenue Refunding,
              Series 1996A, (AMBAC
              Insured),
              5.500% 12/13/03......  Aaa       AAA        4,119
   2,000    Michigan, Higher
              Education Student
              Loan Revenue
              Refunding, Series
              1993-XII, (AMBAC
              Insured, GTD STD
              LNS),
              5.000% 10/01/04......  Aaa       AAA        2,072

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 1,000    Pinckney, Michigan,
              Community Schools
              Refunding GO, Series
              1993, (FGIC Q-SBLF
              Insured), Prerefunded
              05/01/03 @ 102,
              5.000% 05/01/07......  Aaa       AAA   $    1,023
   3,195    Royal Oak, Michigan,
              Hospital Financing
              Authority, Hospital
              Revenue, (William
              Beaumont Hospital
              Project) Series 1997,
              3.640%& 11/15/07.....  Aa3       AA-        2,705
   2,000    Royal Oak, Michigan,
              Hospital Financing
              Authority, Hospital
              Revenue, (William
              Beaumont Hospital
              Project) Series
              1997K,
              3.180%& 11/15/06.....  Aa3       AA-        1,784
   1,850    South Lake, Michigan,
              Schools GO, Series
              1997, (FGIC Q-SBLF
              Insured),
              5.250% 05/01/12......  Aaa       AAA        2,040
   1,000    Van Dyke, Michigan,
              Public Schools
              Refunding GO, Series
              1996, (FGIC Q-SBLF
              Insured),
              5.100% 05/01/09......  Aaa       AAA        1,102
   1,000    Ypsilanti, Michigan,
              School District
              Refunding, Series
              1996, (FGIC-Q-SBLF
              Insured), Prerefunded
              05/01/07 @ 100,
              5.400% 05/01/09......  Aaa       AAA        1,128
                                                     ----------
                                                         47,480
                                                     ----------
            MINNESOTA -- 0.8%
   4,600    Minneapolis and St.
              Paul, Minnesota,
              MetroAirport
              Commission Airport
              Revenue, AMT, Series
              1999B, (FGIC
              Insured),
              5.000% 01/01/07......  Aaa       AAA        4,990
   6,285    Minneapolis and St.
              Paul, Minnesota,
              MetroAirport
              Commission Airport
              Revenue, Series
              2001D, AMT, (FGIC
              Insured),
              5.750% 01/01/13......  Aaa       AAA        6,923

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MINNESOTA -- (CONTINUED)
 $ 2,000    Minneapolis, Minnesota,
              Special School
              District Number 001,
              GO, Series 1997, (SD
              Credit Program),
              5.000% 02/01/05......  Aa1       AA+   $    2,130
   2,150    Southern Minnesota
              Municipal Power
              Agency, Power Supply
              Systems Revenue,
              Refunded Balance,
              Series 1992B,
              5.800% 01/01/07......  Aaa       AAA        2,201
                                                     ----------
                                                         16,244
                                                     ----------
            MISSISSIPPI -- 0.5%
   7,000    Mississippi State, GO
              Refunding, Series
              2000,
              5.000% 12/01/08......  Aa3       AA         7,864
   1,000    Mississippi State,
              University
              Educational Building
              Corporation, Revenue,
              Series 1998, (AMBAC
              Insured),
              5.250% 08/01/12......  Aaa       AAA        1,106
   1,000    Mississippi State,
              University
              Educational Building
              Corporation, Revenue,
              Series 1998, (MBIA
              Insured),
              5.250% 08/01/13......  Aaa       AAA        1,103
                                                     ----------
                                                         10,073
                                                     ----------
            MISSOURI -- 0.3%
   1,590    Kansas City, Missouri,
              Water Revenue, Series
              1994,
              5.900% 12/01/05......  Aa3       AA         1,703
   2,980    Missouri State,
              Environmental
              Improvement and
              Energy Resource
              Authority, PCR
              Refunding,
              (Associated
              Electrical
              Cooperation - Thomas
              Hill Project ) Series
              1996,
              5.500% 12/01/05......  A1        AA         3,256
   2,000    Missouri State, Health
              and Educational
              Facilities Authority,
              Health Facilities
              Revenue, (BJC Health
              Systems Project)
              Series 1994A,
              5.900% 05/15/04......  Aa3       AA-        2,105
                                                     ----------
                                                          7,064
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            MONTANA -- 0.2%
 $ 4,000    Montana State, Board
              Inventory Payroll Tax
              Revenue, (Workers
              Compensation Project)
              Series 1991, (MBIA
              Insured),
              6.750% 06/01/07......  Aaa       AAA   $    4,653
                                                     ----------
            NEBRASKA -- 0.1%
     805    Lincoln, Nebraska,
              Electric Systems
              Revenue, Series 1993,
              Prerefunded 09/01/03
              @ 102,
              5.000% 09/01/06......  Aa2       AA           834
     195    Lincoln, Nebraska,
              Electric Systems
              Revenue, Series
              1993A, Unrefunded
              Balance,
              5.000% 09/01/06......  Aa2       AA           202
                                                     ----------
                                                          1,036
                                                     ----------
            NEVADA -- 1.5%
   1,500    Clark County, Nevada,
              Las Vegas Convention
              and Visitors GO,
              Series 1993, (MBIA
              Insured),
              5.100% 07/01/06......  Aaa       AAA        1,529
   1,365    Clark County, Nevada,
              Passenger Facility
              Charge Revenue, Las
              Vegas/McCarran
              International
              Airport, Series
              1995A, (MBIA
              Insured),
              5.750% 07/01/08......  Aaa       AAA        1,501
   6,175    Clark County, Nevada,
              School District, GO
              Refunding, Series
              1993B, (FGIC
              Insured), Prerefunded
              05/01/03 @ 101,
              5.375% 05/01/05......  Aaa       AAA        6,259
   8,895    Clark County, Nevada,
              School District, GO
              Refunding, Series
              2001C, (FGIC
              Insured),
              5.375% 06/15/13......  Aaa       AAA       10,101
   1,180    Henderson, Nevada,
              Series 1997A, (MBIA
              Insured),
              5.100% 06/01/08......  Aaa       AAA        1,305
   1,000    Nevada State, GO
              Refunding, (New
              Municipal Bond Bank
              Project) Series
              1987C,
              7.625% 11/01/03......  Aaa       AAA        1,025

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            NEVADA -- (CONTINUED)
 $ 6,570    Nevada State, GO,
              Series 1998A,
              5.250% 05/15/16......  Aa2       AA    $    7,149
   1,350    Washoe County, Nevada,
              GO Refunding, (Reno/
              Sparks Convention
              Project) Series 1995,
              (MBIA Insured),
              5.375% 07/01/08......  Aaa       AAA        1,473
                                                     ----------
                                                         30,342
                                                     ----------
            NEW JERSEY -- 1.7%
   5,000    New Jersey State, GO
              Refunding, Series
              2001H,
              5.250% 07/01/14......  Aa2       AA         5,639
   3,340    New Jersey State,
              Housing and Mortgage
              Finance Agency,
              Revenue, (Home Buyer
              Project) Series 1999,
              AMT,
              5.300% 04/01/08......  Aaa       AAA        3,644
   3,440    New Jersey State,
              Housing and Mortgage
              Finance Agency,
              Revenue, (Home Buyer
              Project) Series 1999,
              AMT,
              5.400% 04/01/09......  Aaa       AAA        3,741
  10,000    New Jersey State,
              Transportation Trust
              Fund Authority,
              Transportation
              Systems Revenue,
              Series 1997A,
              5.000% 06/15/14......  Aa3       AA-       10,746
   3,840    New Jersey State,
              Transportation Trust
              Fund Authority,
              Transportations
              System Revenue,
              Unrefunded Balance,
              Series 1995A, (MBIA
              Insured),
              5.500% 06/15/11......  Aaa       AAA        4,214
   2,265    New Jersey State,
              Turnpike Authority,
              Revenue Refunding,
              Series 1972G,
              5.750% 01/01/09......  Aaa       AAA        2,523
   5,000    New Jersey, Tobacco
              Settlement Financing
              Corporation, Revenue,
              Series 2003,
              6.750% 06/01/39......  A1        A          4,506
                                                     ----------
                                                         35,013
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            NEW MEXICO -- 1.9%
 $ 3,000    Bernalillo County, New
              Mexico, Gross
              Receipts Tax Revenue
              Refunding, Series
              1998,
              5.250% 04/01/27......  Aa3       AA    $    3,225
  13,500    Lordburg, New Mexico,
              PCR Refunding,
              (Phelps Dodge
              Corporation Project)
              Series 1993,
              6.500% 04/01/13......  Baa3      BBB-      13,297
   6,000    New Mexico State,
              Highway Community Tax
              Revenue, Series
              2000A,
              6.000% 06/15/10......  Aa2       AA+        7,048
     930    New Mexico, Mortgage
              Finance Authority,
              Single Family
              Mortgage Revenue,
              Series 1997C-2, AMT,
              (GNMA/ FNMA/FHLMC
              COLL),
              5.950% 07/01/17......  Aaa       AAA          973
   1,680    New Mexico, Mortgage
              Finance Authority,
              Single Family
              Mortgage Revenue,
              Series 1997E-2, AMT,
              (GNMA/ FNMA/FHLMC
              COLL),
              5.600% 07/01/17......  Aaa       AAA        1,739
   3,900    New Mexico, Mortgage
              Finance Authority,
              Single Family
              Mortgage Revenue,
              Series 2001B-2, AMT,
              (GNMA/ FNMA/FHLMC
              COLL),
              6.200% 09/01/32......  Aaa       AAA        4,252
   2,850    New Mexico, Mortgage
              Finance Authority,
              Single Family
              Mortgage Revenue,
              Series 2002B-2, AMT,
              (GNMA/ FNMA/FHLMC
              COLL),
              6.350% 03/01/33......  Aaa       AAA        3,148
   2,500    New Mexico, Mortgage
              Finance Authority,
              Single Family
              Mortgage Revenue,
              Series 2002PG-A-2,
              (GNMA/ FNMA/FHLMC
              COLL),
              6.450% 03/01/33......  Aaa       AAA   $    2,746


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            NEW MEXICO -- (CONTINUED)
 $ 2,000    Santa Fe, New Mexico,
              Gross Receipts Tax
              Revenue, Series
              1997A, (AMBAC
              Insured),
              5.000% 06/01/08......  Aaa       AAA        2,229
                                                     ----------
                                                         38,657
                                                     ----------
            NEW YORK -- 4.8%
   8,500    Dutchess County, New
              York, Industrial
              Development Agency,
              Industrial
              Development Revenue,
              (IBM Project) Series
              1999, AMT, Mandatory
              Put 12/01/09 @ 100,
              5.450% 12/01/29......  A1        A+         9,359
  10,000    New York City, New
              York, Transitional
              Finance Authority,
              Revenue Refunding,
              Future Tax Secured,
              Series 2002A,
              5.500% 11/01/26......  Aa2       AA+       11,111
   5,000    New York State,
              Dormitory Authority,
              Revenue, (City
              University Project)
              Series 1993B,
              5.250% 07/01/06......  A3        AA-        5,509
   5,850    New York State,
              Dormitory Authority,
              Revenue, (State
              Educational
              Facilities Project)
              Series 1993A,
              5.250% 05/15/15......  A3        AA-        6,577
   5,000    New York State,
              Dormitory Authority,
              Revenue, Series
              2002B, Mandatory Put
              05/15/12 @ 100,
              5.250% 11/15/23......  Aa3       AA-        5,448
   1,000    New York State, Tollway
              Authority, Highway
              and Bridge Trust Fund
              Revenue, Series
              1995A, (MBIA
              Insured), Prerefunded
              04/01/05 @ 102,
              5.600% 04/01/10......  Aaa       AAA        1,105
 $ 4,510    New York State, Tollway
              Authority, Service
              Contract Revenue,
              (Local Highway and
              Bridge Project)
              Series 2002,
              5.500% 04/01/13......  Aa3       AA-   $    5,095

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $13,000    New York State, Urban
              Development
              Corporation,
              Correctional and
              Youth Facility
              Services Revenue,
              Series 2002A,
              Mandatory Put 1/01/11
              @ 100,
              5.000% 01/01/17......  Aa3       AA-   $   14,003
   7,000    New York, New York City
              Municipal Water
              Finance Authority,
              Water and Sewer
              System Revenue,
              Series 2000B,
              5.125% 06/15/31......  Aa2       AA         7,143
   1,000    New York, New York, GO,
              Series 1986C,
              (FGIC-TCRS Insured),
              7.250% 02/01/06......  Aaa       AAA        1,020
   2,260    New York, New York, GO,
              Series 1993E,
              (MBIA-IBC Insured),
              Prerefunded 05/15/03
              @ 101.5,
              5.800% 05/15/05......  Aaa       AAA        2,307
   3,900    New York, New York, GO,
              Series 1994A,
              7.000% 08/01/03......  A2        A          3,971
     855    New York, New York, GO,
              Series 1995D,
              Prerefunded 02/15/05
              @ 101,
              5.750% 02/15/07......  Aaa       A            935
   3,500    New York, New York, GO,
              Series 1997, (MBIA
              Insured),
              6.250% 04/15/07......  Aaa       AAA        4,011
   1,700    New York, New York, GO,
              Series 1997L, (MBIA
              Insured),
              8.000% 08/01/06......  Aaa       AAA        2,020
   7,645    New York, New York, GO,
              Unrefunded Balance,
              Series 1995D,
              5.750% 02/15/07......  A2        A          8,216
   8,000    Niagara County, New
              York, Individual
              Development Agency,
              Solid Waste Disposal
              Revenue, Series
              2001B, AMT, Mandatory
              Put 11/15/13 @ 100,
              5.550% 11/15/24......  Baa1      BBB        8,477
                                                     ----------
                                                         96,307
                                                     ----------

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            NORTH CAROLINA -- 1.4%
 $ 4,300    Cary, North Carolina,
              Water and Public
              Improvement, GO,
              Series 2001,
              5.000% 03/01/13......  Aaa       AAA   $    4,733
   3,000    Charlotte, North
              Carolina, Airport
              Revenue, Series
              1999B, AMT, (MBIA
              Insured),
              6.000% 07/01/24......  Aaa       AAA        3,327
   2,000    Cumberland County,
              North Carolina, GO,
              Series 1998, (FGIC
              Insured),
              5.000% 03/01/17......  Aaa       AAA        2,130
   1,850    North Carolina, Housing
              Finance Agency,
              (Single-Family
              Program) Series
              1997RR, AMT, (FHA
              Insured),
              5.850% 09/01/28......  Aa2       AA         1,924
   4,000    North Carolina, Medical
              Care Commission,
              Health Care
              Facilities Revenue,
              (Carolina Medicorp,
              Inc. Project) Series
              1996,
              5.125% 05/01/16......  A1        AA-        4,107
   3,135    North Carolina, Medical
              Care Commission,
              Health Care
              Facilities Revenue,
              (Pitt County Memorial
              Hospital Project)
              Series 1998A,
              4.400% 12/01/08......  Aa3       AA-        3,355
   3,000    North Carolina, Medical
              Care Commission,
              Hospital Revenue,
              (Pitt County Memorial
              Hospital Project)
              Series 1998B,
              5.000% 12/01/18......  Aa3       AA-        3,079
   5,000    North Carolina, Medical
              Care Community
              Hospital Revenue,
              (Duke University
              Hospital Project)
              Series 1996C, (MBIA-
              IBC Insured),
              5.250% 06/01/26......  Aaa       AAA        5,084
   1,200    Winston-Salem, North
              Carolina, Water and
              Sewer Systems Revenue
              Refunding, Series
              1997,
              4.600% 06/01/11......  Aa2       AAA        1,265
                                                     ----------
                                                         29,004
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            OHIO -- 3.1%
 $ 6,135    Lorain County, Ohio,
              Hospital Revenue
              Refunding, (Catholic
              Healthcare Project)
              Series 2001A,
              5.625% 10/01/14......  A1        AA-   $    6,784
   3,000    Lorain County, Ohio,
              Hospital Revenue,
              (Catholic Healthcare
              Partnerships Project)
              Series 2001A,
              5.625% 10/01/15......  A1        AA-        3,295
   3,000    Lorain County, Ohio,
              Hospital Revenue,
              (Catholic Healthcare
              Partnerships Project)
              Series 2001A,
              5.625% 10/01/16......  A1        AA-        3,270
   6,060    Montgomery County,
              Ohio, Hospital
              Revenue, (Kettering
              Medical Center
              Project) Series 1999,
              6.500% 04/01/13......  Baa1      BBB+       6,647
  10,695    Ohio State Revenue,
              (New State
              Infrastructure)
              Series 2002,
              5.000% 06/15/10......  Aa3       AA        11,874
   1,000    Ohio State, Building
              Authority, State
              Facilities
              Administration
              Building Fund
              Revenue, Series
              1994A, (MBIA
              Insured), Prerefunded
              10/01/04 @ 102,
              6.000% 10/01/09......  Aaa       AAA        1,091
   5,000    Ohio State, Common
              Schools, GO, Series
              2001A,
              5.000% 06/15/12......  Aa1       AA+        5,434
   8,150    Ohio State, Common
              Schools, GO, Series
              2002B,
              4.000% 09/15/08......  Aa1       AA+        8,738
   1,000    Ohio State, Public
              Facilities
              Commission, Revenue
              (Higher Education
              Capital Facilities
              Project) Series
              1997-IIA,
              5.000% 05/01/05......  Aa2       AA         1,072

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            OHIO -- (CONTINUED)
 $ 2,500    Ohio State, Public
              Facilities
              Commission, Revenue,
              (Higher Education
              Capital Facilities
              Project) Series
              1995A-II, (AMBAC
              Insured),
              5.200% 05/01/05......  Aaa       AAA   $    2,691
   8,000    Ohio State, Revenue,
              Series 2002,
              4.500% 06/15/06......  Aa3       AA         8,668
   1,500    Ohio, Housing Finance
              Agency, Mortgage
              Revenue, (Residential
              Project) Series
              1998B-2, AMT, (GNMA
              COLL),
              4.800% 09/01/07......  Aaa       AAA        1,619
   2,500    Scioto County, Ohio,
              Marine Terminal
              Revenue Refunding,
              (Norfolk Southern
              Corporation Project)
              Series 1998,
              5.300% 08/15/13......  Baa1      BBB        2,565
                                                     ----------
                                                         63,748
                                                     ----------
            OKLAHOMA -- 0.3%
   4,670    Oklahoma City,
              Oklahoma, Airport
              Trust Revenue, Series
              2000B, AMT, (FSA
              Insured),
              5.375% 07/01/11......  Aaa       AAA        5,075
   1,250    Tulsa, Oklahoma, GO,
              Series 1996,
              5.125% 05/01/05......  Aa2       AA         1,299
                                                     ----------
                                                          6,374
                                                     ----------
            OREGON -- 1.0%
     300    Josephine County,
              Oregon, School
              District Number 007,
              GO, Series 1995,
              (FGIC Insured),
              5.750% 06/01/06......  Aaa       AAA          337
     200    Lane County, Oregon,
              School District
              Number 019
              Springfield, GO
              Refunding, Series
              1997, (FGIC Insured),
              6.000% 10/15/10......  Aaa       AAA          237
     100    Multnomah County,
              Oregon, School
              District Number 1J
              Portland, GO, Series
              1996,
              5.000% 06/01/04......  Aa3       A+           104

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            OREGON -- (CONTINUED)
 $10,000    Oregon State,
              Department
              Administrative
              Services,
              Certificates of
              Participation, Series
              2002C, (MBIA
              Insured),
              5.250% 11/01/10......  Aaa       AAA   $   11,315
     295    Oregon State, GO,
              (Elderly and Disabled
              Housing Project)
              Series 1996B,
              5.700% 08/01/16......  Aa3       AA           308
     115    Oregon State, GO,
              (Elderly and Disabled
              Housing Project)
              Series 1997A,
              5.050% 08/01/11......  Aa3       AA           121
      70    Oregon State, Housing
              and Community
              Services, Department
              Mortgage Revenue,
              (Single Family
              Mortgage Project)
              Series 1996A,
              5.500% 07/01/08......  Aa2       AA            76
     155    Oregon State, Housing
              and Community
              Services, Department
              Mortgage Revenue,
              (Single Family
              Mortgage Project)
              Series 1997H,
              5.150% 07/01/09......  Aa2       AA           165
      85    Oregon State, Housing
              and Community
              Services, Department
              Mortgage Revenue,
              (Single Family
              Mortgage Project)
              Series 1998D,
              4.600% 07/01/07......  Aa2       AA            91
     275    Oregon State, Housing
              and Community
              Services, Department
              Mortgage Revenue,
              (Single Family
              Mortgage Project)
              Series 2000H,
              (FHA/VA),
              5.550% 07/01/21......  Aa2       AA           288
     100    Oregon, Health Sciences
              University Revenue,
              Series 1995B, (MBIA
              Insured),
              5.000% 07/01/08......  Aaa       AAA          108

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            OREGON -- (CONTINUED)
 $   135    Oregon, State
              Department
              Administrative
              Services,
              Certificates of
              Participation, Series
              1996B, (MBIA
              Insured),
              5.100% 11/01/06......  Aaa       AAA   $      150
     400    Oregon, State
              Department
              Administrative
              Services,
              Certificates of
              Participation, Series
              2000, (AMBAC
              Insured),
              5.500% 05/01/07......  Aaa       AAA          450
   2,200    Port Oregon, Oregon,
              Airport Revenue,
              (Portland
              International Airport
              Project) Series
              1996-11, (FGIC
              Insured),
              5.200% 07/01/06......  Aaa       AAA        2,403
   4,300    Portland, Oregon, Sewer
              Systems Revenue,
              Series 1994A,
              5.450% 06/01/03......  A1        A+         4,331
                                                     ----------
                                                         20,484
                                                     ----------
            PENNSYLVANIA -- 3.6%
   5,000    Allegheny County,
              Pennsylvania, Airport
              Revenue Refunding,
              (Pittsburgh
              International Airport
              Project) Series
              1997A-1, AMT, (MBIA
              Insured),
              5.750% 01/01/08......  Aaa       AAA        5,597
   1,055    Central Dauphin,
              Pennsylvania, School
              District, GO, Series
              1998, (FGIC Insured,
              State Aid
              Withholding),
              5.000% 06/01/12......  Aaa       AAA        1,145
   1,500    Central Dauphin,
              Pennsylvania, School
              District, GO, Series
              1998AA, (MBIA
              Insured, State Aid
              Withholding),
              5.000% 12/01/13......  Aaa       AAA        1,626
   2,165    Delaware County,
              Pennsylvania
              Authority, Health
              Care Revenue, Series
              1993B, Prerefunded
              11/15/05 @ 100,
              6.000% 11/15/07......  Aaa       AAA        2,269

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $15,000    Delaware Valley,
              Pennsylvania,
              Regional Financing
              Authority, Local
              Government Revenue,
              Series 2002,
              5.500% 07/01/12......  Aa2       AA-   $   17,111
   1,350    Ligonier Valley,
              Pennsylvania, School
              District, GO
              Refunding, Series
              1998, (FSA Insured,
              State Aid
              Withholding),
              5.000% 03/01/13......  Aaa       AAA        1,457
   2,000    Pennsylvania State, GO
              Refunding, Series
              1997, (AMBAC
              Insured),
              5.125% 09/15/06......  Aaa       AAA        2,222
   1,000    Pennsylvania State, GO,
              Series 1995, (AMBAC
              Insured),
              5.000% 11/15/09......  Aaa       AAA        1,097
  10,000    Pennsylvania State, GO,
              Series 2001,
              5.125% 01/15/16......  Aa2       AA        10,848
   9,180    Pennsylvania, Housing
              Finance Agency,
              Single-Family
              Mortgage Revenue,
              Series 1997A-61, AMT,
              5.450% 10/01/21......  Aa2       AA+        9,483
   1,740    Pennsylvania, Saucon
              Valley School
              District, GO, Series
              1998, (AMBAC Insured,
              State Aid
              Withholding),
              5.150% 10/15/13......  Aaa       AAA        1,908
   1,830    Pennsylvania, Saucon
              Valley School
              District, GO, Series
              1998, (AMBAC Insured,
              State Aid
              Withholding),
              5.200% 10/15/14......  Aaa       AAA        2,007
   2,500    Philadelphia,
              Pennsylvania,
              Industrial
              Development
              Authority, IDR
              Refunding, (Ashland
              Oil Inc. Project)
              Series 1993,
              5.700% 06/01/05......  Baa2      BBB        2,602
     780    Scranton, Pennsylvania,
              School District, GO,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              4.750% 04/01/08......  Aaa       AAA          864

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            PENNSYLVANIA -- (CONTINUED)
 $   235    Scranton, Pennsylvania,
              School District, GO,
              Unrefunded Balance,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              4.750% 04/01/08......  Aaa       AAA   $      259
     595    Scranton, Pennsylvania,
              School District, GO,
              Unrefunded Balance,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.200% 04/01/11......  Aaa       AAA          654
   1,895    Scranton, Pennsylvania,
              School District, GO,
              Unrefunded Balance,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              Prerefunded 04/01/08
              @ 100,
              5.200% 04/01/11......  Aaa       AAA        2,139
   1,175    Tunkhannock,
              Pennsylvania, Area
              School District, GO,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.100% 07/15/12......  Aaa       AAA        1,282
   1,245    Tunkhannock,
              Pennsylvania, Area
              School District, GO,
              Series 1998, (AMBAC
              Insured, State Aid
              Withholding),
              5.150% 07/15/14......  Aaa       AAA        1,357
   1,845    Tyrone, Pennsylvania,
              Area School District,
              GO, Series 1998,
              (MBIA State Aid
              Withholding),
              5.000% 09/15/13......  Aaa       AAA        1,998
   5,400    Westmoreland County,
              Pennsylvania,
              Industrial
              Development
              Authority, Revenue,
              (Valley Landfill
              Project) Series 1993,
              Mandatory Put
              05/01/09 @ 100,
              5.100% 05/01/18......  Baa2      BBB        5,504
                                                     ----------
                                                         73,429
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            PUERTO RICO -- 0.1%
 $ 1,000    Puerto Rico, Electric
              Power Authority,
              Power Revenue
              Refunding, Series
              1995Z,
              5.250% 07/01/07......  Baa1      A-    $    1,098
                                                     ----------
            RHODE ISLAND -- 0.0%+
      55    Rhode Island State, GO,
              Series 1992A,
              5.400% 08/01/06......  Aa3       AA-           56
                                                     ----------
            SOUTH CAROLINA -- 1.3%
   2,195    Cherokee County, South
              Carolina, School
              District Number 001,
              GO, Series 1997,
              (SCSDE),
              5.500% 03/01/06......  Aa1       AA+        2,427
   3,600    Cherokee County, South
              Carolina, School
              District Number 001,
              GO, Series 1997,
              (SCSDE),
              5.000% 03/01/16......  Aa1       AA+        3,826
   3,210    Greenville Hospital
              Systems of South
              Carolina, Hospital
              Facilities Revenue,
              Series 1996B,
              (GTY-AGMT),
              5.500% 05/01/08......  Aa3       AA         3,505
   3,665    Richland County, South
              Carolina, Solid Waste
              Disposal Facilities
              Revenue, (Union Camp
              Corporation Project)
              Series 1992A, AMT,
              6.750% 05/01/22......  Baa2      BBB        3,722
   5,160    South Carolina,
              Piedmont Municipal
              Power Agency,
              Electric Revenue,
              Series 1996B, (FGIC
              Insured),
              6.000% 01/01/07......  Aaa       AAA        5,826
   7,890    York County, South
              Carolina, Exempt
              Facilities IDR,
              (Hoechst Celanese
              Corporation Project)
              Series 1994, AMT,
              5.700% 01/01/24......  Baa2      BBB        7,345
                                                     ----------
                                                         26,651
                                                     ----------

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            SOUTH DAKOTA -- 0.8%
 $ 2,000    South Dakota State,
              Building Authority,
              Lease Revenue, Series
              1996A, (AMBAC
              Insured),
              5.750% 12/01/05......  Aaa       AAA   $    2,214
   1,565    South Dakota State,
              Health and
              Educational
              Facilities Authority,
              Revenue, (Rapid City
              Regional Hospital
              Project) Series 1976,
              7.750% 09/01/07......  Aaa       AAA        1,792
  11,000    South Dakota, Education
              Loans Inc., Student
              Loan Revenue, Series
              1998, AMT, (GTD STD
              LNS),
              4.950% 06/01/10......  Aaa       AAA       11,678
                                                     ----------
                                                         15,684
                                                     ----------
            TENNESSEE -- 2.8%
   1,940    Fayetteville and
              Lincoln, Tennessee,
              Industrial
              Development Board
              Revenue, (Franke Inc.
              Project) Series 1997,
              (Corestate Bank N.A.
              LOC),
              5.250% 06/01/04......  Aa3       AA-        2,013
   5,000    Knox County, Tennessee,
              GO Refunding, Series
              2001,
              5.000% 04/01/09......  Aa2       AA         5,559
   5,000    Knox County, Tennessee,
              Health Educational
              and Housing
              Facilities Board,
              Revenue, (University
              Health System Inc.
              Project) Series 1999,
              5.625% 04/01/29......  Baa1      BBB+       4,997
   5,680    Memphis-Shelby County,
              Tennessee, Airport
              Authority, Special
              Facilities and
              Project Revenue
              Refunding, (Federal
              Express Corporation
              Project) Series 1997,
              5.350% 09/01/12......  Baa2      BBB        6,085
   5,000    Memphis-Shelby County,
              Tennessee, Airport
              Authority, Special
              Facilities Revenue
              Refunding, (Federal
              Express Corporation
              Project) Series 2001,
              5.000% 09/01/09......  Baa2      BBB        5,340

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 1,925    Metropolitan
              Government, Nashville
              and Davidson County,
              Tennessee, Electric
              Revenue, Series
              1992B,
              5.625% 05/15/03......  Aa3       AA    $    1,935
   7,470    Metropolitan
              Government, Nashville
              and Davidson County,
              Tennessee, GO
              Refunding, Series
              2003A&B,
              5.250% 10/15/07......  Aa2       AA         8,420
   1,000    Metropolitan
              Government, Nashville
              and Davidson County,
              Tennessee, Health and
              Educational
              Facilities Board,
              Improvement Revenue
              Refunding, (Meharry
              Medical College
              Project) Series 1996,
              (AMBAC Insured),
              6.000% 12/01/08......  Aaa       AAA        1,172
   6,450    Shelby County,
              Tennessee, GO
              Refunding, Series
              1997B,
              5.500% 08/01/08......  Aa2       AA+        7,377
   8,000    Shelby County,
              Tennessee, Health
              Educational and
              Housing Facilities
              Board Revenue, (St.
              Jude's Childrens
              Research Project)
              Series 1999,
              5.375% 07/01/24......  Aa2       AA         8,173
   1,190    Tennessee State,
              Housing Development
              Agency, Revenue,
              Series 1998, AMT,
              4.950% 07/01/10......  Aa2       AA         1,267
   4,000    Tennessee, Gas Revenue,
              (Tennergy Corporation
              Project) Series 1999,
              (MBIA Insured),
              5.000% 06/01/05......  Aaa       AAA        4,298
                                                     ----------
                                                         56,636
                                                     ----------
            TEXAS -- 13.8%
   2,175    Aldine, Texas,
              Independent School
              District, GO
              Refunding, Series
              1997, (PSF-GTD),
              2.610%+ 02/15/07.....  Aaa       AAA        1,967

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,585    Belton, Texas,
              Independent School
              District, GO
              Refunding, Series
              1998, (PSF-GTD),
              5.250% 08/15/08......  Aaa       AAA   $    2,915
   1,500    Birdville, Texas,
              Independent School
              District, GO
              Refunding, Series
              1997B, (PSF-GTD
              Insured),
              5.000% 02/15/07......  Aaa       AAA        1,651
     975    Brazos, Texas, Higher
              Education Authority
              Inc., Revenue
              Refunding, Senior
              Lien, Series 1994A-2,
              AMT, (GTD STD LNS),
              6.050% 06/01/03......  Aaa       AAA          977
   2,575    Carrollton, Texas,
              Farmers Branch
              Independent School
              District, GO, Series
              1996, (PSF-GTD),
              Prerefunded 02/15/06
              @ 100,
              5.700% 02/15/17......  Aaa       AAA        2,864
   4,030    Colorado River, Texas,
              Municipal Water
              Revenue Refunding,
              Series 2003, (AMBAC
              Insured),
              5.000% 01/01/12......  Aaa       AAA        4,428
   1,455    Coppell, Texas,
              Waterworks and Sewer
              System Revenue,
              Series 2001,
              5.000% 09/01/09......  Aaa       AAA        1,606
   7,300    Dallas, Texas,
              Waterworks & Sewer
              Systems, Revenue
              Refunding, Series
              2001,
              5.000% 10/01/16......  Aa2       AA+        7,780
   1,485    Duncanville, Texas,
              Independent School
              District, GO
              Refunding, Series
              1993, (PSF-GTD
              Insured),
              5.200% 02/15/09......  Aaa       AAA        1,660
   1,750    El Paso, Texas, Airport
              Revenue, (El Paso
              International Airport
              Project) Series 1996,
              (FGIC Insured),
              5.300% 08/15/06......  Aaa       AAA        1,769

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,190    Fort Worth, Texas,
              Higher Education
              Financial
              Corporation, Higher
              Education Revenue,
              (Texas Christian
              University Project)
              Series 1997,
              5.000% 03/15/17......  Aa3       AA-   $    2,268
   1,050    Galena Park, Texas,
              Independent School
              District, GO, Series
              1997, (PSF-GTD),
              5.000% 08/15/21......  Aaa       AAA        1,067
   3,000    Galveston, Texas,
              Special Contract
              Revenue Refunding,
              (Farmland Industries
              Inc. Project) Series
              1998,
              5.500% 05/01/15......  B3        B-         2,020
   3,120    Garland, Texas,
              Certificates of
              Obligation, GO,
              Series 2000,
              5.500% 02/15/12......  Aa2       AA         3,484
  10,650    Guadalupe Blanco River
              Authority, Texas,
              Sewer and Solid Waste
              Disposal Facility,
              Revenue, (E.I. duPont
              de Nemours and
              Company Project)
              Series 1999, AMT,
              5.500% 05/01/29......  Aa3       AA-       10,886
   1,000    Harris County, Texas,
              Certificates of
              Obligation GO, Series
              1992,
              6.000% 12/15/10......  Aa1       AA+        1,189
   1,055    Harris County, Texas,
              Criminal Justice
              Center GO, Series
              1996,
              5.400% 10/01/10......  Aa1       AA+        1,176
   2,730    Harris County, Texas,
              GO, Series 1996,
              5.150% 10/01/07......  Aa1       AA+        2,983
   1,000    Harris County, Texas,
              GO, Series 1996,
              5.375% 10/01/09......  Aa1       AA+        1,114
  10,990    Harris County, Texas,
              GO, Series 2001,
              5.000% 10/01/12......  Aa1       AA+       12,087

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,350    Harris County, Texas,
              Health Facilities
              Development
              Authority, Hospital
              Revenue Refunding,
              (Texas Children's
              Hospital Project)
              Series 1995, (MBIA
              Insured, Escrowed to
              Maturity),
              6.000% 10/01/05......  Aaa       AAA   $    2,606
   5,000    Harris County, Texas,
              Health Facilities
              Development
              Authority, Revenue,
              Series 1999A, (MBIA
              Insured),
              5.375% 07/01/19......  Aaa       AAA        5,224
   5,790    Harris County, Texas,
              Health Facility
              Development
              Corporation, Revenue,
              Series 1999A, (MBIA
              Insured),
              5.625% 07/01/11......  Aaa       AAA        6,403
   7,000    Houston, Texas, Airport
              System Revenue, Sub-
              Lien, Series 1998B,
              AMT, (FGIC Insured),
              5.250% 07/01/12......  Aaa       AAA        7,415
   6,755    Houston, Texas, Airport
              System Revenue, Sub-
              Lien, Series 2000A,
              AMT, (FSA Insured),
              6.000% 07/01/09......  Aaa       AAA        7,669
   5,000    Houston, Texas, Airport
              Systems Revenue, Sub-
              lien, Series 2002,
              (FSA Insured),
              5.000% 07/01/27......  Aaa       AAA        5,041
   7,320    Houston, Texas, GO,
              Series 2001A, (FSA
              Insured),
              5.500% 03/01/10......  Aaa       AAA        8,302
  13,625    Houston, Texas, Water
              and Sewer Systems
              Revenue Refunding,
              Series 2002B, (AMBAC
              Insured),
              5.500% 12/01/06......  Aaa       AAA       15,353
   6,025    Houston, Texas, Water
              Systems Revenue,
              Series 1979,
              6.400% 12/01/14......  Aaa       AAA        7,062

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,000    Jefferson County,
              Texas, Health
              Facilities
              Development
              Corporation, Revenue,
              (Baptist Hospitals
              Project) Series 2001,
              (AMBAC Insured),
              5.200% 08/15/21......  Aaa       AAA   $    4,151
   1,680    Keller, Texas,
              Independent School
              District, GO, Series
              1993, (PSF-GTD
              Insured) Prerefunded
              2/15/06 @ 100,
              5.600% 08/15/07......  Aaa       AAA        1,864
   1,000    Lewisville, Texas,
              Independent School
              District, GO, Series
              1997, (PSF-GTD),
              6.750% 08/15/08......  Aaa       AAA        1,200
   6,470    Lubbock, Texas, Health
              Facilities
              Development Revenue,
              (St. Joseph Health
              Systems Project)
              Series 1998, (FSA-CR
              Insured),
              5.000% 07/01/06......  Aaa       AAA        7,061
   1,700    Midlothian, Texas,
              Independent School
              District, GO
              Refunding, Series
              1995, (PSF-GTD
              Insured),
              5.200% 02/15/13......  Aaa       AAA        1,829
   5,210    North Central Texas,
              Health Facilities
              Development
              Corporation, Revenue
              Refunding, (Baylor
              Healthcare Systems
              Project) Series 1995,
              (AMBAC-TCRS Insured),
              5.500% 05/15/13......  Aaa       AAA        5,669
   5,000    North Central, Texas,
              Health Facilities
              Development
              Corporation, Health
              Facilities Revenue,
              (Presbyterian
              Healthcare
              Residential Project)
              Series 1996B, (MBIA
              Insured),
              5.500% 06/01/16......  Aaa       AAA        5,789
   1,245    Pasadena, Texas,
              Independent School
              District, GO, Series
              1998, (PSF-GTD),
              5.000% 02/15/11......  Aaa       AAA        1,332

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,000    Plano, Texas,
              Independent School
              District, GO
              Refunding, Series
              2001, (PSF-GTD
              Insured),
              5.000% 02/15/09......  Aaa       AAA   $    4,430
   2,110    Richardson, Texas, GO
              Refunding, Series
              1998,
              5.250% 02/15/07......  Aa1       AA+        2,346
   8,355    Sam Rayburn, Texas,
              Municipal Power
              Agency, Revenue
              Refunding, Series
              2002,
              5.500% 10/01/11......  Baa2      BBB-       8,891
   5,000    San Antonio, Texas,
              Electric and Gas
              Revenue Refunding,
              Series 2002,
              5.000% 02/01/10......  Aa1       AA+        5,509
   8,000    San Antonio, Texas,
              Electric and Gas
              Revenue Refunding,
              Series 2002,
              5.375% 02/01/15......  Aa1       AA+        9,028
   8,000    San Antonio, Texas,
              General Improvement
              District, GO
              Refunding, Series
              2001,
              5.000% 08/01/10......  Aa2       AA+        8,894
   1,060    San Benito, Texas,
              Consolidated
              Independent School,
              GO Refunding, Series
              1996, (PSF-GTD
              Insured),
              5.000% 08/01/07......  Aaa       AAA        1,149
   3,805    Tarrant County, Texas,
              Health Facilities
              Development
              Corporation, Health
              Systems Revenue,
              (Texas Health
              Resources Systems
              Project) Series
              1997A, (MBIA
              Insured),
              5.750% 02/15/10......  Aaa       AAA        4,235
   5,000    Tarrant County, Texas,
              Health Facilities
              Development
              Corporation, Health
              Systems Revenue,
              (Texas Health
              Resources Systems
              Project) Series
              1997A, (MBIA
              Insured),
              5.250% 02/15/17......  Aaa       AAA        5,231
   3,200    Texas A&M University,
              Financing Systems
              Revenue, Series 1995,
              5.950% 05/15/05......  Aa1       AA+        3,496

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 6,800    Texas State, Texas
              Public Financing
              Authority, GO
              Refunding, Series
              1996B, Prerefunded
              10/01/06 @ 100,
              5.300% 10/01/07......  Aa1       AA    $    7,604
   5,000    Texas State, Turnpike
              Authority, Dallas
              North Tollway
              Revenue, (President
              George Bush Turnpike
              Project) Series 1995,
              (FGIC Insured),
              5.000% 01/01/25......  Aaa       AAA        5,035
   1,000    Texas State, Veterans
              Housing Assistance,
              GO, Series 1994B-4,
              AMT,
              6.100% 12/01/06......  Aa1       AA         1,032
  10,910    Texas State, Water
              Development GO,
              Series 1997D,
              5.000% 08/01/19......  Aa1       AA        11,317
   5,000    Texas, Alliance Airport
              Authority Inc.,
              Facilities Revenue,
              (Federal Express
              Corporation Project)
              Series 1996,
              6.375% 04/01/21......  Baa2      BBB        5,234
   2,000    Texas, Municipal Power
              Agency, Revenue
              Refunding, Series
              1994, (FGIC Insured),
              5.000% 09/01/08......  Aaa       AAA        2,090
   2,000    Texas, Municipal Power
              Agency, Revenue
              Refunding, Series
              1994, (FGIC Insured),
              5.000% 09/01/09......  Aaa       AAA        2,097
   6,000    Texas, Red River
              Authority, PCR
              Refunding, Series
              1991, (AMBAC
              Insured),
              5.200% 07/01/11......  Aaa       AAA        6,450
   2,000    Texas, Southwest Higher
              Education Authority
              Inc., Higher
              Education Revenue
              Refunding, (Southern
              Methodist University
              Project) Series 1995,
              (FSA Insured),
              5.125% 10/01/16......  Aaa       AAA        2,144
     500    Texas, United
              Independent School
              District, GO, Series
              1995, (PSF-GTD
              Insured),
              5.500% 08/15/08......  Aaa       AAA          557

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 7,600    Texas, University of
              Texas Revenue
              Refunding, Series
              2003B,
              5.250% 08/15/12......  Aaa       AAA   $    8,576
   4,500    Travis County, Texas,
              Health Facilities
              Development
              Corporation, Revenue,
              (Ascension Health
              Credit Project)
              Series 1999A, (AMBAC
              Insured), Prerefunded
              11/15/09 @ 101,
              5.875% 11/15/24......  Aaa       AAA        5,329
   4,000    Travis County, Texas,
              Housing Finance
              Authority,
              Multi-Family Housing
              Revenue, (Lakeview
              Apartments Project)
              Series 2001A,
              6.250% 07/01/22......  Baa2      BBB        3,874
   1,900    West University Place,
              Texas, GO Refunding,
              Series 1998, (MBIA
              Insured),
              5.100% 02/01/12......  Aaa       AAA        2,064
                                                     ----------
                                                        276,473
                                                     ----------
            UTAH -- 2.1%
   2,145    Cache County, Utah,
              School District, GO
              Refunding, (Utah
              School Board Guaranty
              Program) Series 1997,
              (SCH BD GTY),
              5.500% 06/15/07......  Aaa       AAA        2,425
   1,000    Iron County, Utah,
              School District, GO,
              Series 1994, (MBIA
              Insured), Prerefunded
              01/15/05 @ 100,
              6.000% 01/15/06......  Aaa       AAA        1,082
  11,100    Tooele County, Utah,
              Hazardous Waste
              Treatment Revenue,
              (Union Pacific
              Project) Series 1992,
              AMT,
              5.700% 11/01/26......  Baa3      BBB       10,920
   5,000    Utah State, Building
              Ownership Authority,
              Lease Revenue
              Refunding, Series
              1998, (FSA Insured),
              5.500% 05/15/14......  Aaa       AAA        5,726
  10,000    Utah State, GO
              Refunding, Series
              2002B,
              5.375% 07/01/11......  Aaa       AAA       11,387

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            UTAH -- (CONTINUED)
 $   255    Utah State, Housing
              Finance Agency,
              Single Family
              Mortgage Revenue,
              Series 1996, (FHA/VA
              Mortgages),
              5.750% 07/01/07......  Aaa       AA    $      279
   2,500    Utah State, Student
              Loan Revenue, Series
              1995N, AMT, (AMBAC
              Insured, GTD STD
              LNS),
              5.900% 11/01/07......  Aaa       AAA        2,713
   5,000    Utah, Intermountain
              Power Agency, Power
              Supply Revenue
              Refunding, Series
              1993C, Prerefunded
              07/01/03 @ 102,
              5.000% 07/01/05......  A1        A+         5,148
     370    Utah, Intermountain
              Power Agency, Power
              Supply Revenue,
              Series 1993A,
              5.000% 07/01/04......  A1        A+           381
     630    Utah, Intermountain
              Power Agency, Power
              Supply Revenue,
              Series 1993A,
              5.000% 07/01/04......  A1        A+           649
   2,500    Utah, Intermountain
              Power Agency, Power
              Supply Revenue,
              Series 1993B,
              Prerefunded 07/01/03
              @ 102,
              5.375% 07/01/08......  A1        A+         2,577
                                                     ----------
                                                         43,287
                                                     ----------
            VERMONT -- 0.1%
   1,000    Vermont, Municipal Bond
              Bank, Revenue, Series
              1996-1, (AMBAC
              Insured, GO of Bond
              Bank),
              5.700% 12/01/10......  Aaa       AAA        1,150
                                                     ----------
            VIRGINIA -- 1.3%
     975    Chesterfield County,
              Virginia, Improvement
              GO Refunding, Series
              1991,
              6.250% 07/15/05......  Aaa       AAA        1,013
   2,500    Newport News, Virginia,
              GO Refunding, Series
              1993B, (State Aid
              Withholding),
              5.400% 11/01/06......  Aa2       AA         2,612

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 5,240    Norfolk, Virginia, GO
              Refunding, Series
              1994, (State Aid
              Withholding),
              5.200% 06/01/07......  A1        AA    $    5,525
   3,000    Virginia Beach,
              Virginia, GO
              Refunding, Series
              1993,
              5.100% 07/15/05......  Aa1       AA+        3,246
   1,000    Virginia State, Housing
              Development
              Authority,
              Commonwealth Mortgage
              Revenue, Series
              1996C-2,
              5.950% 07/01/09......  Aa1       AA+        1,003
   1,500    Virginia State, Public
              Facilities GO, Series
              1993A, Prerefunded
              06/01/06 @ 102,
              5.400% 06/01/05......  Aaa       AAA        1,541
   7,000    Virginia State, Public
              School Authority,
              Revenue Refunding,
              Series 1993B, (State
              Aid Withholding),
              5.250% 01/01/07......  Aa1       AA         7,351
   7,300    Virginia, Pocahontas
              Parkway Association
              Toll Road Revenue,
              Series 1998B,
              9.070%& 08/15/15.....  Baa3      BB         2,436
   9,100    Virginia, Pocahontas
              Parkway Association
              Toll Road Revenue,
              Series 1998B,
              9.070%& 08/15/19.....  Baa3      BB         2,130
                                                     ----------
                                                         26,857
                                                     ----------
            WASHINGTON -- 7.0%
   1,830    Chelan County,
              Washington, Public
              Utilities District
              No. 001, Constructive
              Systems Revenue,
              Series 1988A,
              5.900% 07/01/13......  Aa2       AA         1,885
   2,655    Chelan County,
              Washington, Public
              Utilities District
              No. 1, Hydro
              Conservative Systems
              Revenue, Series
              1997A, AMT, Mandatory
              Put 07/01/07 @ 100,
              4.850% 07/01/32......  Aa2       AA         2,834

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 1,755    Clark County,
              Washington, School
              District Number 037
              Vancouver, GO
              Refunding, Series
              1993,
              5.400% 12/01/05......  Aa3       AA-   $    1,839
   1,255    Clark County,
              Washington, School
              District Number 037
              Vancouver, GO
              Refunding, Series
              1993,
              5.500% 12/01/07......  Aa3       AA-        1,315
   1,805    Clark County,
              Washington, School
              District Number 117
              Camas, GO Refunding,
              Series 1998, (AMBAC
              Insured),
              5.000% 12/01/12......  Aaa       AAA        1,999
   2,165    Conservation and
              Renewable Energy
              Systems, Washington,
              Conservation Project
              Revenue, Series 1994,
              6.200% 10/01/08......  Aa1       AA-        2,362
   1,140    Jefferson County,
              Washington, School
              District No. 49, GO,
              Series 1998, (FSA
              Insured),
              5.000% 12/01/07......  Aaa       AAA        1,270
   6,150    King and Snohomish
              Counties, Washington,
              GO Refunding, Series
              1993, (FGIC Insured),
              5.600% 12/01/10......  Aaa       AAA        7,097
   1,000    King County,
              Washington, GO
              Refunding, Series
              1998B,
              4.750% 01/01/17......  Aa1       AA+        1,032
  10,000    King County,
              Washington, GO
              Refunding, Series
              2002,
              5.500% 12/01/13......  Aa1       AA+       11,490
   3,000    King County,
              Washington, GO,
              Series 1997D,
              5.550% 12/01/08......  Aa1       AA+        3,428
   1,000    King County,
              Washington, GO,
              Series 1997D,
              5.750% 12/01/11......  Aa1       AA+        1,148
   1,500    King County,
              Washington, School
              District No. 210, GO,
              Series 1993, (FGIC
              Insured),
              5.400% 12/01/04......  Aaa       AAA        1,601

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 1,310    King County,
              Washington, School
              District Number 415,
              GO, Series 1996, (FSA
              Insured),
              5.200% 06/01/05......  Aaa       AAA   $    1,413
   1,000    Kitsap County,
              Washington, School
              District No. 400
              North Kitsap, GO,
              Series 1993, (FGIC
              Insured), Prerefunded
              06/01/05 @ 100,
              5.250% 06/01/06......  Aaa       AAA        1,083
   1,000    Kitsap County,
              Washington, Sewer
              Revenue, Series 1996,
              (MBIA Insured),
              Crossover Refunded
              07/01/06 @ 100,
              5.600% 07/01/08......  Aaa       AAA        1,114
   1,000    Lewis County,
              Washington, Public
              Utilities District
              No. 001, Revenue,
              Series 1993,
              5.500% 10/01/09......  Aa1       AA-        1,030
   2,500    Northwest, Washington,
              Revenue, (Energy Wind
              Project), Series
              2001B,
              6.000% 07/01/23......  Baa1      BBB+       2,534
   5,000    Port Seattle,
              Washington, Passenger
              Facility Charge
              Revenue, Series 1998,
              AMT, (AMBAC Insured),
              5.250% 12/01/09......  Aaa       AAA        5,478
   3,205    Port Seattle,
              Washington, Revenue,
              Series 1996-B, AMT,
              (FGIC Insured),
              5.100% 09/01/05......  Aaa       AAA        3,441
   3,780    Port Seattle,
              Washington, Revenue,
              Series 1996-B, AMT,
              (FGIC Insured),
              6.000% 09/01/08......  Aaa       AAA        4,321
   1,000    Seattle, Washington,
              Municipal Light and
              Power Revenue
              Refunding, Series
              1993,
              5.000% 05/01/04......  Aa3       A+         1,039
  10,365    Seattle, Washington,
              Municipal Light and
              Power Revenue
              Refunding, Series
              2001
              5.250% 03/01/11......  Aaa       AAA       11,577

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 1,400    Seattle, Washington,
              Water Systems Revenue
              Refunding, Series
              1993,
              5.500% 06/01/18......  Aa2       AA    $    1,437
   1,500    Skagit County,
              Washington,
              Conservative School
              District No. 320, GO,
              Series 1994,
              Prerefunded 12/01/04
              @ 100,
              6.850% 12/01/10......  Aaa       AAA        1,639
     555    Snohomish County,
              Washington, School
              District Number 002
              Everett, GO, Series
              1993, (MBIA Insured),
              Prerefunded 12/01/03
              @ 102,
              5.850% 12/01/05......  Aaa       AAA          584
     530    Snohomish County,
              Washington, School
              District Number 002
              Everett, GO, Series
              1993, (MBIA Insured),
              Prerefunded 12/01/03
              @ 102,
              6.000% 12/01/06......  Aaa       AAA          558
     445    Snohomish County,
              Washington, School
              District Number 002
              Everett, GO, Series
              1993, Unrefunded
              Balance, (MBIA
              Insured),
              5.850% 12/01/05......  Aaa       AAA          468
     935    Snohomish County,
              Washington, School
              District Number 002
              Everett, GO, Series
              1993, Unrefunded
              Balance, (MBIA
              Insured),
              6.000% 12/01/06......  Aaa       AAA          984
   1,000    Spokane County,
              Washington, School
              District Number 081
              Spokane, GO
              Refunding, Series
              1992,
              6.000% 12/01/03......  Aa2       AA         1,032
   1,975    Spokane County,
              Washington, School
              District Number 354
              Mead, GO, Series
              1998, (FGIC Insured),
              5.000% 12/01/09......  Aaa       AAA        2,207

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 7,800    Spokane County,
              Washington, School
              District Number 354
              Mead, GO, Series
              1998, (FGIC Insured),
              5.500% 12/01/10......  Aaa       AAA   $    8,949
   1,600    Spokane County,
              Washington, School
              District Number 354
              Mead, GO, Series
              1998, (FGIC Insured),
              5.250% 12/01/11......  Aaa       AAA        1,800
   1,500    Tacoma, Washington,
              Electric Systems
              Revenue Refunding,
              Series 1994, (FGIC
              Insured),
              5.800% 01/01/04......  Aaa       AAA        1,552
   2,195    Tacoma, Washington,
              Electric Systems
              Revenue, Series 1992,
              (AMBAC Insured),
              5.900% 01/01/05......  Aaa       AAA        2,226
     305    Tacoma, Washington,
              Electric Systems
              Revenue, Series 1994,
              (FGIC Insured),
              6.000% 01/01/06......  Aaa       AAA          322
     695    Tacoma, Washington,
              Electric Systems
              Revenue, Series 1994,
              (FGIC Insured),
              Prerefunded 01/01/04
              @ 102,
              6.000% 01/01/06......  Aaa       AAA          734
   1,000    Vancouver, Washington,
              Water and Sewer
              Revenue, Series 1995,
              (FGIC Insured),
              Prerefunded 06/01/05
              @ 100,
              5.850% 06/01/11......  Aaa       AAA        1,095
   2,000    Vancouver, Washington,
              Water and Sewer
              Revenue, Series 1997,
              (MBIA Insured),
              5.000% 06/01/05......  Aaa       AAA        2,148
   6,645    Washington State, GO
              Refunding, Series
              1997R-98A,
              5.000% 07/01/15......  Aa1       AA+        7,084
   3,260    Washington State, GO,
              Series 1997E,
              5.000% 07/01/22......  Aa1       AA+        3,303
   3,330    Washington State, GO,
              Series 1998C,
              5.500% 07/01/09......  Aa1       AA+        3,798

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 5,150    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, (Nuclear
              Project Number 1)
              Series 1996A, (AMBAC
              Insured),
              6.000% 07/01/05......  Aaa       AAA   $    5,653
   1,150    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, Series
              1993A,
              5.800% 07/01/07......  Aa1       AA-        1,303
   3,000    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, Series
              1993B, (FSA Insured),
              5.400% 07/01/05......  Aaa       AAA        3,255
   8,000    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, Series
              1996A, (AMBAC
              Insured),
              5.500% 07/01/04......  Aaa       AAA        8,418
   2,000    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, (Nuclear
              Number 1 Project)
              Series 1993A,
              5.250% 07/01/03......  Aaa       AAA        2,021
   3,000    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, (Nuclear
              Number 1 Project)
              Series 1996A, (MBIA
              Insured),
              6.000% 07/01/06......  Aaa       AAA        3,387
   1,500    Washington State,
              Public Power Supply
              Systems Revenue
              Refunding, (Nuclear
              Number 3 Project)
              Series 1997A,
              5.000% 07/01/06......  Aaa       AAA        1,647
   1,085    Whatcom County,
              Washington, School
              District Number 502
              Ferndale, GO
              Refunding, Series
              1998B, (FGIC
              Insured),
              5.000% 12/01/05......  Aaa       AAA        1,181
                                                     ----------
                                                        141,115
                                                     ----------

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WEST VIRGINIA -- 0.7%
 $ 3,980    West Virginia State,
              Hospital Finance
              Authority, Hospital
              Revenue Refunding,
              (Charleston Area
              Medical Center
              Project) Series
              1993A,
              6.500% 09/01/23......  A2        A     $    4,926
   1,000    West Virginia State,
              Hospital Finance
              Authority, Hospital
              Revenue Refunding,
              (Charleston Area
              Medical Center
              Project) Series
              1995A, (MBIA
              Insured),
              5.750% 09/01/13......  Aaa       AAA        1,092
   1,265    West Virginia State,
              Hospital Finance
              Authority, Revenue,
              (Charleston Medical
              Center Project),
              Series 2000,
              Prerefunded 09/01/10
              @ 101,
              6.750% 09/01/22......  A2        A          1,395
   5,235    West Virginia State,
              Hospital Finance
              Authority, Revenue,
              (Charleston Medical
              Center Project),
              Unrefunded Balance,
              Series 2000,
              Prerefunded 9/01/10 @
              101,
              6.750% 09/01/22......  A2        A          6,478
                                                     ----------
                                                         13,891
                                                     ----------
            WISCONSIN -- 3.1%
   2,500    Milwaukee County,
              Wisconsin, GO, Series
              2001A,
              5.000% 10/01/12......  Aa3       AA         2,740
   2,500    Milwaukee County,
              Wisconsin, GO, Series
              2001A,
              5.000% 10/01/13......  Aa3       AA         2,718
  10,385    Milwaukee, Wisconsin,
              GO Refunding, Series
              2002A, (FSA Insured),
              5.250% 09/01/15......  Aaa       AAA       11,721
   5,790    Milwaukee, Wisconsin,
              Metropolitan Sewer
              District, GO
              Refunding, Series
              1997A,
              5.125% 10/01/16......  Aa1       AA+        6,238

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 1,815    Portage, Wisconsin,
              Community School
              District, GO
              Refunding, Series
              1996, (AMBAC
              Insured),
              5.050% 04/01/08......  Aaa       AAA   $    1,935
   1,000    Portage, Wisconsin,
              Community School
              District, GO
              Refunding, Series
              1996, (AMBAC
              Insured),
              5.250% 04/01/10......  Aaa       AAA        1,071
   1,000    Winneconne, Wisconsin,
              Community School
              District, GO
              Refunding, Series
              1998, (FSA Insured),
              4.900% 04/01/10......  Aaa       AAA        1,074
   1,050    Winneconne, Wisconsin,
              Community School
              District, GO
              Refunding, Series
              1998, (FSA Insured),
              5.000% 04/01/11......  Aaa       AAA        1,141
   1,100    Winneconne, Wisconsin,
              Community School
              District, GO
              Refunding, Series
              1998, (FSA Insured),
              5.000% 04/01/12......  Aaa       AAA        1,193
     225    Wisconsin State, GO
              Refunding, Series
              1995-2, Prerefunded
              04/01/03 @ 100,
              5.200% 11/01/07......  Aa3       AA-          225
   4,745    Wisconsin State, GO,
              Series 1996A,
              5.000% 05/01/16......  Aa3       AA-        5,045
   4,525    Wisconsin State, GO,
              Series 2002A,
              5.000% 05/01/07......  Aa3       AA-        5,004
   5,000    Wisconsin State, Health
              and Educational
              Facilities Authority,
              Revenue, (Aurora
              Health Care Inc.
              Project) Series
              1999A,
              5.600% 02/15/29......  Baa1      BBB+       4,783
   8,000    Wisconsin State,
              Petroleum Revenue,
              Series 2000A,
              5.750% 07/01/08......  Aa3       AA-        8,641
   6,000    Wisconsin, Badger TOB
              Asset Securitization
              Corporation, Asset
              Backed Revenue,
              Series 2002,
              6.000% 06/01/17......  A1        A          5,598

PRINCIPAL                            MOODY'S   S&P
 AMOUNT                                 RATINGS         VALUE
  (000)                               (UNAUDITED)       (000)
----------------------------------------------------------------
            WISCONSIN -- (CONTINUED)
 $ 2,735    Wisconsin, Housing and
              Economic Development
              Authority, Revenue,
              Series 1997G,
              5.350% 03/01/12......  Aa2       AA    $    2,895
                                                     ----------
                                                         62,022
                                                     ----------
            WYOMING -- 0.8%
   3,700    Natrona County,
              Wyoming, Hospital
              Revenue Refunding,
              (Wyoming Medical
              Center Project)
              Series 1998, (AMBAC
              Insured),
              5.250% 09/15/06......  Aaa       AAA        4,082
   1,000    Wyoming, Building
              Corporation Revenue,
              Series 1998,
              5.000% 10/01/03......  Aaa       AAA        1,019
   1,275    Wyoming, Building
              Corporation Revenue,
              Series 1998, (AMBAC
              Insured),
              5.200% 10/01/11......  Aaa       AAA        1,409
   2,905    Wyoming, Community
              Development
              Authority,
              Mutli-Family Mortgage
              Revenue, (Aspen Court
              Apartments Project)
              Series 1999A, (Bank
              One Arizona N.A.
              LOC), Mandatory Put
              12/01/08 @ 100,
              4.750% 12/01/30......  A1        A+         2,964
   1,000    Wyoming, Community
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              1991A, (FHA
              Mortgages),
              7.100% 06/01/05......  Aa2       AA         1,007
   1,000    Wyoming, Community
              Development
              Authority, Single
              Family Mortgage
              Revenue, Series
              1991A, (FHA
              Mortgages),
              7.200% 06/01/06......  Aa2       AA         1,007
   5,000    Wyoming, Student Loan
              Corporation Student
              Loan Revenue Revenue,
              Series 1997B, (GTD
              STD LNS),
              5.000% 12/01/06......  Aa2       AA         5,398
                                                     ----------
                                                         16,886
                                                     ----------

            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $1,860,075).........................................    1,965,372
                                                                           ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                      VALUE
 (000)                                                                       (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 2.1%
              (Cost $42,682)
  42,682    Nations Tax-Exempt Reserves, Capital Class Shares#..........   $   42,682
                                                                           ----------
            TOTAL INVESTMENTS
              (Cost $1,902,757*)..............................      99.2%   2,008,054
                                                                           ----------
            OTHER ASSETS AND LIABILITIES (NET)................       0.8%
            Cash........................................................   $        1
            Receivable for Fund shares sold.............................        2,704
            Dividends receivable........................................           45
            Interest receivable.........................................       28,351
            Payable for Fund shares redeemed............................       (6,037)
            Investment advisory fee payable.............................         (415)
            Administration fee payable..................................         (346)
            Shareholder servicing and distribution fees payable.........          (20)
            Distributions payable.......................................       (6,917)
            Accrued Trustees' fees and expenses.........................          (47)
            Accrued expenses and other liabilities......................         (442)
                                                                           ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................       16,877
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,024,931
                                                                           ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    2,290
            Accumulated net realized loss on investments sold...........       (3,899)
            Net unrealized appreciation of investments..................      105,297
            Paid-in capital.............................................    1,921,243
                                                                           ----------
            NET ASSETS..................................................   $2,024,931
                                                                           ==========


                                                                              VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,966,401,132 / 189,742,371 shares outstanding).........       $10.36
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($44,628,147 / 4,307,226 shares outstanding)..............       $10.36
                                                                           ==========

            Maximum sales charge........................................        3.25%
            Maximum offering price per share............................       $10.71

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($6,200,491 / 598,482 shares outstanding).................
                                                                               $10.36
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($7,701,625 / 743,240 shares outstanding).................       $10.36
                                                                           ==========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.
Nations Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             10.35%
MBIA                                              13.68%

Nations Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Transportation Revenue                            11.11%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.3%
            ALABAMA -- 2.7%
 $ 1,100    Huntsville, Alabama, GO,
              Series 1995A,
              5.750% 02/01/14.......  Aa2       AA    $  1,189
   5,000    Huntsville, Alabama,
              Health Care Authority,
              Revenue, Series 2001A,
              5.750% 06/01/31.......  A2        A        5,067
   3,600    Jefferson County,
              Alabama, Sewer Revenue
              Refunding, Series
              1997A, (FGIC Insured),
              5.625% 02/01/18.......  Aaa       AAA      4,001
   2,000    Jefferson County,
              Alabama, Sewer Revenue
              Refunding, Series
              1997A, (FGIC Insured),
              5.625% 02/01/22.......  Aaa       AAA      2,107
   1,000    McIntosh, Alabama,
              Industrial Development
              Board, Environmental
              Improvement Revenue,
              Series 1998C,
              5.375% 06/01/28.......  A2        A        1,003
   9,750    Phoenix County, Alabama,
              Industrial Development
              Board, Environmental
              Import Revenue
              Refunding, (Mead
              Coated Board Project)
              Series 1998B,
              (GTY-AGMT),
              5.250% 04/01/28.......  Baa2      BBB      8,648
                                                      --------
                                                        22,015
                                                      --------
            ALASKA -- 3.0%
   1,250    Alaska State,
              International Airport
              Revenue, Series 2002B,
              (AMBAC Insured),
              5.500% 10/01/11.......  Aaa       AAA      1,421
   2,500    Alaska, Student Loan
              Corporation, Student
              Loan Revenue, Series
              1999A, AMT, (AMBAC
              Insured),
              4.900% 07/01/08.......  Aaa       AAA      2,693
   1,000    Anchorage, Alaska,
              Electric Utilities
              Revenue Refunding,
              Senior Lien, Series
              1993, (MBIA Insured),
              8.000% 12/01/09.......  Aaa       AAA      1,293
   7,000    Anchorage, Alaska,
              Electric Utilities
              Revenue, Senior Lien,
              Series 1996B, (MBIA
              Insured),
              5.500% 02/01/26.......  Aaa       AAA      7,404

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            ALASKA -- (CONTINUED)
 $ 1,000    North Slope Borough,
              Alaska, Capital
              Appreciation GO,
              Series 1995A, (MBIA
              Insured),
              2.210%& 06/30/06......  Aaa       AAA   $    931
  15,000    North Slope Borough,
              Alaska, Capital
              Appreciation GO,
              Series 2000B, (MBIA
              Insured),
              4.060%& 06/30/11......  Aaa       AAA     10,771
                                                      --------
                                                        24,513
                                                      --------
            ARIZONA -- 0.5%
   1,000    Maricopa County,
              Arizona, Unified
              School District Number
              48, GO Refunding,
              Series 1991B,
              6.300% 07/01/04.......  Aa2       AA       1,063
   5,000    Tucson and Pima County,
              Arizona, Industrial
              Development Authority,
              Single-Family Mortgage
              Revenue, Series 1983A,
              4.260%& 12/01/14......  Aaa       AAA      3,058
                                                      --------
                                                         4,121
                                                      --------
            ARKANSAS -- 0.7%
   1,300    Arkansas State,
              Development Finance
              Authority, Revolving
              Loan Fund, Wastewater
              Systems Revenue,
              Series 1996A,
              Prerefunded 06/01/06 @
              101,
              5.700% 12/01/12.......  Aa2       AA       1,471
   4,500    Crossett, Arkansas, PCR,
              (Georgia Pacific
              Corporation Project)
              Series 1984,
              4.875% 10/01/07.......  Ba3       BB-      3,939
                                                      --------
                                                         5,410
                                                      --------
            CALIFORNIA -- 3.8%
   5,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000A, AMT,
              (GTY-AGMT), Mandatory
              Put 8/15/08 @ 100,
              6.400% 08/15/30.......  Baa3      BBB-     5,336

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 2,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put 8/15/08
              @ 100,
              6.250% 08/15/30.......  Baa3      BBB-  $  2,140
   2,500    California State,
              Department of Water
              Resources, Power
              Supply Revenue, Series
              2002A,
              5.125% 05/01/18.......  A3        BBB+     2,619
   1,000    California State,
              Department of Water
              Resources, Power
              Supply Revenue, Series
              2002A, (AMBAC
              Insured),
              5.375% 05/01/18.......  Aaa       AAA      1,096
   1,000    California State, GO,
              Series 1983,
              9.000% 04/01/05.......  Aa3       AA-      1,138
   3,300    California State, GO,
              Series 1990,
              7.000% 08/01/05.......  A2        A        3,682
  11,400    California State, GO,
              Series 2002,
              5.000% 10/01/17.......  A2        A       11,856
   2,500    San Francisco,
              California, Bay Area
              Rapid Transit
              District, Sales Tax
              Revenue Refunding,
              Series 1990, (AMBAC
              Insured),
              6.750% 07/01/11.......  Aaa       AAA      3,098
                                                      --------
                                                        30,965
                                                      --------
            COLORADO -- 0.3%
   2,500    Douglas County,
              Colorado, Sales and
              Use Tax Revenue,
              Series 1996, (MBIA
              Insured),
              5.500% 10/15/11.......  Aaa       AAA      2,761
                                                      --------
            CONNECTICUT -- 0.7%
   5,000    Connecticut State,
              Health and Educational
              Facilities Authority,
              Revenue, (Eastern
              Connecticut Health
              Network Project)
              Series 2000A,
              6.000% 07/01/25.......  Aa2       AA       5,419
                                                      --------

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            DISTRICT OF COLUMBIA -- 3.8%
 $ 9,000    District of Columbia,
              Hospital Revenue
              Refunding, (Medlantic
              Healthcare Group
              Project) Series 1997A,
              (MBIA Insured),
              Prerefunded 08/15/07 @
              102,
              5.375% 08/15/15.......  Aaa       AAA   $ 10,095
   3,985    District of Columbia,
              Revenue Refunding,
              (Howard University
              Project) Series 1996,
              (MBIA Insured),
              5.750% 10/01/17.......  Aaa       AAA      4,497
   4,200    District of Columbia,
              Revenue, (Association
              of American Medical
              Colleges Project)
              Series 1997A, (AMBAC
              Insured),
              5.375% 02/15/17.......  Aaa       AAA      4,571
  10,400    District of Columbia,
              Revenue, (Carnegie
              Endowment Project)
              Series 1996,
              5.750% 11/15/26.......  Aa3       AA-     11,173
                                                      --------
                                                        30,336
                                                      --------
            FLORIDA -- 3.4%
   1,735    Florida State, Board of
              Education, Capital
              Outlay GO, Unrefunded
              Balance, Series 1985,
              9.125% 06/01/14.......  Aa2       AA+      2,426
   4,425    Florida State,
              Transportation
              Department, GO, Series
              2002,
              5.000% 07/01/23.......  Aa2       AA+      4,561
  10,000    Jea, Florida, St. John's
              River Power Parkway
              Systems Revenue
              Refunding, Series
              2002,
              5.250% 10/01/13.......  Aa2       AA      11,086
   4,000    Orange County, Florida,
              Tourist Development
              Tax Revenue Refunding,
              Series 1998A, (AMBAC
              Insured),
              4.750% 10/01/24.......  Aaa       AAA      4,004
   5,000    Orange County, Florida,
              Tourist Development
              Tax Revenue, Series
              2000, (AMBAC Insured),
              5.250% 10/01/17.......  Aaa       AAA      5,418
                                                      --------
                                                        27,495
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            GEORGIA -- 7.1%
 $ 5,000    Atlanta, Georgia,
              Airport Facilities
              Revenue Refunding,
              Series 2000A, (FGIC
              Insured),
              5.600% 01/01/30.......  Aaa       AAA   $  5,322
   3,000    Chatham County, Georgia,
              Hospital Medical
              Authority, Revenue,
              (Memorial Health
              Medical Center
              Project) Series 2001A,
              6.125% 01/01/24.......  A3        A-       3,175
   1,000    DeKalb County, Georgia,
              School District, GO,
              Series 1993A,
              6.250% 07/01/09.......  Aa2       AA       1,192
   4,750    Fulco, Georgia, Hospital
              Authority, Revenue
              Anticipation
              Certificates, (St.
              Josephs Hospital
              Project) Series 1994,
              5.500% 10/01/18.......  Aaa       AAA      4,931
   1,435    Gainesville & Hall
              County, Georgia,
              Hospital Authority,
              Revenue Anticipation
              Certificates,
              (Northeast Georgia
              Health System Income
              Project) Series 2001,
              5.000% 05/15/11.......  A3        A-       1,485
   1,610    Gainesville & Hall
              County, Georgia,
              Hospital Authority,
              Revenue Anticipation
              Certificates,
              (Northeast Georgia
              Health System Income
              Project) Series 2001,
              5.000% 05/15/12.......  A3        A-       1,657
   1,560    Gainesville & Hall
              County, Georgia,
              Hospital Authority,
              Revenue Anticipation
              Certificates,
              (Northeast Georgia
              Health System Income
              Project) Series 2001,
              5.000% 05/15/13.......  A3        A-       1,590
   3,000    Georgia State, GO,
              Series 1992B,
              6.250% 03/01/11.......  Aaa       AAA      3,593
   6,445    Georgia State, GO,
              Series 1998B,
              5.500% 07/01/10.......  Aaa       AAA      7,417
   7,405    Georgia State, GO,
              Series 2002F,
              3.000% 11/01/22.......  Aaa       AAA      5,797

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $ 9,425    Georgia State, Housing
              and Finance Authority,
              Single-Family Mortgage
              Revenue, Series
              1999B-2, AMT,
              6.100% 06/01/31.......  Aa2       AAA   $  9,920
   3,750    Georgia State, Municipal
              Electric Authority,
              Power Revenue, Series
              2002A, (FSA Insured),
              5.000% 01/01/18.......  Aaa       AAA      3,975
   1,000    Metropolitan Atlanta,
              Rapid Transit
              Authority of Georgia,
              Revenue Refunding,
              Series 1992P, (AMBAC
              Insured),
              6.000% 07/01/04.......  Aaa       AAA      1,059
   1,000    Metropolitan Atlanta,
              Rapid Transit
              Authority of Georgia,
              Revenue Refunding,
              Series 1992P, (AMBAC
              Insured),
              6.100% 07/01/05.......  Aaa       AAA      1,101
   2,000    Metropolitan Atlanta,
              Rapid Transit
              Authority of Georgia,
              Revenue Refunding,
              Series 1992P, (AMBAC
              Insured),
              6.250% 07/01/20.......  Aaa       AAA      2,463
   2,000    Monroe County, Georgia
              Development Authority,
              PCR, (Oglethorpe Power
              Corporation Project)
              Series 1992A,
              6.800% 01/01/11.......  A3        A        2,383
                                                      --------
                                                        57,060
                                                      --------
            HAWAII -- 0.2%
   1,180    Honolulu City and
              County, Hawaii, GO
              Refunding, Series
              1993B,
              8.000% 10/01/10.......  Aa3       AA-      1,521
                                                      --------
            ILLINOIS -- 12.1%
   3,000    Chicago, Illinois,
              Metropolitan Water
              Reclamation District
              GO, Series 1993,
              5.500% 12/01/12.......  Aaa       AA+      3,455
   3,385    Chicago, Illinois,
              Metropolitan Water
              Reclamation District,
              Capital Improvement
              GO, Series 1991,
              6.900% 01/01/07.......  Aaa       AA+      3,947

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $13,000    Chicago, Illinois,
              O'Hare International
              Airport Revenue
              Refunding
              Second Lien, Series
              1999, AMT, (AMBAC
              Insured),
              5.500% 01/01/10.......  Aaa       AAA   $ 14,321
   3,000    Chicago, Illinois,
              O'Hare International
              Airport Revenue
              Refunding, Second
              Lien, Series 1993C,
              (MBIA Insured),
              5.000% 01/01/18.......  Aaa       AAA      3,114
   2,640    Chicago, Illinois,
              O'Hare International
              Airport Revenue
              Refunding, Senior
              Lien, Series 1993A,
              5.000% 01/01/16.......  A1        A+       2,661
   2,000    Chicago, Illinois, Park
              District, GO, Series
              1996, (MBIA Insured),
              5.500% 01/01/16.......  Aaa       AAA      2,213
   4,800    Chicago, Illinois, Water
              Revenue, Senior Lien,
              Series 2000, (AMBAC
              Insured),
              5.750% 11/01/10.......  Aaa       AAA      5,584
   4,500    Cook County, Illinois,
              GO, Series 1996, (FGIC
              Insured), Prerefunded
              11/15/06 @ 101,
              5.900% 11/15/16.......  Aaa       AAA      5,180
   5,000    Cook County, Illinois,
              GO, Series 1997A,
              (MBIA Insured),
              5.625% 11/15/22.......  Aaa       AAA      5,447
   2,565    Du Page County,
              Illinois, GO, Series
              1993,
              5.600% 01/01/21.......  Aaa       AAA      2,914
   1,660    Glendale Heights,
              Illinois, Hospital
              Revenue Refunding,
              (Glendale Heights
              Project) Series 1985B,
              7.100% 12/01/15.......  Aaa       AAA      2,038
   3,700    Illinois State, GO,
              Series 1993,
              5.500% 08/01/18.......  Aa2       AA       3,828
   2,400    Illinois State, GO,
              Series 1994,
              5.800% 04/01/19.......  Aa2       AA       2,560

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 3,000    Illinois State,
              Metropolitan Pier and
              Exposition Authority,
              Dedicated Tax Revenue
              Refunding, (McCormick
              Place Expansion
              Project) Series 2002B,
              (MBIA Insured),
              5.000% 06/15/21.......  Aaa       AAA   $  3,109
   1,500    Illinois State, Sales
              Tax Revenue, Series
              1994V, Prerefunded
              06/15/05 @ 102,
              6.375% 06/15/17.......  Aa2       AAA      1,691
   2,200    Illinois State, Sales
              Tax Revenue, Series
              1994V, Prerefunded
              06/15/05 @ 102,
              6.375% 06/15/20.......  Aa2       AAA      2,480
   1,000    Illinois, Development
              Finance Authority, PCR
              Refunding,
              (Commonwealth Edison
              Company Project)
              Series 1994D, (AMBAC
              Insured),
              6.750% 03/01/15.......  Aaa       AAA      1,114
   1,800    Illinois, Educational
              Facilities Authority,
              Revenue, (Northwestern
              University Project)
              Series 1993,
              5.375% 12/01/21.......  Aa1       AA+      1,846
   4,500    Illinois, Educational
              Facilities Authority,
              Student Housing
              Advancement Funding
              Revenue, (University
              Center Project) Series
              2002,
              6.625% 05/01/17.......  Baa2      BBB      4,830
  11,640    Illinois, Metropolitan
              Pier & Exposition
              Authority, Dedicated
              State Tax Revenue,
              Unrefunded Balance,
              Series 1993A, (FGIC
              Insured),
              4.350%& 06/15/13......  Aaa       AAA      7,503
   2,140    Kendall Kane & Will
              Counties, Illinois,
              Community Unit School
              District Number 308,
              GO, Series 2002, (FGIC
              Insured),
              5.000% 10/01/14.......  Aaa       AAA      2,339

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            ILLINOIS -- (CONTINUED)
 $ 1,535    McHenry County,
              Illinois, Community
              Unit School District
              Number 200, GO, Series
              1996A, (FSA Insured),
              5.750% 01/01/13.......  Aaa       AAA   $  1,717
   8,750    Metropolitan Pier &
              Exposition Authority,
              Illinois, Dedicated
              State Tax Revenue,
              Series 1993, (FGIC
              Insured),
              4.210%& 06/15/13......  Aaa       AAA      5,719
   2,680    Southern Illinois,
              Capital Appreciation
              University Revenue,
              (Housing and Auxiliary
              Facilities Systems
              Program) Series 1997,
              (MBIA Insured),
              2.100%& 04/01/06......  Aaa       AAA      2,517
   5,000    Will County, Illinois,
              Student Housing
              Revenue, (Joliet
              Junior College
              Project) Series 2002A,
              6.750% 09/01/33.......  Baa3      BBB-     4,843
                                                      --------
                                                        96,970
                                                      --------
            INDIANA -- 2.7%
   2,500    Franklin, Indiana,
              Economic Development
              Revenue Refunding,
              (Hoover Universal,
              Inc. Project) Series
              1994, (GTY-AGMT),
              6.100% 12/01/04.......  A2        A-       2,681
   1,000    Hamilton/Southeastern
              Indiana, North
              Delaware School
              Building Corporation,
              First Mortgage
              Revenue, Series 1996,
              (AMBAC Insured, State
              Aid Withholding),
              5.000% 07/15/07.......  Aaa       AAA      1,107
   1,000    Hamilton/Southeastern
              Indiana, North
              Delaware School
              Building Corporation,
              First Mortgage
              Revenue, Series 1996,
              (AMBAC Insured, State
              Aid Withholding),
              5.100% 07/15/09.......  Aaa       AAA      1,104

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            INDIANA -- (CONTINUED)
 $ 6,200    Indiana, Health
              Facilities Financing
              Authority, Hospital
              Revenue, (Charity
              Obligation Group
              Project) Series 1997D,
              Prerefunded 11/01/07 @
              100,
              5.000% 11/01/26.......  Aaa       AAA   $  6,815
   2,000    Indiana, Health
              Facilities Financing
              Authority, Hospital
              Revenue, (Clarian
              Health Partners, Inc.
              Project) Series 1996A,
              5.500% 02/15/16.......  Aaa       AAA      2,110
   2,000    Indiana, Ivy Tech State
              College, Revenue,
              Series 1997E, (AMBAC
              Insured),
              5.125% 07/01/12.......  Aaa       AAA      2,192
   1,135    Indianapolis, Indiana,
              Marion County Public
              Library, GO, Series
              2002A,
              4.250% 07/01/15.......  Aa2       AA       1,161
   2,260    Indianapolis, Indiana,
              Marion County Public
              Library, GO, Series
              2002A,
              4.700% 07/01/19.......  Aa2       AA       2,323
   2,000    St. Joseph County,
              Indiana, Educational
              Facilities Revenue,
              (University of Notre
              Dame - Du Lac Project)
              Series 1996,
              5.500% 03/01/26.......  Aaa       AAA      2,116
                                                      --------
                                                        21,609
                                                      --------
            IOWA -- 0.4%
   2,750    Iowa, Student Loan
              Liquidity Corporation,
              Student Loan Revenue
              Refunding, Series
              1998J, AMT, (AMBAC
              Insured),
              4.800% 06/01/09.......  Aaa       AAA      2,927
                                                      --------
            KANSAS -- 0.6%
   5,720    Sedgwick County, Kansas,
              Unified School
              District No 259
              Witchita, GO, Series
              2002, (FSA Insured),
              2.500% 10/01/17.......  Aaa       AAA      4,585
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            KENTUCKY -- 0.1%
 $ 1,000    Kentucky State, Turnpike
              Authority, Economic
              Development Revenue
              Refunding,
              (Revitalization
              Project) Series 1993,
              (AMBAC Insured),
              5.500% 07/01/08.......  Aaa       AAA   $  1,141
                                                      --------
            LOUISIANA -- 0.3%
   2,500    Plaquemines, Louisiana,
              Port Harbour and
              District Marine
              Terminal Facilities
              Revenue Refunding,
              (Electro-Coal Project)
              Series 2001B,
              5.000% 09/01/07.......  A3        BBB-     2,419
                                                      --------
            MARYLAND -- 0.7%
   3,000    Maryland State, Economic
              Development
              Corporation, Student
              Housing Revenue,
              (Salisbury Collegiate
              Housing Project)
              Series 1999A,
              6.000% 06/01/30.......  Baa3      BBB-     3,069
   2,250    Northeast, Maryland,
              Waste Disposal
              Authority, Revenue
              Refunding, Series
              2003, (AMBAC Insured),
              5.500% 04/01/10.......  Aaa       AAA      2,495
                                                      --------
                                                         5,564
                                                      --------
            MASSACHUSETTS -- 0.4%
   3,000    Massachusetts State,
              Water Resources
              Authority, General
              Revenue, Series 1993C,
              (AMBAC Insured),
              5.250% 12/01/15.......  Aaa       AAA      3,386
                                                      --------
            MICHIGAN -- 2.8%
   1,670    Byron Center, Michigan,
              Public Schools, GO,
              Series 1995, (MBIA
              Insured), Prerefunded
              05/01/05 @ 101,
              5.970% 05/01/15.......  Aaa       AAA      1,844
   1,000    Detroit, Michigan, GO
              Refunding, Series
              1995B,
              6.375% 04/01/07.......  Baa1      A-       1,077
   1,675    Detroit, Michigan,
              Michigan City School
              District, GO
              Refunding, Series
              2003A, (FGIC Insured),
              5.000% 05/01/09.......  Aaa       AAA      1,865

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            MICHIGAN -- (CONTINUED)
 $ 1,000    Leslie, Michigan, Public
              Schools Ingham and
              Jackson Counties, GO
              Refunding, Series
              1995, (AMBAC Insured),
              Prerefunded 05/01/05 @
              101,
              6.000% 05/01/15.......  Aaa       AAA   $  1,105
   3,000    Michigan State,
              Comprehensive
              Transportation Revenue
              Refunding, Series
              1996A, (MBIA Insured),
              5.250% 08/01/13.......  Aaa       AAA      3,300
   3,435    Michigan State,
              Environmental
              Protection Program,
              GO, Series 1992,
              6.250% 11/01/12.......  Aaa       AAA      4,076
   2,060    River Roughe, Michigan,
              School District, GO,
              Series 2002, (FGIC
              Insured),
              5.250% 05/01/13.......  Aaa       AAA      2,309
   6,310    University of Michigan,
              Hospital Revenue
              Refunding, Series
              2002,
              5.250% 12/01/20.......  Aa2       AA       6,602
                                                      --------
                                                        22,178
                                                      --------
            MISSISSIPPI -- 0.7%
   3,000    Lowndes County,
              Mississippi, Solid
              Waste Disposal PCR
              Refunding,
              (Weyerhaeuser Company
              Project) Series 1992A,
              6.800% 04/01/22.......  Baa2      BBB      3,437
   2,200    Mississippi, Hospital
              Equipment and
              Facilities Improvement
              Authority, Revenue
              Refunding, (North
              Mississippi Health
              Services Project)
              Series 1993-1, (AMBAC
              Insured),
              5.400% 05/15/04.......  Aaa       AAA      2,255
                                                      --------
                                                         5,692
                                                      --------
            MISSOURI -- 3.5%
   1,000    Independence, Missouri,
              School District, GO,
              Series 1991,
              6.250% 03/01/11.......  A3        A-       1,174
   1,450    Jefferson City,
              Missouri, School
              District, GO, Series
              1991A,
              6.700% 03/01/11.......  Aa2       AA       1,734

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 1,500    Kansas City, Missouri,
              Water Revenue, Series
              1994D, Prerefunded
              12/01/04 @ 100,
              6.600% 12/01/14.......  Aa3       AA    $  1,632
   3,425    Missouri State,
              Environmental
              Improvement and Energy
              Resource Authority,
              PCR Refunding,
              (Associated Electrical
              Cooperation Thomas
              Hill Project) Series
              1996,
              5.500% 12/01/10.......  A1        AA       3,883
   2,000    Missouri State,
              Environmental
              Improvement and Energy
              Resource Authority,
              PCR Refunding,
              (Associated Electrical
              Cooperation Thomas
              Hill Project) Series
              1996,
              5.500% 12/01/11.......  A1        AA       2,235
   4,065    Missouri State, GO,
              Series 1995,
              5.600% 04/01/15.......  Aaa       AAA      4,486
   2,000    Missouri State, Health
              and Educational
              Facilities Authority,
              Revenue, (SSM Health
              Care Corporation
              Project) Series 2002A,
              5.000% 06/01/11.......  Aa3       AA-      2,151
   2,500    Missouri State, Health
              and Educational
              Facilities Authority,
              Revenue, (SSM Health
              Care Project) Series
              2002A,
              5.250% 06/01/12.......  Aa3       AA-      2,727
     770    Missouri State, Housing
              Development
              Commission, Single-
              Family Mortgage
              Revenue, (Homeowner
              Loan Project) Series
              1995A, AMT,
              (GNMA/FHA/VA COLL),
              6.100% 09/01/14.......  Aaa       AAA        805
   1,625    Missouri State, Water
              Pollution Control, GO,
              Series 1995A,
              5.600% 04/01/15.......  Aaa       AAA      1,793
   3,500    Sikeston, Missouri,
              Electrical Revenue
              Refunding, Series
              1992, (MBIA Insured),
              6.100% 06/01/07.......  Aaa       AAA      4,028

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            MISSOURI -- (CONTINUED)
 $ 1,400    St. Louis, Missouri,
              Industrial Development
              Authority, PCR
              Refunding, (Anheuser
              Busch Company Project)
              Series 1991,
              6.650% 05/01/16.......  A1        A+    $  1,749
                                                      --------
                                                        28,397
                                                      --------
            NEBRASKA -- 0.2%
   1,600    Omaha, Nebraska, Public
              Power District,
              Electric Revenue,
              Series 1992B,
              6.200% 02/01/17.......  Aa2       AA       1,942
                                                      --------
            NEVADA -- 2.3%
   1,000    Clark County, Nevada,
              GO, Series 2000B,
              5.375% 12/01/10.......  Aa2       AA       1,141
   2,960    Clark County, Nevada,
              Passenger Facility
              Revenue Refunding,
              Series 2002, (MBIA
              Insured),
              5.250% 07/01/11.......  Aaa       AAA      3,221
   4,515    Clark County, Nevada,
              Passenger Facility
              Revenue Refunding,
              Series 2002, (MBIA
              Insured),
              5.250% 07/01/12.......  Aaa       AAA      4,902
   4,000    Nevada State, GO, Series
              1995A,
              5.500% 11/01/16.......  Aa2       AA       4,399
   2,625    Nevada State, GO, Series
              1995A,
              5.500% 11/01/17.......  Aa2       AA       2,887
   2,000    Nevada State, Municipal
              Board, GO, (Bank
              Project Number 40-41)
              Series 1993A,
              6.375% 12/01/17.......  Aaa       AAA      2,048
                                                      --------
                                                        18,598
                                                      --------
            NEW JERSEY -- 0.5%
   2,500    New Jersey State, GO,
              Series 1986B,
              6.250% 01/15/05.......  Aa2       AA       2,712
     825    New Jersey State,
              Highway Authority,
              Garden State Parkway
              Generated Revenue,
              Series 1971,
              6.500% 01/01/11.......  Aaa       AAA        962
                                                      --------
                                                         3,674
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            NEW MEXICO -- 0.2%
 $ 1,355    New Mexico, Mortgage
              Finance Authority,
              Single-Family Mortgage
              Revenue, Series
              1997C-2, AMT,
              (GNMA/FNMA/FHLMC
              COLL),
              6.050% 07/01/28.......  Aaa       AAA   $  1,410
                                                      --------
            NEW YORK -- 3.4%
   1,555    New York City, New York,
              Industrial Development
              Agency, Civic
              Facilities Revenue,
              (Polytechnic
              University Project)
              Series 2000,
              5.300% 11/01/09.......  Baa3      BBB-     1,556
   3,520    New York City, New York,
              Municipal Water
              Finance Authority,
              Water and Sewer
              Revenue, Series 2001D,
              5.250% 06/15/25.......  Aa2       AA       3,658
   1,250    New York City, New York,
              Municipal Water
              Finance Authority,
              Water and Sewer
              Systems Revenue,
              Series 1997B,
              5.750% 06/15/29.......  Aa2       AA       1,376
   7,250    New York City, New York,
              Transitional Finance
              Authority, Revenue
              Refunding, Future Tax
              Secured, Series 2002A,
              5.500% 11/01/26.......  Aa2       AA+      8,055
   1,000    New York State,
              Dormitory Authority,
              Revenue, Series 2002B,
              Mandatory Put 05/15/12
              @ 100,
              5.250% 11/15/23.......  Aa3       AA-      1,090
   2,390    New York State, Local
              Government Assistance
              Corporation, Revenue,
              Series 1995A,
              Prerefunded 04/01/05 @
              102,
              6.000% 04/01/16.......  A3        AA-      2,661
   2,000    New York State, Power
              Authority, Revenue,
              Series 2002A,
              5.000% 11/15/21.......  Aa2       AA-      2,071
   5,000    New York State, Urban
              Development
              Corporation,
              Correctional and Youth
              Facility Services
              Revenue, Series 2002A,
              Mandatory Put 1/01/11
              @ 100,
              5.000% 01/01/17.......  Aa3       AA-      5,385

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            NEW YORK -- (CONTINUED)
 $ 1,750    New York, New York, City
              Municipal Water
              Financing Authority,
              Water and Sewer
              Systems Revenue,
              Series 1998D,
              4.750% 06/15/12.......  Aa2       AA    $  1,853
                                                      --------
                                                        27,705
                                                      --------
            NORTH CAROLINA -- 1.2%
   2,425    Haywood County, North
              Carolina, Industrial
              Facilities and
              Pollution Control
              Financing Authority,
              Solid Waste Disposal
              Revenue Refunding,
              (Champion
              International
              Corporation Project)
              Series 1999, AMT,
              6.400% 11/01/24.......  Baa2      BBB      2,529
   5,450    New Hanover County,
              North Carolina, GO,
              Series 2001,
              5.000% 06/01/20.......  Aa2       AA       5,787
   1,240    Wilmington, North
              Carolina, Certificates
              of Participation,
              Series 2003A, (AMBAC
              Insured),
              5.000% 06/01/14.......  Aaa       AAA      1,365
                                                      --------
                                                         9,681
                                                      --------
            OHIO -- 1.9%
   3,250    Dayton, Ohio, Special
              Facilities Revenue
              Refunding, (Air
              Freight Corporation
              Project) Series 1993F,
              6.050% 10/01/09.......  Ba1       BB+      3,002
   9,500    Dayton, Ohio, Special
              Facilities Revenue,
              (Air Freight
              Corporation Project)
              Series 1988D, AMT,
              6.200% 10/01/09.......  Ba1       BB+      8,798
   1,000    Lucas County, Ohio,
              Hospital Revenue,
              (Flower Hospital
              Project) Series 1993,
              Prerefunded 12/01/04 @
              101,
              6.125% 12/01/13.......  NR        NR       1,083
   2,000    Ohio State, Public
              Facilities Commission
              Revenue, Series 1998C,
              4.500% 06/01/13.......  Aaa       AAA      2,071
                                                      --------
                                                        14,954
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            OKLAHOMA -- 0.3%
 $ 3,000    Oklahoma, Development
              Finance Authority,
              Revenue Refunding,
              (Hillcrest Healthcare
              Center Inc. Project)
              Series 1999A,
              5.000% 08/15/08.......  B1        B-    $  2,524
                                                      --------
            PENNSYLVANIA -- 1.2%
   1,725    Philadelphia,
              Pennsylvania, Hospital
              and Higher Education
              Facilities Authority,
              Hospital Revenue,
              (Frankford Hospital
              Project) Series 1993A,
              6.000% 06/01/14.......  A3        A-       1,771
   3,125    Philadelphia,
              Pennsylvania, Hospital
              and Higher Education
              Facilities Authority,
              Hospital Revenue,
              (Frankford Hospital
              Project) Series 1993A,
              6.000% 06/01/23.......  A3        A-       3,209
   4,800    Philadelphia,
              Pennsylvania,
              Industrial Development
              Authority, IDR
              Refunding, (Ashland
              Oil Inc. Project)
              Series 1993,
              5.700% 06/01/05.......  Baa2      BBB      4,996
                                                      --------
                                                         9,976
                                                      --------
            SOUTH CAROLINA -- 4.2%
   4,000    Georgetown County, South
              Carolina,
              Environmental
              Improvement Revenue
              Refunding,
              (International Paper
              Company Project)
              Series 2000A,
              (GTY-AGMT),
              5.950% 03/15/14.......  Baa2      BBB      4,293
   2,000    Greenville, South
              Carolina, Hospital
              Facilities Revenue
              Refunding, Series
              1996B, (GTY-AGMT),
              5.250% 05/01/17.......  Aa3       AA       2,068
   5,000    Greenville, South
              Carolina, Hospital
              Facilities Revenue,
              Series 2001,
              5.500% 05/01/26.......  Aaa       AAA      5,278
   3,095    South Carolina State,
              Public Service
              Authority, Revenue
              Refunding, Series
              2002D, (FSA Insured),
              5.000% 01/01/18.......  Aaa       AAA      3,294

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $ 8,085    South Carolina State,
              State School
              Facilities, GO, Series
              2001A,
              3.500% 01/01/16.......  Aaa       AAA   $  7,614
   1,320    South Carolina, State
              Housing Finance and
              Development Authority,
              Revenue,
              (Homeownership
              Mortgage Purchase
              Project) Series 1994A,
              6.375% 07/01/16.......  Aa2       AA       1,375
   3,500    South Carolina, State
              Public Services
              Authority, Revenue
              Refunding, Series
              1995B, (FGIC Insured),
              5.875% 01/01/19.......  Aaa       AAA      3,882
   2,900    South Carolina, Tobacco
              Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28.......  A1        A        2,518
   4,000    York County, South
              Carolina, Exempt
              Facilities IDR,
              (Hoechst Celanese
              Corporation Project)
              Series 1994, AMT,
              5.700% 01/01/24.......  Baa2      BBB      3,724
                                                      --------
                                                        34,046
                                                      --------
            SOUTH DAKOTA -- 0.6%
   5,000    South Dakota, Housing
              Development Authority,
              Revenue, Series 2002E,
              5.550% 05/01/31.......  Aa1       AAA      5,099
                                                      --------
            TENNESSEE -- 3.5%
   1,000    Franklin, Tennessee,
              Special School
              District, GO
              Refunding, Series
              2002,
              5.000% 06/01/12.......  Aa2       AA       1,107
   5,500    Knox County, Tennessee,
              Health Educational and
              Housing Facilities
              Board Revenue,
              (University Health
              Systems Inc. Project)
              Series 1999,
              5.750% 04/01/19.......  Baa1      BBB+     5,663
   4,500    Maury County, Tennessee,
              Industrial Development
              Board, Multi-Model PCR
              Refunding, (General
              Motors Corporation -
              Saturn Corporation
              Project) Series 1994,
              6.500% 09/01/24.......  A3        BBB      4,698

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $ 4,000    Maury County, Tennessee,
              Industrial Development
              Board, Solid Waste
              Disposal Revenue,
              Occidental Petroleum
              Corporation, AMT,
              Series 2001A,
              (GTD-AGMT),
              6.250% 08/01/18.......  Baa2      BBB-  $  4,068
   1,000    Memphis, Tennessee, GO
              Refunding, Series
              1996,
              5.200% 11/01/10.......  Aa2       AA       1,110
   5,000    Memphis-Shelby County,
              Tennessee, Airport
              Authority, Special
              Facilities Revenue
              Refunding, (Federal
              Express Corporation
              Project) Series 2001,
              5.000% 09/01/09.......  Baa2      BBB      5,340
   2,500    Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Water and Sewer
              Systems Revenue
              Refunding, Series
              1993, (FGIC Insured),
              5.200% 01/01/13.......  Aaa       AAA      2,785
   2,000    Metropolitan Government,
              Nashville and Davidson
              County, Tennessee,
              Water and Sewer
              Systems Revenue
              Refunding, Series
              1996, (MBIA Insured),
              5.500% 01/01/14.......  Aaa       AAA      2,230
   1,000    Wilson County,
              Tennessee, GO
              Refunding, Series
              2002, (FGIC Insured),
              5.000% 04/01/11.......  Aaa       AAA      1,108
                                                      --------
                                                        28,109
                                                      --------
            TEXAS -- 8.4%
   2,470    Beaumont, Texas,
              Independent School
              District, GO, Series
              1996, (PSF-GTD),
              5.000% 02/15/17.......  Aaa       AAA      2,594
   1,540    Bexar, Texas,
              Metropolitan Water
              District, Waterworks
              Revenue, Series 1995,
              (MBIA Insured),
              Prerefunded 05/01/05 @
              102,
              6.000% 05/01/15.......  Aaa       AAA      1,716

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 2,070    Bexar, Texas,
              Metropolitan Water
              District, Waterworks
              Revenue, Unrefunded
              Balance, Series 1995,
              (MBIA Insured),
              6.000% 05/01/15.......  Aaa       AAA   $  2,287
   1,000    Brazos River Authority,
              Texas, Revenue
              Refunding, (Houston
              Light and Power
              Company Project)
              Series 1992B, (MBIA
              Insured),
              6.375% 04/01/12.......  Aaa       AAA      1,031
   1,720    Colorado River, Texas,
              Water Revenue
              Refunding, Series
              2003, (AMBAC Insured),
              5.000% 01/01/11.......  Aaa       AAA      1,890
   1,540    Comal, Texas,
              Independent School
              District, GO, Series
              1996A, (PSF-GTD),
              Prerefunded 02/01/06 @
              100,
              5.600% 02/01/10.......  Aaa       AAA      1,706
   1,750    Dallas County, Texas,
              GO, Series 1996,
              5.250% 08/15/16.......  Aaa       AAA      1,897
   2,220    Grand Prairie, Texas,
              Independent School
              District, GO
              Refunding, Series
              2002, (PSF-GTD),
              5.000% 02/15/22.......  Aaa       AAA      2,277
   9,075    Harris County, Texas,
              GO, Refunding, Series
              2002, (MBIA Insured),
              5.050%& 08/15/19......  Aaa       AAA      4,011
   3,335    Harris County, Texas,
              Health Facilities
              Development Authority,
              Hospital Revenue,
              (Memorial Herman
              Hospital Systems
              Project) Series 1998,
              (FSA Insured),
              5.500% 06/01/11.......  Aaa       AAA      3,749
   1,000    Harris County, Texas,
              Health Facilities
              Development
              Corporation, Hospital
              Revenue, (St. Lukes's
              Episcopal Project)
              Series 2001A,
              5.500% 02/15/11.......  Aa3       AA-      1,107

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 5,000    Houston, Texas, Airport
              Systems Revenue,
              Series 1998B, AMT,
              (FGIC Insured),
              5.000% 07/01/16.......  Aaa       AAA   $  5,102
   5,000    Lubbock, Texas, Health
              Facilities Development
              Authority, Corporate
              Revenue, (St. Joseph
              Health Systems
              Project) Series 1998,
              (FSA Insured),
              5.000% 07/01/07.......  Aaa       AAA      5,499
   4,155    McKinney, Texas,
              Independent School
              District, GO, Series
              2001, (PSF-GTD),
              5.125% 02/15/17.......  Aaa       AAA      4,430
   2,000    North Central Texas,
              Health Facilities
              Development
              Corporation, Hospital
              Revenue, (Presbyterian
              Healthcare Project)
              Series 1991A,
              6.625% 06/01/11.......  Aaa       AAA      2,392
   5,000    Sam Rayburn, Texas,
              Municipal Power
              Agency, Revenue
              Refunding, Series
              2002,
              6.000% 10/01/16.......  Baa2      BBB-     5,343
   3,000    San Antonio, Texas,
              Electric and Gas
              Revenue, Series 1995,
              (MBIA Insured),
              5.375% 02/01/18.......  Aaa       AAA      3,244
   2,000    San Antonio, Texas, GO,
              Series 1996,
              5.250% 08/01/15.......  Aa2       AA+      2,150
   2,000    Texas City, Texas, IDR
              Refunding, (Atlantic
              Richfield Company
              Project) Series 1990,
              7.375% 10/01/20.......  Aa2       AA+      2,621
   3,000    Texas State, GO
              Refunding, Series
              1996B, Prerefunded
              10/01/06 @ 100,
              5.750% 10/01/15.......  Aa1       AAA      3,401
   1,000    Texas State, GO, Series
              1996,
              5.500% 08/01/15.......  Aa1       AA       1,097
   1,500    Texas State, University
              System Financing
              Refunding Revenue,
              Series 2002, (FSA
              Insured),
              5.000% 03/15/17.......  Aaa       AAA      1,593

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $ 4,000    Texas, Port of Bay City
              Authority, Matagorda
              County Revenue,
              (Hoechst Celanese
              Corporation Project),
              Series 1996, AMT,
              6.500% 05/01/26.......  Baa2      BBB   $  4,006
   2,500    Texas, Red River
              Authority, PCR
              Refunding, Series
              1991, (AMBAC Insured),
              5.200% 07/01/11.......  Aaa       AAA      2,687
                                                      --------
                                                        67,830
                                                      --------
            UTAH -- 1.4%
   2,000    Emery County, Utah, PCR
              Refunding, (Pacificorp
              Project) Series 1993A,
              (AMBAC Insured),
              5.650% 11/01/23.......  Aaa       AAA      2,053
   4,000    Murray City, Utah,
              Hospital Revenue
              Refunding, (IHC Health
              Services, Inc.
              Project) Series 1996,
              (MBIA Insured),
              5.000% 05/15/22.......  Aaa       AAA      4,026
   1,835    Provo, Utah, Electric
              Revenue, Series 1980,
              10.125% 04/01/15......  Aaa       AAA      2,574
   2,500    Utah, County Hospital
              Revenue, Series 1997,
              (MBIA Insured),
              5.250% 08/15/26.......  Aaa       AAA      2,537
                                                      --------
                                                        11,190
                                                      --------
            VERMONT -- 0.3%
   1,985    Vermont, Municipal Bond
              Bank, Revenue, Series
              1996-1, (AMBAC
              Insured),
              5.750% 12/01/15.......  Aaa       AAA      2,253
                                                      --------
            VIRGINIA -- 0.6%
   2,830    Fairfax County,
              Virginia, Water and
              Sewer Authority, Water
              Revenue, Unrefunded
              Balance, Series 1992,
              6.000% 04/01/22.......  Aa1       AAA      3,239
   1,600    Virginia State, Housing
              Development Authority,
              Commonwealth
              Mortgage Revenue,
              Series 1995, (MBIA
              Insured),
              5.700% 01/01/14.......  Aaa       AAA      1,675
                                                      --------
                                                         4,914
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            WASHINGTON -- 12.2%
 $ 8,500    Chelan County,
              Washington,
              Development
              Corporation, PCR
              Refunding, (Alcoa,
              Inc. Project) Series
              1995,
              5.850% 12/01/31.......  A2        A     $  8,882
   2,310    Chelan County,
              Washington, Public
              Utilities District
              Division III Revenue,
              Series 1997A, AMT,
              Mandatory Put 07/01/20
              @ 100,
              5.600% 07/01/32.......  Aa2       AA       2,352
   2,480    Clark County,
              Washington, Sewer
              Revenue, Series 1996,
              (MBIA Insured),
              Prerefunded 12/01/06 @
              100,
              5.800% 12/01/11.......  Aaa       AAA      2,826
   1,035    King County, Washington,
              Library Systems, GO,
              Series 1992,
              6.150% 12/01/10.......  Aa3       AA-      1,192
   2,000    King County, Washington,
              School District No.
              403 Renton, GO, Series
              1998,
              5.250% 06/01/15.......  Aa3       AA-      2,178
   2,000    King County, Washington,
              School District Number
              415, GO, Series 1996,
              (FSA Insured),
              Prerefunded 06/01/06 @
              100,
              5.800% 06/01/13.......  Aaa       AAA      2,251
   3,000    King County, Washington,
              Sewer GO Refunding,
              Series 1996C,
              5.250% 01/01/17.......  Aa1       AA+      3,241
   8,500    Pilchuck, Washington,
              Public Development
              Corporation, Special
              Airport Facilities
              Revenue, (Tramco Inc.
              Project) Series 1993,
              AMT,
              6.000% 08/01/23.......  Baa3      BBB      8,265
   2,405    Port Seattle,
              Washington, GO, Series
              2000, AMT,
              6.000% 12/01/11.......  Aa1       AA+      2,719
   4,885    Port Seattle,
              Washington, Revenue,
              Series 1999B, (FGIC
              Insured),
              5.500% 09/01/13.......  Aaa       AAA      5,353
   4,365    Seattle, Washington, GO,
              Series 1996A,
              5.625% 01/15/10.......  Aa1       AAA      4,820
   1,795    Seattle, Washington, GO,
              Series 1997,
              5.300% 08/01/17.......  Aa1       AAA      1,971

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            WASHINGTON -- (CONTINUED)
 $ 6,100    Seattle, Washington,
              Water Systems Revenue
              Refunding, Series
              1993,
              5.500% 06/01/18.......  Aa2       AA    $  6,260
   1,525    Skagit County,
              Washington, School
              District Number 320,
              GO Refunding, Series
              1996, (FGIC Insured),
              5.500% 12/01/12.......  Aaa       AAA      1,690
   2,000    Tacoma, Washington,
              Conservation Systems
              Project Revenue,
              Series 1994,
              6.600% 01/01/15.......  Aa1       AA-      2,168
   2,000    Tacoma, Washington,
              Electric System
              Revenue, Series 1997,
              (AMBAC Insured),
              5.250% 01/01/15.......  Aaa       AAA      2,181
  12,700    Washington State, GO,
              Series 1990A,
              6.750% 02/01/15.......  Aa1       AA+     15,981
  10,000    Washington State, GO,
              Series 2000A,
              5.625% 07/01/21.......  Aa1       AA+     10,785
   2,955    Washington State, GO,
              Unrefunded Balance,
              Series 1992-93A,
              5.750% 10/01/12.......  Aa1       AA+      3,401
   5,000    Washington State, Public
              Power Supply Systems
              Revenue Refunding,
              Series 1996A, (MBIA
              Insured),
              5.750% 07/01/11.......  Aaa       AAA      5,613
     255    Washington State, Public
              Power Supply Systems
              Revenue, (Nuclear
              Project Number 1)
              Series 1990B,
              Prerefunded 07/01/04 @
              100,
              7.250% 07/01/09.......  Aa1       AA-        318
   1,145    Washington State, Public
              Power Supply Systems
              Revenue, (Nuclear
              Project Number 1)
              Series 1990B,
              Unrefunded 07/01/04 @
              100,
              7.250% 07/01/09.......  Aa1       AA       1,347
   1,505    Washington State, Public
              Power Supply Systems
              Revenue, (Nuclear
              Project Number 2)
              Series 1990A,
              Prerefunded 07/01/04 @
              100,
              7.250% 07/01/06.......  Aa1       AA-      1,766
                                                      --------
                                                        97,560
                                                      --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            WEST VIRGINIA -- 0.6%
 $ 1,450    Jefferson County, West
              Virginia, Board of
              Education, GO, Series
              1989, (FGIC Insured),
              6.850% 07/01/07.......  Aaa       AAA   $  1,726
   1,560    Jefferson County, West
              Virginia, Board of
              Education, GO, Series
              1989, (FGIC Insured),
              6.850% 07/01/08.......  Aaa       AAA      1,892
   1,000    West Virginia
              University, State
              University Systems
              Revenue, (Marshall
              University Library
              Project) Series 1996,
              (AMBAC Insured),
              5.750% 04/01/16.......  Aaa       AAA      1,106
                                                      --------
                                                         4,724
                                                      --------
            WISCONSIN -- 2.2%
   3,000    Menomonee Falls,
              Wisconsin, Sewer
              Systems Revenue,
              Series 1996A, (AMBAC
              Insured),
              5.650% 05/01/16.......  Aaa       AAA      3,335
   1,000    Wisconsin State, GO
              Refunding, Series
              1993-1,
              5.800% 11/01/08.......  Aa3       AA-      1,162
   4,000    Wisconsin State, Health
              and Educational
              Facilities Authority,
              Revenue, (Aurora
              Health Care Inc.
              Project) Series 1999A,
              5.600% 02/15/29.......  Baa1      BBB+     3,826
   3,500    Wisconsin State, Health
              and Educational
              Facilities Authority,
              Revenue, (Aurora
              Health Care Project)
              Series 1999B,
              5.500% 02/15/15.......  Baa1      BBB+     3,553
   5,500    Wisconsin State, Health
              and Educational
              Facilities Authority,
              Revenue, (Aurora
              Health Care Project)
              Series 1999B,
              5.625% 02/15/20.......  Baa1      BBB+     5,455
                                                      --------
                                                        17,331
                                                      --------
            WYOMING -- 1.6%
   2,300    Campbell County,
              Wyoming, School
              District Number
              001-Gillette, GO,
              Series 1996, (SCH BD
              GTY),
              5.550% 06/01/06.......  Aaa       AAA      2,556

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            WYOMING -- (CONTINUED)
 $10,000    Wyoming, Student Loan
              Corporation, Revenue
              Refunding, Series
              1999A,
              6.250% 06/01/29.......  Aa2       AA    $ 10,629
                                                      --------
                                                        13,185
                                                      --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $723,988).......................   783,189
                                                      --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 1.7%
              (Cost $13,631)
  13,631    Nations Tax-Exempt Reserves, Capital Class Shares#............     13,631
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $737,619*)..................................      99.0%   796,820
                                                                             --------

            OTHER ASSETS AND LIABILITIES (NET)..................       1.0%
            Receivable for Fund shares sold...............................   $  2,285
            Dividends receivable..........................................          6
            Interest receivable...........................................     12,107
            Payable for Fund shares redeemed..............................       (413)
            Investment advisory fee payable...............................       (255)
            Administration fee payable....................................       (137)
            Shareholder servicing and distribution fees payable...........        (19)
            Distributions payable.........................................     (2,916)
            Payable for investment securities purchased...................     (2,474)
            Accrued Trustees' fees and expenses...........................        (47)
            Accrued expenses and other liabilities........................       (233)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      7,904
                                                                             --------
            NET ASSETS..........................................     100.0%  $804,724
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $  1,802
            Accumulated net realized loss on investments sold.............    (16,008)
            Net unrealized appreciation of investments....................     59,201
            Paid-in capital...............................................    759,729
                                                                             --------
            NET ASSETS....................................................   $804,724
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                              VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($749,046,317 / 67,688,731 shares outstanding)..............     $11.07
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($44,823,165 / 4,051,653 shares outstanding)................     $11.06
                                                                             ========

            Maximum sales charge..........................................      4.75%
            Maximum offering price per share..............................     $11.61

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($9,263,328 / 837,225 shares outstanding)...................     $11.06
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($1,591,336 / 143,807 shares outstanding)...................     $11.07
                                                                             ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             10.26%
MBIA                                              12.76%

Nations Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Industrial Development Revenue/Pollution Control
 Revenue                                          10.27%
Prerefunded                                       10.15%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.4%
            CALIFORNIA -- 92.5%
 $1,250     ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Certificates of
              Participation
              Refunding, (Episcopal
              Homes Foundation
              Project) Series 1998,
              5.000% 07/01/07........  A3        A-    $  1,345
  2,000     ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put 8/15/08 @
              100,
              6.250% 08/15/30........  Baa3      BBB-     2,140
    600     ABAG Finance Authority
              for Non-Profit
              Corporations,
              Certificates of
              Participation
              Refunding, (American
              Baptist Homes Project)
              Series 1998A,
              5.500% 10/01/07........  Ba1       BB+        607
  2,200     Alameda County,
              California,
              Certificates of
              Participation
              Refunding, (Santa Rita
              Jail Project) Series
              1993, (MBIA Insured),
              5.375% 06/01/09........  Aaa       AAA      2,535
  1,000     Alameda County,
              California,
              Certificates of
              Participation
              Refunding, Series
              2001A, (MBIA Insured),
              4.250% 12/01/11........  Aaa       AAA      1,063
  1,000     Anaheim, California,
              Public Financing
              Authority, Lease
              Revenue, (Public
              Improvements Project)
              Series 1997C, (FSA
              Insured),
              6.000% 09/01/11........  Aaa       AAA      1,190
  1,900     Burbank, California,
              Public Financing
              Authority, Revenue,
              (Golden State
              Redevelopment Project)
              Series 12003A, (AMBAC
              Insured),
              4.500% 12/01/09........  Aaa       AAA      2,084
  1,325     California State
              University, Revenue,
              (Systemwide Project)
              Series 2003A, (FGIC
              Insured),
              5.000% 11/01/12........  Aaa       AAA      1,482

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,000     California State,
              Department of Water
              Resources, Power Supply
              Revenue, Series 2002A,
              6.000% 05/01/13........  A3        BBB+  $  2,324
  2,765     California State,
              Department of Water
              Resources, Water
              Systems Revenue,
              (Center Valley Project
              Revenue) Series 1997S,
              5.000% 12/01/06........  Aa2       AA       3,084
  1,000     California State,
              Department of Water
              Resources, Water
              Systems Revenue,
              (Center Valley Project)
              Series 1992J-2,
              6.000% 12/01/06........  Aa2       AA       1,149
     20     California State,
              Department of Water
              Resources, Water
              Systems Revenue,
              (Center Valley Project)
              Series 1998T,
              5.500% 12/01/08........  Aa2       AA          23
  3,000     California State, GO,
              Series 1997BL, AMT,
              5.300% 12/01/12........  A2        AA-      3,144
  1,690     California, Health
              Facilities Finance
              Authority, Revenue,
              (Catholic Health
              Corporation Project)
              Series 1994A, (MBIA
              Insured),
              5.600% 11/15/04........  Aaa       AAA      1,810
  1,000     California, Health
              Facilities Finance
              Authority, Revenue,
              (Cedars-Sinai Medical
              Center Project) Series
              1999A,
              6.125% 12/01/19........  A3        A-       1,085
  2,000     California, Health
              Facilities Finance
              Authority, Revenue,
              (Kaiser Permanente
              Project) Series 1998A,
              5.250% 06/01/12........  Aaa       AAA      2,198
  1,000     California, Health
              Facilities Finance
              Authority, Revenue,
              (Sisters Providence
              Project) Series 1996,
              5.500% 10/01/05........  Aa3       AA-      1,094
  1,040     California,
              Infrastructure &
              Economic Development
              Bank Revenue, (American
              Center for Wine, Food,
              Arts Project) Series
              1999, (ACA Insured),
              5.250% 12/01/08........  A2        A        1,155

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $3,285     California, Santa
              Magarita/ Dana Point
              Authority, Revenue,
              Series 1997A, (AMBAC
              Insured),
              5.500% 08/01/11........  Aaa       AAA   $  3,703
  1,000     California, Statewide
              Communities Development
              Authority, Certificates
              of Participation
              Refunding,
              (Cedars-Sinai Medical
              Center) Series 1993,
              4.700% 11/01/03........  A3        A-       1,017
  1,940     California, Statewide
              Communities Development
              Authority, Certificates
              of Participation,
              (Catholic Healthcare
              West Project) Series
              1999,
              6.000% 07/01/09........  Baa2      BBB      2,159
  1,000     California, Statewide
              Communities Development
              Authority, Solid Waste
              Facilities Revenue,
              (Waste Management Inc.
              Project) Series 2001,
              AMT, (Waste Management
              Inc. GTY-AGMT),
              Mandatory Put 04/01/04
              @ 100,
              4.950% 04/01/11........  Baa2      BBB      1,019
  1,000     Chaffey, California, High
              School District, GO,
              Series 2000B, (FGIC
              Insured),
              5.500% 08/01/14........  Aaa       AAA      1,128
  2,025     Culver City, California,
              Redevelopment Finance
              Authority, Revenue
              Refunding, Series 1993,
              (AMBAC Insured),
              5.500% 11/01/14........  Aaa       AAA      2,313
  1,000     East Bay Municipal
              Utilities District,
              California, Wastewater
              Systems Revenue
              Refunding, Series
              2003F, (AMBAC Insured),
              5.000% 04/01/15........  Aaa       AAA      1,092
  1,000     East Bay-Delta,
              California, Housing &
              Finance Authority,
              Revenue, Series 2001A,
              (MBIA Insured),
              4.250% 06/01/05........  Aaa       AAA      1,056

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,280     Fontana, California,
              Redevelopment Agency
              Tax Allocation
              Refunding, (Jurupa
              Hills Redevelopment
              Project) Series 1999A,
              4.625% 10/01/05........  Baa1      BBB+  $  1,351
  1,750     Foothill/Eastern Corridor
              Agency, California,
              Toll Road Revenue,
              Series 1995A,
              Prerefunded 01/01/10 @
              102,
              0.00% due 01/01/13,
              7.150% beginning
              01/01/05...............  Aaa       AAA      1,968
  1,000     Golden State Tobacco
              Securitization
              Corporations, Tobacco
              Settlement Revenue,
              Series 2003A-1,
              3.400% 06/01/08........  A1        A          967
  5,000     Inland Empire,
              California, Solid Waste
              Authority, Revenue,
              (Landfill Improvement
              Financing Project)
              Series 1996B, AMT, (FSA
              Insured),
              6.250% 08/01/11........  Aaa       AAA      5,856
  1,700     Kern, California, High
              School District, GO
              Refunding, Series
              1996A, (MBIA Insured),
              6.100% 08/01/07........  Aaa       AAA      1,974
  1,500     Long Beach, California,
              Harbor Revenue, Series
              1995, AMT, (MBIA
              Insured),
              8.000% 05/15/04........  Aaa       AAA      1,607
    690     Los Angeles County,
              California,
              Certificates of
              Participation, (Marina
              Del Rey Project) Series
              1993A,
              6.250% 07/01/03........  NR        NR         697
  1,500     Los Angeles County,
              California, Public
              Works Financing
              Authority, Revenue,
              (Regional Park and Open
              Space District Project)
              Series 1997A,
              5.375% 10/01/07........  Aa3       AA       1,701
  1,400     Los Angeles County,
              California, Transition
              Commission Sales Tax
              Revenue, Series 1992A,
              6.400% 07/01/06........  Aa3       A+       1,596

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     Los Angeles, California,
              Certificates of
              Participation, Series
              2002, (MBIA Insured),
              4.000% 02/01/08........  Aaa       AAA   $  1,068
  1,500     Los Angeles, California,
              GO, Series 1999B,
              Prerefunded 09/01/09 @
              101,
              5.250% 09/01/14........  Aa2       AA       1,737
  1,935     Los Angeles, California,
              Sanitation Equipment
              Charge Revenue, Series
              A, (FSA Insured),
              5.250% 02/01/13........  Aaa       AAA      2,143
  3,500     Los Angeles, California,
              Unified School
              District, GO, Series
              2000D,
              5.500% 07/01/09........  Aa3       AA-      4,018
  1,300     Los Angeles, California,
              Water & Power Revenue,
              Series 2001A, (MBIA-IBC
              Insured),
              5.250% 07/01/15........  Aaa       AAA      1,426
  1,185     Modesto, California,
              Certificates of
              Participation, Series
              2001A, (FSA Insured),
              5.250% 07/01/18........  Aaa       AAA      1,280
  1,640     Modesto, California,
              Irrigation District,
              Certificates of
              Participation
              Refunding, Series
              1999A, (AMBAC Insured),
              2.080%+ 07/01/06.......  Aaa       AAA      1,533
  3,000     Oakland, California, J.T.
              Powers Financing
              Authority, Lease
              Revenue Refunding,
              (Oakland Convention
              Centers) Series 2001,
              (AMBAC Insured),
              5.500% 10/01/11........  Aaa       AAA      3,459
  3,700     Oakland, California,
              Redevelopment Agency
              Tax Allocation
              Refunding, (Center
              District Redevelopment
              Project) Series 1992,
              (AMBAC Insured),
              5.500% 02/01/14........  Aaa       AAA      4,243

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $2,000     Oakland, California,
              Redevelopment Agency
              Tax Allocation, (Center
              District Redevelopment
              Project) Series 2003
              (FGIC Insured),
              5.500% 09/01/12........  Aaa       AAA   $  2,313
  1,000     Orange County,
              California, Public
              Financing Authority,
              Waste Management
              Systems Revenue
              Refunding, Series 1997,
              (AMBAC Insured),
              5.500% 12/01/06........  Aaa       AAA      1,113
  1,000     Orange County,
              California, Public
              Financing Authority,
              Waste Management
              Systems Revenue
              Refunding, Series 1997,
              (AMBAC Insured),
              5.750% 12/01/10........  Aaa       AAA      1,132
  2,000     Orange County,
              California,
              Redevelopment Agency,
              (Tax Allocation Central
              District Redevelopment)
              Series 2003, (FGIC
              Insured),
              5.000% 02/15/09........  Aaa       AAA      2,228
  1,375     Orange County,
              California, Revenue
              Refunding, Series
              1995A, (MBIA Insured,
              Motor Vehicle Fee
              Withholding),
              5.600% 06/01/07........  Aaa       AAA      1,564
    650     Orange County,
              California, Water
              District Revenue,
              Certificates of
              Participation, Series
              2003B, (MBIA Insured),
              5.375% 08/15/17........  Aaa       AAA        724
  1,000     Pasadena, California,
              Certificates of
              Participation, (Capital
              Improvement Refunding
              Project) Series 2001,
              4.000% 01/01/08........  Aa3       AA-      1,067
  1,000     Port Oakland, California,
              Revenue, Series 2000K,
              AMT, (FGIC Insured),
              5.500% 11/01/08........  Aaa       AAA      1,127
  3,000     Sacramento County,
              California, Sanitation
              District Financing
              Authority, Revenue,
              Series 2000A,
              5.000% 12/01/08........  Aa3       AA       3,384

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     Sacramento, California,
              City Financing
              Authority, Lease
              Revenue, Series 1993B,
              5.200% 11/01/07........  A2        AA-   $  1,110
  4,260     Sacramento, California,
              Cogeneration Authority,
              Revenue Refunding,
              (Cogeneration Project)
              Series 1998, (MBIA
              Insured),
              5.250% 07/01/09........  Aaa       AAA      4,773
  2,500     Sacramento, California,
              Power Authority,
              Revenue, (Cogeneration
              Project) Series 1995,
              (MBIA-IBC Insured),
              5.875% 07/01/15........  Aaa       AAA      2,818
  2,000     San Diego, California,
              MTDB Authority, Lease
              Revenue Refunding,
              Series 1994,
              5.250% 09/01/04........  Aa3       AA-      2,108
  3,440     San Francisco,
              California, Bay Area
              Rapid Transportation
              District, Sales Tax
              Revenue, Series 1998,
              5.500% 07/01/09........  Aa3       AA-      3,901
  2,490     San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue, Series
              1998-22, AMT, (AMBAC
              Insured),
              6.000% 05/01/07........  Aaa       AAA      2,806
  2,090     San Jose, California,
              Airport Revenue,
              Refunding, Series
              2003B, (FSA Insured),
              5.000% 03/01/10........  Aaa       AAA      2,250

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $1,000     San Juan, California,
              Unified School
              District, GO, Series
              2000, (FGIC Insured),
              5.000% 08/01/09........  Aaa       AAA   $  1,123
  3,955     San Ramon Valley,
              California, Unified
              School District, GO,
              Series 1998A, (FGIC
              Insured),
              1.690%& 07/01/05.......  Aaa       AAA      3,808
  3,000     Southern California,
              Public Power Authority,
              Power Project Revenue,
              Series 1989,
              6.750% 07/01/13........  A2        A        3,694
  1,000     Ventura County,
              California,
              Certificates of
              Participation, (Public
              Financing Authority)
              Series 2001, (FSA
              Insured),
              5.250% 08/15/15........  Aaa       AAA      1,096
                                                       --------
                                                        125,762
                                                       --------
            PUERTO RICO -- 4.9%
  3,970     Puerto Rico, Commonwealth
              Highway &
              Transportation
              Authority,
              Transportation Revenue,
              Series 2002F,
              5.000% 07/01/05........  Baa1      A        4,262
  2,000     Puerto Rico, Electric
              Power Authority, Power
              Revenue, Series 1997AA,
              (MBIA Insured),
              6.250% 07/01/10........  Aaa       AAA      2,401
                                                       --------
                                                          6,663
                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $125,365).................          132,425
                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS FUNDS

Nations California Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                              VALUE
  (000)                                                              (000)
--------------------------------------------------------------------------------
            PUERTO RICO -- (CONTINUED)
            INVESTMENT COMPANIES -- 1.7%
              (Cost $2,250)
  2,250     Nations Tax-Exempt Reserves, Capital
              Class Shares#............................................  $  2,250
                                                                         --------

          TOTAL INVESTMENTS
            (Cost $127,615*)................................      99.1%   134,675
                                                                         --------
          OTHER ASSETS AND LIABILITIES (NET)................       0.9%
          Cash........................................................   $      1
          Receivable for Fund shares sold.............................        119
          Dividends receivable........................................          1
          Interest receivable.........................................      1,630
          Payable for Fund shares redeemed............................        (54)
          Investment advisory fee payable.............................        (32)
          Administration fee payable..................................        (23)
          Shareholder servicing and distribution fees payable.........         (5)
          Distributions payable.......................................       (384)
          Accrued Trustees' fees and expenses.........................         (5)
          Accrued expenses and other liabilities......................        (68)
                                                                         --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      1,180
                                                                         --------
          NET ASSETS........................................     100.0%  $135,855
                                                                         ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments sold...........   $    534
          Net unrealized appreciation of investments..................      7,060
          Paid-in capital.............................................    128,261
                                                                         --------
          NET ASSETS..................................................   $135,855
                                                                         ========


                                                                           VALUE
----------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($124,008,054 / 12,399,082 shares outstanding)............     $10.00
                                                                         ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($7,884,052 / 786,948 shares outstanding).................     $10.02
                                                                         ========

          Maximum sales charge........................................      3.25%
          Maximum offering price per share............................     $10.36

          INVESTOR B SHARES:
          Net asset value and offering price per share**
            ($945,127 / 94,407 shares outstanding)....................     $10.01
                                                                         ========
          INVESTOR C SHARES:
          Net asset value and offering price per share**
            ($3,017,359 / 301,115 shares outstanding).................     $10.02
                                                                         ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations California Intermediate Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                              17.28%
FSA                                                10.17%
MBIA                                               18.27%

Nations California Intermediate Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Electric Revenue                                   12.56%
Special Tax                                        11.23%
Lease Revenue                                      10.37%
Prerefunded                                        10.03%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.3%
            CALIFORNIA -- 93.0%
 $ 2,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Certificates of
              Participation
              Refunding, (Episcopal
              Homes Foundation
              Project) Series 1998,
              4.625% 07/01/04.......  A3        A-    $  2,062
   2,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000A, AMT,
              (GTY-AGMT), Mandatory
              Put
              8/15/08 @ 100,
              6.400% 08/15/30.......  Baa3      BBB-     2,134
   2,000    ABAG Finance Authority
              for Non-Profit
              Corporations,
              California,
              Multi-Family Revenue
              Refunding, Series
              2000B, (GTY-AGMT),
              Mandatory Put
              8/15/08 @ 100,
              6.250% 08/15/30.......  Baa3      BBB-     2,140
   2,000    Anaheim, California,
              Unified School
              District, GO, Series
              2002,
              (FSA Insured),
              5.000% 08/01/25.......  Aaa       AAA      2,040
   3,000    Beverly Hills,
              California, Public
              Financing Authority,
              Lease Revenue,
              (Capital Imports
              Project) Series 1998A,
              5.000% 06/01/23.......  Aa3       AA       3,060
   2,000    Beverly Hills,
              California, Unified
              School District, GO,
              Series 2002A,
              5.000% 08/01/26.......  Aa2       AA       2,039
   1,185    Bodega Bay, California,
              Fire Protection
              District, Certificates
              of Participation,
              (Fire Station Project)
              Series 1996,
              6.450% 10/01/31.......  Baa2      BBB      1,302
   3,000    California State,
              Department of Water
              Resources, Water
              Systems Revenue,
              (Center Valley
              Project) Series 1997S,
              5.000% 12/01/17.......  Aa2       AA       3,138
   1,675    California State, GO,
              Series 1991,
              6.600% 02/01/10.......  A2        A        1,974

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,000    California State, GO,
              Series 1993,
              5.500% 04/01/13.......  A2        A     $  1,117
      20    California State, GO,
              Series 1995,
              Prerefunded 03/01/05 @
              101,
              5.750% 03/01/09.......  A2        A           22
      10    California State, GO,
              Series 1995,
              Prerefunded 03/01/05 @
              101,
              5.750% 03/01/09.......  A2        A           11
      65    California State, GO,
              Series 1995,
              Unrefunded Balance,
              5.750% 03/01/09.......  A2        A           69
   2,000    California State, GO,
              Series 2000,
              5.250% 09/01/24.......  A2        A        2,034
   3,000    California State, GO,
              Series 2000,
              5.625% 05/01/26.......  A2        A        3,153
   2,600    California State, GO,
              Series 2000,
              (FGIC Insured),
              5.250% 09/01/30.......  Aaa       AAA      2,680
   1,000    California, Educational
              Facilities Authority
              Revenue, (Pooled
              College and University
              Project) Series 1999B,
              5.250% 04/01/24.......  Baa3      BBB-       983
   2,500    California, Educational
              Facilities Authority
              Revenue, Series 2003A,
              5.000% 10/01/33.......  Aa1       AA+      2,547
   3,500    California, Health
              Facilities Finance
              Authority, Revenue,
              (Cedars-Sinai Medical
              Center Project) Series
              1999A,
              6.125% 12/01/19.......  A3        A-       3,798
   5,000    California, Health
              Facilities Financing
              Authority, Revenue
              Refunding, Insured
              Health Facilities,
              (Mark Twain Project)
              Series 1996,
              (MBIA Insured),
              6.000% 07/01/16.......  Aaa       AAA      5,647
   3,000    California, Health
              Facilities Financing
              Authority, Revenue,
              (Kaiser Permanente
              Project) Series 1998A,
              (FSA Insured),
              5.000% 06/01/24.......  Aaa       AAA      3,034

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,000    California, Health
              Facilities Financing
              Authority, Revenue,
              (Kaiser Permanente
              Project) Series 1998B,
              5.250% 10/01/13.......  A3        A     $  1,062
   1,510    California, Housing
              Finance Agency
              Revenue, Multi-Unit
              Rental Housing, Series
              1992B-II,
              6.700% 08/01/15.......  Aa3       A+       1,542
   2,000    California, Housing
              Finance Agency, Home
              Mortgage Revenue,
              Series 1994F-3, AMT,
              (MBIA/FHA/VA Insured),
              6.100% 08/01/15.......  Aaa       AAA      2,060
   2,750    California, Housing
              Finance Agency, Home
              Mortgage Revenue,
              Series 1997I, AMT,
              (MBIA Insured),
              5.650% 08/01/17.......  Aaa       AAA      2,878
   4,080    California, Housing
              Finance Agency, Home
              Mortgage Revenue,
              Series 1997I, AMT,
              (MBIA Insured),
              5.750% 02/01/29.......  Aaa       AAA      4,231
  10,685    California, Housing
              Finance Agency,
              Revenue, Series 2001M,
              AMT, (FSA Insured),
              5.760%& 08/01/32......  Aaa       AAA      1,904
   2,050    California, Housing
              Finance Agency,
              Single-Family Mortgage
              Revenue, Series
              1997B-3, Class I, AMT,
              (FHA Insured),
              5.400% 08/01/28.......  Aaa       AAA      2,099
   2,500    California,
              Infrastructure &
              Economic Development
              Bank Revenue, (Kaiser
              Hospital Assistant
              I-LLC Project) Series
              2001A,
              5.550% 08/01/31.......  A2        A        2,551
   2,000    California, Maritime
              Infrastructure
              Authority Airport
              Revenue, San Diego
              Unified Port District
              Airport, Series 1995,
              (AMBAC Insured),
              5.500% 11/01/05.......  Aaa       AAA      2,178
   1,000    California, Pollution
              Control Financing
              Authority, PCR,
              (Southern California
              Edison Company
              Project) Series 1992B,
              AMT,
              6.400% 12/01/24.......  Ba2       BB         991

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 6,675    California, Statewide
              Communities
              Development Authority,
              Apartment Development
              Revenue Refunding,
              (Irvine Apartment
              Communities Project)
              Series 1998A-4,
              Mandatory Put
              05/15/13 @ 100,
              5.250% 05/15/25.......  Baa2      BBB   $  6,942
   1,835    California, Statewide
              Communities
              Development Authority,
              Certificates of
              Participation, Series
              1999, (FSA Insured),
              5.500% 08/15/19.......  Aaa       AAA      2,001
   2,000    California, Statewide
              Communities
              Development Authority,
              Multi-Family Revenue
              Refunding, (Archstone/
              Oakridge Housing
              Project) Series 1999E,
              Mandatory Put
              06/01/08 @ 100,
              5.300% 06/01/29.......  Baa1      BBB+     2,140
   2,000    California, Statewide
              Communities
              Development Authority,
              Multi-Family Revenue
              Refunding, (Quail
              Ridge Apartments
              Project) Series
              2002E-1,
              5.375% 07/01/32.......  A2        A        2,012
   3,000    California, Statewide
              Communities
              Development Authority,
              Revenue Certificates
              of Participation, (St.
              Joseph Health Systems
              Project) Series 1993,
              5.500% 07/01/23.......  Aa3       AA-      3,041
   2,500    California, Statewide
              Communities
              Development Authority,
              Revenue Certificates
              of Participation,
              Series 1993,
              5.400%&& 11/01/15.....  A3        A-       2,565

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 3,000    California, Statewide
              Communities
              Development Authority,
              Revenue, Certificates
              of Participation,
              (John Muir/ Mount
              Diablo Health Systems
              Project) Series 1997,
              (MBIA Insured),
              5.125% 08/15/17.......  Aaa       AAA   $  3,197
   1,500    Coachella Valley,
              California, Park and
              Recreation District
              Improvement Board
              Revenue Refunding,
              (Reassessment District
              94-1-INDIO Project)
              Series 1994, (MBIA
              Insured), Prerefunded
              09/02/04 @ 102,
              6.200% 09/02/16.......  Aaa       AAA      1,637
   1,615    Central Valley,
              California, Financing
              Authority,
              Cogeneration Project
              Revenue Refunding,
              (Carson Ice-General
              Project) Series 1998,
              (MBIA Insured),
              5.250% 07/01/12.......  Aaa       AAA      1,789
   4,000    Central Valley,
              California, Financing
              Authority,
              Cogeneration Project
              Revenue, (Carson Ice
              Project) Series 1993,
              6.000% 07/01/09.......  Baa2      BBB      4,102
     440    Chino, California,
              Unified School
              District, Certificates
              of Participation,
              (Land Acquisition
              Project) Series 1994A,
              (FSA Insured),
              Prerefunded 09/01/04 @
              102,
              6.600% 09/01/14.......  Aaa       AAA        482
   1,920    Contra Costa,
              California, Water
              District, Water
              Revenue, Series 2002L,
              (FSA Insured),
              5.000% 10/01/24.......  Aaa       AAA      1,964
   2,000    Daly City, California,
              Housing Development
              Finance Agency, Mobile
              Home Park Revenue,
              (Francisan Acquisition
              Project) Series 2002A,
              5.850% 12/15/32.......  A3        A-       2,075

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $   850    Del Mar, California,
              Race Track Authority,
              Revenue Refunding,
              Series 1996,
              6.000% 08/15/06.......  NR        NR    $    893
   1,400    Del Mar, California,
              Race Track Authority,
              Revenue Refunding,
              Series 1996,
              6.000% 08/15/08.......  NR        NR       1,523
   1,000    Del Mar, California,
              Race Track Authority,
              Revenue Refunding,
              Series 1996,
              6.200% 08/15/11.......  NR        NR       1,092
   2,000    East Bay Municipal
              Utilities District,
              California, Water
              Systems Revenue
              Refunding, Series
              1996, (FGIC Insured),
              5.000% 06/01/16.......  Aaa       AAA      2,140
   2,750    East Bay Municipal
              Utilities District,
              California, Water
              Systems Revenue,
              Series 2001,
              (MBIA Insured),
              5.000% 06/01/26.......  Aaa       AAA      2,798
   1,000    Eastern Municipal Water
              District, California,
              Water and Sewer
              Certificates of
              Participation, Series
              1991, (FGIC Insured),
              6.750% 07/01/12.......  Aaa       AAA      1,232
   2,500    Elsinore Valley
              Municipal Water
              District, California,
              Certificates of
              Participation
              Refunding, Series
              1992A,
              (FGIC Insured),
              6.000% 07/01/12.......  Aaa       AAA      2,980
   3,000    Escondido JT Powers
              Financing Authority,
              California, Lease
              Revenue, (California
              Center for the Arts
              Project) Series 1995,
              (AMBAC Insured),
              6.000% 09/01/18.......  Aaa       AAA      3,333
   4,000    Foothill/Eastern
              Corridor Agency,
              California, Toll Road
              Revenue Refunding,
              Series 1999,
              5.750% 01/15/40.......  Baa3      BBB-     4,071
   2,000    Foothill/Eastern
              Corridor Agency,
              California, Toll Road
              Revenue Refunding,
              Series 1999,
              (MBIA Insured),
              5.125% 01/15/15.......  Aaa       AAA      2,171

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 2,000    Foothill/Eastern
              Corridor Agency,
              California, Toll Road
              Revenue, Sr. Lien,
              Series 1995, (MBIA-IBC
              Insured),
              5.000% 01/01/35.......  Aaa       AAA   $  2,023
   2,000    Foothill/Eastern
              Corridor Agency,
              California, Toll Road
              Revenue, Sr. Lien,
              Series 1995A,
              Prerefunded 01/01/10
              @ 100,
              6.000% 01/01/16.......  Aaa       AAA      2,364
   5,000    Fresno, California,
              Sewer Revenue, Series
              1993A-1, (AMBAC
              Insured),
              6.250% 09/01/14.......  Aaa       AAA      6,078
   1,500    Golden State Tobacco
              Securitization
              Corporations, Tobacco
              Settlement Revenue,
              Series 2003A,
              6.250% 06/01/33.......  A1        A        1,342
   2,000    Inland Empire,
              California, Solid
              Waste Authority,
              Revenue, (Landfill
              Improvement Financing
              Project) Series 1996B,
              AMT, (FSA Insured),
              6.250% 08/01/11.......  Aaa       AAA      2,343
   1,000    Lafayette, California,
              GO, Series 1995,
              6.000% 07/15/25.......  Aa2       AA       1,041
   1,995    Lafayette, California,
              GO, Series 2002,
              5.125% 07/15/25.......  Aa2       AA       2,054
   3,050    Larkspur, California,
              School District GO,
              Series 2000A,
              5.250% 08/01/25.......  Aa3       AA       3,182
   3,000    Long Beach, California,
              Harbor Revenue, Series
              2000A, AMT,
              5.375% 05/15/24.......  Aa3       AA-      3,099
   6,000    Los Angeles County,
              California,
              Metropolitan
              Transportation
              Authority, Sales Tax
              Revenue, Series 2000A,
              (FGIC Insured),
              5.250% 07/01/30.......  Aaa       AAA      6,235
   2,500    Los Angeles County,
              California, Public
              Works Financing
              Authority, Lease
              Revenue, (Multiple
              Capital Facilities
              Project VI) Series
              2000A, (AMBAC
              Insured),
              5.625% 05/01/26.......  Aaa       AAA      2,727

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $   650    Los Angeles County,
              California, Public
              Works Financing
              Authority, Revenue,
              (Regional Park and
              Open Space
              District A) Series
              1997A,
              5.500% 10/01/08.......  Aa3       AA    $    736
   3,000    Los Angeles, California,
              Convention and
              Exhibition Center
              Authority, Lease
              Revenue Refunding,
              Series 1993A,
              (MBIA-IBC Insured),
              6.000% 08/15/10.......  Aaa       AAA      3,544
   3,000    Los Angeles, California,
              Department of Water
              and Power, Waterworks
              Revenue, Series 2001A,
              5.125% 07/01/41.......  Aa3       AA       3,029
     125    Los Angeles, California,
              Department Water and
              Power Electric Plant
              Revenue, Series 1993,
              5.750% 09/01/12.......  Aa3       AA-        130
     120    Los Angeles, California,
              Department Water and
              Power Electric Plant
              Revenue, Series 1993,
              Prerefunded
              09/01/03 @ 102,
              5.750% 09/01/12.......  Aaa       AA-        125
   1,255    Los Angeles, California,
              Department Water and
              Power Electric Plant
              Revenue, Series 1993,
              Unrefunded Balance,
              5.750% 09/01/12.......  Aa3       AA-      1,290
   3,000    Los Angeles, California,
              Department Water and
              Power Waterworks
              Revenue, Series 2001A,
              (FGIC-TCRS Insured),
              5.125% 07/01/41.......  Aaa       AAA      3,045
   1,500    Los Angeles, California,
              GO, Series 1999B,
              Prerefunded
              09/01/09 @ 101,
              5.250% 09/01/14.......  Aa2       AA       1,737
   3,750    Los Angeles, California,
              Parking Revenue,
              Series 1999A,
              (AMBAC Insured),
              5.250% 05/01/29.......  Aaa       AAA      3,919

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,500    Los Angeles, California,
              Waste Water Systems
              Revenue Refunding,
              Series 1993A, (MBIA
              Insured), Prerefunded
              06/01/03 @ 102,
              5.800% 06/01/21.......  Aaa       AAA   $  1,542
   1,000    M-S-R Public Power
              Agency, Revenue
              Refunding, (San Juan
              Project) Series 1993F,
              6.000% 07/01/08.......  Aaa       AAA      1,032
   1,115    Manhattan Beach,
              California, Unified
              School District,
              Certificates of
              Participation, Series
              1995A, (MBIA Insured),
              Prerefunded 08/01/05 @
              102,
              5.750% 08/01/20.......  Aaa       AAA      1,250
   3,635    Metropolitan Water
              District of Southern
              California, Waterworks
              Revenue Refunding,
              Series 1993A,
              5.750% 07/01/21.......  Aa2       AA       4,211
   2,865    Metropolitan Water
              District of Southern
              California, Waterworks
              Revenue, Series 1993A,
              5.750% 07/01/21.......  Aa2       AA       3,387
   2,000    Metropolitan Water
              District of Southern
              California, Waterworks
              Revenue, Series 1997A,
              5.000% 07/01/26.......  Aa2       AA       2,022
   2,000    Monterey County,
              California,
              Certificates of
              Participation, Series
              2001, (MBIA Insured),
              5.000% 08/01/32.......  Aaa       AAA      2,030
   1,075    Monterey County,
              California,
              Multi-Family Housing
              Authority Revenue,
              (Parkside Manor
              Apartments Project)
              Series 1999A,
              5.000% 01/01/29.......  Baa1      BBB+       977
   2,500    Northridge Water
              District, Revenue,
              Certificates of
              Participation, Series
              1996, (AMBAC Insured),
              5.250% 02/01/18.......  Aaa       AAA      2,696
   2,095    Oak Park, California,
              Unified School
              District, GO, Series
              2000,
              (FSA Insured),
              4.430%& 05/01/14......  Aaa       AAA      1,289

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,000    Oakland, California,
              State Building
              Authority, Lease
              Revenue, (Elihu M.
              Harris Project) Series
              1998A,
              (AMBAC Insured),
              5.000% 04/01/17.......  Aaa       AAA   $  1,049
   3,000    Orange County,
              California, Airport
              Revenue Refunding,
              Series 1997, AMT,
              (MBIA Insured),
              5.500% 07/01/10.......  Aaa       AAA      3,351
   2,500    Pasadena, California,
              Community Development
              Commission, Multi-
              Family Housing
              Revenue, (Civic Center
              Project) Series 1991A,
              AMT, (FSA Insured),
              6.400% 12/01/12.......  Aaa       AAA      2,553
   5,270    Pleasanton-Suisun City,
              California, Home
              Financing Authority,
              Home Mortgage Revenue,
              Municipal Multiplier,
              Series 1984A,
              (MBIA Insured),
              4.690%& 10/01/16......  Aaa       AAA      2,818
     510    Pomona, California,
              Public Financing
              Authority, Revenue,
              Series 1994L,
              Prerefunded
              02/01/04 @ 102,
              (CAPMAC-ITC Insured),
              5.750% 02/01/20.......  Aaa       AAA        540
   1,135    Pomona, California,
              Public Financing
              Authority, Revenue,
              Unrefunded Balance,
              Series 1994L,
              (CAPMAC-ITC Insured),
              5.750% 02/01/20.......  Aaa       AAA      1,193
   7,500    Port Oakland,
              California, Port
              Revenue Refunding,
              Series 1997H, AMT,
              (MBIA Insured),
              5.500% 11/01/15.......  Aaa       AAA      8,183
   2,500    Poway, California,
              Certificates of
              Participation
              Refunding, (Poinsettia
              Mobilehome Park
              Project) Series 1992,
              (FSA Insured),
              6.375% 06/01/18.......  Aaa       AAA      2,545
   4,000    Rancho, California,
              Water District
              Financing Authority,
              Revenue Refunding,
              Series 1995, (FGIC
              Insured),
              5.900% 11/01/15.......  Aaa       AAA      4,454

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 2,000    Sacramento County,
              California, Financing
              Authority, Revenue,
              Series 2001, (AMBAC
              Insured),
              5.000% 12/01/26.......  Aaa       AAA   $  2,035
   3,000    Sacramento County,
              California, Sanitation
              District Financing
              Authority, Revenue,
              Series 1993,
              Prerefunded 12/01/18 @
              100,
              4.750% 12/01/23.......  Aaa       AA       3,040
     295    Sacramento, California,
              Municipal Utility
              District Electric
              Revenue, Unrefunded
              Balance, Series 1994I,
              (MBIA Insured),
              6.000% 01/01/24.......  Aaa       AAA        310
   1,000    Sacramento, California,
              Municipal Utility
              District Electric
              Revenue Refunding,
              Series 2001P, (FSA
              Insured),
              5.250% 08/15/20.......  Aaa       AAA      1,065
     145    Sacramento, California,
              Municipal Utility
              District Electric
              Revenue, Series 1994I,
              (MBIA Insured)
              Prerefunded 01/01/04 @
              102,
              6.000% 01/01/24.......  Aaa       AAA        153
   2,000    Sacramento, California,
              Municipal Utility
              District Electric
              Revenue, Series 2001N,
              (MBIA Insured),
              5.000% 08/15/28.......  Aaa       AAA      2,034
   2,900    Sacramento, California,
              Power Authority
              Revenue, (Cogeneration
              Project) Series 1995,
              5.875% 07/01/15.......  Baa3      BBB-     3,067
   2,000    San Diego County,
              California, Water
              Authority, Water
              Revenue Certificates
              of Participation,
              Series 1998A,
              5.125% 05/01/16.......  Aa3       AA       2,160
   2,000    San Diego, California,
              Community Facilities
              District No. 1,
              Special Tax, Series
              1995B, Prerefunded
              09/01/05 @ 102,
              7.000% 09/01/15.......  NR        NR       2,309

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,400    San Diego, California,
              Public Facilities
              Financing Authority,
              Sewer Revenue, Series
              1999B, (FGIC Insured),
              5.000% 05/15/29.......  Aaa       AAA   $  1,423
   1,800    San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue, Series
              1995-7B, (FGIC
              Insured),
              6.150% 05/01/16.......  Aaa       AAA      1,911
   2,000    San Francisco Bay Area,
              California, Rapid
              Transportation
              District, Sales Tax
              Revenue, Series 2001,
              (AMBAC Insured),
              5.000% 07/01/26.......  Aaa       AAA      2,031
   2,250    San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue Refunding,
              Series 2001-27B, (FGIC
              Insured),
              5.000% 05/01/21.......  Aaa       AAA      2,327
   2,000    San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue Refunding,
              Series 2003B-29, (FGIC
              Insured),
              5.250% 05/01/13.......  Aaa       AAA      2,262
   3,000    San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue, Series
              1996-2-10A, AMT, (MBIA
              Insured),
              5.700% 05/01/26.......  Aaa       AAA      3,213
   2,365    San Francisco,
              California, City and
              County Airport
              Commission,
              International Airport
              Revenue, Series
              1998-16A, AMT, (FSA
              Insured),
              5.500% 05/01/07.......  Aaa       AAA      2,621

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $   835    San Francisco,
              California, City and
              County Airports
              Commission,
              International Airport
              Revenue, Series
              1993-2, Unrefunded
              Balance, (MBIA
              Insured), Prerefunded
              05/01/03 @ 102,
              6.750% 05/01/13.......  Aaa       AAA   $    856
   1,750    San Joaquin County,
              California,
              Certificates of
              Participation,
              (Capital Facilities
              Project) Series 1993,
              (MBIA Insured),
              5.500% 11/15/13.......  Aaa       AAA      2,013
   1,455    San Joaquin Hills,
              California,
              Transportation
              Corridor Agency, Toll
              Road Revenue, Sr.
              Lien, Series 1993,
              Escrowed to Maturity,
              7.400% 01/01/07.......  Aaa       AAA      1,742
   4,195    San Jose Redevelopment
              Agency, California,
              Tax Allocation,
              (Merged Area
              Redevelopment Project)
              Series 1993, (MBIA
              Insured),
              6.000% 08/01/15.......  Aaa       AAA      5,042
   1,000    San Juan, California,
              M-S-R Public Power
              Agency, Revenue
              Refunding, (San Juan
              Project) Series 2001I,
              (MBIA Insured),
              5.000% 07/01/12.......  Aaa       AAA      1,103
   2,715    San Mateo County,
              California, JT Powers
              Authority, Lease
              Revenue Refunding,
              Series 1999A, (FSA
              Insured),
              5.000% 07/15/29.......  Aaa       AAA      2,761
   2,000    San Mateo County,
              California, JT Powers
              Authority, Lease
              Revenue, (Capital
              Project) Series 1997A,
              (FSA Insured),
              5.125% 07/15/32.......  Aaa       AAA      2,044
   2,000    Saratoga, California,
              GO, (Saratoga
              Community Library
              Project), Series 2001,
              (MBIA Insured),
              5.250% 08/01/31.......  Aaa       AAA      2,091

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 1,000    Southern California,
              Public Power
              Authority, Power
              Project Revenue
              Refunding, (Palo Verde
              Project) Series 1993A,
              Prerefunded
              07/01/03 @ 102,
              5.500% 07/01/12.......  A2        AA-   $  1,031
   4,000    Southern California,
              Public Power
              Authority, Power
              Project Revenue,
              Series 1989,
              6.750% 07/01/13.......  A2        A        4,925
   1,000    Southern California,
              Rapid Transit
              District, Certificates
              of Participation,
              (Workers Compensation
              Fund Project) Series
              1990, (MBIA Insured),
              6.000% 07/01/10.......  Aaa       AAA      1,019
   1,500    Sulphur Springs,
              California, Unified
              School District,
              Special Tax, Series
              2002-1-A,
              6.000% 09/01/33.......  NR        NR       1,487
   2,965    Tahoe Truckee,
              California, Unified
              School District Number
              2, GO, Series 1999A,
              (FGIC Insured),
              5.370%& 08/01/24......  Aaa       AAA        957
   3,780    Tahoe Truckee,
              California, Unified
              School District, GO,
              Series 1999A, (FGIC
              Insured),
              5.310%& 08/01/23......  Aaa       AAA      1,301
   1,000    Torrance, California,
              Hospital Revenue,
              (Torrance Memorial
              Medical Center
              Project) Series 2001A,
              5.500% 06/01/31.......  A1        A+       1,016
   1,000    Tri City, California,
              Hospital District
              Revenue, Series 1991,
              (FSA Insured),
              6.000% 02/01/22.......  Aaa       AAA      1,004
   1,200    Union City, California,
              Community
              Redevelopment Agency,
              Special Tax, Series
              1993, (AMBAC Insured),
              Prerefunded
              10/01/03 @ 102,
              5.850% 10/01/23.......  Aaa       AAA      1,253

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            CALIFORNIA -- (CONTINUED)
 $ 8,500    University of
              California, Hospital
              Revenue, (University
              of California Medical
              Center Project) Series
              1996, (AMBAC Insured),
              Prerefunded 07/01/06 @
              101,
              5.750% 07/01/24.......  Aaa       AAA   $  9,704
   3,000    University of
              California, Hospital
              Revenue, (University
              of California Medical
              Center Project) Series
              1996, (AMBAC Insured),
              Prerefunded 07/01/06 @
              101,
              6.000% 07/01/26.......  Aaa       AAA      3,449
   1,610    West Contra Costa,
              California, Unified
              School District, GO
              Refunding, Series
              2001A, (MBIA Insured),
              5.600% 02/01/20.......  Aaa       AAA      1,853
   5,000    West Covina, California,
              Redevelopment Agency,
              Community Facilities
              District Special Tax
              Refunding, (Fashion
              Plaza Project) Series
              1996,
              6.000% 09/01/17.......  Aa2       AA       5,877
   1,025    Westwood, California,
              Unified School
              District, GO, Series
              1996,
              6.500% 08/01/21.......  Baa2      BBB      1,089
                                                      --------
                                                       305,403
                                                      --------
            PUERTO RICO -- 5.3%
   2,250    Puerto Rico,
              Commonwealth Highway
              and Transportation
              Authority,
              Transportation
              Revenue, Series 1998A,
              (MBIA-IBC Insured),
              4.750% 07/01/38.......  Aaa       AAA      2,255
   1,500    Puerto Rico,
              Commonwealth
              Infrastructure
              Financing Authority,
              Special Obligation,
              Series 2000A,
              5.500% 10/01/32.......  Aaa       AAA      1,627
   3,000    Puerto Rico,
              Commonwealth, GO,
              Public Improvement,
              Series 2001A,
              5.375% 07/01/28.......  Baa1      A-       3,107

PRINCIPAL                             MOODY'S   S&P
 AMOUNT                                  RATINGS        VALUE
  (000)                                (UNAUDITED)      (000)
---------------------------------------------------------------
            PUERTO RICO -- (CONTINUED)
 $ 8,000    Puerto Rico, Electric
              Power Authority, Power
              Revenue, Series
              2000HH, (FSA Insured),
              5.250% 07/01/29.......  Aaa       AAA   $  8,369
   2,000    Puerto Rico, Public
              Finance Corporation,
              Revenue, Series 2002E,
              5.500% 08/01/29.......  Baa3      BBB+     2,091
                                                      --------
                                                        17,449
                                                      --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $299,285).......................   322,852
                                                      --------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 0.7%
              (Cost $2,190)
  2,190     Nations Tax-Exempt Reserves,
              Capital Class Shares#.....................................      2,190
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $301,475*)................................      99.0%   325,042
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       1.0%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................      1,096
            Dividends receivable........................................          1
            Interest receivable.........................................      4,071
            Payable for Fund shares redeemed............................       (686)
            Investment advisory fee payable.............................        (74)
            Administration fee payable..................................        (56)
            Shareholder servicing and distribution fees payable.........        (43)
            Distributions payable.......................................       (902)
            Accrued Trustees' fees and expenses.........................        (36)
            Accrued expenses and other liabilities......................       (110)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      3,262
                                                                           --------
            NET ASSETS........................................     100.0%  $328,304
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    486
            Accumulated net realized gain on investments sold...........      2,082
            Net unrealized appreciation of investments..................     23,567
            Paid-in capital.............................................    302,169
                                                                           --------
            NET ASSETS..................................................   $328,304
                                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations California Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($171,155,486 / 22,532,089 shares outstanding)............      $7.60
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($142,798,088 / 18,763,625 shares outstanding)............      $7.61
                                                                           ========

            Maximum sales charge........................................      4.75%
            Maximum offering price per share............................      $7.99

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($9,389,573 / 1,233,295 shares outstanding)...............      $7.61
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($4,960,776 / 653,882 shares outstanding).................      $7.59
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations California Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             12.32%
FSA                                               11.19%
MBIA                                              17.83%

Nations California Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Water Revenue                                     13.21%
Transportation Revenue                            12.70%
Prerefunded                                       11.34%
Housing Revenue                                   10.87%
Hospital Revenue                                  10.49%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.0%
            FLORIDA -- 93.2%
 $2,000     Alachua County, Florida,
              Health Facilities
              Authority, Revenue,
              (Shands Hospital at the
              University of Florida
              Project) Series 1992,
              (MBIA Insured),
              6.100% 12/01/05........  Aaa       AAA   $  2,008
  1,000     Bay County, Florida, PCR
              Refunding,
              (International Paper
              Company Project) Series
              1998A,
              5.100% 09/01/12........  Baa2      BBB      1,025
  1,000     Bay Medical Center,
              Florida, Hospital
              Revenue Refunding, (Bay
              Medical Center Project)
              Series 1996, (AMBAC
              Insured),
              5.000% 10/01/05........  Aaa       AAA      1,085
  2,000     Bay Medical Center,
              Florida, Hospital
              Revenue Refunding, (Bay
              Medical Center Project)
              Series 1996, (AMBAC
              Insured),
              5.450% 10/01/12........  Aaa       AAA      2,221
  1,470     Boca Raton, Florida, GO,
              Series 2000,
              5.000% 07/01/13........  Aaa       AAA      1,590
  1,000     Brevard County, Florida,
              Health Facilities
              Authority, Revenue
              Refunding, (Wuesthoff
              Memorial Hospital
              Project) Series 1996,
              (MBIA Insured),
              6.250% 04/01/06........  Aaa       AAA      1,127
  2,000     Brevard County, Florida,
              Utilities Revenue
              Refunding, Series 2002,
              (FGIC Insured),
              5.250% 03/01/14........  Aaa       AAA      2,226
  2,000     Broward County, Florida,
              Solid Waste Systems
              Revenue, Series 1993A,
              (MBIA Insured),
              5.500% 07/01/04........  Aaa       AAA      2,061
  2,275     Clearwater, Florida,
              Water and Sewer
              Authority, Revenue
              Refunding, Series 1998,
              (FGIC Insured),
              4.050%& 12/01/11.......  Aaa       AAA      1,607

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Clearwater, Florida,
              Water and Sewer
              Authority, Revenue
              Refunding, Series 1998,
              (FGIC Insured),
              4.390%& 12/01/13.......  Aaa       AAA   $    625
  3,285     Collier County, Florida,
              Gas Tax Revenue, Series
              2003, (AMBAC Insured),
              5.250% 06/01/15........  Aaa       AAA      3,683
  2,250     Collier County, Florida,
              Housing Finance
              Authority, Multi-Family
              Housing Revenue,
              (Goodlette Arms
              Project) Series
              2002A-1, (FNMA COLL),
              Mandatory Put 02/15/12
              @ 100,
              4.900% 02/15/32........  Aaa       AAA      2,412
  1,000     Dade County, Florida,
              Aviation Revenue
              Refunding, Series
              1994B, AMT, (AMBAC
              Insured),
              6.300% 10/01/05........  Aaa       AAA      1,089
  3,650     Dade County, Florida,
              Aviation Revenue,
              (Miami International
              Airport Project) Series
              1997B, AMT, (FSA
              Insured),
              5.000% 10/01/06........  Aaa       AAA      3,986
  2,000     Dade County, Florida,
              Industrial Development
              Authority, IDR,
              (Dolphins Stadium
              Project) Series 1985D,
              (Societe Generale LOC),
              1.150%&& 01/01/16......  A1        A+       2,000
  1,000     Delray Beach, Florida,
              Water and Sewer Revenue
              Refunding, Series
              1993A, (AMBAC Insured),
              5.000% 10/01/03........  Aaa       AAA      1,020
  1,565     Dunes, Florida, Community
              Development District
              Revenue Refunding,
              (Intracoastal Waterway
              Bridge Project) Series
              1993,
              5.300% 10/01/03........  Baa2      BBB      1,592
  1,900     Dunes, Florida, Community
              Development District
              Revenue Refunding,
              (Intracoastal Waterway
              Bridge Project) Series
              1993,
              5.400% 10/01/04........  Baa2      BBB      1,970

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,125     Escambia County, Florida,
              Health Facilities
              Authority, Revenue,
              (Ascension Health
              Credit Project) Series
              2003A,
              5.250% 11/15/11........  Aa2       AA    $  2,332
  1,445     Escambia County, Florida,
              Housing Finance
              Authority,
              Single-Family Mortgage
              Revenue, (Multi-County
              Program) Series 2000A,
              AMT, (MBIA/FHA/VA
              Insured),
              6.300% 10/01/20........  Aaa       AAA      1,558
  1,700     Escambia County, Florida,
              Utilities Authority,
              Systems Revenue, Series
              1996,
              (FGIC Insured),
              5.625% 01/01/21........  Aaa       AAA      1,859
  4,000     Florida State, Board of
              Education, Lottery
              Revenue, Series 2001B,
              5.000% 07/01/20........  Aaa       AAA      4,193
  1,000     Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO Refunding,
              Series 1993A,
              5.000% 06/01/08........  Aa2       AA+      1,117
  3,000     Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO Refunding,
              Series 1995A,
              5.500% 06/01/14........  Aa2       AA+      3,257
  4,000     Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO, Series
              1993D,
              5.200% 06/01/11........  Aa2       AA+      4,067
  2,000     Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO, Series
              1996A,
              5.000% 06/01/18........  Aa2       AA+      2,095
  3,525     Florida State, Board of
              Education, Public
              Education Capital
              Outlay GO, Series
              1997A,
              5.500% 01/01/08........  Aa2       AA+      3,947
  5,000     Florida State, Department
              of Environmental
              Protection &
              Preservation, Revenue,
              (Florida Forever
              Project), Series 2001B,
              (MBIA Insured),
              5.000% 07/01/09........  Aaa       AAA      5,589

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,500     Florida State, Department
              of Transportation GO,
              (Right of Way Bridge
              Project) Series 1996,
              5.375% 07/01/26........  Aa2       AA+   $  1,543
  5,495     Florida State, Division
              of Bond Financing,
              Department of General
              Services Revenue,
              (Department of Natural
             Resources - Preservation
              2000 Project) Series
              1993A, (FSA Insured),
              Prerefunded 07/01/03 @
              101,
              5.300% 07/01/06........  Aaa       AAA      5,608
  1,850     Florida State, Municipal
              Power Agency, Revenue
              Refunding, (Stanton II
              Project) Series 2002,
              (AMBAC Insured),
              5.500% 10/01/21........  Aaa       AAA      2,019
  3,715     Florida, Capital Trust
              Agency, Multi-Family
              Housing Revenue, (River
              Bend Apartments
              Project), Series 2002A,
              5.500% 10/01/22........  A3        A-       3,654
  3,300     Florida, Capital Trust
              Agency, Multi-Family
              Housing Revenue,
              (Shadow Run Project)
              Series 2000A, (FNMA
              COLL), Mandatory Put
              11/01/10 @ 100,
              5.150% 11/01/30........  Aaa       AAA      3,633
  2,500     Florida, Housing Finance
              Agency, Multi-Family
              Housing Revenue
              Refunding, (Altamonte
              Project) Series 1994C,
              Mandatory Put
              12/01/03 @ 100,
              7.000% 12/01/24........  Baa1      BBB+     2,540
  1,000     Florida, Housing Finance
              Agency, Multi-Family
              Housing Revenue
              Refunding, (United
              Dominion Realty Trust -
              Andover Project) Series
              1996E, AMT, Mandatory
              Put 05/01/08 @ 100,
              6.350% 05/01/26........  Baa1      BBB+     1,040
    555     Florida, Housing Finance
              Agency, Revenue
              Refunding, (The
              Vineyards Project)
              Series 1995H,
              5.875% 11/01/05........  Baa3      BBB-       568

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Florida, Housing Finance
              Agency, Revenue
              Refunding, (The
              Vineyards Project)
              Series 1995H,
              6.400% 11/01/15........  Baa3      BBB-  $  1,044
  2,050     Florida, Housing Finance
              Corporation Revenue,
              (Homeowner Mortgage
              Project) Series 1998-1,
              (MBIA Insured),
              4.950% 07/01/11........  Aaa       AAA      2,163
  1,000     Florida, Ports Financing
              Commission Revenue,
              (State Transportation
              Trust Fund Project)
              Series 1996, AMT, (MBIA
              Insured), 5.375%
              06/01/16...............  Aaa       AAA      1,053
  1,000     Gainesville, Florida,
              Utility Systems
              Revenue, Series 1996A,
              5.750% 10/01/07........  Aa2       AA       1,148
  1,375     Hialeah, Florida, Capital
              Improvement Revenue,
              Series 1993,
              5.500% 10/01/18........  Baa1      BBB+     1,400
  3,170     Hillsborough County,
              Florida, Aviation
              Authority, Revenue
              Refunding, (Tampa
              International Airport
              Project) Series 1997A,
              AMT, (AMBAC Insured),
              5.750% 10/01/07........  Aaa       AAA      3,520
  1,000     Hillsborough County,
              Florida, Capital
              Improvement Revenue
              Refunding, (County
              Center Project) Series
              1996B, (MBIA Insured),
              5.000% 07/01/11........  Aaa       AAA      1,089
  1,000     Hillsborough County,
              Florida, Industrial
              Development Authority,
              PCR Refunding, (Tampa
              Electric Company
              Project) Series 1992,
              Mandatory Put 08/01/07
              @ 100,
              4.000% 05/15/18........  Baa2      BBB        997
  4,000     Hillsborough County,
              Florida, Industrial
              Development Authority,
              PCR, (Tampa Electrical
              Company Project) Series
              2002,
              5.100% 10/01/13........  A2        BBB      3,871

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,500     Indian River County,
              Florida, School
              District, GO Refunding,
              Series 1993, (FSA
              Insured),
              5.000% 04/01/03........  Aaa       AAA   $  1,500
    785     Indian River County,
              Florida, School
              District, GO, Series
              1993, (FSA Insured),
              Prerefunded 4/01/03 @
              102
              5.000% 04/01/04........  Aaa       AAA        801
    745     Indian River County,
              Florida, School
              District, GO, Series
              1993, (FSA Insured),
              Prerefunded 4/01/03 @
              102,
              5.100% 04/01/05........  Aaa       AAA        760
  1,015     Indian River County,
              Florida, School
              District, GO,
              Unrefunded Balance,
              Series 1993
              5.000% 04/01/04........  Aaa       AAA      1,035
  1,005     Indian River County,
              Florida, School
              District, GO,
              Unrefunded Balance,
              Series 1993,
              5.100% 04/01/05........  Aaa       AAA      1,025
  1,000     Indian River County,
              Florida, Water and
              Sewer Revenue
              Refunding, Series
              1993A, (FGIC Insured),
              5.200% 09/01/05........  Aaa       AAA      1,087
  2,000     Jacksonville, Florida,
              Electric Systems
              Authority, Revenue
              Refunding, Series
              1995-11,
              5.375% 10/01/15........  Aa2       AA       2,122
  1,000     Jacksonville, Florida,
              Excise Tax Revenue
              Refunding, Series
              1995A, (FGIC Insured),
              5.000% 10/01/09........  Aaa       AAA      1,121
  3,450     Jacksonville, Florida,
              GTD, Entitlement
              Improvement Revenue
              Refunding, Series 2002,
              (FGIC Insured),
              5.375% 10/01/18........  Aaa       AAA      3,790
  4,200     Jacksonville, Florida,
              Health Facilities
              Authority, Hospital
              Revenue, Series 1997B,
              5.400% 08/15/18........  Aaa       AAA      4,441

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,000     Jacksonville, Florida,
              Sales Tax Revenue,
              (River City Renaissance
              Project) Series 1995,
              (FGIC Insured),
              Prerefunded 10/01/05 @
              101,
              5.375% 10/01/18........  Aaa       AAA   $  3,316
  1,000     Jacksonville, Florida,
              Sales Tax Revenue,
              Refunding, Series 2001,
              (FGIC Insured),
              5.500% 10/01/12........  Aaa       AAA      1,154
  2,500     Jea, Florida, St. John's
              River Power Parkway
              Systems Revenue
              Refunding, Series 2002,
              5.250% 10/01/13........  Aa2       AA       2,771
  1,000     Lakeland, Florida,
              Electricity and Water
              Revenue Refunding,
              Series 1990, (AMBAC
              Insured),
              3.240%& 10/01/09.......  Aaa       AAA        812
  2,000     Lakeland, Florida,
              Electricity and Water
              Revenue Refunding,
              Series 1992,
              5.625% 10/01/04........  A1        AA-      2,131
  1,000     Lakeland, Florida, Water
              and Waste Water Revenue
              Refunding and
              Improvement, Series
              2002,
              5.000% 10/01/27........  Aa3       AA-      1,020
  2,025     Marion County, Florida,
              Hospital District
              Revenue Refunding,
              Series 1999,
              5.250% 10/01/11........  A2        A        2,150
  1,555     Melbourne, Florida, Water
              and Sewer Revenue,
              Series 2002B, (FGIC
              Insured),
              4.540%& 10/01/16.......  Aaa       AAA        848
  1,590     Melbourne, Florida, Water
              and Sewer Revenue,
              Series 2002B, (FGIC
              Insured),
              4.640%& 10/01/17.......  Aaa       AAA        818
  1,810     Miami Beach, Florida,
              Water and Sewer
              Revenue, Series 1995,
              (FSA Insured),
              5.375% 09/01/15........  Aaa       AAA      1,992
  2,000     Miami, Florida, GO
              Refunding, Series 1992,
              (FGIC Insured),
              5.600% 12/01/03........  Aaa       AAA      2,060
  1,500     Miami-Dade County,
              Florida, Aviation
              Revenue Refunding,
              Series 1998A, AMT,
              5.250% 10/01/07........  Aaa       AAA      1,661

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Miami-Dade County,
              Florida, Special
              Obligation Bonds,
              Series 2002A-1, (AMBAC
              Insured),
              5.000% 04/01/11........  Aaa       AAA   $  1,109
  5,365     Miami-Dade County,
              Florida, Special
              Obligation Revenue
              Refunding, Series
              1997A, (MBIA Insured),
              5.140%& 10/01/19.......  Aaa       AAA      2,290
  1,060     Orange County, Florida,
              Health Facilities
              Authority, Revenue
              Refunding, (Lakeside
              Alternatives, Inc.
              Project) Series 1995,
              6.250% 07/01/05........  Baa2      BBB      1,086
  4,640     Orange County, Florida,
              Health Facilities
              Authority, Revenue,
              (Orlando Regional
              Healthcare Project)
              Series 1996A, (MBIA
              Insured),
              6.250% 10/01/08........  Aaa       AAA      5,508
  1,445     Orange County, Florida,
              Health Facilities
              Authority, Revenue,
              Series 1996A, (MBIA
              Insured), Escrowed to
              Maturity,
              6.250% 10/01/16........  Aaa       AAA      1,795
    555     Orange County, Florida,
              Health Facilities
              Authority, Revenue,
              Series 1996A, (MBIA
              Insured), Unrefunded
              Balance,
              6.250% 10/01/16........  Aaa       AAA        679
    635     Orange County, Florida,
              Housing Finance
              Authority,
              Single-Family Mortgage
              Revenue, Series 1997A,
              AMT, (GNMA/FNMA COLL),
              5.900% 09/01/19........  Aaa       AAA        671
  2,000     Orange County, Florida,
              Industrial Development
              Authority, IDR,
              (Independent Blood &
              Tissue Services
              Project) Series 2002,
              (SunTrust Bank LOC),
              1.150%&& 10/01/27......  A1        A+       2,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,000     Orlando and Orange
              County, Florida,
              Expressway Authority,
              Revenue Refunding,
              Senior Lien, Series
              1993, (AMBAC Insured),
              5.000% 07/01/03........  Aaa       AAA   $  3,029
  2,000     Orlando and Orange
              County, Florida,
              Expressway Authority,
              Revenue, Junior Lien,
              Series 1990, (FGIC
              Insured),
              6.500% 07/01/10........  Aaa       AAA      2,417
  1,000     Orlando, Florida, Greater
              Orlando Aviation
              Authority, Airport
              Facilities Revenue
              Refunding, Series 1997,
              AMT, (FGIC Insured),
              5.125% 10/01/12........  Aaa       AAA      1,049
  3,000     Orlando, Florida,
              Utilities Commission,
              Water and Electric
              Revenue Refunding,
              Series 1992,
              5.600% 10/01/03........  Aa1       AA       3,067
  2,000     Orlando, Florida,
              Utilities Commission,
              Water and Electric
              Revenue Refunding,
              Series 1993B,
              Prerefunded
              10/01/03 @ 102,
              5.400% 10/01/08........  Aa2       AA-      2,083
  5,865     Orlando, Florida,
              Utilities Commission,
              Water and Electric
              Revenue Refunding,
              Series 2001
              5.000% 10/01/09........  Aa1       AA       6,570
  2,000     Palm Beach County,
              Florida, GO Refunding,
              Series 1998,
              5.500% 12/01/11........  Aa1       AAA      2,307
  1,750     Palm Beach County,
              Florida, GO, Series
              1994,
              6.875% 12/01/03........  Aa1       AAA      1,816
  1,300     Palm Beach County,
              Florida, GO, Series
              1994,
              7.000% 12/01/04........  Aa1       AAA      1,421
  1,000     Palm Beach County,
              Florida, Health
              Facilities Authority,
              Hospital Revenue, (Good
              Samaritans Health
              System Project) Series
              1993,
              6.100% 10/01/05........  Aaa       AAA      1,045

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,000     Palm Beach County,
              Florida, School Board
              Certificates of
              Participation, Series
              2002A, (FSA Insured),
              5.375% 08/01/14........  Aaa       AAA   $  3,378
  2,000     Palm Beach County,
              Florida, Stadium
              Facilities Revenue,
              Series 1996, (MBIA
              Insured),
              5.250% 12/01/16........  Aaa       AAA      2,182
  2,070     Pembroke Pines, Florida,
              Consolidated Utilities
              Systems Revenue, Series
              1992, (FGIC Insured),
              6.250% 09/01/07........  Aaa       AAA      2,366
  2,000     Reedy Creek, Florida, GO,
              Series 1995A, (MBIA
              Insured), Prerefunded
              06/01/05 @ 100,
              5.750% 06/01/15........  Aaa       AAA      2,186
  1,650     Sarasota County, Florida,
              Public Hospital Board
              Revenue Refunding,
              (Sarasota Memorial
              Hospital Project)
              Series 1997B, (MBIA
              Insured),
              5.000% 10/01/07........  Aaa       AAA      1,840
  1,750     Sarasota County, Florida,
              Public Hospital Board
              Revenue Refunding,
              (Sarasota Memorial
              Hospital Project)
              Series 1998B, (MBIA
              Insured),
              5.250% 07/01/11........  Aaa       AAA      1,970
  1,000     South Broward, Florida,
              Hospital District
              Revenue, Series 2002,
              5.500% 05/01/22........  Aa3       A+       1,040
  3,000     South Broward, Florida,
              Hospital District
              Revenue, Series 2002,
              5.600% 05/01/27........  Aa3       A+       3,093
  3,955     South Broward, Florida,
              Hospital District
              Revenue, Series 2003A,
              (MBIA Insured),
              5.250% 05/01/12........  Aaa       AAA      4,417
  2,000     St. Lucie County,
              Florida, School
              District, GO Refunding,
              Series 1992, (AMBAC
              Insured),
              6.000% 07/01/03........  Aaa       AAA      2,024

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     St. Lucie County,
              Florida, School
              District, GO, Series
              1997, (FGIC Insured),
              5.875% 02/01/07........  Aaa       AAA   $  1,134
  1,980     St. Petersburg, Florida,
              Health Facilities
              Authority, Revenue,
              (All Childrens Hospital
              Project) Series 2002,
              (AMBAC Insured),
              5.500% 11/15/16........  Aaa       AAA      2,220
  1,995     St. Petersburg, Florida,
              Health Facilities
              Authority, Revenue,
              (All Childrens
              Hospital) Series 2002,
              (AMBAC Insured),
              5.500% 11/15/15........  Aaa       AAA      2,251
  3,775     Tallahassee, Florida,
              Blue Print 2000 Intern
              Government Revenue,
              Series 2003, (FSA
              Insured),
              5.000% 10/01/13........  Aaa       AAA      4,160
  1,000     Tallahassee, Florida,
              Health Facilities
              Revenue Refunding,
              (Tallahassee Memorial
              Regional Medical Center
              Project) Series 1992A,
              (MBIA Insured),
              5.750% 12/01/04........  Aaa       AAA      1,024
  1,000     Tallahassee, Florida,
              Health Facilities
              Revenue Refunding,
              (Tallahassee Memorial
              Regional Medical Center
              Project) Series 1992B,
              (MBIA Insured),
              5.750% 12/01/04........  Aaa       AAA      1,024
  1,000     Tampa, Florida, Capital
              Improvement Authority,
              Hospital Revenue, (H.
              Lee Moffitt Cancer
              Project) Series 1999A,
              4.875% 07/01/13........  A3        A        1,024
  2,000     Tampa, Florida, Health
              Systems Revenue,
              (Catholic Health
              Project) Series
              1998A-1, (MBIA
              Insured),
              4.875% 11/15/15........  Aaa       AAA      2,117

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,170     Tampa, Florida, Sports
              Authority, Local
              Optional Sales Tax
              Revenue, (Stadium
              Project) Series 1997,
              (MBIA Insured),
              6.000% 01/01/07........  Aaa       AAA   $  3,601
  1,000     Tampa, Florida, Sports
              Authority, Revenue,
              (Tampa Bay Arena
              Project) Series 1995,
              (MBIA Insured),
              5.750% 10/01/20........  Aaa       AAA      1,174
  3,000     Tampa, Florida, Tax
              Allocation,
              (Cigarette-H. Lee
              Moffitt Cancer Project)
              Series 1999, (AMBAC
              Insured),
              5.000% 03/01/07........  Aaa       AAA      3,325
  5,495     Tampa, Florida, Utilities
              Tax & Special Revenue
              Refunding, Series
              2001B, (AMBAC Insured),
              5.750% 10/01/15........  Aaa       AAA      6,499
  3,000     University Athletic
              Association Inc.,
              Florida Athletic
              Program Revenue, Series
              2001, Mandatory Put
              10/01/05 @ 100,
              2.200% 10/01/31........  VMIG1     NR       3,027
  1,000     Volusia County, Florida,
              Educational Facilities
              Authority, Educational
              Facilities Revenue,
              (Embry-Riddle
              Aeronautical University
              Project) Series 1996A,
              6.125% 10/15/26........  Baa2      BBB      1,037
                                                       --------
                                                        236,701
                                                       --------
            GEORGIA -- 0.8%
  2,000     Marietta, Georgia,
              Housing Authority,
              Multi-Family Revenue
              Refunding, (Wood
              Glen-RMKT Housing
              Project) Series 1994,
              Mandatory Put 07/01/04
              @ 100,
              4.750% 07/01/24........  Baa2      BBB      2,016
                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 152

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            ILLINOIS -- 0.5%
 $1,620     Champaign County,
              Illinois, Community
              Unit School District
              Number 116 Urbana, GO,
              Series 1999C, (FGIC
              Insured), Prerefunded
              01/01/09 @ 94.829,
              3.290%& 01/01/10.......  Aaa       AAA   $  1,273
                                                       --------
            SOUTH CAROLINA -- 0.5%
  1,000     Calhoun County, South
              Carolina, Solid Waste
              Disposal Facility
              Revenue, (Carolina
              Eastman Company
              Project) Series 1992,
              AMT,
              6.750% 05/01/17........  A2        BBB+     1,254
                                                       --------
            TEXAS -- 1.2%
  4,000     Texas State, Turnpike
              Authority, Dallas North
              Tollway Revenue,
              (President George Bush
              Turnpike Project)
              Series 1996, (AMBAC
              Insured),
              4.030%& 01/01/11.......  Aaa       AAA      2,936
                                                       --------
            VIRGINIA -- 1.8%
  4,180     Arlington County,
              Virginia, Industrial
              Development Authority,
              Hospital Facility
              Revenue, (Virginia
              Hospital Arlington
              Health Systems
              Project), Series 2001,
              5.500% 07/01/14........  A2        A        4,588
                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $237,182)........................   248,768
                                                       --------

 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.4%
              (Cost $955)
    955     Nations Tax-Exempt Reserves, Capital Class Shares#..........   $    955
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $238,137*)................................      98.4%   249,723
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       1.6%
            Receivable for Fund shares sold.............................   $  1,357
            Dividends receivable........................................          1
            Interest receivable.........................................      4,065
            Payable for Fund shares redeemed............................       (269)
            Investment advisory fee payable.............................        (46)
            Administration fee payable..................................        (43)
            Shareholder servicing and distribution fees payable.........        (20)
            Distributions payable.......................................       (789)
            Accrued Trustees' fees and expenses.........................        (44)
            Accrued expenses and other liabilities......................        (93)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      4,119
                                                                           --------
            NET ASSETS........................................     100.0%  $253,842
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    229
            Accumulated net realized loss on investments sold...........     (1,312)
            Net unrealized appreciation of investments..................     11,586
            Paid-in capital.............................................    243,339
                                                                           --------
            NET ASSETS..................................................   $253,842
                                                                           ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


                                                                            VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($216,624,365 / 20,044,730 shares outstanding)............     $10.81
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($18,357,731 / 1,699,914 shares outstanding)..............     $10.80
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.16

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($9,700,508 / 897,521 shares outstanding).................     $10.81
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($9,159,561 / 846,491 shares outstanding).................     $10.82
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Florida Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             15.30%
FGIC                                              11.33%
MBIA                                              18.30%

Nations Florida Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Hospital Revenue                                  15.48%
Special Tax                                       14.73%
Prerefunded                                       12.60%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 154

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.4%
            FLORIDA -- 92.9%
 $  665     Alachua County, Florida,
              Health Facilities
              Authority, Revenue
              Refunding, (Santa Fe
              Healthcare Facilities,
              Inc. Project) Series
              1993,
              6.000% 11/15/09.........  Baa1      AAA  $    748
  1,375     Bay County, Florida, PCR
              Refunding,
              (International Paper
              Company Project) Series
              1998A,
              5.100% 09/01/12.........  Baa2      BBB     1,409
  2,550     Brevard County, Florida,
              Health Facilities
              Authority, Revenue,
              (Holmes Regional Medical
              Center, Inc. Project)
              Series 1996, (MBIA
              Insured),
              5.625% 10/01/14.........  Aaa       AAA     2,724
  1,000     Canaveral, Florida, Port
              Authority, Port
              Improvement Revenue
              Refunding, Series 1996B,
              (FGIC Insured),
              5.700% 06/01/13.........  Aaa       AAA     1,119
  2,250     Charlotte County, Florida,
              Utility Revenue
              Refunding, Series 1996A,
              (FGIC Insured),
              5.625% 10/01/16.........  Aaa       AAA     2,534
  1,000     Collier County, Florida,
              Housing Finance
              Authority, Multi-Family
              Housing Revenue,
              (Goodlette Arms Project)
              Series 2002A-1, (FNMA
              COLL), Mandatory Put
              02/15/12 @ 100,
              4.900% 02/15/32.........  Aaa       AAA     1,072
  2,500     Dade County, Florida,
              Aviation Revenue, Series
              1996A, AMT, (MBIA
              Insured),
              5.750% 10/01/12.........  Aaa       AAA     2,774
  1,445     Escambia County, Florida,
              Housing Finance
              Authority, Single-Family
              Mortgage Revenue,
              (Multi-County Program)
              Series 2000A, AMT,
              (MBIA/FHA/VA Insured),
              6.300% 10/01/20.........  Aaa       AAA     1,558
  3,000     Florida State, Board of
              Education, Capital
              Outlay GO, Series 1997A,
              5.000% 01/01/17.........  Aa2       AA+     3,165
  1,000     Florida State, Board of
              Education, Lottery
              Revenue, Series 2001B,
              5.000% 07/01/20.........  Aaa       AAA     1,048

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $2,500     Florida State, Board of
              Education, Public
              Education Capital Outlay
              GO, Series 1996A,
              5.250% 06/01/16.........  Aa2       AA+  $  2,721
  1,000     Florida State, Board of
              Education, Public
              Education Capital Outlay
              GO, Series 1996A,
              5.000% 06/01/18.........  Aa2       AA+     1,048
  1,000     Florida State, Florida
              Department of
              Transportation Revenue,
              Series 2002, (MBIA
              Insured),
              5.375% 07/01/15.........  Aaa       AAA     1,126
  1,000     Florida, Capital Trust
              Agency, Multi-Family
              Housing Revenue, (Shadow
              Run Project) Series
              2000A, (FNMA COLL),
              Mandatory Put 11/01/10 @
              100,
              5.150% 11/01/30.........  Aaa       AAA     1,101
  2,785     Florida, Housing Finance
              Agency, Revenue,
              (Homeowner Mortgage
              Project) Series 1997-2,
              AMT, (MBIA Insured),
              5.750% 07/01/14.........  Aaa       AAA     2,953
  1,490     Florida, Housing Finance
              Agency, Revenue,
              (Homeowner Mortgage
              Project) Series 1998-1,
              (MBIA Insured),
              4.950% 01/01/11.........  Aaa       AAA     1,573
  3,000     Gainesville, Florida,
              Utility Systems Revenue,
              Series 1992B,
              6.500% 10/01/11.........  Aa2       AA      3,680
  1,400     Hillsborough County,
              Florida, Industrial
              Development Authority,
              PCR, (Tampa Electric
              Company Project) Series
              2002,
              5.500% 10/01/23.........  A2        BBB     1,363
  1,800     Jacksonville, Florida,
              Economic Development
              Communities Health Care
              Facilities Revenue,
              (Mayo Clinic
              Jacksonville Project)
              Series 2001A,
              5.500% 11/15/36.........  Aa2       AA      1,868
  3,720     Jacksonville, Florida,
              GTD, Entitlement Revenue
              Refunding and
              Improvement, Series
              2002, (FGIC Insured),
              5.375% 10/01/19.........  Aaa       AAA     4,060

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $5,000     Jacksonville, Florida,
              Sales Tax Revenue,
              (River City Renaissance
              Project) Series 1995,
              (FGIC Insured),
              Prerefunded 10/01/05 @
              101,
              5.650% 10/01/14.........  Aaa       AAA  $  5,561
  2,500     Jea, Florida, St. John's
              River Power Parkway
              Systems Revenue
              Refunding, Series 2002,
              5.250% 10/01/13.........  Aa2       AA      2,771
  4,000     Lakeland, Florida, Water
              and Waste Water Revenue
              Refunding and
              Improvement, Series
              2002,
              5.000% 10/01/27.........  Aa3       AA-     4,080
  2,430     Leon County, Florida,
              Capital Improvement
              Revenue, Series 1997,
              (AMBAC Insured),
              5.250% 10/01/17.........  Aaa       AAA     2,633
  2,370     Miami Beach, Florida,
              Water and Sewer Revenue,
              Series 1995, (FSA
              Insured),
              5.375% 09/01/15.........  Aaa       AAA     2,609
  3,500     Miami-Dade County,
              Florida, Aviation
              Revenue, Series 1998C,
              AMT, (MBIA Insured),
              5.250% 10/01/15.........  Aaa       AAA     3,680
  2,000     North Broward, Florida,
              Hospital District
              Revenue Refunding,
              Series 1997, (MBIA
              Insured),
              5.250% 01/15/17.........  Aaa       AAA     2,127
  5,000     Okaloosa County, Florida,
              Gas Distribution Revenue
              Refunding, Series 1994,
              (MBIA Insured),
              Prerefunded 10/01/04 @
              102,
              6.875% 10/01/19.........  Aaa       AAA     5,519
  3,260     Orange County, Florida,
              Health Facilities
              Authority, Revenue,
              Series 1996A, (MBIA
              Insured), Escrowed to
              Maturity,
              6.250% 10/01/16.........  Aaa       AAA     4,050
  1,260     Orange County, Florida,
              Health Facilities
              Authority, Revenue,
              Series 1996A, (MBIA
              Insured), Unrefunded
              Balance,
              6.250% 10/01/16.........  Aaa       AAA     1,542

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $3,000     Orange County, Florida,
              Tourist Development Tax
              Revenue Refunding,
              Series 1998A, (AMBAC
              Insured),
              4.750% 10/01/24.........  Aaa       AAA  $  3,003
  2,950     Orlando, Florida, Greater
              Orlando Aviation
              Authority, Airport
              Facilities Revenue,
              Series 1999A, AMT, (FGIC
              Insured),
              5.250% 10/01/10.........  Aaa       AAA     3,219
  1,800     Orlando, Florida,
              Utilities Commission,
              Water and Electric
              Utilities Revenue
              Refunding, Series 1989D,
              6.750% 10/01/17.........  Aa2       AA-     2,292
  1,500     Orlando, Florida,
              Utilities Commission,
              Water and Electric
              Utilities Revenue
              Refunding, Series 1994A,
              5.000% 10/01/20.........  Aa2       AA-     1,527
  5,065     Palm Beach County,
              Florida, Solid Waste
              Authority, Revenue,
              Unrefunded Balance,
              Series 1997A, (AMBAC
              Insured),
              6.000% 10/01/10.........  Aaa       AAA     5,969
  2,000     Pensacola, Florida,
              Airport Revenue, Series
              1997B, AMT, (MBIA
              Insured),
              5.625% 10/01/14.........  Aaa       AAA     2,193
  1,000     Polk County, Florida,
              Industrial Development
              Authority, Solid Waste
              Disposal Facilities
              Revenue, (Tampa Electric
              Company Project) Series
              1996, AMT,
              5.850% 12/01/30.........  A2        BBB     1,014
  1,000     Sarasota County, Florida,
              Utility Systems Revenue
              Refunding, Series 2002C,
              (FGIC Insured),
              5.250% 10/01/16.........  Aaa       AAA     1,102
  1,030     Sebring, Florida, Water
              and Wastewater Revenue
              Refunding, Series 2002,
              (FGIC Insured),
              5.250% 01/01/14.........  Aaa       AAA     1,155
  1,000     South Broward, Florida,
              Hospital District
              Revenue, Series 2002,
              5.600% 05/01/27.........  Aa3       A+      1,031

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $4,000     South Miami, Florida,
              Health Facilities
              Authority, Hospital
              Revenue Refunding,
              (Baptist Health Systems
              Obligation Group
              Project) Series 1995,
              (MBIA Insured),
              5.375% 10/01/16.........  Aaa       AAA  $  4,199
  2,500     Sunrise Lakes, Florida,
              Phase 4 Recreational
              District, GO, Series
              1995A, Prerefunded
              08/01/05 @ 102,
              6.750% 08/01/24.........  NR        NR      2,839
  1,000     Tallahassee, Florida, Blue
              Print 2000 Intern
              Government Revenue,
              Series 2003, (FSA
              Insured),
              5.000% 10/01/13.........  Aaa       AAA     1,102
  1,330     Tallahassee, Florida,
              Conservative Utility
              System Revenue
              Refunding, Series 2001,
              (FGIC Insured),
              5.500% 10/01/14.........  Aaa       AAA     1,539
  1,000     Tampa, Florida, Sports
              Authority, Local
              Optional Sales Tax
              Revenue, (Stadium
              Project) Series 1997,
              (MBIA Insured),
              5.125% 01/01/12.........  Aaa       AAA     1,092
  2,000     Tampa, Florida, Sports
              Authority, Local
              Optional Sales Tax
              Revenue, (Stadium
              Project) Series 1997,
              (MBIA Insured),
              5.250% 01/01/17.........  Aaa       AAA     2,161
  2,500     Tampa, Florida, Sports
              Authority, Sales Tax
              Revenue, (Tampa Bay
              Arena Project) Series
              1995, (MBIA Insured),
              5.750% 10/01/15.........  Aaa       AAA     2,957

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            FLORIDA -- (CONTINUED)
 $1,000     Tampa, Florida, Tax
              Allocation Revenue, (H.
              Lee Moffitt Cancer
              Project) Series 1999,
              (AMBAC Insured),
              4.875% 03/01/06.........  Aaa       AAA  $  1,091
  2,380     Volusia County, Florida,
              Educational Facilities
              Authority, Educational
              Facilities Revenue,
              (Embry-Riddle
              Aeronautical University
              Project) Series 1999A,
              5.750% 10/15/29.........  Baa2      BBB     2,473
                                                       --------
                                                        116,174
                                                       --------
            LOUISIANA -- 0.9%
  1,000     Calcasieu Parish,
              Lousiana, Industrial
              Development Board, PCR
              Refunding, (Occidental
              Petroleum Project)
              Series 2001,
              4.800% 12/01/06.........  Baa2      BBB     1,073
                                                       --------
            PUERTO RICO -- 4.6%
  4,190     Puerto Rico, Commonwealth
              GO, Series 1997, (MBIA
              Insured),
              6.500% 07/01/15.........  Aaa       AAA     5,261
    500     Puerto Rico, Industrial
              Tourist Educational
              Medical and
              Environmental Authority,
              Control Facilities
              Hospital Revenue,
              (Hospital Auxilio Mutuo
              Obligation Group
              Project) Series 1995A,
              (MBIA Insured),
              6.250% 07/01/16.........  Aaa       AAA       547
                                                       --------
                                                          5,808
                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $111,333)........................   123,055
                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Florida Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


SHARES                                                                      VALUE
 (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.2%
              (Cost $192)
    192     Nations Tax-Exempt Reserves, Capital Class Shares#..........   $    192
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $111,525*)................................      98.6%   123,247
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       1.4%
            Receivable for Fund shares sold.............................   $    106
            Dividends receivable........................................          1
            Interest receivable.........................................      2,562
            Payable for Fund shares redeemed............................       (347)
            Investment advisory fee payable.............................        (33)
            Administration fee payable..................................        (22)
            Shareholder servicing and distribution fees payable.........        (20)
            Distributions payable.......................................       (349)
            Accrued Trustees' fees and expenses.........................        (44)
            Accrued expenses and other liabilities......................        (60)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      1,794
                                                                           --------
            NET ASSETS........................................     100.0%  $125,041
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    330
            Accumulated net realized gain on investments sold...........        204
            Net unrealized appreciation of investments..................     11,722
            Paid-in capital.............................................    112,785
                                                                           --------
            NET ASSETS..................................................   $125,041
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($68,697,443 / 6,792,748 shares outstanding)..............     $10.11
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($44,072,834 / 4,358,146 shares outstanding)..............     $10.11
                                                                           ========

            Maximum sales charge........................................      4.75%
            Maximum offering price per share............................     $10.61

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($11,745,474 / 1,161,790 shares outstanding)..............     $10.11
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($524,795 / 51,957 shares outstanding)....................     $10.10
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Florida Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             10.15%
FGIC                                              16.23%
MBIA                                              36.66%

Nations Florida Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Prerefunded                                       14.97%
Special Tax                                       12.37%
Transportation Revenue                            11.29%
Electric Revenue                                  10.24%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.1%
            GEORGIA -- 91.3%
 $1,000     Alpharetta, Georgia, GO,
              Series 1992,
              6.000% 05/01/03........  Aa1       AA+   $  1,004
  1,150     Athens, Georgia,
              University of Georgia
              Student Housing
              Authority, Revenue
              Refunding, Series 2002,
              (AMBAC Insured),
              5.250% 12/01/19........  Aaa       AAA      1,237
  5,000     Atlanta, Georgia, Airport
              Facilities Revenue
              Refunding, Series
              2000A, (FGIC Insured),
              5.600% 01/01/30........  Aaa       AAA      5,322
  2,000     Atlanta, Georgia, Urban
              Residential Finance
              Authority, Multi-Family
              Revenue Refunding,
              (Housing City Plaza
              Project) Series 1998,
              AMT, (FNMA COLL),
              Mandatory Put 12/01/08
              @ 100,
              4.550% 12/01/28........  Aaa       AAA      2,111
    940     Atlanta, Georgia, Water
              and Wastewater,
              Revenue, Series 1999A,
              (FGIC Insured),
              Prerefunded,
              5.000% 11/01/38........  Aaa       AAA        945
  1,060     Atlanta, Georgia, Water
              and Wastewater,
              Revenue, Unrefunded
              Balance, Series 1999A,
              (FGIC Insured),
              Prerefunded 05/01/09 @
              101,
              5.000% 11/01/38........  Aaa       AAA      1,196
  2,750     Bibb County, Georgia, GO,
              Series 1993,
              5.500% 01/01/08........  Aa3       AA       2,834
  1,055     Bulloch County, Georgia,
              Development Authority,
              Student Housing Lease
              Revenue, (Georgia
              Southern University
              Project) Series 2002,
              3.750% 08/01/10........  Aaa       AAA      1,088
  1,090     Bulloch County, Georgia,
              Development Authority,
              Student Housing Lease
              Revenue, (Georgia
              Southern University
              Project) Series 2002,
              4.000% 08/01/11........  Aaa       AAA      1,131

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,500     Burke County, Georgia,
              Development Authority,
              PCR, (Oglethorpe Power
              Corporation Project)
              Series 1994B,
              4.700% 01/01/04........  A3        A     $  1,535
  2,000     Cartersville, Georgia,
              Development Authority,
              Sewer Facilities
              Revenue Refunding,
              (Anheuser-Busch
              Companies, Inc.
              Project) Series 1997,
              AMT,
              5.625% 05/01/09........  A1        A+       2,220
  1,000     Cartersville, Georgia,
              Development Authority,
              Sewer Facilities
              Revenue Refunding,
              (Anheuser-Busch
              Companies, Inc.
              Project) Series 1997,
              AMT,
              6.125% 05/01/27........  A1        A+       1,051
  3,000     Chatham County, Georgia,
              Hospital Medical
              Authority, Revenue,
              (Memorial Health
              Medical Center Project)
              Series 2001A,
              6.125% 01/01/24........  A3        A-       3,175
  1,000     Cherokee County, Georgia,
              School System, GO,
              Series 1993, (AMBAC
              Insured),
              5.875% 02/01/09........  Aaa       AAA      1,130
  1,000     Cherokee County, Georgia,
              School System, GO,
              Series 2001, (State Aid
              Withholding),
              5.250% 08/01/17........  Aa2       AA       1,091
    575     Cherokee County, Georgia,
              Water and Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (MBIA Insured),
              5.300% 08/01/09........  Aaa       AAA        636
  1,000     Clarke County, Georgia,
              School District, GO
              Refunding, Series 1993,
              (FGIC Insured),
              5.100% 07/01/04........  Aaa       AAA      1,048
  3,950     Clayton County, Georgia
              Housing Authority,
              Multi-Family Housing
              Revenue Refunding,
              (Tara Court II
              Apartments Project)
              Series 2001, (FNMA
              Liquidity Facility),
              Mandatory Put 12/01/11
              @ 100,
              4.350% 12/01/31........  Aaa       AAA      4,071

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $3,190     Clayton County, Georgia,
              Hospital Authority,
              Revenue Anticipation
              Certificates, (Southern
              Regional Medical Center
              Project) Series 1998A,
              (MBIA Insured),
              5.250% 08/01/09........  Aaa       AAA   $  3,566
  1,000     Clayton County, Georgia,
              Water and Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (MBIA Insured),
              5.400% 05/01/07........  Aaa       AAA      1,024
  2,000     Clayton County, Georgia,
              Water and Sewer
              Authority, Revenue,
              Series 2000,
              6.250% 05/01/17........  Aa3       AA       2,386
  1,000     Clayton County, Georgia,
              Water and Sewer
              Authority, Revenue,
              Series 2000,
              5.600% 05/01/18........  Aa3       AA       1,112
  2,000     Cobb County and Marietta,
              Georgia, Water
              Authority, Revenue
              Refunding, Series 1993,
              5.000% 11/01/03........  Aa1       AAA      2,046
  5,195     Cobb County and Marietta,
              Georgia, Water
              Authority, Revenue,
              Series 2002,
              5.125% 11/01/20........  Aaa       AAA      5,591
  1,000     Cobb County, Georgia,
              Detention Buildings and
              Facilities, GO, Series
              1993,
              5.300% 01/01/08........  Aaa       AAA      1,026
  1,200     Cobb County, Georgia,
              Kennestone Hospital
              Authority, Revenue,
              Series 1992A,
              5.600% 04/01/05........  Aa2       AA-      1,216
  1,000     Cobb County, Georgia,
              Kennestone Hospital
              Authority, Revenue,
              Series 1992A,
              5.700% 04/01/06........  Aa2       AA-      1,013
  2,000     Cobb County, Georgia,
              School District, GO,
              Series 1995,
              4.800% 02/01/04........  Aa1       AA+      2,046
  1,000     Cobb County, Georgia,
              Water and Sewer
              Authority, Revenue
              Refunding, Series
              1993A,
              5.400% 07/01/08........  Aaa       AAA      1,030

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $2,250     Columbus, Georgia, Water
              and Sewer Authority,
              Revenue Refunding,
              Series 1992, (FGIC
              Insured),
              6.000% 05/01/03........  Aaa       AAA   $  2,259
  1,000     Columbus, Georgia, Water
              and Sewer Authority,
              Revenue Refunding,
              Series 1993,
              5.100% 05/01/03........  A1        A+       1,003
  1,300     DeKalb County, Georgia,
              Development Authority,
              Revenue, (Emory
              University Project)
              Series 1994A, (GO of
              University),
              6.000% 10/01/14........  Aa2       AA       1,406
  3,700     DeKalb County, Georgia,
              Development Authority,
              Revenue, (Emory
              University Project)
              Series 1994A,
              Prerefunded 10/01/04 @
              102,
              6.000% 10/01/14........  Aa2       AA       4,035
  1,000     DeKalb County, Georgia,
              School District, GO
              Refunding, Series 1993,
              5.000% 07/01/03........  Aa2       AA       1,010
  1,000     Downtown Savannah
              Authority, Georgia,
              Revenue Refunding,
              (Chatham County
              Project) Series 1993A,
              5.000% 01/01/11........  A1        AA       1,023
  2,490     East Point, Georgia,
              Building Authority,
              Revenue, Series 2000,
              (FSA Insured),
              4.130%& 02/01/18.......  Aaa       AAA      1,195
  2,000     Forsyth County, Georgia,
              School District, GO,
              Series 1999,
              6.000% 02/01/15........  Aa2       AA-      2,323
  2,000     Fulco, Georgia, Hospital
              Authority, Revenue
              Anticipation
              Certificates, (St.
              Joseph Hospital
              Project) Series 1994,
              4.900% 10/01/03........  Aaa       AAA      2,038
  2,000     Fulco, Georgia, Hospital
              Authority, Revenue
              Anticipation
              Certificates, (St.
              Joseph Hospital
              Project) Series 1994,
              5.500% 10/01/14........  Aaa       AAA      2,144

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $2,000     Fulco, Georgia, Hospital
              Authority, Revenue
              Anticipation
              Certificates, Health
              Systems Revenue,
              (Catholic Health East
              Project) Series 1998A,
              (MBIA Insured),
              4.600% 11/15/09........  Aaa       AAA   $  2,161
  1,000     Fulton and DeKalb
              Counties, Georgia,
              Hospital Authority, GO
              Refunding Certificates,
              (Grady Memorial
              Hospital Project)
              Series 1993, (MBIA
              Insured),
              5.250% 01/01/04........  Aaa       AAA      1,030
  5,000     Fulton County, Georgia,
              Building Authority,
              Revenue, (Judicial
              Center Facilities
              Project) Series 2002B,
              4.000% 01/01/08........  Aaa       AAA      5,322
    500     Fulton County, Georgia,
              Development Authority,
              Revenue, (Clark Atlanta
              University Project)
              Series 1995, (CONNIE
              LEE Insured),
              5.125% 01/01/10........  Aaa       AAA        550
  1,735     Fulton County, Georgia,
              Development Authority,
              Revenue, (Georgia Tech
              Foundation Facilities
              Project) Series 1997A,
              5.000% 09/01/17........  Aa1       AA+      1,834
  2,900     Fulton County, Georgia,
              Housing Authority,
              Multi-Family Housing
              Revenue, (Concorde
              Place Apartments
              Project) Series 1996A,
              AMT, Prerefunded
              07/01/08 @ 100,
              6.375% 01/01/27........  Aaa       AAA      3,407
  1,500     Fulton County, Georgia,
              School District, GO
              Refunding, Series 1991,
              6.250% 05/01/04........  Aa2       AA       1,582
  1,000     Gainesville & Hall
              County, Georgia,
              Hospital Authority,
              Revenue Anticipation
              Certificates,
              (Northeast Georgia
              Health System
              Incorporated Project)
              Series 2001,
              5.000% 05/15/15........  A3        A-       1,009
  1,500     Georgia State, GO
              Refunding, Series
              1992A,
              6.250% 03/01/06........  Aaa       AAA      1,692

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,200     Georgia State, GO, Series
              1992B,
              6.000% 03/01/04........  Aaa       AAA   $  1,254
  2,750     Georgia State, GO, Series
              1993C,
              6.500% 07/01/05........  Aaa       AAA      3,057
  3,000     Georgia State, GO, Series
              1999D,
              5.800% 11/01/13........  Aaa       AAA      3,473
    765     Georgia State, Housing
              and Finance Authority,
              Revenue, (Home
              Ownership Program)
              Series 1992B, AMT,
              6.600% 06/01/25........  Aa1       AA+        788
    595     Georgia State, Housing
              and Finance Authority,
              Single-Family Mortgage
              Revenue, Series
              1998B-3,
              4.400% 06/01/17........  Aa2       AAA        616
  1,005     Georgia State, Housing
              and Finance Authority,
              Single-Family Mortgage
              Revenue, Series
              1999B-2, AMT,
              6.100% 06/01/31........  Aa2       AAA      1,058
  1,000     Georgia State, Municipal
              Electric Authority,
              Revenue, Series 1998A,
              5.250% 01/01/13........  Aaa       AAA      1,122
  1,000     Georgia State, Tollway
              Authority, Revenue
              Refunding, (Georgia 400
              Project) Series 1998,
              5.000% 07/01/07........  Aaa       AAA      1,114
  2,380     Georgia, George L. Smith
              II World Congress
              Center Authority,
              Revenue Refunding,
              (Domed Stadium Project)
              Series 2000, AMT, (MBIA
              Insured),
              6.000% 07/01/05........  Aaa       AAA      2,594
  1,250     Georgia, Municipal
              Association Inc.,
              Certificate of
              Participation, (City
              Court Atlanta Project),
              Series 2002, (AMBAC),
              5.250% 12/01/26........  Aaa       AAA      1,303
  1,500     Georgia, Municipal Gas
              Authority, Gas Tax
              Revenue, (Southern
              Storage Gas Project)
              Series 1994,
              6.000% 07/01/04........  A3        A-       1,583

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $2,585     Griffin, Georgia,
              Combined Public Utility
              Improvement Revenue
              Refunding, Series 2002,
              5.125% 01/01/19........  Aaa       AAA   $  2,780
  1,000     Griffin-Spalding County,
              Georgia, School System,
              GO, Series 1996, (State
              Aid Withholding, FSA
              Insured),
              5.250% 02/01/10........  Aaa       AAA      1,003
  2,000     Gwinnett County, Georgia,
              GO, Series 2002,
              4.000% 01/01/11........  Aaa       AAA      2,087
  1,000     Hall County, Georgia,
              School District, GO
              Refunding, Series
              1992B,
              6.300% 12/01/05........  A1        A+       1,123
  2,000     Hall County, Georgia,
              School District, GO,
              Series 1994, (AMBAC
              Insured), Prerefunded
              12/01/04 @ 102,
              6.700% 12/01/14........  Aaa       AAA      2,219
  1,000     Henry City and County,
              Georgia, Water and
              Sewer Authority,
              Improvement Revenue
              Refunding, Series
              1993A,
              5.000% 02/01/07........  A1        A+       1,041
  1,550     Henry County, Georgia,
              Hospital Authority,
              Revenue, (Henry Medical
              Center Project) Series
              1997, (AMBAC Insured),
              Prerefunded 07/01/07 @
              102,
              5.250% 07/01/09........  Aaa       AAA      1,771
  3,000     Henry County, Georgia,
              Hospital Authority,
              Revenue, (Henry Medical
              Center Project) Series
              1997, (AMBAC Insured),
              6.000% 07/01/29........  Aaa       AAA      3,335
  2,000     Houston County, Georgia,
              School District, GO,
              Series 2002, (State Aid
              Withholding),
              4.000% 09/01/06........  Aa2       AA       2,143
    500     Lawrenceville, Georgia,
              Housing Authority,
              Multi-Family Housing
              Revenue, (Knollwood
              Park, LP Project)
              Series 1997, AMT, (FNMA
              COLL), Mandatory Put
              06/01/15 @ 100,
              6.250% 12/01/29........  Aaa       AAA        575

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,000     Macon, Georgia, Water
              Authority, Water and
              Sewer Revenue
              Refunding, Series
              1994A,
              4.700% 10/01/04........  Aa3       AA-   $  1,051
  1,000     Macon-Bibb County,
              Georgia, Industrial
              Authority, Industrial
              Revenue, (Weyerhaeuser
              Company Project) Series
              1982,
              9.000% 10/01/07........  Baa2      BBB      1,286
  2,000     Marietta, Georgia,
              Housing Authority,
              Multi-Family Revenue
              Refunding, (Wood
              Glen-RMKT Housing
              Project) Series 1994,
              Mandatory Put 07/01/04
              @ 100,
              4.750% 07/01/24........  Baa2      BBB      2,016
  1,000     Meriwether County,
              Georgia, School
              District, GO, Series
              1996, (State Aid
              Withholding, FSA
              Insured),
              5.500% 02/01/16........  Aaa       AAA      1,111
  3,000     Metropolitan Atlanta
              Rapid Transit
              Authority, Georgia,
              Revenue Refunding,
              Series 1992P, (AMBAC
              Insured),
              5.900% 07/01/03........  Aaa       AAA      3,036
    540     Metropolitan Atlanta
              Rapid Transit
              Authority, Georgia,
              Revenue, Series 1983D,
              7.000% 07/01/11........  Aaa       AAA        677
  2,500     Metropolitan Atlanta
              Rapid Transit
              Authority, Georgia,
              Revenue, Series 1998B,
              (MBIA Insured),
              5.100% 07/01/13........  Aaa       AAA      2,725
  3,000     Metropolitan Atlanta
              Rapid Transit
              Authority, Georgia,
              Revenue, Series 1998B,
              (MBIA Insured),
              5.100% 07/01/15........  Aaa       AAA      3,232
  5,000     Monroe County, Georgia,
              Development Authority,
              PCR, (Georgia Power
              Company Plant Scherer
              Project) Series 2001,
              (AMBAC Insured),
              Mandatory Put 12/01/08
              @ 100,
              4.200% 01/01/12........  Aaa       AAA      5,378

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,000     Monroe County, Georgia,
              Development Authority,
              PCR, (Oglethorpe Power
              Corporation Project)
              Series 1992A,
              6.800% 01/01/12........  A3        A     $  1,200
  1,100     Paulding County, Georgia,
              School District, GO,
              Series 1992A,
              6.400% 02/01/04........  A2        A        1,148
    500     Peach County, Georgia,
              School District, GO,
              Series 1994, (State Aid
              Withholding, MBIA
              Insured),
              6.500% 02/01/08........  Aaa       AAA        588
  1,000     Richmond County, Georgia,
              Board of Education, GO
              Refunding, Series 1993,
              (FGIC Insured),
              4.700% 11/01/06........  Aaa       AAA      1,039
  3,000     Richmond County, Georgia,
              Development Authority,
              Environmental
              Improvement Revenue,
              (International Paper
              Company Project) Series
              2001A,
              5.150% 03/01/15........  Baa2      BBB      2,995
  3,000     Roswell, Georgia, GO,
              Series 1995,
              5.600% 02/01/10........  Aaa       AAA      3,289
  2,000     Roswell, Georgia, GO,
              Series 2000,
              5.500% 02/01/12........  Aaa       AAA      2,247
  1,225     Savannah, Georgia,
              Hospital Authority,
              Revenue, (St. Joseph's
              - Candler Health
              Systems Project) Series
              1998A, (FSA Insured),
              5.250% 07/01/11........  Aaa       AAA      1,332
  1,310     Savannah, Georgia,
              Hospital Authority,
              Revenue, (St. Joseph's
              - Candler Health
              Systems Project) Series
              1998A, (FSA Insured),
              5.250% 07/01/12........  Aaa       AAA      1,414
  1,000     Savannah, Georgia,
              Hospital Authority,
              Revenue, (St. Joseph's
              - Candler Health
              Systems Project) Series
              1998B, (FSA Insured),
              5.250% 07/01/10........  Aaa       AAA      1,097

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            GEORGIA -- (CONTINUED)
 $1,000     Savannah, Georgia, Water
              and Sewer Improvement
              Revenue Refunding,
              Series 1993,
              5.100% 12/01/09........  Aa3       AA+   $  1,020
  2,225     Tift County, Georgia,
              Hospital Authority,
              Revenue, Series 2002,
              5.250% 12/01/18........  Aaa       AAA      2,371
                                                       --------
                                                        168,195
                                                       --------
            ARKANSAS -- 1.0%
  2,000     Crossett, Arkansas, PCR,
              (Georgia Pacific
              Corporation Project)
              Series 1984,
              4.875% 10/01/07........  Ba3       BB-      1,751
                                                       --------
            LOUISIANA -- 1.7%
  2,000     Calcasieu Parish,
              Lousiana, Industrial
              Development Board, PCR
              Refunding, (Occidental
              Petroleum Project)
              Series 2001,
              4.800% 12/01/06........  Baa2      BBB      2,147
  1,000     Plaquemines, Louisiana,
              Port Harbour and
              District Marine
              Terminal Facilities
              Revenue Refunding,
              (Electro-Coal Project)
              Series 2001B,
              5.000% 09/01/07........  A3        BBB-       967
                                                       --------
                                                          3,114
                                                       --------
            MICHIGAN -- 2.2%
  3,650     Detroit, Michigan, GO
              Refunding, Series
              2001B, (MBIA Insured),
              5.375% 04/01/14........  Aaa       AAA      4,080
                                                       --------
            SOUTH CAROLINA -- 0.7%
  1,500     South Carolina, Tobacco
              Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28........  A1        A        1,303
                                                       --------
            TEXAS -- 1.2%
  2,000     Sam Rayburn, Texas,
              Municipal Power Agency,
              Revenue Refunding,
              Series 2002,
              6.000% 10/01/16........  Baa2      BBB-     2,137
                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $170,536)........................   180,580
                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Georgia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.8%
              (Cost $1,529)
   1,529    Nations Tax-Exempt Reserves, Capital Class Shares#..........   $  1,529
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $172,065*)................................      98.9%   182,109
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       1.1%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................        269
            Dividends receivable........................................          2
            Interest receivable.........................................      2,733
            Payable for Fund shares redeemed............................       (198)
            Investment advisory fee payable.............................        (30)
            Administration fee payable..................................        (32)
            Shareholder servicing and distribution fees payable.........        (17)
            Distributions payable.......................................       (585)
            Accrued Trustees' fees and expenses.........................        (80)
            Accrued expenses and other liabilities......................        (71)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      1,992
                                                                           --------
            NET ASSETS........................................     100.0%  $184,101
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    223
            Accumulated net realized loss on investments sold...........     (2,602)
            Net unrealized appreciation of investments..................     10,044
            Paid-in capital.............................................    176,436
                                                                           --------
            NET ASSETS..................................................   $184,101
                                                                           ========


                                                                            VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($150,797,024 / 13,808,398 shares outstanding)............     $10.92
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($18,978,518 / 1,737,517 shares outstanding)..............     $10.92
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.29

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($9,135,392 / 836,261 shares outstanding).................     $10.92
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($5,189,912 / 475,193 shares outstanding).................     $10.92
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Georgia Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             10.54%
MBIA                                              10.58%

Nations Georgia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Water Revenue                                     12.99%
Hospital Revenue                                  11.05%
Prerefunded                                       10.20%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.4%
            KANSAS -- 87.7%
 $2,000     Burlington, Kansas,
              Environmental
              Improvement Revenue
              Refunding, (Power and
              Light Project) Series
              1998C, Mandatory Put
              10/01/07 @ 100,
              4.750% 09/01/15.........  A2        BBB   $ 2,066
  1,600     Dodge, Kansas, Unified
              School District Number
              443, GO Refunding,
              Series 2002,
              (FGIC Insured),
              5.000% 03/01/13.........  Aaa       AAA     1,772
  1,045     Douglas County, Kansas,
              GO, Series 1999,
              4.550% 08/01/05.........  Aa3       AA-     1,118
  1,705     Johnson County, Kansas,
              Unified School District
              Number 229, GO
              Refunding, Series 1993A,
              (FGIC Insured),
              5.400% 10/01/04.........  Aaa       AA      1,740
  1,130     Johnson County, Kansas,
              Unified School District
              Number 231, GO
              Refunding, Series 1998A,
              (FGIC Insured),
              4.600% 10/01/09.........  Aaa       AAA     1,224
    750     Johnson County, Kansas,
              Unified School District
              Number 233, GO
              Refunding, Series 1994,
              (AMBAC Insured),
              Prerefunded 09/01/04 @
              100,
              5.625% 09/01/07.........  Aaa       AAA       797
  1,380     Johnson County, Kansas,
              Unified School District
              Number 233, GO
              Refunding, Series 2001C,
              (FGIC Insured),
              5.000% 09/01/05.........  Aaa       AAA     1,494
  2,760     Johnson County, Kansas,
              Unified School District
              Number 233, GO, Series
              1999A,
              (FGIC Insured),
              5.375% 09/01/14.........  Aaa       AAA     3,067
  1,250     Johnson County, Kansas,
              Unified School District
              Number 512, Shawnee
              Mission, GO Refunding,
              Series 1996B,
              4.850% 10/01/08.........  Aa1       AA      1,365

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,510     Johnson County, Kansas,
              Unified School District
              Number 512, Shawnee
              Mission, GO, Series
              1995,
              5.200% 10/01/07.........  Aa1       AA    $ 1,640
  1,380     Johnson County, Kansas,
              Unified School District
              Number 512, Shawnee
              Mission, GO, Series
              1995,
              5.200% 10/01/08.........  Aa1       AA      1,497
    500     Johnson County, Kansas,
              Water District Number
              001, Water Revenue
              Refunding, Series 1993,
              4.750% 06/01/04.........  Aa1       AAA       512
    720     Johnson County, Kansas,
              Water District Number
              001, Water Revenue
              Refunding, Series 1993,
              4.750% 12/01/04.........  Aa1       AAA       737
    750     Johnson County, Kansas,
              Water District Number
              001, Water Revenue
              Refunding, Series 1993,
              4.800% 06/01/05.........  Aa1       AAA       767
  1,000     Johnson County, Kansas,
              Water District Number
              001, Water Revenue,
              Series 2001,
              5.000% 12/01/12.........  Aa1       AAA     1,104
    595     Junction City, Kansas,
              Water and Sewer Revenue,
              Series 1996A, (MBIA
              Insured), Prerefunded
              09/01/05 @ 101,
              4.900% 09/01/07.........  Aaa       AAA       650
  2,230     Kansas City, Kansas,
              Utilities System
              Revenue, Series 1994,
              (FGIC Insured),
              Prerefunded 09/01/04 @
              102,
              6.375% 09/01/23.........  Aaa       AAA     2,436
  1,055     Kansas State, Department
              of Transportation
              Highway Revenue, Series
              1994,
              4.800% 09/01/08.........  Aa2       AA+     1,172
    735     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Hays Medical
              Center Inc. Project)
              Series 1997B, (MBIA
              Insured),
              4.800% 11/15/04.........  Aaa       AAA       777

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $  670     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Hays Medical
              Center Inc. Project)
              Series 1997B, (MBIA
              Insured),
              4.900% 11/15/05.........  Aaa       AAA   $   728
    510     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Hays Medical
              Center Inc. Project)
              Series 1997B, (MBIA
              Insured),
              5.000% 11/15/06.........  Aaa       AAA       566
    620     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (St.
              Lukes/Shawnee Mission
              Project) Series 1996N,
              (MBIA Insured),
              4.700% 11/15/05.........  Aaa       AAA       671
    675     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (St.
              Lukes/Shawnee Mission
              Project) Series 1996N,
              (MBIA Insured),
              4.750% 11/15/06.........  Aaa       AAA       744
    605     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (St.
              Lukes/Shawnee Mission
              Project) Series 1996P,
              (MBIA Insured),
              4.700% 11/15/05.........  Aaa       AAA       651
    630     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (St.
              Lukes/Shawnee Mission
              Project) Series 1996P,
              (MBIA Insured),
              4.750% 11/15/06.........  Aaa       AAA       690
    740     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Stormont-Vail
              Healthcare Inc. Project)
              Series 1996F, (MBIA
              Insured),
              5.600% 11/15/07.........  Aaa       AAA       820

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $  500     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Stormont-Vail
              Healthcare Inc. Project)
              Series 1996F, (MBIA
              Insured),
              5.750% 11/15/09.........  Aaa       AAA   $   543
    890     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Stormont-Vail
              Healthcare Inc. Project)
              Series 1996G, (MBIA
              Insured), Prerefunded
              11/15/06
              @ 100,
              5.700% 11/15/08.........  Aaa       AAA     1,009
    730     Kansas State, Development
              Financing Authority,
              Health Facilities
              Revenue, (Stormont-Vail
              Healthcare Inc. Project)
              Series 1996G, (MBIA
              Insured), Prerefunded
              11/15/06
              @ 100,
              5.750% 11/15/09.........  Aaa       AAA       829
  4,000     Kansas State, Development
              Financing Authority,
              Revenue, (Board of
              Regents Rehabilitation
              Project) Series 1997G-2,
              5.000% 10/01/10.........  Aaa       AAA     4,406
  2,000     Kansas State, Development
              Financing Authority,
              Revenue, (Board of
              Regents Scientific
              Research) Series 2003,
              (AMBAC Insured),
              5.000% 10/01/19.........  Aaa       AAA     2,136
  1,020     Kansas State, Development
              Financing Authority,
              Revenue, (Kansas State
              Projects) Series 2001,
              (AMBAC Insured),
              5.500% 03/01/16.........  Aaa       AAA     1,132
  2,000     Kansas State, Development
              Financing Authority,
              Revenue,
              (Regents-Wichita
              University Project)
              Series 2000B,
              (AMBAC Insured),
              5.900% 04/01/15.........  Aaa       AAA     2,308
    955     Kansas State, Development
              Financing Authority,
              Revenue, (Sisters of
              Charity Leavenworth
              Project) Series 1998,
              5.000% 12/01/14.........  Aaa       AAA     1,006

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,000     Kansas State, Development
              Financing Authority,
              Revenue, (Water
              Pollution Control
              Project) Series 1993-II,
              5.400% 11/01/03.........  Aa1       AA+   $ 1,025
  1,000     Kansas State, Development
              Financing Authority,
              Revenue, Series 2002,
              5.500% 11/01/13.........  Aa1       AA+     1,139
  1,000     Kansas State, Development
              Financing Authority,
              Revenue, Series 2002,
              5.500% 11/01/15.........  Aa1       AA+     1,133
  2,605     Kansas State, Turnpike
              Authority, Revenue,
              Series 2002, (FSA
              Insured),
              5.250% 09/01/15.........  Aaa       AAA     2,954
  1,230     Kansas State, Turnpike
              Authority, Revenue,
              Series 2002, (FSA
              Insured),
              5.250% 09/01/16.........  Aaa       AAA     1,395
  1,150     Kansas, University
              Hospital Authority,
              Revenue, (Kansas
              University Health System
              Project) Series 1999A,
              (AMBAC Insured),
              5.250% 09/01/11.........  Aaa       AAA     1,260
  1,265     Kansas, University
              Hospital Authority,
              Revenue, (Kansas
              University Health System
              Project) Series 1999A,
              (AMBAC Insured),
              5.350% 09/01/12.........  Aaa       AAA     1,394
  1,525     Kansas, University
              Hospital Authority,
              Revenue, (Kansas
              University Health System
              Project) Series 1999A,
              (AMBAC Insured),
              5.400% 09/01/13.........  Aaa       AAA     1,681
  2,000     Leavenworth County,
              Kansas, GO, Series
              1997A, (AMBAC Insured),
              4.900% 12/01/06.........  Aaa       AAA     2,131
  1,005     Manhattan, Kansas,
              Hospital Revenue, (Mercy
              Health Care Center)
              Series 2001, (FSA
              Insured),
              5.250% 08/15/10.........  Aaa       AAA     1,120
  1,065     Montgomery County, Kansas,
              Unified School District,
              Series 2002, (FGIC
              Insured),
              6.250% 04/01/12.........  Aaa       AAA     1,280

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $  860     Reno County, Kansas,
              Unified School District
              Number 313, GO, Series
              1996B, (FSA Insured),
              5.900% 09/01/08.........  Aaa       AAA   $ 1,002
    925     Reno County, Kansas,
              Unified School District
              Number 313, GO, Series
              1996B, (FSA Insured),
              5.900% 09/01/09.........  Aaa       AAA     1,083
    995     Reno County, Kansas,
              Unified School District
              Number 313, GO, Series
              1996B, (FSA Insured),
              5.900% 09/01/10.........  Aaa       AAA     1,168
    500     Salina, Kansas, Hospital
              Revenue Refunding,
              (Asbury-Salina Regional
              Medical Center Project)
              Series 1993, (AMBAC
              Insured),
              5.100% 10/01/06.........  Aaa       AAA       510
  1,010     Saline County, Kansas,
              Unified School District
              Number 305 Salina, GO
              Refunding, Series 1999,
              (FSA Insured),
              Prerefunded 09/01/08 @
              100,
              5.250% 09/01/13.........  Aaa       AAA     1,115
    495     Sedgwick County, Kansas,
              Unified School District
              Number 264 Clearwater,
              GO, Series 2003, (FGIC
              Insured),
              5.125% 09/01/09.........  Aaa       AAA       558
    550     Sedgwick County, Kansas,
              Unified School District
              Number 264 Clearwater,
              GO, Series 2003, (FGIC
              Insured),
              5.125% 09/01/10.........  Aaa       AAA       618
  1,000     Sedgwick County, Kansas,
              Unified School District
              Number 265 Goddard, GO,
              Series 1994, (FSA
              Insured),
              5.350% 10/01/04.........  Aaa       AAA     1,061
  1,000     Sedgwick County, Kansas,
              Unified School District
              Number 265 Goddard, GO,
              Series 1994, (FSA
              Insured), Prerefunded
              10/01/04
              @ 100,
              5.400% 10/01/05.........  Aaa       AAA     1,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,250     Sedgwick County, Kansas,
              Unified School District
              Number 265 Goddard, GO,
              Series 1994, (FSA
              Insured), Prerefunded
              10/01/04
              @ 100,
              5.500% 10/01/06.........  Aaa       AAA   $ 1,330
  1,000     Sedgwick County, Kansas,
              Unified School District
              Number 267, GO, Series
              1999,
              (AMBAC Insured),
              5.250% 11/01/11.........  Aaa       AAA     1,133
    625     Shawnee County, Kansas, GO
              Refunding & Improvement,
              Series 1998A,
              5.000% 09/01/08.........  A1        A+        700
  1,320     Shawnee County, Kansas, GO
              Refunding & Improvement,
              Series 1998A,
              5.125% 09/01/10.........  A1        A+      1,482
  1,660     Shawnee County, Kansas, GO
              Refunding& Improvement,
              Series 2002,
              (FSA Insured),
              5.250% 09/01/17.........  Aaa       AAA     1,816
    500     Shawnee County, Kansas,
              Health Care Facilities
              Revenue Refunding,
              (Menninger Foundation
              Project) Series 1995,
              (FSA Insured),
              5.000% 08/15/07.........  Aaa       AAA       538
    500     Shawnee County, Kansas,
              Health Care Facilities
              Revenue Refunding,
              (Menninger Foundation
              Project) Series 1995,
              (FSA Insured),
              5.100% 08/15/09.........  Aaa       AAA       538
    895     Shawnee County, Kansas,
              Unified School District
              Number 345 Seaman, GO,
              Series 1994, (MBIA
              Insured), Prerefunded
              09/01/04 @ 100,
              5.400% 09/01/06.........  Aaa       AAA       948
    950     Shawnee County, Kansas,
              Unified School District
              Number 345 Seaman, GO,
              Series 1994, (MBIA
              Insured), Prerefunded
              09/01/04 @ 100,
              5.500% 09/01/07.........  Aaa       AAA     1,007
  1,000     Shawnee County, Kansas,
              Unified School District
              Number 501 Topeka, GO,
              Series 2002,
              5.000% 02/01/14.........  Aa3       AA-     1,091

PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            KANSAS -- (CONTINUED)
 $1,260     Wichita, Kansas, GO,
              Series 2003-772, (FGIC
              Insured),
              4.250% 09/01/16.........  Aaa       AAA   $ 1,282
  1,170     Wichita, Kansas, Water and
              Sewer Utility Revenue
              Refunding, Series 1998,
              (FGIC Insured),
              4.150% 10/01/05.........  Aaa       AAA     1,245
  1,000     Wichita, Kansas, Water and
              Sewer Utility Revenue,
              Series 2003,
              (FGIC Insured),
              5.000% 10/01/09.........  Aaa       AAA     1,120
  1,890     Wyandotte County, Kansas,
              School District Number
              500, GO, Series 2002,
              (FSA Insured),
              5.000% 09/01/20.........  Aaa       AAA     1,983
                                                        -------
                                                         85,076
                                                        -------
            ALASKA -- 1.7%
  2,000     North Slope Borough,
              Alaska, Capital
              Appreciation GO, Series
              2000B,
              (MBIA Insured),
              3.440%& 06/30/09........  Aaa       AAA     1,616
                                                        -------
            MINNESOTA -- 1.1%
  1,000     Minneapolis and St. Paul
              Minnesota, Metropolitan
              Airport Commission, GO
              Refunding, Series
              1998-13,
              5.000% 01/01/10.........  Aaa       AAA     1,079
                                                        -------
            OHIO -- 1.9%
  1,000     Dayton, Ohio, Special
              Facilities Revenue
              Refunding, (Air Freight
              Corporation Project)
              Series 1993F,
              6.050% 10/01/09.........  Ba1       BB+       924
  1,000     Dayton, Ohio, Special
              Facilities Revenue, (Air
              Freight Corporation
              Project) Series 1988D,
              AMT,
              6.200% 10/01/09.........  Ba1       BB+       926
                                                        -------
                                                          1,850
                                                        -------
            OKLAHOMA -- 2.2%
  2,000     Oklahoma, Housing
              Development Authority,
              Revenue, Series 2000A,
              (FHLMC COLL),
              5.100% 11/01/05.........  Aa3       AA-     2,158
                                                        -------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS FUNDS

Nations Kansas Municipal Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                               MOODY'S   S&P
 AMOUNT                                    RATINGS       VALUE
  (000)                                  (UNAUDITED)     (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- 2.6%
 $2,000     Calhoun County, South
              Carolina, Solid Waste
              Disposal Facility
              Revenue, (Carolina
              Eastman Company Project)
              Series 1992, AMT,
              6.750% 05/01/17.........  A2        BBB+  $ 2,509
            WASHINGTON -- 1.2%
  1,000     Energy Northwest
              Washington, Electric
              Revenue Refunding,
              Series 2002A, (MBIA
              Insured),
              5.750% 07/01/18.........  Aaa       AAA     1,121
                                                        -------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $90,117)..........................   95,409
                                                        -------

 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 2.1%
              (Cost $1,994)
  1,994     Nations Tax-Exempt Reserves,
              Capital Class Shares#.....................................     1,994
                                                                           -------
            TOTAL INVESTMENTS
              (Cost $92,111*).................................     100.5%   97,403
                                                                           -------
            OTHER ASSETS AND LIABILITIES (NET)................      (0.5)%
            Cash........................................................   $     1
            Dividends receivable........................................         2
            Interest receivable.........................................     1,245
            Payable for Fund shares redeemed............................      (141)
            Investment advisory fee payable.............................       (24)
            Administration fee payable..................................       (17)
            Shareholder servicing and distribution fees payable.........        (2)
            Distributions payable.......................................      (287)
            Payable for investment securities purchased.................    (1,183)
            Accrued Trustees' fees and expenses.........................       (22)
            Accrued expenses and other liabilities......................       (63)
                                                                           -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (491)
                                                                           -------
            NET ASSETS........................................     100.0%  $96,912
                                                                           =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $   105
            Accumulated net realized gain on investments sold...........       191
            Net unrealized appreciation of investments..................     5,292
            Paid-in capital.............................................    91,324
                                                                           -------
            NET ASSETS..................................................   $96,912
                                                                           =======



                                                                           VALUE
-----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($89,718,174 / 8,580,625 shares outstanding)..............    $10.46
                                                                           =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($6,489,262 / 620,779 shares outstanding).................    $10.45
                                                                           =======

            Maximum sales charge........................................     3.25%
            Maximum offering price per share............................    $10.80

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($261,859 / 25,073 shares outstanding)....................    $10.44
                                                                           =======
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($442,867 / 42,461 shares outstanding)....................    $10.43
                                                                           =======

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Kansas Municipal Income Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             14.94%
FGIC                                              17.12%
FSA                                               18.74%
MBIA                                              13.80%

Nations Kansas Municipal Income Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Prerefunded                                       16.65%
Hospital Revenue                                  13.23%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.3%
            MARYLAND -- 84.0%
 $  500     Anne Arundel County, Maryland, Consolidated
              General Improvement GO Refunding, Series 1995,
              5.300% 04/01/10.................................  Aa1       AA+        $    543
  1,000     Anne Arundel County, Maryland, Consolidated
              General Improvement GO, Series 1993,
              5.125% 07/15/08.................................  Aa1       AA+           1,032
    500     Anne Arundel County, Maryland, Consolidated
              General Improvement GO, Series 1993,
              5.250% 07/15/11.................................  Aa1       AA+             516
  2,855     Anne Arundel County, Maryland, GO, Series 1995,
              5.200% 04/01/08.................................  Aa1       AA+           3,084
  2,075     Baltimore, Maryland, Consolidated Public
              Improvement GO, Series 1991C, (FGIC Insured),
              6.375% 10/15/07.................................  Aaa       AAA           2,440
  1,000     Baltimore, Maryland, Consolidated Public
              Improvement GO, Series 1993A, (AMBAC Insured),
              5.300% 10/15/06.................................  Aaa       AAA           1,023
  1,740     Baltimore, Maryland, Consolidated Public
              Improvement GO, Series 1997A, (FGIC Insured),
              5.300% 10/15/16.................................  Aaa       AAA           1,919
  1,000     Baltimore, Maryland, Consolidated Public
              Improvement GO, Series 1998B, (FGIC Insured),
              6.500% 10/15/08.................................  Aaa       AAA           1,143
  1,000     Baltimore, Maryland, Convention Center Revenue
              Refunding, Series 1998, (MBIA Insured),
              5.000% 09/01/06.................................  Aaa       AAA           1,105
  1,725     Baltimore, Maryland, Exchanged Revenue, Series
              1996A, (FGIC Insured),
              5.900% 07/01/10.................................  Aaa       AAA           2,016
  1,000     Baltimore, Maryland, GO, Series 1989B, (MBIA
              Insured),
              7.000% 10/15/04.................................  Aaa       AAA           1,087

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Baltimore, Maryland, GO, Series 1989B, (MBIA
              Insured),
              7.050% 10/15/07.................................  Aaa       AAA        $  1,205
  1,750     Baltimore, Maryland, Port Facilities Revenue,
              (E.I. duPont de Nemours and Company Project)
              Series 1985,
              6.500% 12/01/10.................................  Aa3       AA-           1,810
  1,000     Baltimore, Maryland, Revenue Refunding,
              (Wastewater Projects) Series 1993A, (MBIA
              Insured),
              5.100% 07/01/04.................................  Aaa       AAA           1,048
    800     Calvert County, Maryland, PCR Refunding,
              (Baltimore Gas and Electric Company Project)
              Series 1993,
              5.550% 07/15/14.................................  A2        BBB+            829
    250     Cumberland, Maryland, GO Refunding, Series 1994A,
              (FGIC Insured),
              5.250% 05/01/21.................................  Aaa       AAA             256
  1,000     Harford County, Maryland, GO, Series 1997,
              5.500% 12/01/07.................................  Aa1       AA            1,147
  2,595     Howard County, Maryland, Consolidated Public
              Improvement GO, Refunding, Series 2002A,
              5.250% 08/15/15.................................  Aaa       AAA           2,886
     20     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 1993A, Prerefunded
              08/15/05 @ 100,
              5.250% 08/15/06.................................  Aaa       AAA              22
  1,500     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A,
              5.250% 02/15/16.................................  Aaa       AAA           1,641
  1,900     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A,
              5.250% 02/15/17.................................  Aaa       AAA           2,072
  2,000     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2000A,
              5.250% 02/15/18.................................  Aaa       AAA           2,173

                       SEE NOTES TO FINANCIAL STATEMENTS.
 170

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $3,900     Howard County, Maryland, Consolidated Public
              Improvement GO, Series 2002A,
              5.000% 08/15/09.................................  Aaa       AAA        $  4,384
  1,115     Howard County, Maryland, Consolidated Public
              Improvement GO, Unrefunded Balance, Series
              1993A,
              5.250% 08/15/06.................................  Aaa       AAA           1,155
  1,530     Laurel, Maryland, Public Improvement GO Refunding,
              1996A, (FGIC Insured),
              5.000% 10/01/11.................................  Aaa       AAA           1,679
  1,125     Maryland State, Certificates of Participation
              Revenue, (Aviation Administration Facilities
              Project) Series 1999, AMT,
              4.750% 05/01/07.................................  Aa3       AA+           1,219
    500     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Residential
              Project) Series 1998B, AMT,
              4.950% 09/01/11.................................  Aa2       AA              526
    705     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Residential
              Project) Series 2000A,
              5.500% 09/01/12.................................  Aa2       AA              760
  1,000     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1997-1, (FHA COLL),
              4.950% 04/01/07.................................  Aa2       AA            1,091
  4,000     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1998-3, AMT,
              4.500% 04/01/08.................................  Aa2       AA            4,275

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,685     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, (Single-Family
              Program) Series 1998-3, AMT,
              4.700% 04/01/10.................................  Aa2       AA         $  1,790
  2,410     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, Series 1999D,
              AMT,
              5.375% 09/01/24.................................  Aa2       AA            2,484
  3,000     Maryland State, Community Development
              Administration, Department of Housing and
              Community Development, Revenue, Series 1999H,
              AMT,
              6.000% 09/01/17.................................  Aa2       AA            3,193
  1,265     Maryland State, Department of Transportation,
              Revenue, Series 2002,
              5.500% 02/01/11.................................  Aa2       AA            1,442
  5,000     Maryland State, Department of Transportation,
              Revenue, Series 2002,
              5.500% 02/01/14.................................  Aa2       AA            5,777
    495     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Collegiate Housing
              Project) Series 1999A,
              5.300% 06/01/08.................................  Baa2      BBB             498
    575     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Collegiate Housing
              Project) Series 1999A,
              5.600% 06/01/11.................................  Baa2      BBB             586
  4,600     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Salisbury Collegiate
              Housing Project) Series 1999A,
              5.750% 06/01/29.................................  Baa3      BBB-          4,526
  1,850     Maryland State, Economic Development Corporation,
              Student Housing Revenue, (Salisbury Collegiate
              Housing Project) Series 1999A,
              6.000% 06/01/30.................................  Baa3      BBB-          1,893

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $  860     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              5.600% 06/01/10.................................  Baa3      BBB-       $    884
  1,000     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              5.700% 06/01/12.................................  Baa3      BBB-          1,005
    815     Maryland State, Economic Development Corporation,
              Student Housing Revenue, Series 1999A,
              6.000% 06/01/19.................................  Baa3      BBB-            842
  1,000     Maryland State, GO, Series 1998,
              5.000% 07/15/11.................................  Aaa       AAA           1,088
  2,700     Maryland State, Health and Higher Education
              Facilities Authority, Revenue Refunding, (Johns
              Hopkins Hospital Project) Series 1993,
              5.250% 07/01/04.................................  A1        AA-           2,780
  1,500     Maryland State, Health and Higher Education
              Facilities Authority, Revenue Refunding, (Johns
              Hopkins Hospital Project) Series 1993,
              5.400% 07/01/06.................................  A1        AA-           1,545
    300     Maryland State, Health and Higher Education
              Facilities Authority, Revenue Refunding, (Johns
              Hopkins Hospital Project) Series 1993,
              5.600% 07/01/09.................................  A1        AA-             309
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue Refunding,
              (University of Maryland Medical Systems Project)
              Series 1993, (FGIC Insured),
              5.200% 07/01/04.................................  Aaa       AAA           1,030
    510     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (College of Notre
              Dame Project) Series 1998, (MBIA Insured),
              4.600% 10/01/14.................................  Aaa       AAA             549

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Howard County
              General Hospital Project) Series 1993,
              5.500% 07/01/13.................................  Aaa       AAA        $  1,029
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Howard County
              General Hospital Project) Series 1993,
              5.500% 07/01/21.................................  Aaa       AAA           1,029
  2,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (John Hopkins
              Hospital Redevelopment Project) Series 1979,
              5.750% 07/01/09.................................  Aaa       AAA           2,330
  1,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Johns Hopkins
              Medical Project) Series 1998,
              5.000% 07/01/29.................................  Aaa       AAA           1,015
  5,000     Maryland State, Health and Higher Education
              Facilities Authority, Revenue, (Johns Hopkins
              University Project) Series 1999, Prerefunded
              07/01/09 @ 101,
              6.000% 07/01/39.................................  Aa2       AA            5,935
  1,100     Maryland State, Industrial Development Financing
              Authority, Revenue Refunding, (American Center
              for Physics Facilities Project) Series 2001,
              (GTY AGMT),
              3.650% 12/15/05.................................  Aa3       AA-           1,161
    500     Maryland State, Stadium Authority, Lease Revenue,
              (Ocean City Convention Center Project) Series
              1995,
              5.375% 12/15/13.................................  Aa2       AA+             551
  1,000     Maryland State, State and Local Facilities Loan
              GO, Series 1995-2,
              5.000% 10/15/04.................................  Aaa       AAA           1,058
  1,550     Maryland State, State and Local Facilities Loan
              GO, Series 1996-2,
              5.250% 06/15/11.................................  Aaa       AAA           1,723

                       SEE NOTES TO FINANCIAL STATEMENTS.
 172

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Maryland State, State and Local Facilities Loan
              GO, Series 1999-2,
              5.000% 07/15/07.................................  Aaa       AAA        $  1,116
  5,500     Maryland State, State and Local Facilities Loan
              GO, Series 2000,
              5.500% 08/01/09.................................  Aaa       AAA           6,341
  2,970     Maryland State, State and Local Facilities Loan
              GO, Series 2000,
              5.750% 08/01/11.................................  Aaa       AAA           3,453
  2,245     Maryland State, State and Local Facilities Loan
              GO, Series 2002,
              5.500% 03/01/13.................................  Aaa       AAA           2,600
  3,000     Maryland State, Transportation Authority,
              (Baltimore/Washington International Airport
              Project) Series 2002A, (AMBAC Insured),
              4.500% 03/01/15.................................  Aaa       AAA           3,151
    760     Maryland State, Transportation Authority, Revenue,
              (Transportation Facilities Project) Series 1978,
              6.800% 07/01/16.................................  Aaa       AAA             920
    300     Maryland State, Transportation Authority, Revenue,
              (Transportation Facilities Project) Series 1992,
              5.750% 07/01/15.................................  A1        A+              301
  4,000     Maryland State, Transportation Authority,
              Transportation Revenue, Series 1992,
              5.700% 07/01/05.................................  A1        A+            4,371
  2,800     Maryland State, Transportation Authority,
              Transportation Revenue, Series 1992,
              5.800% 07/01/06.................................  A1        A+            3,152
  2,700     Maryland, Washington Suburban Sanitation District
              Authority, GO Refunding, Series 2001,
              5.000% 06/01/08.................................  Aaa       AAA           3,019
  2,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO Refunding, Series 1992A,
              5.600% 07/01/04.................................  Aaa       AAA           2,111

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO Refunding, Series 1992A,
              5.750% 07/01/06.................................  Aaa       AAA        $  1,127
  1,500     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1992A,
              5.800% 07/01/07.................................  Aaa       AAA           1,719
  3,500     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1993A,
              4.900% 10/01/07.................................  Aaa       AAA           3,635
  1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1997A,
              5.375% 05/01/08.................................  Aaa       AAA           1,130
  1,000     Montgomery County, Maryland, Consolidated Public
              Improvement GO, Series 1997A, Prerefunded
              05/01/07 @ 102,
              5.375% 05/01/13.................................  Aaa       AAA           1,146
  1,000     Montgomery County, Maryland, Economic Development
              Revenue, (Trinity Health Care Group Project)
              Series 2001,
              5.500% 12/01/16.................................  Aa3       AA-           1,097
  3,800     Montgomery County, Maryland, GO Refunding, Series
              2001,
              5.250% 10/01/10.................................  Aaa       AAA           4,331
  1,000     Montgomery County, Maryland, GO Refunding, Series
              2001,
              5.250% 10/01/14.................................  Aaa       AAA           1,124
  1,500     Montgomery County, Maryland, Housing Opportunities
              Commission, Multi-Family Mortgage Revenue,
              Series 2000A,
              6.100% 07/01/30.................................  Aaa       AAA           1,610
  1,500     Northeast Maryland, Solid Waste Disposal
              Authority, Revenue, (Montgomery County Resource
              Recreation Project) Series 1993A, AMT,
              6.000% 07/01/07.................................  A2        A             1,659

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $  935     Northeast Maryland, Solid Waste Disposal
              Authority, Revenue, (Ogden Martin Systems -
              Montgomery County Residential Receivables
              Project) Series 1993A, AMT,
              6.300% 07/01/16.................................  A2        A          $    963
  2,250     Northeast, Maryland, Waste Disposal Authority,
              Revenue Refunding, Series 2003, (AMBAC Insured),
              5.500% 04/01/10.................................  Aaa       AAA           2,495
  2,000     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 1999,
              5.000% 10/01/12.................................  Aaa       AAA           2,185
  3,300     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 1999, (FSA
              Insured),
              5.125% 10/01/16.................................  Aaa       AAA           3,580
  1,000     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 2000,
              5.125% 10/01/08.................................  Aa3       AA            1,130
  1,000     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 2000,
              5.125% 10/01/10.................................  Aa3       AA            1,127
  3,000     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 2000,
              5.250% 10/01/18.................................  Aa3       AA            3,267
  2,500     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 2000,
              5.250% 10/01/19.................................  Aa3       AA            2,702
  4,825     Prince Georges County, Maryland, Consolidated
              Public Improvement GO, Series 2001, (FGIC
              Insured),
              5.250% 12/01/11.................................  Aaa       AAA           5,478
  3,970     Prince Georges County, Maryland, Construction
              Public Improvements GO, Series 1995, (MBIA
              Insured),
              5.500% 01/01/10.................................  Aaa       AAA           4,329

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $4,650     Prince Georges County, Maryland, GO, Construction
              Public Improvements, Series 2001, (FGIC
              Insured),
              5.250% 12/01/12.................................  Aaa       AAA        $  5,262
    220     Prince Georges County, Maryland, Housing
              Authority, Single-Family Mortgage Revenue,
              Series 2000A, AMT,
              6.150% 08/01/19.................................  Aaa       AAA             236
  1,500     Prince Georges County, Maryland, PCR Refunding,
              (Potomac Electric Power Project) Series 1995,
              5.750% 03/15/10.................................  A1        A-            1,726
  2,000     Prince Georges County, Maryland, Solid Waste
              Management Systems Authority, Revenue Refunding,
              Series 1993, (FSA Insured),
              5.100% 06/15/05.................................  Aaa       AAA           2,056
  1,200     Queen Annes County, Maryland, School and Public
              Facilities GO, Series 2000,
              5.250% 01/15/14.................................  Aaa       AAA           1,320
  1,000     St. Mary's County, Maryland, GO, Series 1995,
              (MBIA Insured),
              5.700% 03/01/08.................................  Aaa       AAA           1,097
  2,000     University of Maryland, Systems Auxiliary
              Facilities and Tuition Revenue Refunding, Series
              1993C,
              4.900% 10/01/08.................................  Aa3       AA+           2,056
  3,520     University of Maryland, Systems Auxiliary
              Facilities and Tuition Revenue, Series 1996A,
              5.600% 04/01/13.................................  Aa3       AA+           3,957
  3,115     University of Maryland, Systems Auxiliary
              Facilities and Tuition Revenue, Series 1996A,
              5.600% 04/01/14.................................  Aa3       AA+           3,501
  1,000     University of Maryland, Systems Auxiliary
              Facilities and Tuition Revenue, Series 1997A,
              5.125% 04/01/13.................................  Aa3       AA+           1,095

                       SEE NOTES TO FINANCIAL STATEMENTS.
 174

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MARYLAND -- (CONTINUED)
 $1,975     University of Maryland, Systems Auxiliary
              Facilities and Tuition Revenue, Series 2000A,
              5.000% 10/01/08.................................  Aa3       AA+        $  2,220
  1,000     Washington County, Maryland, Consolidated Public
              Improvement GO Refunding, Series 1993, (FGIC
              Insured),
              5.250% 01/01/06.................................  Aaa       AAA           1,023
  1,000     Washington County, Maryland, Sanitation District,
              GO Refunding, Series 1993F, (FGIC Insured),
              5.250% 01/01/06.................................  Aaa       AAA           1,023
  1,000     Washington Suburban Sanitation District Authority,
              Maryland, General Construction GO, Series 2000,
              5.250% 06/01/22.................................  Aaa       AAA           1,052
  3,440     Washington Suburban Sanitation District Authority,
              Maryland, Water Supply GO Refunding, Series
              1993,
              5.100% 12/01/07.................................  Aaa       AAA           3,600
  2,050     Washington Suburban Sanitation District Authority,
              Maryland, Water Supply GO, Series 2001,
              4.125% 06/01/05.................................  Aaa       AAA           2,171
  1,290     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              4.800% 12/01/10.................................  Aaa       AAA           1,425
  1,355     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              4.900% 12/01/11.................................  Aaa       AAA           1,479
  1,425     Wicomico County, Maryland, Public Improvement GO,
              Series 1997, (MBIA Insured),
              5.000% 12/01/12.................................  Aaa       AAA           1,557
                                                                                     --------
                                                                                      208,363
                                                                                     --------

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            ALABAMA -- 1.2%
 $3,000     Courtland, Alabama, Industrial Development Board,
              Solid Waste Disposal Revenue, (Champion
              International Corporation Project) Series 1992,
              AMT,
              7.000% 06/01/22.................................  Baa2      BBB        $  3,065
                                                                                     --------
            ARKANSAS -- 1.1%
  3,000     Crossett, Arkansas, PCR, (Georgia Pacific
              Corporation Project) Series 1984,
              4.875% 10/01/07.................................  Ba3       BB-           2,626
                                                                                     --------
            DISTRICT OF COLUMBIA -- 0.2%
    350     Washington, District of Columbia, Metropolitan
              Area Transportation Authority, Revenue
              Refunding, Series 1993, (FGIC Insured),
              6.000% 07/01/10.................................  Aaa       AAA             413
                                                                                     --------
            GUAM -- 0.2%
    600     Guam, Government GO, Series 1993A,
              5.200% 11/15/08.................................  Ba2       BB              600
                                                                                     --------
            ILLINOIS -- 0.8%
  1,990     Will County, Illinois, Student Housing Revenue,
              (Joliet Junior College Project) Series 2002A,
              6.625% 09/01/23.................................  Baa3      BBB-          1,930
                                                                                     --------
            KANSAS -- 0.4%
  1,000     Burlington, Kansas, Environmental Improvement
              Revenue Refunding, (Power and Light Project)
              Series 1998K, Mandatory Put 10/01/07 @ 100,
              4.750% 09/01/15.................................  A2        BBB           1,033
                                                                                     --------
            MICHIGAN -- 0.9%
  2,000     Southfield, Michigan, Library Building Authority,
              GO, Series 2000, (MBIA Insured),
              5.500% 05/01/24.................................  Aaa       AAA           2,111
                                                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            MINNESOTA -- 0.7%
 $1,715     Minneapolis and St. Paul Minnesota, Metropolitan
              Airport Commission, GO Refunding, Series
              1998-13,
              5.000% 01/01/10.................................  Aaa       AAA        $  1,850

            MISSISSIPPI -- 2.0%
  1,000     Mississippi State, Hospital Facilities and
              Equipment Authority, Revenue, (Forrest County
              General Hospital Project) Series 2000, (FSA
              Insured),
              5.625% 01/01/20.................................  Aaa       AAA           1,077
  3,100     Mississippi State, Hospital Facilities and
              Equipment Authority, Revenue, (Forrest County
              General Hospital Project) Series 2000, (FSA
              Insured),
              5.500% 01/01/24.................................  Aaa       AAA           3,256
    500     Warren County, Mississippi, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 08/01/18.................................  Baa2      BBB             527
                                                                                     --------
                                                                                        4,860
                                                                                     --------
            PUERTO RICO -- 0.1%
    310     Puerto Rico, Housing Bank and Finance Agency,
              Single-Family Mortgage Revenue, (Affordable
              Housing Mortgage-Portfolio I) Series 1995, AMT,
              (GNMA/FNMA/ FHLMC COLL),
              6.100% 10/01/15.................................  Aaa       AAA             325
                                                                                     --------
            TENNESSEE -- 1.4%
  1,355     Maury County, Tennessee, Industrial Development
              Board, Multi-Model PCR Refunding, (General
              Motors Corporation - Saturn Corporation Project)
              Series 1994,
              6.500% 09/01/24.................................  A3        BBB           1,415

PRINCIPAL                                                       MOODY'S     S&P
 AMOUNT                                                              RATINGS           VALUE
  (000)                                                            (UNAUDITED)         (000)
----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $2,000     Memphis-Shelby County, Tennessee, Airport
              Authority, Special Facilities Revenue Refunding,
              (Federal Express Corporation Project) Series
              2001,
              5.000% 09/01/09.................................  Baa2      BBB        $  2,136
                                                                                     --------
                                                                                        3,551
                                                                                     --------
            TEXAS -- 4.6%
  4,250     Austin, Texas, Utilities System Revenue,
              Refunding, Series 1997, (FSA Insured),
              5.125% 11/15/13.................................  Aaa       AAA           4,633
  2,000     Sam Rayburn, Texas, Municipal Power Agency,
              Revenue Refunding, Series 2002,
              6.000% 10/01/16.................................  Baa2      BBB-          2,137
  2,000     Texas State, Water Development Board, Revenue,
              Series 1997,
              5.000% 07/15/12.................................  Aaa       AAA           2,165
  2,395     Travis County, Texas, Housing Financial Authority,
              Multi-Family Housing Revenue, (Lakeview
              Apartments Project) Series 2001A,
              5.500% 07/01/11.................................  Baa2      BBB           2,373
                                                                                     --------
                                                                                       11,308
                                                                                     --------
            VIRGINIA -- 0.7%
  1,775     Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue, (U.S. Route
              58 Corridor Development Project) Series
              1993PG-B,
              5.350% 05/15/09.................................  Aa1       AA+           1,820
                                                                                     --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $228,405).....................................................    243,855
                                                                                     --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 176

NATIONS FUNDS

Nations Maryland Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


SHARES                                                                      VALUE
(000)                                                                       (000)
-----------------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 1.6%
           (Cost $4,033)
 4,033   Nations Tax-Exempt Reserves,
           Capital Class Shares#.......................................   $  4,033
                                                                          --------
         TOTAL INVESTMENTS
           (Cost $232,438*)..................................    99.9%     247,888
                                                                          --------
         OTHER ASSETS AND LIABILITIES (NET)..................     0.1%
         Receivable for Fund shares sold...............................   $    504
         Dividends receivable..........................................          3
         Interest receivable...........................................      3,664
         Payable for Fund shares redeemed..............................       (411)
         Investment advisory fee payable...............................        (42)
         Administration fee payable....................................        (42)
         Shareholder servicing and distribution fees payable...........        (26)
         Distributions payable.........................................       (712)
         Payable for investment securities purchased...................     (2,474)
         Accrued Trustees' fees and expenses...........................        (83)
         Accrued expenses and other liabilities........................        (86)
                                                                          --------
         TOTAL OTHER ASSETS AND LIABILITIES (NET)......................        295
                                                                          --------
         NET ASSETS..........................................   100.0%    $248,183
                                                                          ========
         NET ASSETS CONSIST OF:
         Undistributed net investment income...........................   $    202
         Accumulated net realized loss on investments sold.............     (1,744)
         Net unrealized appreciation of investments....................     15,450
         Paid-in capital...............................................    234,275
                                                                          --------
         NET ASSETS....................................................   $248,183
                                                                          ========


                                                                            VALUE
-----------------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($192,668,721 / 17,170,490 shares outstanding)..............     $11.22
                                                                          ========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($32,173,611 / 2,867,366 shares outstanding)................     $11.22
                                                                          ========

         Maximum sales charge..........................................      3.25%
         Maximum offering price per share..............................     $11.60

         INVESTOR B SHARES:
         Net asset value and offering price per share**
           ($20,565,149 / 1,832,336 shares outstanding)................     $11.22
                                                                          ========
         INVESTOR C SHARES:
         Net asset value and offering price per share**
           ($2,775,860 / 247,382 shares outstanding)...................     $11.22
                                                                          ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Maryland Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Housing Revenue                                   12.08%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.6%
            NORTH CAROLINA -- 94.9%
 $1,000     Brunswick County, North Carolina, Certificates of
              Participation, Series 2000,
              5.500% 06/01/20...................................  Aaa       AAA        $  1,081
  2,000     Cabarrus County, North Carolina, Certificates of
              Participation, Installment Financing Contract,
              Series 2001,
              5.500% 04/01/13...................................  Aa3       AA-           2,257
  1,500     Cabarrus County, North Carolina, GO, Series 1997,
              (MBIA Insured),
              5.300% 02/01/13...................................  Aaa       AAA           1,662
  1,200     Charlotte, North Carolina, Airport Revenue, Series
              1999B, AMT, (MBIA Insured),
              4.750% 07/01/05...................................  Aaa       AAA           1,274
  1,275     Charlotte, North Carolina, Airport Revenue, Series
              1999B, AMT, (MBIA Insured),
              4.850% 07/01/06...................................  Aaa       AAA           1,378
  1,260     Charlotte, North Carolina, Airport Revenue, Series
              1999B, AMT, (MBIA Insured),
              5.000% 07/01/07...................................  Aaa       AAA           1,376
  1,000     Charlotte, North Carolina, Airport Revenue, Series
              1999B, AMT, (MBIA Insured),
              6.000% 07/01/24...................................  Aaa       AAA           1,109
  1,295     Charlotte, North Carolina, GO Refunding, Series
              1995,
              5.000% 06/01/07...................................  Aaa       AAA           1,399
  1,000     Charlotte, North Carolina, GO, Series 2000,
              5.500% 06/01/12...................................  Aaa       AAA           1,127
  1,570     Charlotte, North Carolina, GO, Series 2002C,
              5.000% 07/01/20...................................  Aaa       AAA           1,656
  1,265     Charlotte, North Carolina, GO, Series 2002C,
              5.000% 07/01/22...................................  Aaa       AAA           1,317
  2,000     Charlotte, North Carolina, GO, Series 2003,
              4.250% 07/01/11...................................  Aaa       AAA           2,126
  1,000     Charlotte, North Carolina, Water and Sewer GO,
              Series 1994, Prerefunded 02/01/04 @ 102,
              5.800% 02/01/16...................................  Aaa       AAA           1,059

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,670     Charlotte, North Carolina, Water and Sewer GO,
              Series 1996,
              5.500% 05/01/06...................................  Aaa       AAA        $  1,860
  1,000     Charlotte, North Carolina, Water and Sewer GO,
              Series 1998,
              4.750% 02/01/05...................................  Aaa       AAA           1,061
  1,855     Charlotte, North Carolina, Water and Sewer GO,
              Series 1998,
              4.750% 02/01/12...................................  Aaa       AAA           1,977
  2,545     Charlotte, North Carolina, Water and Sewer Systems
              Revenue, Series 1999,
              5.375% 06/01/19...................................  Aa1       AAA           2,927
  2,000     Charlotte-Mecklenburg Hospital Authority, Revenue,
              (Carolinas Healthcare System Project) Series
              1997A,
              5.000% 01/15/17...................................  Aa3       AA            2,063
  3,000     Charlotte-Mecklenburg Hospital Authority, Revenue,
              (Carolinas Healthcare System Project) Series
              1997A,
              5.125% 01/15/22...................................  Aa3       AA            3,055
  1,000     Cleveland County, North Carolina, GO Refunding,
              Series 1993, (FGIC Insured),
              5.100% 06/01/05...................................  Aaa       AAA           1,017
  1,490     Concord, North Carolina, Certificate of
              Participation, Series 2001, (MBIA Insured),
              5.000% 06/01/17...................................  Aaa       AAA           1,587
    500     Concord, North Carolina, GO Refunding, Series 1992,
              6.200% 06/01/05...................................  Aa2       AA-             510
  1,000     Craven County, North Carolina, Industrial Facilities
              and Pollution Control Financing Authority, PCR
              Refunding, (Weyerhaeuser Company Project) Series
              1992,
              6.350% 01/01/10...................................  Baa2      BBB           1,021
  2,120     Cumberland County, North Carolina, GO Refunding,
              Series 1998, (FGIC Insured),
              4.750% 02/01/10...................................  Aaa       AAA           2,291

                       SEE NOTES TO FINANCIAL STATEMENTS.
 178

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Cumberland County, North Carolina, GO, Series 1998,
              (FGIC Insured),
              5.000% 03/01/17...................................  Aaa       AAA        $  1,065
  2,300     Durham and Wake County, North Carolina, Special
              Apartment District, GO Refunding, Series 1993,
              5.000% 04/01/03...................................  Aaa       AAA           2,300
  2,000     Durham County, North Carolina, GO Refunding, Series
              2002,
              5.000% 03/01/07...................................  Aaa       AAA           2,215
  1,000     Durham County, North Carolina, GO, Series 2002B,
              5.000% 04/01/15...................................  Aaa       AAA           1,091
  1,000     Durham, North Carolina, Water and Sewer Utility
              System Revenue, Series 2001,
              5.250% 06/01/16...................................  Aa3       AA            1,096
  1,150     Fayetteville, North Carolina, Public Works
              Commission Revenue Refunding, Series 1997, (FSA
              Insured),
              5.250% 03/01/07...................................  Aaa       AAA           1,279
  2,000     Forsyth County, North Carolina, GO Refunding, Series
              1993A,
              4.750% 03/01/06...................................  Aaa       AAA           2,080
  1,500     Gaston County, North Carolina, GO, Series 2002,
              (AMBAC Insured),
              5.250% 06/01/20...................................  Aaa       AAA           1,627
  1,000     Greensboro, North Carolina, Combined Enterprise
              Systems Revenue, Series 1998A,
              5.000% 06/01/18...................................  Aa3       AA-           1,050
  1,305     Greensboro, North Carolina, Enterprise Systems
              Revenue, Series 1998A,
              5.500% 06/01/08...................................  Aa3       AA-           1,488
  1,000     Greensboro, North Carolina, Public Improvement GO,
              Series 1998,
              4.700% 04/01/10...................................  Aa1       AAA           1,080
  2,000     Greenville, North Carolina, Combined Enterprise
              Systems Revenue, Series 1994,
              6.000% 09/01/10...................................  A2        A+            2,163

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Greenville, North Carolina, Utilities Commission
              Revenue, Series 2000A, (MBIA Insured),
              5.500% 09/01/19...................................  Aaa       AAA        $  1,102
  1,025     Guilford County, North Carolina, Public Improvement
              GO, Series 2000B,
              5.000% 10/01/06...................................  Aa1       AAA           1,138
  4,000     Haywood County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue Refunding,
              (Champion International Corporation Project)
              Series 1999, AMT,
              6.400% 11/01/24...................................  Baa2      BBB           4,171
  1,275     High Point, North Carolina, Water and Sewer GO,
              Series 2002, (MBIA Insured),
              4.500% 06/01/14...................................  Aaa       AAA           1,358
  1,955     Iredell County, North Carolina, Public Facilities
              Corporate Installment Payment Revenue, (School
              Projects) Series 2000, (AMBAC Insured),
              5.500% 06/01/09...................................  Aaa       AAA           2,233
  2,180     Iredell County, North Carolina, Public Facilities
              Corporate Installment Payment Revenue, (School
              Projects) Series 2000, (AMBAC Insured),
              5.125% 06/01/18...................................  Aaa       AAA           2,467
  1,305     Johnston County, North Carolina, GO, Series 2000,
              (FGIC Insured),
              5.500% 03/01/12...................................  Aaa       AAA           1,467
  1,925     Johnston County, North Carolina, GO, Series 2000,
              (FGIC Insured),
              5.500% 03/01/15...................................  Aaa       AAA           2,163
  2,700     Johnston County, North Carolina, GO, Series 2000,
              (FGIC Insured),
              5.500% 03/01/16...................................  Aaa       AAA           3,027

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $  200     Lower Cape Fear, North Carolina, Water and Sewer
              Authority, Revenue, Series 1993, AMT,
              5.200% 03/01/04...................................  A2        BBB        $    205
  1,300     Martin County, North Carolina, Industrial Facilities
              and Pollution Control Financing Authority, Solid
              Waste Disposal Revenue, (Weyerhaeuser Company
              Project) Series 1993, AMT,
              5.650% 12/01/23...................................  Baa2      BBB           1,269
  1,000     Mecklenburg County, North Carolina, GO Refunding,
              Series 1993,
              4.250% 04/01/05...................................  Aaa       AAA           1,057
  1,000     Mecklenburg County, North Carolina, GO Refunding,
              Series 1993,
              6.000% 04/01/11...................................  Aaa       AAA           1,183
  1,500     Mecklenburg County, North Carolina, GO, Series
              1998C, (First Union National Bank Sbpa),
              1.140%&& 02/01/17.................................  VMIG1     A1+           1,500
  1,800     Mecklenburg County, North Carolina, GO, Series
              2000D,
              5.000% 04/01/11...................................  Aaa       AAA           1,989
  1,170     Mecklenburg County, North Carolina, GO, Series
              2001A,
              5.000% 04/01/16...................................  Aaa       AAA           1,275
  3,000     Mecklenburg County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Revenue Refunding, (Fluor Corporation
              Project) Series 1993,
              5.250% 12/01/09...................................  A2        A             3,035
  1,000     Monroe, North Carolina, Combined Enterprise Systems
              Revenue, Series 1994, Prerefunded 03/01/04 @ 102,
              6.000% 03/01/14...................................  A3        A             1,065
  1,000     Morganton, North Carolina, Water and Sewer GO,
              Series 1995, (FGIC Insured),
              5.600% 06/01/10...................................  Aaa       AAA           1,103

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,195     Morganton, North Carolina, Water and Sewer GO,
              Series 1995, (FGIC Insured),
              5.700% 06/01/11...................................  Aaa       AAA        $  1,314
  2,220     New Hanover County, North Carolina, GO, Series 1995,
              5.500% 03/01/10...................................  Aa2       AA            2,425
  1,750     New Hanover County, North Carolina, GO, Series 2001,
              4.600% 06/01/14...................................  Aa2       AA            1,872
  2,000     New Hanover County, North Carolina, GO, Series 2001,
              5.000% 06/01/17...................................  Aa2       AA            2,163
  1,000     New Hanover County, North Carolina, Industrial
              Facilities and Pollution Control Financing
              Authority, Solid Waste Disposal Revenue,
              (Occidental Petroleum Corporation Project) Series
              1994, AMT,
              6.500% 08/01/14...................................  Baa2      BBB           1,016
  4,725     North Carolina State, GO, Series 1994A,
              4.700% 02/01/10...................................  Aa1       AAA           4,950
  4,000     North Carolina State, GO, Series 1997A,
              5.100% 03/01/06...................................  Aa1       AAA           4,388
  5,000     North Carolina State, GO, Series 2001A,
              4.750% 03/01/14...................................  Aa1       AAA           5,404
  1,000     North Carolina, Appalachian State University Revenue
              Refunding, (Utility Systems Project) Series 1998,
              (MBIA Insured),
              5.000% 05/15/12...................................  Aaa       AAA           1,107
  1,000     North Carolina, Appalachian State University Revenue
              Refunding, Series 1998, (MBIA Insured),
              5.000% 05/15/18...................................  Aaa       AAA           1,050
  2,165     North Carolina, Eastern Municipal Power Authority,
              Revenue, Series 1986A,
              5.000% 01/01/17...................................  Aaa       BBB           2,374

                       SEE NOTES TO FINANCIAL STATEMENTS.
 180

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,950     North Carolina, Housing Finance Agency, Multi-
              Family Housing Revenue Refunding, Series 1992B,
              (FHA COLL),
              6.900% 07/01/24...................................  Aa2       AA         $  1,994
  1,000     North Carolina, Housing Finance Agency, Revenue,
              (Home Ownership Project) Series 2002A-14, AMT
              (AMBAC Insured),
              4.400% 07/01/10...................................  Aaa       AAA           1,045
  1,210     North Carolina, Housing Finance Agency, Revenue,
              (Home Ownership Project) Series 1998A-2, AMT,
              5.200% 01/01/20...................................  Aa2       AA            1,234
    975     North Carolina, Housing Finance Agency, Revenue,
              (Home Ownership Project) Series 1999A-6, AMT,
              6.000% 01/01/16...................................  Aa2       AA            1,033
  1,680     North Carolina, Housing Finance Agency, Revenue,
              (Home Ownership Project) Series 2000A-8, AMT,
              5.950% 07/01/10...................................  Aa2       AA            1,798
  1,165     North Carolina, Housing Finance Agency, Revenue,
              (Home Ownership Project) Series 2000A-8, AMT,
              6.050% 07/01/12...................................  Aa2       AA            1,233
  1,500     North Carolina, Housing Finance Agency, Revenue,
              Series 1999A-3, AMT,
              5.150% 01/01/19...................................  Aa2       AA            1,538
  3,925     North Carolina, Housing Finance Agency, Single-
              Family Housing Revenue, (Home Ownership Project)
              Series 1998A-1, AMT,
              5.350% 01/01/17...................................  Aa2       AA            4,055
    650     North Carolina, Housing Finance Agency, Single-
              Family Housing Revenue, Series 1994Y,
              6.300% 09/01/15...................................  Aa2       AA              670

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $2,475     North Carolina, Housing Finance Agency, Student
              Housing Revenue, (Appalachian Student Housing
              Project) Series 2000A, (First Union National Bank
              LOC), Mandatory Put 09/01/03 @ 100,
              4.750% 07/01/31...................................  Aa3       AA-        $  2,511
  2,985     North Carolina, Housing Financing Agency, Series
              1999A-5, AMT,
              5.550% 01/01/19...................................  Aa2       AA            3,102
  2,605     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue Refunding, (Novant Health, Inc.
              Project) Series 1998A, (MBIA Insured),
              5.000% 10/01/08...................................  Aaa       AAA           2,919
  2,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue Refunding, (Presbyterian Health
              Care Services Project) Series 1993,
              5.250% 10/01/04...................................  A1        AA-           2,076
  1,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue Refunding, (Presbyterian Health
              Care Services Project) Series 1993,
              5.300% 10/01/05...................................  A1        AA-           1,037
  3,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue Refunding, (Presbyterian Health
              Care Services Project) Series 1993,
              5.500% 10/01/14...................................  A1        AA-           3,078
  2,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Carolina Medicorp Inc.
              Project) Series 1996,
              5.100% 05/01/07...................................  A1        AA-           2,191

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,715     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Carolina Medicorp Inc.
              Project) Series 1996,
              5.125% 05/01/08...................................  A1        AA-        $  1,855
  2,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Duke University Hospital
              Project) Series 1996C,
              5.250% 06/01/17...................................  Aa3       AA-           2,047
  2,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Gaston Memorial Hospital
              Project) Series 1995, (AMBAC-TCRS Insured),
              5.000% 02/15/05...................................  Aaa       AAA           2,131
  1,130     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Gaston Memorial Hospital
              Project) Series 1995, (AMBAC-TCRS Insured),
              5.250% 02/15/07...................................  Aaa       AAA           1,246
    660     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Halifax Regional Medical
              Center, Inc. Project) Series 1998,
              4.600% 08/15/06...................................  Baa2      BBB             694
  1,500     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Moore Regal Hospital Project)
              Series 1993,
              5.200% 10/01/13...................................  Aa3       AA            1,555
  1,500     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Pitt County Memorial Hospital
              Project) Series 1998B,
              4.750% 12/01/28...................................  Aa3       AA-           1,446

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,620     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Rex Hospital, Inc. Project)
              Series 1993, Prerefunded 06/01/03 @ 102,
              5.600% 06/01/04...................................  Aaa       A+         $  1,665
  4,000     North Carolina, Medical Care Commission, Health Care
              Facilities Revenue, (Rex Hospital, Inc. Project)
              Series 1993, Prerefunded 06/01/03 @ 102,
              6.250% 06/01/17...................................  Aaa       A+            4,114
  1,000     North Carolina, Medical Care Commission, Hospital
              Revenue Refunding, (Stanley Memorial Hospital
              Project) Series 1996, (AMBAC Insured),
              5.250% 10/01/06...................................  Aaa       AAA           1,115
  2,750     North Carolina, Medical Care Commission, Hospital
              Revenue, (Gaston Memorial Hospital Project) Series
              1995,
              5.400% 02/15/11...................................  A1        A+            2,946
  1,000     North Carolina, Medical Care Commission, Hospital
              Revenue, (Northeast Medical Center Project) Series
              2002A, (AMBAC Insured),
              5.000% 11/01/10...................................  Aaa       AAA           1,116
  1,000     North Carolina, Medical Care Commission, Hospital
              Revenue, (Pitt County Memorial Hospital Project)
              Series 1998B,
              5.000% 12/01/18...................................  Aa3       AA-           1,026
  1,000     North Carolina, Municipal Power Agency Number 1,
              Revenue Refunding, (Catawba Electric Project)
              Series 1992, (FGIC Insured),
              6.200% 01/01/18...................................  Aaa       AAA           1,020
  2,000     North Carolina, Municipal Power Agency Number 1,
              Revenue, Series 1992, (MBIA-IBC Insured),
              7.250% 01/01/07...................................  Aaa       AAA           2,355

                       SEE NOTES TO FINANCIAL STATEMENTS.
 182

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     North Carolina, State Education Assistance
              Authority, Revenue, Series 1995A, AMT, (GTD STD
              LNS),
              5.300% 07/01/03...................................  A2        A          $  1,009
  1,500     Onslow County, North Carolina, Combined Enterprise
              Systems, Revenue, Series 1994, (MBIA Insured),
              5.875% 06/01/09...................................  Aaa       AAA           1,607
  1,625     Orange County, North Carolina, GO, Series 1994,
              Prerefunded 02/01/04 @ 102,
              5.500% 02/01/12...................................  Aa1       AA+           1,717
  1,000     Orange County, North Carolina, GO, Series 1994,
              Prerefunded 02/01/04 @ 102,
              5.500% 02/01/14...................................  Aa1       AA+           1,057
  1,000     Orange County, North Carolina, GO, Series 2000,
              5.300% 04/01/17...................................  Aa1       AA+           1,097
  4,645     Orange County, North Carolina, GO, Series 2000,
              5.300% 04/01/18...................................  Aa1       AA+           5,073
  1,300     Orange County, North Carolina, Public Improvement
              GO, Series 2000,
              5.250% 04/01/07...................................  Aa1       AA+           1,453
  1,390     Pitt County, North Carolina, Certificates of
              Participation, (School Facilities Project) Series
              2000B,
              5.750% 04/01/16...................................  Aaa       AAA           1,588
  1,000     Pitt County, North Carolina, Certificates of
              Participation, (School Facilities Project) Series
              2000B,
              5.500% 04/01/25...................................  Aaa       AAA           1,062
  1,240     Pitt County, North Carolina, Hospital Revenue, (Pitt
              County Memorial Hospital Project) Series 1995,
              5.375% 12/01/10...................................  Aaa       AAA           1,375
  1,000     Pitt County, North Carolina, Hospital Revenue, (Pitt
              County Memorial Hospital Project) Series 1995,
              5.250% 12/01/21...................................  Aaa       AAA           1,059

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Raleigh, North Carolina, Combined Enterprise System
              Revenue, Series 1996,
              5.250% 03/01/07...................................  Aa1       AAA        $  1,114
  1,910     Raleigh, North Carolina, GO, Series 1996,
              5.300% 06/01/16...................................  Aaa       AAA           2,102
  1,000     Randolph County, North Carolina, Certificates of
              Participation, Series 2000, (FSA Insured),
              5.200% 06/01/12...................................  Aaa       AAA           1,103
  1,000     Randolph County, North Carolina, Certificates of
              Participation, Series 2000, (FSA Insured),
              5.300% 06/01/13...................................  Aaa       AAA           1,108
  1,595     Randolph County, North Carolina, Certificates of
              Participation, Series 2000, (FSA Insured),
              5.500% 06/01/14...................................  Aaa       AAA           1,790
  1,000     Randolph County, North Carolina, Certificates of
              Participation, Series 2000, (FSA Insured),
              5.500% 06/01/15...................................  Aaa       AAA           1,119
  1,000     Randolph County, North Carolina, Certificates of
              Participation, Series 2000, (FSA Insured),
              5.750% 06/01/22...................................  Aaa       AAA           1,087
  1,000     Robeson County, North Carolina, Industrial
              Facilities PCR Refunding, (Campbell Soup Company
              Project) Series 1991,
              6.400% 12/01/06...................................  A2        A             1,149
  1,000     Rockingham, North Carolina, Certificates of
              Participation, Series 2002, (AMBAC Insured),
              5.000% 04/01/10...................................  Aaa       AAA           1,108
  1,690     University of North Carolina, Chapel Hill Hospital
              Revenue Refunding, Series 1999, (AMBAC Insured),
              5.250% 02/15/12...................................  Aaa       AAA           1,865

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     University of North Carolina, Charlotte Revenue
              Refunding, (Housing and Dining Systems Project)
              Series 1993M, (MBIA Insured), Prerefunded 02/01/04
              @ 102,
              4.800% 01/01/04...................................  Aaa       AAA        $  1,028
  1,325     University of North Carolina, Pool Revenue, Series
              2002A, (AMBAC Insured),
              4.000% 04/01/06...................................  Aaa       AAA           1,410
  3,000     University of North Carolina, Revenue Refunding,
              Series 2002B,
              5.000% 12/01/06...................................  Aa1       AA+           3,332
  1,000     Wake County, North Carolina, GO Refunding, Series
              1993,
              4.700% 04/01/05...................................  Aaa       AAA           1,011
  3,835     Wake County, North Carolina, GO, Series 1996,
              4.600% 03/01/11...................................  Aaa       AAA           4,030
  3,065     Wake County, North Carolina, Hospital Revenue,
              Series 1993, (MBIA Insured),
              5.125% 10/01/26...................................  Aaa       AAA           3,334
  1,000     Wake County, North Carolina, Public Improvement GO,
              Series 1994,
              4.600% 02/01/06...................................  Aaa       AAA           1,037
  5,000     Wake County, North Carolina, Public Improvement GO,
              Series 1994,
              4.800% 02/01/10...................................  Aaa       AAA           5,243
  1,000     Wake County, North Carolina, Public Improvement GO,
              Series 2003,
              5.000% 04/01/09...................................  Aaa       AAA           1,119
  1,200     Wayne County, North Carolina, GO Refunding, Series
              1993, (MBIA Insured),
              4.900% 04/01/05...................................  Aaa       AAA           1,282
  1,000     Wilmington, North Carolina, Public Improvement GO,
              Series 1997A, (FGIC Insured),
              5.000% 04/01/11...................................  Aaa       AAA           1,092

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            NORTH CAROLINA -- (CONTINUED)
 $1,000     Wilmington, North Carolina, Public Improvement GO,
              Series 1997A, (FGIC Insured),
              5.000% 04/01/13...................................  Aaa       AAA        $  1,085
  1,000     Wilmington, North Carolina, Water Authority, GO,
              Series 1994,
              5.700% 06/01/15...................................  Aa3       AA-           1,073
  1,000     Wilson, North Carolina, GO, Series 2000, (AMBAC
              Insured),
              5.100% 06/01/14...................................  Aaa       AAA           1,104
                                                                                       --------
                                                                                        234,261
                                                                                       --------
            PUERTO RICO -- 0.5%
  1,000     Puerto Rico, Electric Power Authority, Power Revenue
              Refunding, Series 1995Y, (MBIA Insured),
              7.000% 07/01/07...................................  Aaa       AAA           1,194
                                                                                       --------
            SOUTH CAROLINA -- 0.8%
  1,500     Calhoun County, South Carolina, Solid Waste Disposal
              Facility
              Revenue, (Carolina Eastman Company Project) Series
              1992, AMT,
              6.750% 05/01/17...................................  A2        BBB+          1,882
                                                                                       --------
            TEXAS -- 0.9%
  2,000     Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding,
              Series 2002,
              5.000% 10/01/07...................................  Baa2      BBB-          2,149
                                                                                       --------
            WASHINGTON -- 0.5%
  1,150     Washington State, Public Power Supply Systems
              Revenue Refunding,
              Series 1993A, (MBIA-IBC Insured),
              5.800% 07/01/07...................................  Aaa       AAA           1,309
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $224,570).......................................................    240,795
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 184

NATIONS FUNDS

Nations North Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 1.9%
              (Cost $4,733)
  4,733     Nations Tax-Exempt Reserves, Capital Class Shares#..........   $  4,733
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $229,303*)................................      99.5%   245,528
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       0.5%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................        114
            Dividends receivable........................................          3
            Interest receivable.........................................      3,429
            Payable for Fund shares redeemed............................        (88)
            Investment advisory fee payable.............................        (41)
            Administration fee payable..................................        (42)
            Shareholder servicing and distribution fees payable.........        (22)
            Distributions payable.......................................       (747)
            Payable for investment securities purchased.................     (1,124)
            Accrued Trustees' fees and expenses.........................        (80)
            Accrued expenses and other liabilities......................        (85)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      1,318
                                                                           --------
            NET ASSETS........................................     100.0%  $246,846
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    841
            Accumulated net realized loss on investments sold...........     (1,924)
            Net unrealized appreciation of investments..................     16,225
            Paid-in capital.............................................    231,704
                                                                           --------
            NET ASSETS..................................................   $246,846
                                                                           ========


                                                                            VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($203,168,870 / 18,724,415 shares outstanding)............     $10.85
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($23,677,483 / 2,181,646 shares outstanding)..............     $10.85
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.21

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($18,414,337 / 1,697,321 shares outstanding)..............     $10.85
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($1,585,037 / 146,028 shares outstanding).................     $10.85
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations North Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

MBIA                                              10.48%

Nations North Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Hospital Revenue                                  14.37%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.3%
            SOUTH CAROLINA -- 92.8%
 $1,100     Anderson County, South
              Carolina, GO Revenue
              Refunding, Series 1992,
              6.400% 04/01/03........  Aa3       AA-   $  1,100
  1,300     Anderson County, South
              Carolina, GO Revenue
              Refunding, Series 1992,
              6.500% 04/01/04........  Aa3       AA-      1,319
  1,240     Anderson County, South
              Carolina, Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (FGIC Insured),
              5.200% 07/01/03........  Aaa       AAA      1,253
  1,000     Anderson County, South
              Carolina, Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (FGIC Insured),
              5.500% 07/01/06........  Aaa       AAA      1,031
  1,500     Anderson County, South
              Carolina, Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (FGIC Insured),
              5.600% 07/01/07........  Aaa       AAA      1,546
  1,000     Anderson County, South
              Carolina, Sewer
              Authority, Revenue
              Refunding, Series 1993,
              (FGIC Insured),
              5.600% 07/01/08........  Aaa       AAA      1,031
  1,725     Beaufort County, South
              Carolina, School
              District, GO, Series
              2000B, (SCSDE),
              5.500% 03/01/16........  Aa1       AA+      1,918
  1,200     Beaufort County, South
              Carolina, School
              District, GO, Series
              2000C, (SCSDE),
              5.125% 03/01/12........  Aa1       AA+      1,312
  1,000     Berkeley County, South
              Carolina, Refunding and
              Improvement Authority,
              GO, Series 1993,
              (FGIC Insured),
              5.300% 05/01/04........  Aaa       AAA      1,023
  1,000     Berkeley County, South
              Carolina, Refunding and
              Improvement Authority,
              GO, Series 1993,
              (FGIC Insured),
              5.400% 05/01/05........  Aaa       AAA      1,024

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,000     Berkeley County, South
              Carolina, Refunding and
              Improvement Authority,
              GO, Series 1993,
              (FGIC Insured),
              5.500% 05/01/06........  Aaa       AAA   $  1,024
  2,500     Berkeley County, South
              Carolina, School
              District, GO, Series
              2000, (SCSDE),
              5.000% 04/01/21........  Aa1       AA+      2,585
  1,345     Brookland Cayce, South
              Carolina, School
              District Number 002,
              GO, Series 2002, (FSA
              Insured, SCSDE),
              4.000% 03/01/14........  Aaa       AAA      1,358
  2,000     Calhoun County, South
              Carolina, Solid Waste
              Disposal Facility
              Revenue, (Carolina
              Eastman Company
              Project) Series 1992,
              AMT,
              6.750% 05/01/17........  A2        BBB+     2,509
  1,000     Camden, South Carolina,
              Combined Public
              Utilities Revenue
              Refunding and
              Improvement, Series
              1997, (MBIA Insured),
              5.500% 03/01/17........  Aaa       AAA      1,107
  3,000     Charleston County, South
              Carolina, Hospital
              Facilities Revenue
              Refunding and
              Improvement, (Bon
              Secours Health Systems
              Project) Series 1993,
              (FSA Insured),
              5.500% 08/15/10........  Aaa       AAA      3,103
    500     Charleston County, South
              Carolina, Hospital
              Facilities Revenue
              Refunding and
              Improvement, (Bon
              Secours Health Systems
              Project) Series 1993,
              (FSA Insured),
              5.625% 08/15/25........  Aaa       AAA        517
  1,000     Charleston County, South
              Carolina, Hospital
              Facilities Revenue
              Refunding and
              Improvement, (Medical
              Society Health Project)
              Series 1992,
              (MBIA Insured),
              6.000% 10/01/09........  Aaa       AAA      1,024

                       SEE NOTES TO FINANCIAL STATEMENTS.
 186

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $6,370     Charleston County, South
              Carolina, Hospital
              Facilities Revenue,
              (Care Alliance Health
              Services Project)
              Series 1999A, (FSA
              Insured),
              5.125% 08/15/15........  Aaa       AAA   $  6,985
  1,000     Charleston County, South
              Carolina, Public
              Improvement Authority,
              GO, Series 1994, (State
              Aid Withholding),
              Prerefunded 06/01/06
              @ 100,
              5.500% 06/01/14........  Aa1       AA+      1,116
  4,000     Charleston County, South
              Carolina, Resource
              Recovery Revenue,
              (Foster Wheeler
              Charleston), Series
              1997,
              (AMBAC Insured),
              5.250% 01/01/10........  Aaa       AAA      4,360
  1,000     Charleston County, South
              Carolina, Revenue,
              (Care Alliance Health
              Services Project)
              Series 1999A, (FSA
              Insured),
              5.000% 08/15/12........  Aaa       AAA      1,072
  1,040     Charleston County, South
              Carolina, Solid Waste
              User Fee Revenue,
              Series 1994,
              (MBIA Insured),
              5.800% 01/01/06........  Aaa       AAA      1,132
  5,105     Charleston, South
              Carolina, Waterworks
              and Sewer Capital
              Improvement Revenue
              Refunding, Series 1998,
              5.250% 01/01/08........  Aa3       AA-      5,720
  1,000     Columbia, South Carolina,
              Parking Facilities
              Revenue Refunding,
              Series 1994, (AMBAC
              Insured),
              5.750% 12/01/09........  Aaa       AAA      1,090
  7,000     Columbia, South Carolina,
              Waterworks and Sewer
              Systems Revenue
              Refunding, Series 1993,
              5.500% 02/01/09........  Aa2       AA       7,962
  1,750     Darlington County, South
              Carolina, IDR, (Nucor
              Corporation Project)
              Series 1993A, AMT,
              5.750% 08/01/23........  A1        A+       1,782

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,500     Darlington County, South
              Carolina, IDR, (Sonoco
              Products Company
              Project) Series 1995,
              AMT,
              6.125% 06/01/25........  A2        A-    $  1,551
  2,000     Darlington County, South
              Carolina, PCR,
              (Carolina Power and
              Light - Annual Tender
              Project) Series 1983,
              6.600% 11/01/10........  A2        BBB+     2,068
  1,000     Darlington County, South
              Carolina, PCR,
              (Carolina Power and
              Light - Annual Tender
              Project) Series 1983,
              (MBIA-IBC Insured),
              6.600% 11/01/10........  Aaa       AAA      1,034
  1,250     Florence, South Carolina,
              Water and Sewer Revenue
              Refunding, Series 1993,
              (AMBAC Insured),
              5.150% 03/01/06........  Aaa       AAA      1,279
    500     Georgetown County, South
              Carolina, Environmental
              Revenue, (International
              Paper Company Project)
              Series 1997A, AMT,
              5.700% 10/01/21........  Baa2      BBB        488
  5,000     Georgetown County, South
              Carolina, PCR
              Refunding,
              (International Paper
              Company Project) Series
              1999A,
              5.125% 02/01/12........  Baa2      BBB      5,116
  2,480     Georgetown County, South
              Carolina, School
              District, GO, Series
              2000, (SCSDE),
              5.500% 03/01/09........  Aa1       AA+      2,829
  2,400     Greenville, South
              Carolina, Hospital
              Facilities Revenue
              Refunding, Series
              1993C,
              5.500% 05/01/11........  Aa3       AA       2,451
  1,000     Greenville, South
              Carolina, Hospital
              Facilities Revenue
              Refunding, Series
              1996A,
              (GTY-AGMT),
              5.400% 05/01/07........  Aa3       AA       1,100
  2,000     Greenville, South
              Carolina, Hospital
              Facilities Revenue
              Refunding, Series
              1996B,
              (GTY-AGMT),
              5.250% 05/01/17........  Aa3       AA       2,068

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,385     Greenville, South
              Carolina, Hospital
              Facilities Revenue,
              Series 2001,
              5.500% 05/01/26........  Aaa       AAA   $  1,462
  2,000     Greenville, South
              Carolina, Water Utility
              Improvement Waterworks
              Revenue, Series 1997,
              6.000% 02/01/06........  Aa1       AAA      2,233
  1,000     Greenville, South
              Carolina, Water Utility
              Improvement Waterworks
              Revenue, Series 1997,
              6.000% 02/01/08........  Aa1       AAA      1,142
  1,500     Greenville, South
              Carolina, Water Utility
              Improvement, Waterworks
              Revenue, Series 1997,
              5.500% 02/01/22........  Aa1       AAA      1,587
  1,555     Greenville, South
              Carolina, Water Utility
              Improvement, Waterworks
              Revenue, Series 2002,
              5.250% 02/01/14........  Aa1       AAA      1,731
  1,885     Greenwood, South
              Carolina, Combined
              Public Utilities
              Revenue Refunding and
              Improvement, Series
              1993, (AMBAC Insured),
              5.500% 12/01/06........  Aaa       AAA      1,977
  2,000     Greenwood, South
              Carolina, Combined
              Public Utilities
              Revenue Refunding and
              Improvement, Series
              1993, (AMBAC Insured),
              5.500% 12/01/07........  Aaa       AAA      2,096
  1,060     Greenwood, South
              Carolina, Combined
              Public Utilities
              Revenue Refunding and
              Improvement, Series
              1993, (AMBAC Insured),
              5.500% 12/01/08........  Aaa       AAA      1,111
  1,000     Hilton Head Island, South
              Carolina, GO, Series
              2001,
              5.000% 03/01/13........  Aa3       AA       1,079
  1,440     Hilton Head Island, South
              Carolina, Revenue,
              Series 2002,
              (MBIA Insured),
              5.250% 12/01/16........  Aaa       AAA      1,589
  1,100     Horry County, South
              Carolina, Hospital
              Facilities Revenue,
              (Conway Hospital, Inc.
              Project) Series 1998,
              (AMBAC Insured),
              4.750% 07/01/10........  Aaa       AAA      1,172

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,200     Horry County, South
              Carolina, Hospital
              Facilities Revenue,
              (Conway Hospital, Inc.
              Project) Series 1998,
              (AMBAC Insured),
              4.875% 07/01/11........  Aaa       AAA   $  1,276
  2,000     Lexington County, South
              Carolina, Health
              Services District
              Hospital Revenue,
              Series 2003,
              5.500% 11/01/23........  A2        A        2,032
  1,180     Lexington County, South
              Carolina, Health
              Services District
              Revenue Refunding,
              (Health Service
              District and Lexmed,
              Inc. Project) Series
              1997,
              (FSA Insured),
              5.500% 11/01/06........  Aaa       AAA      1,317
  3,000     Lexington County, South
              Carolina, Health
              Services District
              Revenue Refunding,
              Series 1997, (FSA
              Insured),
              5.125% 11/01/21........  Aaa       AAA      3,080
  2,000     Lexington, South
              Carolina, Water and
              Sewer Authority,
              Revenue,
              Series 1997,
              Prerefunded 10/01/14 @
              100,
              5.450% 04/01/19........  Aa2       AA       2,247
  1,575     Medical University, South
              Carolina, Hospital
              Facilities Revenue,
              Series 1999,
              5.500% 07/01/09........  Baa2      BBB+     1,802
  1,980     Mount Pleasant, South
              Carolina, Water and
              Sewer Revenue Refunding
              and Improvement, Series
              2002, (FGIC Insured),
              5.250% 12/01/16........  Aaa       AAA      2,185
  1,270     Mount Pleasant, South
              Carolina, Water and
              Sewer Revenue
              Refunding, Series 2002,
              (FGIC Insured),
              5.250% 12/01/18........  Aaa       AAA      1,380
  1,750     North Charleston, South
              Carolina, GO Refunding,
              Series 1993,
              5.600% 08/01/07........  A2        AA-      1,810
  1,725     North Charleston, South
              Carolina, GO Refunding,
              Series 1993,
              5.750% 08/01/08........  A2        AA-      1,785

                       SEE NOTES TO FINANCIAL STATEMENTS.
 188

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $3,040     North Charleston, South
              Carolina, Sewer
              District Revenue
              Refunding, Series 2002,
              (FSA Insured),
              5.500% 07/01/17........  Aaa       AAA   $  3,413
  1,000     Oconee County, South
              Carolina, School
              District, GO, Series
              1994,
              (MBIA Insured),
              5.100% 01/01/13........  Aaa       AAA      1,043
  1,600     Piedmont Municipal Power
              Agency, South Carolina,
              Electric Revenue
              Refunding, Series 1992,
              (MBIA Insured),
              6.000% 01/01/05........  Aaa       AAA      1,729
  5,000     Piedmont Municipal Power
              Agency, South Carolina,
              Electric Revenue
              Refunding, Series
              1996B, (MBIA Insured),
              5.250% 01/01/09........  Aaa       AAA      5,448
  2,120     Richland County, South
              Carolina, GO Refunding,
              Series 1994B, (State
              Aid Withholding),
              4.850% 03/01/04........  Aa1       AA       2,169
  2,250     Richland County, South
              Carolina, GO Refunding,
              Series 1994B, (State
              Aid Withholding),
              4.950% 03/01/05........  Aa1       AA       2,302
  3,570     Richland County, South
              Carolina, School
              District Number 001, GO
              Refunding, Series
              2001A, (SCSDE),
              5.250% 03/01/19........  Aa1       AA+      3,844
  1,655     Richland County, South
              Carolina, School
              District Number 002, GO
              Refunding, Series
              1994A, (MBIA Insured,
              SCSDE),
              5.000% 03/01/05........  Aaa       AAA      1,741
  2,350     Rock Hill, South
              Carolina, Water Utility
              System Revenue, Series
              2003A, (FSA Insured),
              5.250% 01/01/13........  Aaa       AAA      2,646
  1,500     Rock Hill, South
              Carolina, Water Utility
              System Revenue, Series
              2003A, (FSA Insured),
              5.375% 01/01/19........  Aaa       AAA      1,640
  6,135     South Carolina State,
              Capital Improvement GO,
              Series 1996A,
              3.500% 07/01/06........  Aaa       AAA      6,481

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,245     South Carolina State, GO,
              Series 2000A,
              4.800% 03/01/09........  Aaa       AAA   $  1,378
  1,885     South Carolina State,
              Highway Improvement GO,
              Series 1999A,
              4.600% 05/01/11........  Aaa       AAA      2,043
  5,000     South Carolina State,
              Housing Finance and
              Development Authority,
              Multi-Family Housing
              Revenue, (United
              Dominion Realty Trust
              Project) Series 1994,
              AMT, Mandatory Put
              05/01/04 @ 100,
              6.500% 05/01/24........  Baa3      BBB-     5,031
  2,000     South Carolina State,
              Housing Finance and
              Development Authority,
              Rental Housing Revenue,
              (Windsor Shores
              Project) Series 1993B,
              (FHA Insured),
              5.600% 07/01/16........  Aa2       AA       2,012
  3,985     South Carolina State,
              Housing Finance and
              Development Authority,
              Revenue Refunding,
              Series 1992A, (FNMA/
              FHA COLL),
              6.800% 11/15/11........  Aaa       AAA      4,072
  1,250     South Carolina State,
              Jobs Economic
              Development Authority,
              Hospital Facility
              Revenue, (Georgetown
              Memorial Hospital
              Project) Series 2001,
              5.250% 02/01/21........  Aa2       AA       1,287
  3,495     South Carolina State,
              Port Authority,
              Revenue, Series 1991,
              AMT, (AMBAC Insured),
              6.750% 07/01/21........  Aaa       AAA      3,539
  4,565     South Carolina State,
              Port Authority,
              Revenue, Series 1998,
              AMT,
              (FSA Insured),
              5.250% 07/01/13........  Aaa       AAA      4,830
  1,000     South Carolina State,
              Public Service
              Authority, Revenue
              Refunding, Series
              1993A,
              5.200% 07/01/03........  Aa2       AA-      1,010

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,615     South Carolina State,
              Public Service
              Authority, Revenue
              Refunding, Series
              2001A,
              (FSA Insured),
              5.250% 01/01/18........  Aaa       AAA   $  1,755
  1,480     South Carolina State,
              Public Service
              Authority, Revenue
              Refunding, Series
              2002A,
              (FSA Insured),
              5.500% 01/01/17........  Aaa       AAA      1,657
  2,000     South Carolina State,
              Public Service
              Authority, Revenue
              Refunding, Series
              2002D,
              (FSA Insured),
              5.000% 01/01/18........  Aaa       AAA      2,128
  2,000     South Carolina State,
              Public Service
              Authority, Revenue,
              Series 1999A, (MBIA
              Insured),
              5.625% 01/01/13........  Aaa       AAA      2,257
  5,000     South Carolina,
              Educational Facilities
              for Non-Profit
              Institutions, Revenue,
              (Furman University
              Project) Series 1996A,
              (MBIA Insured),
              5.500% 10/01/26........  Aaa       AAA      5,293
  2,000     South Carolina, Jobs
              Economic Development
              Authority, Economic
              Development Revenue,
              (Conco Medical Products
              Project), Series 1990,
              1.400%&& 09/01/10......  NR        NR       2,000
  1,500     South Carolina, Jobs
              Economic Development
              Authority, Hospital
              Facilities Revenue,
              (Oconee Memorial
              Hospital, Inc. Project)
              Series 1995,
              (CONNIE LEE Insured),
              6.150% 03/01/15........  Aaa       AAA      1,648
  5,500     South Carolina, Jobs
              Economic Development
              Authority, Hospital
              Facilities Revenue,
              (Palmetto Health
              Alliance Project)
              Series 2000A,
              7.125% 12/15/15........  Baa2      BBB      5,991

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $6,500     South Carolina, Jobs
              Economic Development
              Authority, Hospital
              Facilities Revenue,
              (South Carolina Baptist
              Hospital Project)
              Series 1993, (AMBAC
              Insured),
              5.450%&& 08/01/15......  Aaa       AAA   $  6,707
  4,375     South Carolina, Jobs
              Economic Development
              Authority, Hospital
              Facilities Revenue,
              Series 1999,
              (FSA Insured),
              5.300% 02/01/14........  Aaa       AAA      4,680
  3,615     South Carolina, Jobs
              Economic Development
              Authority, Industrial
              Development Revenue,
              (South Carolina
              Electric and Gas
              Company Project),
              Series 2002B, AMT,
              4.200% 11/01/12........  Aaa       AAA      3,645
  3,500     South Carolina, Tobacco
              Settlement Management
              Revenue, Series 2001B,
              6.375% 05/15/28........  A1        A        3,040
  3,340     South Carolina,
              Transportation
              Infrastructure Book
              Revenue, Junior Lien,
              Series 2001B,
              (AMBAC Insured),
              5.250% 10/01/13........  Aaa       AAA      3,709
  1,000     South Carolina,
              Transportation
              Infrastructure Revenue,
              Series 1998A,
              (MBIA Insured),
              5.000% 10/01/12........  Aaa       AAA      1,088
  1,000     South Carolina,
              Transportation
              Infrastructure Revenue,
              Series 1998A,
              (MBIA Insured),
              4.500% 10/01/17........  Aaa       AAA      1,018
  1,025     Spartanburg County, South
              Carolina, GO, Series
              1992,
              5.800% 02/01/05........  Aa2       AA       1,061
  1,005     Spartanburg County, South
              Carolina, GO, Series
              1992,
              5.700% 02/01/06........  Aa2       AA       1,040
  1,000     Spartanburg County, South
              Carolina, GO, Series
              1992,
              5.700% 02/01/09........  Aa2       AA       1,035

                       SEE NOTES TO FINANCIAL STATEMENTS.
 190

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $1,000     Spartanburg County, South
              Carolina, Health
              Services District,
              Hospital Revenue
              Refunding, Series
              1997B, (MBIA Insured),
              5.125% 04/15/17........  Aaa       AAA   $  1,031
  1,275     Spartanburg County, South
              Carolina, School
              District Number 007,
              GO, Series 2001,
              (SCSDE),
              4.000% 03/01/12........  Aa1       AA+      1,315
  3,240     Spartanburg County, South
              Carolina, School
              District Number 007,
              GO, Series 2001,
              (SCSDE),
              4.125% 03/01/13........  Aa1       AA+      3,355
  1,000     Spartanburg County, South
              Carolina, School
              District Number 007,
              GO, Series 2001,
              (SCSDE),
              5.000% 03/01/18........  Aa1       AA+      1,088
  2,000     Spartanburg County, South
              Carolina, Solid Waste
              Disposal Facilities
              Revenue, (BMW U.S.
              Capital Corporation
              Project) Series 1994,
              AMT, (GTY-AGMT),
              7.550% 11/01/24........  A1        A+       2,177
  1,250     Spartanburg, South
              Carolina, Sanitary
              Sewer District Sewer
              System Revenue
              Refunding, Series
              1999B, (MBIA Insured),
              5.000% 03/01/26........  Aaa       AAA      1,269
  2,850     Spartanburg, South
              Carolina, Sewer
              District Sewer Systems
              Revenue, Series 1997,
              AMT, (MBIA Insured),
              Prerefunded 06/01/07
              @ 101,
              5.500% 06/01/27........  Aaa       AAA      3,258
    855     Western Carolina,
              Regional Sewer Systems
              Authority, Revenue
              Refunding, Series 1993,
              (FGIC Insured),
              5.500% 03/01/10........  Aaa       AAA        875
  1,020     Winnsboro, South
              Carolina, Utility
              Revenue Refunding,
              Series 1999, (MBIA
              Insured),
              5.250% 08/15/13........  Aaa       AAA      1,150

PRINCIPAL                              MOODY'S   S&P
 AMOUNT                                   RATINGS        VALUE
  (000)                                 (UNAUDITED)      (000)
----------------------------------------------------------------
            SOUTH CAROLINA -- (CONTINUED)
 $4,700     York County, South
              Carolina, Exempt
              Facilities IDR,
              (Hoechst Celanese
              Corporation Project)
              Series 1994, AMT,
              5.700% 01/01/24........  Baa2      BBB   $  4,375
  3,410     York County, South
              Carolina, School
              District Number 003
              Rock Hill, GO, Series
              2001, (SCSDE),
              5.000% 03/01/12........  Aa1       AA+      3,779
                                                       --------
                                                        244,162
                                                       --------
            GEORGIA -- 1.1%
  3,000     Marietta, Georgia,
              Housing Authority,
              Multi-Family Revenue
              Refunding, (Wood
              Glen-RMKT Housing
              Project) Series 1994,
              Mandatory Put 07/01/04
              @ 100,
              4.750% 07/01/24........  Baa2      BBB      3,024
                                                       --------
            ILLINOIS -- 1.9%
  2,500     Chicago, Illinois, GO
              Refunding, Series
              2001A, (MBIA Insured),
              5.500% 01/01/14........  Aaa       AAA      2,809
  2,000     Illinois, Metropolitan
              Pier and Exposition
              Authority, Dedicated
              State Tax Revenue
              Refunding, (McCormick
              Plant Expansion) Series
              2002B, (MBIA Insured),
              5.750% 06/15/23........  Aaa       AAA      2,225
                                                       --------
                                                          5,034
                                                       --------
            TEXAS -- 1.2%
  3,000     Sam Rayburn, Texas,
              Municipal Power Agency,
              Revenue Refunding,
              Series 2002,
              6.000% 10/01/16........  Baa2      BBB-     3,206
                                                       --------
            WASHINGTON -- 1.3%
  3,000     Northwest, Washington,
              Electric Revenue,
              (Columbia Generating
              Project), Series 2002A,
              (MBIA Insured),
              5.500% 07/01/17........  Aaa       AAA      3,311
                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $244,694)........................   258,737
                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations South Carolina Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 0.8%
              (Cost $2,209)
  2,209     Nations Tax-Exempt Reserves,
              Capital Class Shares#.....................................   $  2,209
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $246,903*)................................      99.1%   260,946
                                                                           --------

            OTHER ASSETS AND LIABILITIES (NET)................       0.9%
            Receivable for Fund shares sold.............................   $    160
            Dividends receivable........................................          3
            Interest receivable.........................................      3,475
            Payable for Fund shares redeemed............................        (46)
            Investment advisory fee payable.............................        (50)
            Administration fee payable..................................        (45)
            Shareholder servicing and distribution fees payable.........        (25)
            Distributions payable.......................................       (868)
            Accrued Trustees' fees and expenses.........................        (81)
            Accrued expenses and other liabilities......................        (94)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      2,429
                                                                           --------
            NET ASSETS........................................     100.0%  $263,375
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    973
            Accumulated net realized gain on investments sold...........        867
            Net unrealized appreciation of investments..................     14,043
            Paid-in capital.............................................    247,492
                                                                           --------
            NET ASSETS..................................................   $263,375
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($212,300,363 / 19,776,253 shares outstanding)............     $10.74
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($29,185,500 / 2,719,218 shares outstanding)..............     $10.73
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.09

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($11,892,129 / 1,107,821 shares outstanding)..............     $10.73
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($9,996,664 / 930,976 shares outstanding).................     $10.74
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations South Carolina Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

AMBAC                                             10.75%
FSA                                               15.26%
MBIA                                              15.40%

Nations South Carolina Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Hospital Revenue                                   17.98%
Water Revenue                                      14.13%
Electric Revenue                                   10.28%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 192

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 97.0%
            TENNESSEE -- 93.9%
 $1,535     Anderson County, Tennessee, GO Refunding, Series
              2001, (FSA Insured),
              5.000% 04/01/13...................................  Aaa       AAA        $ 1,668
    500     Blount County, Tennessee, Public Building Authority,
              Public Facility Revenue, Series 1998, (FGIC
              Insured),
              5.000% 04/01/19...................................  Aaa       AAA            520
  1,300     Chattanooga, Tennessee, GO Refunding, Series 2002,
              4.500% 09/01/04...................................  Aa2       AA           1,359
  1,075     Chattanooga, Tennessee, GO Refunding, Series 2002A,
              5.000% 11/01/06...................................  Aa2       AA           1,192
  1,700     Chattanooga-Hamilton County, Tennessee, Hospital
              Authority, Revenue Refunding, (Erlanger Medical
              Center Project) Series 1993, (FSA Insured),
              5.375% 10/01/04...................................  Aaa       AAA          1,799
  1,250     Chattanooga-Hamilton County, Tennessee, Hospital
              Authority, Revenue Refunding, (Erlanger Medical
              Center Project) Series 1993, (FSA Insured),
              5.500% 10/01/07...................................  Aaa       AAA          1,406
  1,000     Dickson County, Tennessee, GO Refunding, Series
              2002, (FGIC Insured),
              5.000% 03/01/14...................................  Aaa       AAA          1,109
  1,245     Dickson County, Tennessee, GO Refunding, Series
              2003, (FGIC Insured),
              5.000% 06/01/14...................................  Aaa       AAA          1,368
    500     Hamilton County, Tennessee, GO Refunding, Series
              1998B,
              5.100% 08/01/24...................................  Aa1       AA+            533
  1,415     Hamilton County, Tennessee, GO Refunding, Series
              2002, (FGIC Insured),
              4.000% 10/01/06...................................  Aaa       AAA          1,517

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  575     Humphreys County, Tennessee, Industrial Development
              Board, Solid
              Waste Disposal Revenue, (E.I. duPont de Nemours
              and Company Project) Series 1994, AMT,
              6.700% 05/01/24...................................  Aa3       AA-        $   608
  2,200     Knox County, Tennessee, GO Refunding, Series 2003,
              4.000% 04/01/06...................................  Aa2       AA           2,342
    300     Knox County, Tennessee, Health Educational and
              Housing Facilities
              Board Revenue Refunding, (Fort Sanders Alliance
              Project) Series 1993,
              (MBIA Insured),
              7.250% 01/01/09...................................  Aaa       AAA            364
  1,500     Knox County, Tennessee, Health Educational and
              Housing Facilities Board Revenue, (University
              Health Systems Inc. Project) Series 1999,
              5.750% 04/01/19...................................  Baa1      BBB+         1,544
  2,000     Knox County, Tennessee, Health Educational and
              Housing Facilities Board, Hospital Facilities
              Improvement Revenue Refunding, (Baptist Health
              System of East Tennessee, Inc. Project) Series
              1996, (CONNIE LEE Insured),
              5.500% 04/15/11...................................  Aaa       AAA          2,158
    500     Knox County, Tennessee, Health Educational and
              Housing Facilities Board, Hospital Facilities
              Revenue, (Sanders Alliance Project) Series 1993A,
              (MBIA Insured),
              4.900% 01/01/05...................................  Aaa       AAA            524
  4,000     Knox County, Tennessee, Health Educational and
              Housing Facilities Board, Hospital Facilities
              Revenue, Series 2002, (MBIA Insured),
              1.100%&& 01/01/23.................................  Aaa       AAA          4,001
  1,250     Knox County, Tennessee, Public Improvement GO,
              Series 1998,
              4.750% 04/01/19...................................  Aa2       AA           1,273

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $1,055     Knoxville, Tennessee, Electric Revenue, Series
              2001U,
              4.750% 07/01/08...................................  Aa3       AA         $ 1,163
  1,330     Lawrenceburg, Tennessee, Public Building Authority,
              Water and Sewer GO, Series 2001B, (FSA Insured),
              5.500% 07/01/16...................................  Aaa       AAA          1,473
    200     Loudon County, Tennessee, Industrial Development
              Board, Solid Waste Disposal Revenue,
              (Kimberly-Clark Corporation Project) Series 1993,
              AMT,
              6.200% 02/01/23...................................  Aa2       AA             204
  1,000     Madison County, Tennessee, GO, Series 2002,
              5.000% 04/01/13...................................  Aa3       AA-          1,099
  1,500     Maury County, Tennessee, Industrial Development
              Board, Multi-Model PCR Refunding, (General Motors
              Corporation -- Saturn Corporation Project) Series
              1994,
              6.500% 09/01/24...................................  A3        BBB          1,566
  1,000     Maury County, Tennessee, Industrial Development
              Board, Solid Waste Disposal Revenue, Occidental
              Petroleum Corporation, AMT, Series 2001A,
              (GTD-AGMT),
              6.250% 08/01/18...................................  Baa2      BBB-         1,017
  1,250     McMinn County, Tennessee, Industrial Development
              Board, Recycling Facilities Revenue, (Bowater Inc.
              Project) Series 1992, AMT,
              7.400% 12/01/22...................................  Ba1       BB+          1,226
  1,000     Memphis, Tennessee, Electric System Revenue
              Refunding, Junior Lien, Series 2002,
              4.000% 12/01/08...................................  Aa3       AA           1,069
  1,000     Memphis, Tennessee, Electric System Revenue
              Refunding, Series 1992,
              6.000% 01/01/05...................................  Aa2       AA+          1,078
  1,035     Memphis, Tennessee, GO Refunding, Series 2001,
              5.000% 11/01/15...................................  Aa2       AA           1,145

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $2,500     Memphis, Tennessee, GO, Series 2000,
              5.000% 04/01/17...................................  Aa2       AA         $ 2,640
  1,500     Memphis, Tennessee, Water Division Revenue
              Refunding, Series 1992,
              5.900% 01/01/04...................................  Aaa       AAA          1,553
    500     Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities and Project Revenue Refunding,
              (Federal Express Corporation Project) Series 1997,
              5.350% 09/01/12...................................  Baa2      BBB            536
  1,000     Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2002,
              5.050% 09/01/12...................................  Baa2      BBB          1,054
    350     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Electric Revenue, Series 1996A,
              Prerefunded 05/15/06 @ 102,
              5.625% 05/15/14...................................  Aa3       AA             398
  2,000     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Electric Revenue, Series 1998B,
              5.500% 05/15/13...................................  Aa3       AA           2,293
  1,000     Metropolitan Government, Nashville and Davidson
              County, Tennessee, GO Refunding, Series 1993,
              5.250% 05/15/07...................................  Aa2       AA           1,118
    595     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Health and Educational
              Facilities Board, Improvement Revenue Refunding,
              (Meharry Medical College Project) Series 1996,
              (AMBAC Insured),
              6.000% 12/01/09...................................  Aaa       AAA            700

                       SEE NOTES TO FINANCIAL STATEMENTS.
 194

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  500     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Health and Educational
              Facilities Board, Improvement Revenue Refunding,
              (Meharry Medical College Project) Series 1996,
              (AMBAC Insured),
              6.000% 12/01/16...................................  Aaa       AAA        $   593
    505     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Health and Educational
              Facilities Board, Improvement Revenue Refunding,
              (Meharry Medical College Project) Series 1996,
              (AMBAC Insured),
              6.000% 12/01/08...................................  Aaa       AAA            592
  1,000     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Multi-Family Housing Revenue,
              (Enchantment, Inc. - Welch Bend Apartments
              Project) Series 1996A, (FNMA COLL), Mandatory Put
              01/01/07 @ 100,
              5.500% 01/01/27...................................  Aaa       AAA          1,106
  1,000     Putnam County, Tennessee, GO Refunding, Series 2001,
              (FGIC Insured),
              5.250% 04/01/20...................................  Aaa       AAA          1,110
  1,645     Rutherford County, Tennessee, Public Improvement GO,
              Series 1996,
              6.000% 04/01/06...................................  Aa2       AA           1,847
  1,030     Shelby County, Tennessee, GO Refunding, Series
              1996B,
              5.200% 12/01/09...................................  Aa2       AA+          1,155
  1,000     Shelby County, Tennessee, GO Refunding, Series
              1999B,
              5.250% 04/01/11...................................  Aa2       AA+          1,125
  1,000     Shelby County, Tennessee, Health Development and
              Housing Facility Board Revenue, (Arbors of
              Germantown Project) Series 1994, Mandatory Put
              07/01/04 @ 100,
              4.750% 07/01/24...................................  Baa2      BBB          1,008

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $2,000     Shelby County, Tennessee, Health Educational and
              Housing Facilities Board Revenue, (St. Jude's
              Children's Research Project) Series 1999,
              5.375% 07/01/24...................................  Aa2       AA         $ 2,043
    520     Shelby County, Tennessee, Health Educational and
              Housing Facilities Board, Revenue, (Lebonheur
              Children's Medical Center Project) Series 1993D,
              (MBIA Insured),
              5.300% 08/15/04...................................  Aaa       AAA            549
    490     Shelby County, Tennessee, Health Educational and
              Housing Facilities Board, Revenue, (Methodist
              Health Systems) Series 1995, (MBIA Insured),
              6.250% 08/01/09...................................  Aaa       AAA            584
     10     Shelby County, Tennessee, Health Educational and
              Housing Facilities Board, Revenue, Unrefunded
              Balance, (Methodist Health Systems Project) Series
              1995, (MBIA Insured),
              6.250% 08/01/09...................................  Aaa       AAA             12
    400     Shelby County, Tennessee, Public Improvement GO
              Refunding, Series 1999A,
              4.750% 05/01/21...................................  Aa2       AA+            405
    500     Shelby County, Tennessee, Public Improvement GO,
              Series 1996A,
              5.625% 06/01/06...................................  Aa2       AA+            559
    250     Sumner County, Tennessee, Health Educational and
              Housing Facilities Board Revenue Refunding,
              (Sumner Regional Health Systems, Inc. Project)
              Series 1994,
              7.000% 11/01/03...................................  A3        A-             258
  1,000     Sumner County, Tennessee, Resource Authority,
              Revenue, Series 1993, (AMBAC Insured),
              5.125% 08/01/03...................................  Aaa       AAA          1,013
  1,000     Tennessee State, GO, Series 1994A, Prerefunded
              03/01/04 @ 101.5,
              5.200% 03/01/05...................................  Aa2       AA           1,052

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TENNESSEE -- (CONTINUED)
 $  120     Tennessee State, Local Development Authority,
              Revenue Refunding, Unrefunded Balance, (State Loan
              Program) Series 1993A,
              5.750% 03/01/11...................................  A1        AA         $   123
  1,120     Tennessee, Housing Development Agency, Revenue,
              (Home Ownership Program) Series 1997, AMT,
              1.810%& 07/01/03..................................  Aa2       AA           1,115
  1,215     Tennessee, Housing Development Agency, Revenue,
              (Home Ownership Program) Series 1997, AMT,
              2.090%& 07/01/04..................................  Aa2       AA           1,184
  2,500     Tennessee, Housing Development Agency, Revenue,
              (Home Ownership Program) Series 1997-3A, AMT,
              3.450%& 01/01/08..................................  Aa2       AA           2,125
  1,085     Tennessee, Housing Development Agency, Revenue,
              (Home Ownership Program) Series 1998, AMT,
              4.750% 07/01/08...................................  Aa2       AA           1,167
  1,135     Tennessee, Housing Development Agency, Revenue,
              (Home Ownership Program) Series 1998, AMT, 4.850%
              07/01/09..........................................  Aa2       AA           1,212
  1,500     Tennessee, Tennergy Corporation, Gas Revenue, Series
              1999, (MBIA Insured),
              5.000% 06/01/07...................................  Aaa       AAA          1,661
  1,200     Williamson County, Tennessee, GO, Series 2000,
              5.350% 03/01/17...................................  Aa1       AA+          1,361
                                                                                       -------
                                                                                        71,576
                                                                                       -------
            MISSOURI -- 1.7%
  1,275     West Plains, Missouri, Industrial Development
              Authority, Hospital Revenue, (Ozarks Medical
              Center Project) Series 1997,
              5.250% 11/15/07...................................  Ba1       BB+          1,274
                                                                                       -------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS          VALUE
  (000)                                                              (UNAUDITED)        (000)
-----------------------------------------------------------------------------------------------
            TEXAS -- 1.4%
 $1,000     Texas State, Public Finance Authority, GO Refunding,
              Series 1997,
              5.000% 10/01/15...................................  Aa1       AA         $ 1,066
                                                                                       -------

            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $69,949)............................................    73,916
                                                                           -------
 SHARES
 (000)
 -------
            INVESTMENT COMPANIES -- 2.0%
              (Cost $1,537)
   1,537    Nations Tax-Exempt Reserves, Capital Class Shares#..........     1,537
                                                                           -------
            TOTAL INVESTMENTS
              (Cost $71,486*).................................      99.0%   75,453
                                                                           -------
            OTHER ASSETS AND LIABILITIES (NET)................       1.0%
            Cash........................................................   $     1
            Receivable for Fund shares sold.............................       128
            Dividends receivable........................................         1
            Interest receivable.........................................     1,047
            Payable for Fund shares redeemed............................       (89)
            Investment advisory fee payable.............................        (7)
            Administration fee payable..................................       (13)
            Shareholder servicing and distribution fees payable.........        (8)
            Distributions payable.......................................      (193)
            Accrued Trustees' fees and expenses.........................       (78)
            Accrued expenses and other liabilities......................       (38)
                                                                           -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................       751
                                                                           -------
            NET ASSETS........................................     100.0%  $76,204
                                                                           =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    32
            Accumulated net realized loss on investments sold...........      (215)
            Net unrealized appreciation of investments..................     3,967
            Paid-in capital.............................................    72,420
                                                                           -------
            NET ASSETS..................................................   $76,204
                                                                           =======

                       SEE NOTES TO FINANCIAL STATEMENTS.
 196

NATIONS FUNDS

Nations Tennessee Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003



                                                                            VALUE
-----------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              $54,801,285 / 5,131,666 shares outstanding)...............    $10.68
                                                                           =======
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($15,572,430 / 1,458,160 shares outstanding)..............    $10.68
                                                                           =======

            Maximum sales charge........................................     3.25%
            Maximum offering price per share............................    $11.04

            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($4,439,432 / 415,660 shares outstanding).................    $10.68
                                                                           =======
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($1,390,594 / 130,847 shares outstanding).................    $10.63
                                                                           =======

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 &&
  Floating rate note. The interest rate shown reflects the rate in effect at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Tennessee Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

MBIA                                               10.10%

Nations Tennessee Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Hospital Revenue                                    20.18%
Housing Revenue                                     11.70%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.7%
            TEXAS -- 89.5%
 $1,000     Alamo, Texas, Community College District Revenue,
              (FSA Insured),
              5.375% 11/01/16...................................  Aaa       AAA        $  1,101
  1,775     Arlington, Texas, Independent School District, GO,
              Unrefunded Balance, Series 1992, (PSF-GTD),
              Prerefunded 04/01/03 @ 100,
              6.100% 02/15/05...................................  Aaa       AAA           1,775
  3,410     Austin, Texas, Electric Utility System Revenue
              Refunding, Series 2002, (FSA Insured),
              5.500% 11/15/12...................................  Aaa       AAA           3,898
  2,000     Austin, Texas, Electric Utility System Revenue
              Refunding, Series 2002A, (AMBAC Insured),
              5.500% 11/15/13...................................  Aaa       AAA           2,290
  5,750     Austin, Texas, GO Refunding, Series 1993,
              5.500% 09/01/04...................................  Aa2       AA+           6,094
  3,905     Austin, Texas, Public Improvement GO, Series 2001
              5.000% 09/01/13...................................  Aa2       AA+           4,254
    500     Austin, Texas, Public Improvement, GO, Series 1999,
              5.375% 09/01/18...................................  Aa2       AA+             542
  2,500     Austin, Texas, Utility System Revenue Refunding,
              Series 1992, (AMBAC Insured),
              3.470%& 11/15/09..................................  Aaa       AAA           1,991
  1,030     Barbers Hill, Texas, Independent School District, GO
              Refunding, Series 2003, (PSF-GTD),
              5.000% 02/15/22...................................  Aaa       AAA           1,059
    965     Brazos, Texas, Higher Education Authority Inc.,
              Revenue Refunding, Senior Lien, Series 1994A-2,
              AMT, (GTD STD LNS),
              6.050% 06/01/03...................................  Aaa       AAA             967
  4,115     Cedar Hill, Texas, Independent School District, GO,
              Series 2000, (PSF-GTD),
              3.890%& 08/15/16..................................  Aaa       AAA           2,050

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $2,840     Cedar Hill, Texas, Independent School District, GO,
              Series 2000, (PSF-GTD),
              3.890%& 08/15/17..................................  Aaa       AAA        $  1,322
  2,065     Corpus Christi, Texas, Business and Job Development
              Corporation, Sales Tax Revenue, (Arena Project)
              Series 2002, (AMBAC Insured),
              5.500% 09/01/14...................................  Aaa       AAA           2,358
  1,250     Corpus Christi, Texas, Business and Job Development
              Corporation, Sales Tax Revenue, (Arena Project)
              Series 2002, (AMBAC Insured),
              5.500% 09/01/18...................................  Aaa       AAA           1,387
  1,655     Corpus Christi, Texas, GO, Series 2002, (FSA
              Insured),
              5.500% 09/01/15...................................  Aaa       AAA           1,861
  1,000     Corpus Christi, Texas, Utility System Revenue
              Refunding, Series 2002, (FSA Insured),
              5.000% 07/15/14...................................  Aaa       AAA           1,087
  1,045     Dallas County, Texas, GO, Series 2000,
              5.000% 08/15/09...................................  Aaa       AAA           1,170
  2,860     Dallas, Texas, Independent School District, GO,
              Series 1993, (PSF-GTD),
              5.600% 08/15/05...................................  Aaa       AAA           2,907
  2,940     Dallas, Texas, Independent School District, GO,
              Series 1993, (PSF-GTD),
              5.700% 08/15/06...................................  Aaa       AAA           2,990
  1,300     Dallas, Texas, Waterworks and Sewer System Revenue
              Refunding, Series 2001,
              5.000% 10/01/12...................................  Aa2       AA+           1,423
  1,000     Dallas, Texas, Waterworks and Sewer System Revenue
              Refunding, Series 2002,
              5.500% 10/01/12...................................  Aa2       AA+           1,136
    500     Dallas-Fort Worth, Texas, Regional Airport Revenue
              Refunding, Series 1994A, (MBIA Insured),
              6.000% 11/01/09...................................  Aaa       AAA             536

                       SEE NOTES TO FINANCIAL STATEMENTS.
 198

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,000     Fort Bend, Texas, Independent School District, GO,
              Series 2000, (PSF-GTD),
              5.250% 08/15/19...................................  Aaa       AAA        $  1,062
    400     Fort Worth, Texas, Higher Education Financial
              Corporation, Higher Education Revenue, (Texas
              Christian University Project) Series 1997,
              5.000% 03/15/17...................................  Aa3       AA-             414
  1,905     Garland, Texas, GO, Series 1998,
              5.000% 02/15/12...................................  Aa2       AA            2,056
    500     Grand Prairie, Texas, Independent School District,
              GO Refunding, Series 1996, (PSF-GTD),
              5.200% 02/15/24...................................  Aaa       AAA             506
  1,000     Grapevine, Texas, GO, Series 2000, (FGIC Insured),
              5.800% 08/15/19...................................  Aaa       AAA           1,130
  1,120     Harris County, Texas, GO Refunding, Series 2002,
              5.000% 10/01/08...................................  Aa1       AA+           1,254
  1,400     Harris County, Texas, GO, Series 1995
              5.000% 10/01/17...................................  Aa1       AA+           1,472
  3,155     Harris County, Texas, Health Facilities Development
              Authority, Revenue, (Memorial Hospital Systems
              Project) Series 1997A, (MBIA Insured),
              6.000% 06/01/10...................................  Aaa       AAA           3,621
  2,000     Harris County, Texas, Health Facilities Development
              Authority, Revenue, Series 1999A,
              5.500% 07/01/09...................................  Aaa       AAA           2,236
    500     Harris County, Texas, Health Facilities Development
              Corporation, Hospital Revenue, (Texas Childrens
              Hospital Project) Series 1995,
              5.500% 10/01/19...................................  Aa2       AA              563

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $2,000     Harris County, Texas, Health Facilities Development
              Corporation, Revenue, (Christus Health Project)
              Series 1999A, (MBIA Insured),
              5.500% 07/01/10...................................  Aaa       AAA        $  2,217
  2,780     Harris County, Texas, Health Facilities Development
              Corporation, Revenue, (St. Lukes Episcopal
              Hospital Project) Series 2001A,
              5.625% 02/15/16...................................  Aa3       AA-           3,006
    750     Harris County, Texas, Port Houston Authority,
              Revenue Refunding, Series 2000B, AMT,
              5.500% 10/01/07...................................  Aa1       AA+             837
  4,000     Harris County, Texas, Toll Road Revenue Refunding,
              Senior Lien, Series 1994, (FGIC Insured),
              5.000% 08/15/16...................................  Aaa       AAA           4,236
  3,580     Harris County, Texas, Toll Road Revenue Refunding,
              Senior Lien, Series 1994, (FGIC Insured),
              5.375% 08/15/20...................................  Aaa       AAA           3,688
  1,735     Harris County, Texas, Toll Road Revenue Refunding,
              Series 2002, (FSA Insured),
              5.375% 08/15/11...................................  Aaa       AAA           1,973
  4,240     Houston, Texas, Area Water Corporation Contract
              Revenue, (Northeast Water Purification Project)
              Series 2002, (FGIC Insured),
              5.500% 03/01/18...................................  Aaa       AAA           4,656
  1,000     Houston, Texas, Community College System Revenue
              Refunding, Junior Lien, (Student Fee Project)
              Series 2001A,
              5.375% 04/15/15...................................  Aaa       AAA           1,102
  1,195     Houston, Texas, Hotel Occupancy Tax and Special
              Revenue, Series 2001B, (AMBAC Insured),
              5.250% 09/01/19...................................  Aaa       AAA           1,273

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,265     Houston, Texas, Hotel Occupancy Tax and Special
              Revenue, Series 2001B, (AMBAC Insured),
              5.250% 09/01/20...................................  Aaa       AAA        $  1,340
  3,000     Houston, Texas, Independent School District, GO
              Refunding, Series 1993, (PSF-GTD),
              5.400% 08/15/07...................................  Aaa       AAA           3,047
  8,000     Houston, Texas, Water and Sewer Systems Revenue
              Refunding, Junior Lien, Series 1997A, (FGIC
              Insured),
              5.375% 12/01/27...................................  Aaa       AAA           8,296
 10,000     Houston, Texas, Water and Sewer Systems Revenue,
              Junior Lien, Series 1996A, (FGIC Insured),
              5.250% 12/01/25...................................  Aaa       AAA          10,236
  1,000     Jefferson County, Texas, GO Refunding, Series 2002,
              (FGIC Insured),
              5.750% 08/01/14...................................  Aaa       AAA           1,154
  2,000     Klein, Texas, Independent School District, GO,
              Series 1999A,
              (PSF-GTD),
              5.125% 08/01/15...................................  Aaa       AAA           2,155
  1,740     La Marque, Texas, Independent School District, GO
              Refunding, Series 2003, (PSF-GTD),
              5.000% 02/15/21...................................  Aaa       AAA           1,800
  5,000     Mesquite, Texas, Independent School District 1, GO
              Refunding, Series 1993, (PSF-GTD),
              5.300% 08/15/06...................................  Aaa       AAA           5,263
  5,000     North Central, Texas, Health Facilities Development
              Corporation, Health Facilities Revenue,
              (Presbyterian Healthcare Residential Project)
              Series 1996B, (MBIA Insured),
              5.500% 06/01/16...................................  Aaa       AAA           5,789

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $3,000     North Central, Texas, Health Facilities Development
              Corporation, Revenue Refunding, (Baylor Health
              Care Systems Project) Series 1995,
              5.500% 05/15/13...................................  Aa3       AA-        $  3,159
  3,285     Northside, Texas, Independent School District, GO
              Refunding, Series 2002A, (PSF-GTD),
              5.250% 02/15/20...................................  Aaa       AAA           3,488
  1,500     Pearland, Texas, Independent School District, GO,
              Series 2000, (PSF-GTD),
              5.500% 02/15/20...................................  Aaa       AAA           1,626
  1,835     Plano, Texas, Independent School District, GO,
              Series 1995, (PSF-GTD),
              7.000% 02/15/05...................................  Aaa       AAA           2,026
  1,190     Rio Grande City, Texas, Conservative Independent
              School District, GO, Series 2002, (PSF-GTD),
              5.000% 08/15/19...................................  Aaa       AAA           1,248
  5,600     Round Rock, Texas, Independent School District, GO,
              Series 2000, (PSF-GTD),
              5.000% 08/01/18...................................  Aaa       AAA           5,851
  3,000     Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          3,206
  2,250     San Antonio, Texas, Electric and Gas Systems Revenue
              Refunding, Series 2002,
              5.250% 02/01/12...................................  Aa1       AA+           2,510
  1,500     San Antonio, Texas, Electric and Gas, GO Refunding,
              Series 1998A,
              5.250% 02/01/16...................................  Aa1       AA+           1,622
  2,000     San Antonio, Texas, GO, Series 2001,
              5.000% 02/01/09...................................  Aa2       AA+           2,220
  2,000     San Antonio, Texas, GO, Series 2002,
              5.000% 02/01/11...................................  Aa2       AA+           2,206
  1,000     San Antonio, Texas, Independent School District, GO,
              (PSF-GTD),
              5.500% 08/15/24...................................  Aaa       AAA           1,058

                       SEE NOTES TO FINANCIAL STATEMENTS.
 200

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,500     San Antonio, Texas, Refunding GO, Series 2001,
              5.250% 08/01/13...................................  Aa2       AA+        $  1,688
    500     Socorro, Texas, Independent School District, GO,
              Series 1998, (PSF-GTD),
              5.250% 08/15/28...................................  Aaa       AAA             510
  1,260     South Texas, Community College District, GO, Series
              2002, (AMBAC Insured),
              5.250% 08/15/10...................................  Aaa       AAA           1,418
  1,170     Sugar Land, Texas, GO Refunding, Series 2003, (FGIC
              Insured),
              5.000% 02/15/11...................................  Aaa       AAA           1,287
  1,000     Tarrant County, Texas, Health Facilities Development
              Corporation, Health Systems Revenue, (Harris
              Methodist Health Systems Project) Series 1994,
              (MBIA-IBC Insured),
              6.000% 09/01/10...................................  Aaa       AAA           1,177
  3,300     Tarrant County, Texas, Health Facilities Development
              Corporation, Health Systems Revenue, (Texas Health
              Resources Systems Project) Series 1997A, (MBIA
              Insured),
              5.750% 02/15/08...................................  Aaa       AAA           3,725
  1,355     Tarrant County, Texas, Hospital District Revenue,
              Series 2002, (MBIA Insured),
              5.500% 08/15/13...................................  Aaa       AAA           1,506
  3,860     Texas A&M University, Permanent University Funds
              Revenue Refunding, Series 2003,
              5.250% 07/01/14...................................  Aaa       AAA           4,345
  1,000     Texas State, College Student Loan Authority, GO,
              Series 1994, AMT,
              5.750% 08/01/11...................................  Aa1       AA            1,023
  1,000     Texas State, College Student Loan Authority, GO,
              Series 1996, AMT,
              5.000% 08/01/12...................................  Aa1       AA            1,028

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,425     Texas State, College Student Loan Authority, GO,
              Series 1997, AMT, (GTD STD LNS),
              5.000% 08/01/05...................................  Aa1       AA         $  1,525
  3,835     Texas State, College Student Loan Authority, GO,
              Series 1997, AMT, (GTD STD LNS),
              5.250% 08/01/07...................................  Aa1       AA            4,237
  3,565     Texas State, College Student Loan Authority, GO,
              Series 1999, AMT,
              5.000% 08/01/07...................................  Aa1       AA            3,897
    455     Texas State, GO, Series 1999,
              5.250% 08/01/21...................................  Aa1       AA              475
  5,000     Texas State, Public Finance Authority, Building
              Revenue Refunding, Series 1992B, (AMBAC Insured),
              6.100% 02/01/04...................................  Aaa       AAA           5,205
  1,200     Texas State, Public Finance Authority, GO Refunding,
              Series 1996C,
              6.000% 10/01/06...................................  Aa2       AA            1,367
  3,500     Texas State, Texas A&M University Revenue, Series
              1999,
              5.500% 05/15/20...................................  Aa1       AA+           3,796
  1,000     Texas State, Texas A&M University, Financing System
              Revenue, Series 1996,
              5.750% 05/15/06...................................  Aa1       AA+           1,119
  3,250     Texas State, Turnpike Authority of Dallas, North
              Tollway Revenue, (President George Bush Turnpike
              Project) Series 1996, (AMBAC Insured),
              3.420%& 01/01/09..................................  Aaa       AAA           2,674
    375     Texas State, Veterans Housing Assistance, GO
              Refunding, Series 1994C,
              6.400% 12/01/09...................................  Aa1       AA              392
  3,000     Texas State, Water Development Board, Revenue,
              Series 1997,
              5.000% 07/15/12...................................  Aaa       AAA           3,248
  1,500     Texas State, Water Development Board, Revenue,
              Series 1999B,
              5.625% 07/15/21...................................  Aaa       AAA           1,612

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $5,000     Texas State, Water Development GO, Series 1997,
              5.250% 08/01/28...................................  Aa1       AA         $  5,098
  2,500     Texas State, Water Financial Assistance, GO, Series
              1999, (MBIA Insured),
              5.500% 08/01/29...................................  Aaa       AAA           2,619
  1,875     Texas, Gulf Coast Waste Disposal Authority, Bayport
              Area System Revenue, Series 2002, (AMBAC Insured),
              5.000% 10/01/12...................................  Aaa       AAA           2,065
  3,000     Texas, Lower Colorado River Authority, Revenue
              Refunding, Series 1999B, (FSA Insured),
              6.000% 05/15/08...................................  Aaa       AAA           3,473
  9,500     Texas, Municipal Power Agency, Revenue Refunding,
              Series 1993, (MBIA Insured),
              5.250% 09/01/05...................................  Aaa       AAA           9,758
  1,000     Texas, North Harris Montgomery Community College
              District, GO Refunding, Series 2002, (FGIC
              Insured),
              5.375% 02/15/16...................................  Aaa       AAA           1,103
  1,500     Texas, North Harris Montgomery Community College
              District, GO, Series 2001, (MBIA Insured),
              5.375% 02/15/16...................................  Aaa       AAA           1,641
  4,000     Texas, Red River Authority, PCR Refunding, Series
              1991, (AMBAC Insured),
              5.200% 07/01/11...................................  Aaa       AAA           4,300
    500     Travis County, Texas, Health Facilities Development
              Corporation, Revenue, (Ascension Health Credit
              Project) Series 1999A, (AMBAC Insured),
              Prerefunded 11/15/09 @ 101,
              5.875% 11/15/24...................................  Aaa       AAA             592

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $4,085     Travis County, Texas, Health Facilities Development
              Corporation, Revenue, (Ascension Health Credit
              Project) Series 1999A, (MBIA Insured),
              5.750% 11/15/09...................................  Aaa       AAA        $  4,668
  1,000     Trinity River Authority, Texas, PCR, (Texas
              Instruments Inc. Project) Series 1996, AMT,
              6.200% 03/01/20...................................  A2        A             1,054
  1,000     University of Texas, University Financing Systems
              Revenue Refunding, Series 2002B,
              5.250% 08/15/20...................................  Aaa       AAA           1,106
  2,500     University of Texas, University Financing Systems
              Revenue, Series 2001B,
              5.375% 08/15/15...................................  Aaa       AAA           2,769
  1,000     University of Texas, University Financing Systems
              Revenue, Series 2003A,
              5.375% 08/15/15...................................  Aaa       AAA           1,128
  5,365     Waxahachie, Texas, Independent School District,
              Capital Appreciation GO, Prerefunded 08/15/10 @
              63.473, Series 2000, (PSF-GTD),
              3.670%& 08/15/17..................................  Aaa       AAA           2,605
  4,545     Waxahachie, Texas, Independent School District,
              Capital Appreciation GO, Prerefunded 08/15/10 @
              72.803, Series 2000, (PSF-GTD),
              3.670%& 08/15/15..................................  Aaa       AAA           2,531
    210     Waxahachie, Texas, Independent School District,
              Capital Appreciation GO, Unrefunded Balance,
              Series 2000, (PSF-GTD),
              4.620%& 08/15/15..................................  Aaa       AAA             109
    245     Waxahachie, Texas, Independent School District,
              Capital Appreciation GO, Unrefunded Balance,
              Series 2000, (PSF-GTD),
              4.850%& 08/15/17..................................  Aaa       AAA             109

                       SEE NOTES TO FINANCIAL STATEMENTS.
 202

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TEXAS -- (CONTINUED)
 $1,440     West University Place, Texas, Permanent Improvement
              GO Refunding, Series 2002
              5.500% 02/01/15...................................  Aa2       AA-        $  1,614
  1,910     White Settlement, Texas, Independent School
              District, GO Refunding, Series 2003, (PSF-GTD),
              5.375% 08/15/19...................................  Aaa       AAA           2,085
                                                                                       --------
                                                                                        248,481
                                                                                       --------
            ALABAMA -- 1.8%
  3,000     Courtland, Alabama, Industrial Development Board,
              Solid Waste Disposal Revenue, (Champion
              International Corporation Project) Series 1992,
              AMT,
              7.000% 06/01/22...................................  Baa2      BBB           3,065
  1,750     Mobile, Alabama, Industrial Development Board,
              Environmental Improvement Revenue, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 03/01/24...................................  Baa1      BBB           1,854
                                                                                       --------
                                                                                          4,919
                                                                                       --------
            FLORIDA -- 0.8%
  1,000     Florida, Housing Finance Agency, Multi-Family
              Housing Revenue Refunding, (United Dominion Realty
              Trust - Andover Project) Series 1996E, AMT,
              Mandatory Put 05/01/08 @ 100,
              6.350% 05/01/26...................................  Baa1      BBB+          1,040
  1,100     Hillsborough County, Florida, Industrial Development
              Authority, PCR Refunding, (Tampa Electric Company
              Project) Series 1992, Mandatory Put 08/01/07 @
              100,
              4.000% 05/15/18...................................  Baa2      BBB           1,097
                                                                                       --------
                                                                                          2,137
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            GEORGIA -- 0.4%
 $1,000     Marietta, Georgia, Housing Authority, Multi-Family
              Revenue Refunding, (Wood Glen-RMKT Housing
              Project) Series 1994, Mandatory Put 07/01/04 @
              100,
              4.750% 07/01/24...................................  Baa2      BBB        $  1,008
                                                                                       --------
            ILLINOIS -- 0.6%
  1,500     Kane County, Illinois, Forest Preservation District,
              GO, Series 1999,
              5.375% 12/30/14...................................  Aa3       AA            1,671
                                                                                       --------
            MISSISSIPPI -- 1.0%
  2,600     Warren County, Mississippi, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 08/01/18...................................  Baa2      BBB           2,738
                                                                                       --------
            OHIO -- 0.4%
  1,000     Lucas County, Ohio, Hospital Revenue, (Flower
              Hospital Project) Series 1993, Prerefunded
              12/01/04 @ 101,
              6.125% 12/01/13...................................  NR        NR            1,083
                                                                                       --------
            OKLAHOMA -- 0.5%
  1,400     Oklahoma, Housing Development Authority, Revenue,
              Series 2000A, (FHLMC COLL),
              5.100% 11/01/05...................................  Aa3       AA-           1,511
                                                                                       --------
            SOUTH CAROLINA -- 0.7%
  1,500     Calhoun County, South Carolina, Solid Waste Disposal
              Facility Revenue, (Carolina Eastman Company
              Project) Series 1992, AMT,
              6.750% 05/01/17...................................  A2        BBB+          1,882
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Texas Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TENNESSEE -- 1.7%
 $3,135     Chattanooga-Hamilton County, Tennessee, Hospital
              Authority, Revenue Refunding, (Erlanger Medical
              Center Project) Series 1993, (FSA Insured),
              5.500% 10/01/07...................................  Aaa       AAA        $  3,527
  1,000     Metropolitan Government, Nashville and Davidson
              County, Tennessee, Electric Revenue, Series 1998B,
              5.500% 05/15/13...................................  Aa3       AA            1,146
                                                                                       --------
                                                                                          4,673
                                                                                       --------
            WASHINGTON -- 1.3%
  2,425     Washington State, GO, Series 1995C,
              5.450% 07/01/07...................................  Aa1       AA+           2,630
  1,000     Washington State, Motor Vehicle Fuel Tax, GO
              Refunding, Series 2001R-B,
              5.000% 09/01/09...................................  Aa1       AA+           1,114
                                                                                       --------
                                                                                          3,744
                                                                                       --------

            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $256,378)...........................................    273,847
                                                                           --------
 SHARES
 (000)
 -------
            INVESTMENT COMPANIES -- 2.1%
              (Cost $5,948)
   5,948    Nations Tax-Exempt Reserves, Capital Class Shares#..........      5,948
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $262,326*)................................     100.8%   279,795
                                                                           --------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................      (0.8)%
            Cash........................................................   $      1
            Receivable for Fund shares sold.............................        560
            Dividends receivable........................................          7
            Interest receivable.........................................      2,914
            Payable for Fund shares redeemed............................       (136)
            Investment advisory fee payable.............................        (59)
            Administration fee payable..................................        (47)
            Shareholder servicing and distribution fees payable.........         (6)
            Distributions payable.......................................       (970)
            Payable for investment securities purchased.................     (4,289)
            Accrued Trustees' fees and expenses.........................        (78)
            Accrued expenses and other liabilities......................       (118)
                                                                           --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................     (2,221)
                                                                           --------
            NET ASSETS........................................     100.0%  $277,574
                                                                           ========

                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    451
            Accumulated net realized loss on investments sold...........     (2,701)
            Net unrealized appreciation of investments..................     17,469
            Paid-in capital.............................................    262,355
                                                                           --------
            NET ASSETS..................................................   $277,574
                                                                           ========
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($263,658,034 / 25,098,287 shares outstanding)............     $10.51
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($8,664,940 / 824,967 shares outstanding).................     $10.50
                                                                           ========
                                                                              3.25%
            Maximum sales charge........................................
                                                                             $10.85
            Maximum offering price per share............................
            INVESTOR B SHARES:
            Net asset value and offering price per share**
              ($5,166,472 / 491,730 shares outstanding).................     $10.51
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share**
              ($84,809 / 8,073 shares outstanding)......................     $10.50
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 &Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2003.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Texas Intermediate Municipal Bond Fund had the following insurance concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

FGIC                                                12.89%
PSF-GTD                                             17.72%

Nations Texas Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Water Revenue                                       11.03%
Education Revenue                                   10.43%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 204

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS AND NOTES -- 98.5%
            VIRGINIA -- 84.4%
 $ 2,000    Alexandria, Virginia, Redevelopment and Housing
              Authority, Multi-Family Housing Mortgage Revenue,
              (Buckingham Village Apartments Project) Series
              1996A, AMT,
              6.050% 07/01/16...................................  A1        A+         $  2,065
   3,285    Arlington County, Virginia, GO Refunding, Series
              1993,
              6.000% 06/01/12...................................  Aaa       AAA           3,927
   1,000    Arlington County, Virginia, GO, Series 1993,
              5.000% 07/15/03...................................  Aaa       AAA           1,011
   3,865    Arlington County, Virginia, GO, Series 1999, (State
              Aid Withholding),
              5.250% 06/01/16...................................  Aaa       AAA           4,235
   3,000    Arlington County, Virginia, Industrial Development
              Authority, Facilities Revenue Refunding, (Lee
              Gardens Housing Corporation-Housing Mortgage -
              Woodbury Park Apartments Project) Series 1998A,
              5.450% 01/01/29...................................  A2        A             3,056
   1,000    Arlington County, Virginia, Industrial Development
              Authority, Facilities Revenue, (The Nature
              Conservancy Project) Series 1997A,
              5.450% 07/01/27...................................  Aa1       AA+           1,152
   2,250    Arlington County, Virginia, Industrial Development
              Authority, Hospital Facilities Revenue, (Virginia
              Hospital Center Project) Series 2001,
              5.250% 07/01/21...................................  A2        A             2,307
   2,000    Arlington County, Virginia, Industrial Development
              Authority, IDR Refunding, (Ogden Martin Systems
              Project) Series 1998A, (FSA Insured),
              5.250% 01/01/05...................................  Aaa       AAA           2,132

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 3,280    Arlington County, Virginia, Industrial Development
              Authority, Revenue, (Ogden Martin Systems of
              Union-Alexandria/ Arlington Project) Series 1998B,
              AMT, (FSA Insured),
              5.250% 01/01/09...................................  Aaa       AAA        $  3,594
   1,855    Arlington County, Virginia, Industrial Development
              Authority, Revenue, (Ogden Martin Systems of
              Union-Alexandria/ Arlington Project) Series 1998B,
              AMT, (FSA Insured),
              5.250% 01/01/10...................................  Aaa       AAA           2,003
   2,000    Brunswick County, Virginia, Industrial Development
              Authority, Correctional Facility Lease Revenue,
              Series 1996, (MBIA Insured),
              5.250% 07/01/04...................................  Aaa       AAA           2,099
   1,000    Charlottesville-Albemarle, Virginia, Airport
              Authority, Revenue Refunding, Series 1995, AMT,
              6.125% 12/01/09...................................  Baa2      BBB           1,053
   6,195    Chesapeake, Virginia, GO Refunding, Series 1993,
              5.125% 12/01/05...................................  Aa2       AA            6,780
   1,000    Chesapeake, Virginia, GO, Series 1998, (State Aid
              Withholding),
              4.650% 08/01/11...................................  Aa2       AA            1,077
   1,000    Chesapeake, Virginia, Water and Sewer GO, Series
              1995A,
              5.375% 12/01/20...................................  Aa2       AA            1,079
   2,000    Chesapeake, Virginia, Water and Sewer GO, Series
              1995A, (State Aid Withholding),
              7.000% 12/01/09...................................  Aa2       AA            2,326
     265    Chesterfield County, Virginia, Water and Sewer
              Authority, Revenue Refunding, Series 1992,
              6.200% 11/01/05...................................  Aaa       AAA             271

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,320    Covington-Allegheny County, Virginia, Industrial
              Development Authority, PCR Refunding, (Westvaco
              Corporation Project) Series 1994,
              5.900% 03/01/05...................................  Baa2      BBB        $  1,356
  11,585    Fairfax County, Virginia, Economic Development
              Authority, Resource Recovery, Revenue Refunding,
              Series 1998A, AMT, (AMBAC Insured),
              5.950% 02/01/07...................................  Aaa       AAA          13,037
   3,385    Fairfax County, Virginia, Economic Development
              Authority, Resource Recovery, Revenue Refunding,
              Series 1998A, AMT, (AMBAC Insured),
              6.050% 02/01/09...................................  Aaa       AAA           3,874
   1,000    Fairfax County, Virginia, GO, Series 1998, (State
              Aid Withholding),
              4.800% 04/01/10...................................  Aa1       AA+           1,092
   5,000    Fairfax County, Virginia, GO, Series 2002A, (State
              Aid Withholding),
              5.000% 06/01/10...................................  Aaa       AAA           5,585
   1,000    Fairfax County, Virginia, Industrial Development
              Authority, Health Care Revenue Refunding, (Inova
              Health Systems Project) Series 1993, (MBIA-IBC
              Insured),
              5.250% 08/15/19...................................  Aaa       AAA           1,102
     500    Fairfax County, Virginia, Industrial Development
              Authority, Health Care Revenue Refunding, (Inova
              Health Systems Project) Series 1996,
              5.500% 08/15/10...................................  Aa2       AA              538
   3,000    Fairfax County, Virginia, Public Improvement GO,
              Series 1997, (State Aid Withholding),
              5.250% 06/01/17...................................  Aaa       AAA           3,264
   2,000    Fairfax County, Virginia, Public Improvement GO,
              Series 1997A,
              6.000% 06/01/04...................................  Aaa       AAA           2,112

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,450    Fairfax County, Virginia, Public Improvement GO,
              Series 1997A,
              5.125% 06/01/11...................................  Aaa       AAA        $  1,577
   1,000    Fairfax County, Virginia, Public Improvement GO,
              Series 1999B,
              5.500% 12/01/16...................................  Aaa       AAA           1,126
   3,000    Fairfax County, Virginia, Sewer Revenue Refunding,
              Series 1993, (AMBAC Insured),
              5.500% 11/15/09...................................  Aaa       AAA           3,140
   1,000    Fairfax County, Virginia, Water and Sewer Authority,
              Refunding, Series 1993, (AMBAC Insured),
              5.500% 11/15/13...................................  Aaa       AAA           1,044
   3,135    Fairfax County, Virginia, Water and Sewer Authority,
              Revenue Refunding, Series 1993, (AMBAC Insured),
              5.100% 11/15/04...................................  Aaa       AAA           3,271
   3,000    Fairfax County, Virginia, Water and Sewer Authority,
              Water Revenue, Series 2000,
              5.625% 04/01/25...................................  Aa1       AAA           3,282
   3,000    Fairfax County, Virginia, Water and Sewer Authority,
              Water Revenue, Unrefunded Balance, Series 1992,
              6.000% 04/01/22...................................  Aa1       AAA           3,433
     550    Giles County, Virginia, Industrial Development
              Authority, Exempt Facilities Revenue, (Hoechst
              Celanese Corporation Project) Series 1995, AMT,
              5.950% 12/01/25...................................  Baa2      BBB             523
   3,000    Giles County, Virginia, Industrial Development
              Authority, Solid Waste Disposal Facilities
              Revenue, (Hoechst Celanese Corporation Project)
              Series 1992, AMT,
              6.625% 12/01/22...................................  Baa2      BBB           3,021

                       SEE NOTES TO FINANCIAL STATEMENTS.
 206

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,200    Halifax County, Virginia, Industrial Development
              Authority, Hospital Revenue Refunding, (Halifax
              Regional Hospital, Inc. Project) Series 1998,
              4.900% 09/01/10...................................  A2        A          $  1,229
     400    Halifax County, Virginia, Industrial Development
              Authority, Hospital Revenue Refunding, (Halifax
              Regional Hospital, Inc. Project) Series 1998,
              5.250% 09/01/17...................................  A2        A               406
     500    Hanover County, Virginia, Industrial Development
              Authority, Revenue, (Bon Secours Health Systems
              Project) Series 1995, (MBIA Insured),
              5.500% 08/15/25...................................  Aaa       AAA             521
   1,000    Hanover County, Virginia, Industrial Development
              Authority, Revenue, (Memorial Regional Medical
              Center Project) Series 1995, (MBIA Insured),
              5.500% 08/15/25...................................  Aaa       AAA           1,042
     500    Henrico County, Virginia, Industrial Development
              Authority, Public Facilities Lease Revenue, Series
              1994, Prerefunded 08/01/05 @ 102,
              7.000% 08/01/13...................................  Aa2       AA              574
   3,500    Henrico County, Virginia, Industrial Development
              Authority, Solid Waste Revenue, (Browning-Ferris
              Project) Series 1995, AMT, (GTY-AGMT), Mandatory
              Put 12/01/05 @ 100,
              5.300% 12/01/11...................................  B1        BB-           3,381
     500    Henry County, Virginia, GO, Series 1994,
              5.750% 07/15/07...................................  A2        A               539
   1,915    James City and County, Virginia, GO, Series 1995,
              (FGIC Insured, State Aid Withholding),
              5.000% 12/15/08...................................  Aaa       AAA           2,115

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $   700    James City and County, Virginia, GO, Series 1995,
              (FGIC Insured, State Aid Withholding),
              5.250% 12/15/14...................................  Aaa       AAA        $    774
   1,000    Leesburg, Virginia, GO Refunding, Series 1993,
              5.500% 08/01/06...................................  A1        A+            1,034
   2,600    Loudoun County, Virginia, GO, Series 2000B, (State
              Aid Withholding),
              5.250% 01/01/17...................................  Aa1       AA+           2,823
   1,500    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.500% 06/01/08...................................  Aaa       AAA           1,615
   1,765    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.600% 06/01/09...................................  Aaa       AAA           1,890
     500    Loudoun County, Virginia, Industrial Development
              Authority, Hospital Revenue, (Loudoun Hospital
              Center Project) Series 1995, (FSA Insured),
              5.800% 06/01/20...................................  Aaa       AAA             550
   5,000    Loudoun County, Virginia, Industrial Development
              Authority, Revenue, (Air Force Retired Officers -
              Falcons Landing Project) Series 1994A, Prerefunded
              11/01/04 @ 103,
              8.750% 11/01/24...................................  Aaa       AAA           5,732
     510    Loudoun County, Virginia, Public Improvement GO,
              Series 2001C, (State Aid Withholding),
              5.000% 11/01/14...................................  Aa1       AA+             560
   2,960    Loudoun County, Virginia, Public Improvement GO,
              Series 2001C, (State Aid Withholding),
              5.000% 11/01/15...................................  Aa1       AA+           3,228

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 2,710    Loudoun County, Virginia, Public Improvement GO,
              Series 2001C, (State Aid Withholding),
              5.000% 11/01/16...................................  Aa1       AA+        $  2,935
   1,140    Lynchburg, Virginia, Public Improvement GO, Series
              1997,
              5.400% 05/01/17...................................  Aa3       AAA           1,255
   1,000    Medical College of Virginia, Hospital Authority,
              General Revenue, Series 1998, (MBIA Insured),
              4.800% 07/01/11...................................  Aaa       AAA           1,073
   2,000    Montgomery County, Virginia, Industrial Development
              Lease Authority, Revenue, Series 2000B, (AMBAC
              Insured),
              5.500% 01/15/22...................................  Aaa       AAA           2,161
   1,000    Newport News, Virginia, GO, Series 1998,
              5.000% 03/01/18...................................  Aa2       AA            1,051
   5,000    Newport News, Virginia, Public Improvement GO
              Refunding, Series 1993B, (State Aid Withholding),
              5.200% 11/01/04...................................  Aa2       AA            5,214
   1,000    Newport News, Virginia, Water and Sewer Authority,
              GO Refunding, Series 1993B, (State Aid
              Withholding),
              5.100% 11/01/03...................................  Aa2       AA            1,023
   3,500    Norfolk, Virginia, Capital Improvement GO Refunding,
              Series 1998, (FGIC Insured, State Aid
              Withholding),
              5.000% 07/01/11...................................  Aaa       AAA           3,796
   4,960    Norfolk, Virginia, Capital Improvement GO Refunding,
              Series 2002B,
              5.250% 07/01/11...................................  Aaa       AAA           5,604
   2,250    Norfolk, Virginia, Redevelopment and Housing
              Authority, Educational Facilities Revenue,
              (Tidewater Community College Campus Project)
              Series 1995,
              5.875% 11/01/15...................................  Aa1       AA+           2,525
   2,000    Norfolk, Virginia, Water Revenue, Series 1995, (MBIA
              Insured),
              5.700% 11/01/10...................................  Aaa       AAA           2,242

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,000    Portsmouth, Virginia, GO Refunding, Series 1993,
              5.250% 08/01/04...................................  A1        AA-        $  1,033
   3,710    Portsmouth, Virginia, Public Improvement GO
              Refunding, Series 2001A, (FGIC Insured),
              5.500% 06/01/17...................................  Aaa       AAA           4,124
     975    Prince William County, Virginia, Industrial
              Development Authority, Hospital Revenue Refunding,
              (Potomac Hospital Corporation Project) Series
              1995,
              6.550% 10/01/05...................................  Aaa       AAA           1,043
   1,000    Prince William County, Virginia, Industrial
              Development Authority, Lease Revenue, (ATCC
              Project) Series 1996,
              6.000% 02/01/14...................................  Aa3       AA-           1,053
     500    Prince William County, Virginia, Park Authority,
              Revenue, Series 1994, Prerefunded 10/15/04 @ 102,
              6.875% 10/15/16...................................  NR        NR              552
   1,000    Prince William County, Virginia, Park Authority,
              Water and Sewer Systems Revenue Refunding, Series
              1994, Prerefunded 10/15/04 @ 102,
              6.300% 10/15/07...................................  NR        NR            1,096
   3,000    Prince William County, Virginia, Service Authority,
              Revenue Refunding, Series 1993, (FGIC Insured),
              5.000% 07/01/21...................................  Aaa       AAA           3,089
   3,350    Prince William County, Virginia, Service Authority,
              Water and Sewer System Revenue Refunding, Series
              2003,
              5.000% 07/01/13...................................  Aa2       AA            3,723
   1,000    Richmond, Virginia, GO Refunding, Series 1995B,
              (FGIC Insured, State Aid Withholding),
              5.000% 01/15/21...................................  Aaa       AAA           1,032
   2,855    Richmond, Virginia, Public Improvement GO Refunding,
              Series 1999A, (FSA Insured),
              5.000% 01/15/19...................................  Aaa       AAA           2,998

                       SEE NOTES TO FINANCIAL STATEMENTS.
 208

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,430    Richmond, Virginia, Public Improvement GO, Series
              1993B, (State Aid Withholding),
              5.500% 07/15/09...................................  Aa3       AAA        $  1,641
   2,150    Richmond, Virginia, Public Improvement GO, Series
              2002A,
              5.250% 07/15/11...................................  Aaa       AAA           2,435
   1,115    Roanoke County, Virginia, IDR, (Hollins College
              Project) Series 1998,
              5.200% 03/15/17...................................  A2        A             1,168
   4,000    Roanoke, Virginia, Industrial Development Authority,
              Hospital Revenue, (Carilion Health System Project)
              Series 2002A,
              5.250% 07/01/12...................................  Aaa       AAA           4,465
   1,100    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.375% 07/15/05...................................  Aaa       AAA           1,172
   1,900    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.400% 07/15/06...................................  Aaa       AAA           2,060
   2,000    Spotsylvania County, Virginia, GO Refunding, Series
              1998, (FSA Insured),
              4.400% 07/15/07...................................  Aaa       AAA           2,178
   3,535    Staunton, Virginia, Industrial Development
              Authority, Educational Facilities Revenue, (Mary
              Baldwin College Project) Series 1996,
              6.600% 11/01/14...................................  NR        NR            3,756
   1,035    Suffolk Virginia, GO, Unrefunded Balance, Series
              1993,
              5.750% 08/01/08...................................  Aa2       AA-           1,071
   5,800    Suffolk, Virginia, Redevelopment and Housing
              Authority, Multi-Family Housing Revenue Refunding,
              (Windsor Ltd. Partnership Project) Series 2001,
              (FNMA Insured), Mandatory Put 07/01/11 @ 100,
              4.850% 07/01/31...................................  Aaa       AAA           6,231

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,110    Suffolk, Virginia, GO Refunding, Series 1993,
              5.400% 08/01/04...................................  Aa2       AA-        $  1,148
   2,300    Virginia Beach, Virginia, GO Refunding, Series 1993,
              5.400% 07/15/08...................................  Aa1       AA+           2,623
     500    Virginia Beach, Virginia, Public Improvement GO
              Refunding, Series 1994, (State Aid Withholding),
              Prerefunded 11/01/04 @ 102,
              5.750% 11/01/08...................................  Aa1       AA+             545
   3,060    Virginia Beach, Virginia, Public Improvement GO,
              Series 2000,
              5.500% 03/01/17...................................  Aa1       AA+           3,411
   3,805    Virginia Beach, Virginia, Public Improvement GO,
              Series 2000,
              5.500% 03/01/18...................................  Aa1       AA+           4,219
   1,790    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/17...................................  Aa3       AA            1,944
   1,935    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/18...................................  Aa3       AA            2,088
   2,035    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/19...................................  Aa3       AA            2,181
   2,145    Virginia Beach, Virginia, Water and Sewer Revenue,
              Series 2000,
              5.250% 08/01/20...................................  Aa3       AA            2,268
   5,390    Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue Refunding, (U.S.
              Route 58 Corridor Development Program) Series
              1993A,
              5.500% 05/15/09...................................  Aa1       AA+           5,526
   2,345    Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue, (Northern
              Virginia Transportation District Project) Series
              1996A,
              5.125% 05/15/21...................................  Aa1       AA+           2,414

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 2,105    Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue, (U.S. Route 58
              Corridor Development Project) Series 1993B,
              5.100% 05/15/05...................................  Aa1       AA+        $  2,157
   2,000    Virginia State, Commonwealth Transportation Board
              Authority, Transportation Revenue, (U.S. Route 58
              Corridor Development Project) Series 1993PG-B,
              5.350% 05/15/09...................................  Aa1       AA+           2,050
   2,455    Virginia State, Housing Development Authority,
              Commonwealth Mortgage Revenue, Series 2000B-4,
              5.500% 01/01/15...................................  Aa1       AA+           2,648
   1,035    Virginia State, Housing Development Authority,
              Commonwealth Mortgage Revenue, Series 2001D-D-1,
              4.750% 07/01/12...................................  Aa1       AA+           1,098
   2,655    Virginia State, Housing Development Authority,
              Revenue, (Rental Housing Project) Series 2000B,
              AMT,
              5.875% 08/01/15...................................  Aa1       AA+           2,861
   2,790    Virginia State, Public Building Authority, Public
              Facilities Revenue, Series 2002A,
              5.000% 08/01/14...................................  Aa1       AA+           3,060
   2,540    Virginia State, Public School Authority, Revenue
              Refunding, (School Financing Project) Series
              1998A,
              4.875% 08/01/14...................................  Aa1       AA+           2,692
   1,480    Virginia State, Public School Authority, Revenue
              Refunding, Series 1993B, (State Aid Withholding),
              5.100% 01/01/05...................................  Aa1       AA            1,552
   2,195    Virginia State, Public School Authority, Revenue,
              Series 1993A, (State Aid Withholding),
              5.400% 01/01/08...................................  Aa1       AA            2,247

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $   640    Virginia State, Public School Authority, Revenue,
              Series 1994A, (State Aid Withholding),
              6.125% 08/01/11...................................  Aa1       AA         $    689
   6,000    Virginia State, Public School Authority, Special
              Obligation Chesapeake School Financing Revenue,
              Series 1995, (State Aid Withholding),
              5.600% 06/01/12...................................  Aa3       AA            6,657
   1,070    Virginia State, Residential Authority,
              Infrastructure Revenue, Series 2000A, (MBIA
              Insured),
              5.500% 05/01/21...................................  Aaa       AAA           1,161
   1,205    Virginia State, Resource Authority, Airport Revenue,
              Series 2001A,
              5.250% 08/01/18...................................  Aa2       AA            1,295
   1,120    Virginia State, Resource Authority, Infrastructure
              Revenue, Series 2000A, (MBIA Insured),
              5.500% 05/01/22...................................  Aaa       AAA           1,211
   2,970    Virginia State, Resource Authority, Sewer Systems
              Revenue Refunding, (Harrisonburg-Rockingham
              Project) Series 1998,
              5.000% 05/01/18...................................  Aa2       AA            3,108
   1,750    Virginia State, Resource Authority, Sewer Systems
              Revenue, (Hopewell Regional Wastewater Facilities
              Project) Series 1995A, AMT,
              6.000% 10/01/15...................................  Aa2       AA            1,859
   2,000    Virginia State, Resource Authority, Systems Revenue
              Refunding, Series 1998,
              5.000% 05/01/22...................................  Aa2       AA            2,051
   2,470    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue Refunding, (Washington County
              Service Project) Series 1993,
              5.150% 10/01/07...................................  Aa2       AA            2,568

                       SEE NOTES TO FINANCIAL STATEMENTS.
 210

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $   500    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue, (Fauquier County Water and
              Sanitation Project) Series 1994C, Prerefunded
              05/01/04 @ 102,
              6.125% 05/01/14...................................  Aa2       AA         $    537
   1,020    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue, (Suffolk Project) Series 1996A,
              5.500% 04/01/17...................................  Aa2       AA            1,133
   1,000    Virginia State, Resource Authority, Water and Sewer
              Systems Revenue, (Sussex Service Authority
              Project) Series 1998,
              4.625% 10/01/18...................................  Aa2       AA            1,017
   1,175    Virginia State, Resources Authority, Infrastructure
              Revenue, Series 2002,
              5.000% 11/01/13...................................  Aa2       AA            1,305
   1,000    Virginia State, Resources Authority, Infrastructure
              Revenue, Series 2002B,
              5.000% 11/01/09...................................  Aa2       AA            1,121
   2,350    Virginia, Biotechnology Research Park Authority,
              Lease Revenue, (Biotech Two Project) Series 1996,
              5.750% 09/01/05...................................  Aa1       AA+           2,587
   1,000    Virginia, Biotechnology Research Park Authority,
              Lease Revenue, (Biotech Two Project) Series 1996,
              5.300% 09/01/13...................................  Aa1       AA+           1,105
   2,475    Virginia, Chesapeake Bay Bridge and Tunnel
              Commission District Revenue, Series 1995, (FGIC
              Insured), Prerefunded 07/01/05 @ 102,
              5.875% 07/01/10...................................  Aaa       AAA           2,769
   1,270    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (21st Century
              Catalogue and Equipment Program Project) Series
              2002A,
              5.000% 02/01/15...................................  Aa1       AA+           1,377

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 2,300    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (Public Higher
              Education Financing Program) Series 1999A,
              5.375% 09/01/12...................................  Aa1       AA+        $  2,575
   5,000    Virginia, College Building Authority, Virginia
              Educational Facilities Revenue, (University
              Richmond Project) Series 2002A, Mandatory Put
              03/01/09 @ 100,
              5.000% 03/01/32...................................  Aa1       AA            5,526
   1,000    Virginia, Commonwealth Transportation Board,
              Transportation Program Revenue, (Oak Grove
              Connector Project) Series 1997A,
              5.250% 05/15/22...................................  Aa1       AA+           1,039
   1,245    Virginia, Commonwealth Transportation Board,
              Transportation Revenue Refunding, (U.S. Route 58
              Corridor Project) Series 1997C,
              5.125% 05/15/19...................................  Aa1       AA+           1,320
   3,375    Virginia, Commonwealth Transportation Board,
              Transportation Revenue Refunding, (U.S. Route 58
              Corridor Project) Series 1997C, (MBIA Insured),
              5.000% 05/15/13...................................  Aaa       AAA           3,656
   2,465    Virginia, Port Authority, Commonwealth Port Fund
              Revenue, Series 1996, AMT,
              5.550% 07/01/12...................................  Aa1       AA+           2,600
   1,000    Virginia, Port Authority, Commonwealth Port Fund
              Revenue, Series 1997, AMT, (MBIA Insured),
              5.650% 07/01/17...................................  Aaa       AAA           1,098
   1,210    Virginia, Port Authority, Port Facilities Revenue,
              Series 1997, AMT, (MBIA Insured),
              6.000% 07/01/07...................................  Aaa       AAA           1,373
   5,000    Virginia, Southeastern Public Service Authority,
              Revenue Refunding, Series 1993A, (MBIA Insured),
              5.100% 07/01/08...................................  Aaa       AAA           5,612

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            VIRGINIA -- (CONTINUED)
 $ 1,000    Washington County, Virginia, Industrial Development
              Authority, Hospital Facility Revenue Refunding,
              (Johnston Memorial Hospital Project) Series 1995,
              Prerefunded 07/01/05 @ 102,
              6.000% 07/01/14...................................  A2        A          $  1,118
   4,050    West Point, Virginia, Industrial Development
              Authority, Solid Waste Disposal Revenue,
              (Chesapeake Corporation Project) Series 1994A,
              AMT,
              6.375% 03/01/19...................................  B1        BB            3,362
                                                                                       --------
                                                                                        306,917
                                                                                       --------
            ALABAMA -- 0.6%
   2,000    Mobile, Alabama, Industrial Development Board, PCR
              Refunding, (International Paper Company Project)
              Series 1998B,
              4.750% 04/01/10...................................  Baa2      BBB           2,039
                                                                                       --------
            ARIZONA -- 0.6%
   2,030    Arizona, School Facilities Board Revenue, State
              School Improvement, Series 2002,
              5.250% 07/01/14...................................  Aaa       AAA           2,274
                                                                                       --------
            CONNECTICUT -- 0.6%
   1,900    Connecticut State, GO, Series 2001G,
              5.000% 12/15/11...................................  Aa2       AA            2,123
                                                                                       --------
            DISTRICT OF COLUMBIA -- 0.3%
   1,000    Metropolitan Washington, District of Columbia,
              Airport Authority, Virginia General Airport
              Revenue Refunding, Series 1998B, AMT, (MBIA
              Insured),
              5.250% 10/01/10...................................  Aaa       AAA           1,080
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            FLORIDA -- 1.0%
 $ 1,195    Miami-Dade County, Florida, Health Authority,
              Hospital Revenue Refunding, (Miami Childrens
              Hospital Project) Series 2001, (AMBAC Insured),
              4.375% 08/15/10...................................  Aaa       AAA        $  1,281
   2,100    Volusia County, Florida, Educational Facilities
              Authority, Revenue, Series 1996A,
              6.125% 10/15/16...................................  Baa2      BBB           2,222
                                                                                       --------
                                                                                          3,503
                                                                                       --------
            GEORGIA -- 0.4%
   1,450    Richmond County, Georgia, Development Authority,
              Environmental Improvement Revenue, (International
              Paper Company Project) Series 2001A,
              5.150% 03/01/15...................................  Baa2      BBB           1,447
                                                                                       --------
            ILLINOIS -- 1.9%
   4,500    Illinois, Metropolitan Pier and Exposition
              Authority, Dedicated State Tax Revenue Refunding,
              (McCormick Plant Expansion) Series 2002B, (MBIA
              Insured),
              5.250% 06/15/11...................................  Aaa       AAA           5,051
   1,990    Will County, Illinois, Student Housing Revenue,
              (Joliet Junior College Project) Series 2002A,
              6.625% 09/01/23...................................  Baa3      BBB-          1,930
                                                                                       --------
                                                                                          6,981
                                                                                       --------
            KANSAS -- 0.6%
   2,000    Burlington, Kansas, Environmental Improvement
              Revenue Refunding, (Power and Light Project)
              Series 1998K, Mandatory Put 10/01/07 @ 100,
              4.750% 09/01/15...................................  A2        BBB           2,066
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 212

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            MAINE -- 0.4%
 $ 1,500    Baileyville, Maine, PCR, (Georgia-Pacific
              Corporation Project) Series 1998,
              4.750% 06/01/05...................................  Ba3       BB-        $  1,419
                                                                                       --------
            MICHIGAN -- 0.6%
   2,000    Southfield, Michigan, Library Building Authority,
              GO, Series 2000, (MBIA Insured),
              5.500% 05/01/24...................................  Aaa       AAA           2,111
                                                                                       --------
            MISSISSIPPI -- 0.5%
   1,285    Mississippi State, Hospital Facilities and Equipment
              Authority, Revenue, (Forrest County General
              Hospital Project) Series 2000, (FSA Insured),
              5.625% 01/01/20...................................  Aaa       AAA           1,383
     500    Warren County, Mississippi, Environmental
              Improvement Revenue Refunding, (International
              Paper Company Project) Series 2000A, AMT,
              6.700% 08/01/18...................................  Baa2      BBB             527
                                                                                       --------
                                                                                          1,910
                                                                                       --------
            NEW YORK -- 0.6%
   2,005    New York City, New York, Industrial Development
              Agency, Civic Facility Revenue, (Polytechnic
              University Project) Series 2000,
              5.750% 11/01/10...................................  Baa3      BBB-          2,043
                                                                                       --------
            SOUTH CAROLINA -- 0.7%
   2,000    Calhoun County, South Carolina, Solid Waste Disposal
              Facility Revenue, (Carolina Eastman Company
              Project) Series 1992, AMT,
              6.750% 05/01/17...................................  A2        BBB+          2,509
                                                                                       --------

PRINCIPAL                                                         MOODY'S     S&P
 AMOUNT                                                                RATINGS           VALUE
  (000)                                                              (UNAUDITED)         (000)
------------------------------------------------------------------------------------------------
            TENNESSEE -- 0.6%
 $ 2,000    Memphis-Shelby County, Tennessee, Airport Authority,
              Special Facilities Revenue Refunding, (Federal
              Express Corporation Project) Series 2001,
              5.000% 09/01/09...................................  Baa2      BBB        $  2,136
                                                                                       --------
            TEXAS -- 2.7%
   4,250    Austin, Texas, Utilities System Revenue, Refunding,
              Series 1997, (FSA Insured),
              5.125% 11/15/13...................................  Aaa       AAA           4,633
   2,000    Sam Rayburn, Texas, Municipal Power Agency, Revenue
              Refunding, Series 2002,
              6.000% 10/01/16...................................  Baa2      BBB-          2,137
   2,795    Trinity River Authority, Texas, Water Revenue
              Refunding, (Tarrant County Water Project) Series
              2003, (MBIA Insured),
              5.500% 02/01/14...................................  Aaa       AAA           3,186
                                                                                       --------
                                                                                          9,956
                                                                                       --------
            WASHINGTON -- 1.7%
   1,000    Energy Northwest Washington, Electric Revenue
              Refunding, Series 2002A, (MBIA Insured),
              5.750% 07/01/18...................................  Aaa       AAA           1,121
   5,035    Washington State, Motor Vehicle Fuel Tax, GO, Series
              1997F,
              5.375% 07/01/22...................................  Aa1       AA+           5,195
                                                                                       --------
                                                                                          6,316
                                                                                       --------
            WISCONSIN -- 0.3%
   1,000    Wisconsin State, Health and Educational Facilities
              Revenue, (Agnesian Healthcare Project) Series
              2001,
              6.000% 07/01/21...................................  A3        A-            1,043
                                                                                       --------
            TOTAL MUNICIPAL BONDS AND NOTES
              (Cost $336,454)............................................               357,873
                                                                                       --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Virginia Intermediate Municipal Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2003


 SHARES                                                                      VALUE
  (000)                                                                      (000)
------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 1.5%
              (Cost $5,588)
   5,588    Nations Tax-Exempt Reserves, Capital Class Shares#..........   $  5,588
                                                                           --------
            TOTAL INVESTMENTS
              (Cost $342,042*)................................     100.0%   363,461
                                                                           --------
            OTHER ASSETS AND LIABILITIES (NET)................       0.0%+
            Cash........................................................   $      4
            Receivable for Fund shares sold.............................        298
            Dividends receivable........................................          6
            Interest receivable.........................................      5,120
            Payable for Fund shares redeemed............................       (171)
            Investment advisory fee payable.............................        (69)
            Administration fee payable..................................        (62)
            Shareholder servicing and distribution fees payable.........        (28)
            Distributions payable.......................................     (1,095)
            Payable for investment securities purchased.................     (3,784)
            Accrued Trustees' fees and expenses.........................        (88)
            Accrued expenses and other liabilities......................       (139)
                                                                           --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................         (8)
                                                                           --------
            NET ASSETS........................................     100.0%  $363,453
                                                                           ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    871
            Accumulated net realized loss on investments sold...........     (1,358)
            Net unrealized appreciation of investments..................     21,419
            Paid-in capital.............................................    342,521
                                                                           --------
            NET ASSETS..................................................   $363,453
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($287,348,194 / 25,708,578 shares outstanding)............     $11.18
                                                                           ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($57,087,643
              / 5,107,071 shares outstanding)...........................     $11.18
                                                                           ========

            Maximum sales charge........................................      3.25%
            Maximum offering price per share............................     $11.56

            INVESTOR B SHARES:
            Net asset value and offering price per share** ($17,336,822
              / 1,550,746 shares outstanding)...........................     $11.18
                                                                           ========
            INVESTOR C SHARES:
            Net asset value and offering price per share** ($1,679,899 /
              150,292 shares outstanding)...............................     $11.18
                                                                           ========

---------------

 *Federal income tax information (see Note 7).

 **
  The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

Nations Virginia Intermediate Municipal Bond Fund had the following industry concentration greater than 10% at March 31, 2003 (as a percentage of net assets):

Water Revenue                                     13.71%

                       SEE NOTES TO FINANCIAL STATEMENTS.
 214

NATIONS FUNDS

ABBREVIATIONS:

ACA          American Capital Access Corporation
AMBAC        American Municipal Bond Assurance Corporation
AMBAC-TCRS   American Municipal Bond Assurance Corporation --
               Transferable Custodial Receipts
AMT          Alternative Minimum Tax
CAPMAC       Capital Markets Assurance Corporation
CAPMAC-ITC   CAPMAC Insured Trust Certificate
CONNIE LEE   College Construction Loan Insurance Association
FGIC         Financial Guaranty Insurance Company
FGIC-TCRS    Financial Guaranty Insurance Company -- Transferable
               Custodial Receipts
FHLMC COLL   Federal Home Loan Mortgage Corporation collateral
FHA          Federal Housing Authority
FHA COLL     Federal Housing Authority collateral
FNMA         Federal National Mortgage Association
FNMA COLL    Federal National Mortgage Association collateral
FSA          Financial Security Assurance
FSA-CR       Financial Security Assurance -- Custodial Receipts
GO           General Obligation
GNMA         Government National Mortgage Association
GNMA COLL    Government National Mortgage Association collateral
GTY-AGMT     Guarantee Agreement
GTD STD LNS  Guaranteed Student Loans
IDR          Industrial Development Revenue
LOC          Letter of Credit
MBIA         Municipal Bond Insurance Association
MBIA-IBC     Municipal Bond Insurance Association -- Insured Bond
               Certificate
NR           Not Rated
PCR          Pollution Control Revenue
PSF-GTD      Permanent School Fund Guarantee
Q-SBLF       Qualified School Board Loan Fund
SCSDE        South Carolina School District Enhancement
SCH BD GTY   School Bond Guarantee
SPA          Standby Purchase Agreement
VA COLL      Veterans Administration collateral
VA           Veterans Administration

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the period ended March 31, 2003

                                                                SHORT-TERM        INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       23,524     $       80,371
Dividend income from affiliated funds.......................             426                422
                                                              --------------     --------------
                                                                      23,950             80,793
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           2,511              6,771
Administration fee..........................................           1,841              3,724
Transfer agent fees.........................................             252                495
Custodian fees..............................................              54                104
Legal and audit fees........................................              93                102
Trustees' fees and expenses.................................              17                 17
Interest expense............................................              --*                --
Registration and filing fees................................              89                 83
Printing expense............................................              46                 70
Other.......................................................              67                124
                                                              --------------     --------------
    Subtotal................................................           4,970             11,490
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             437                 91
  Investor B Shares.........................................              18                 51
  Investor C Shares.........................................             683                 42
                                                              --------------     --------------
    Total expenses..........................................           6,108             11,674
Fees waived and/or expenses reimbursed by investment
  advisor, administrator and/or distributor.................          (1,621)            (3,026)
                                                              --------------     --------------
    Net expenses............................................           4,487              8,648
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          19,463             72,145
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................            (365)              (738)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          17,948             52,334
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......          17,583             51,596
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       37,046     $      123,741
                                                              ==============     ==============

---------------

 * Amount represents less than $500.

(a)California Intermediate Municipal Bond Fund commenced operations on August 19, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 216

NATIONS FUNDS

                       CALIFORNIA                         FLORIDA                           GEORGIA
                      INTERMEDIATE      CALIFORNIA      INTERMEDIATE       FLORIDA        INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
        INCOME          BOND(A)            BOND             BOND             BOND             BOND
-------------------------------------------------------------------------------------------------------


    $       45,394   $        3,324   $       15,391   $       11,615   $        6,621   $        8,985
               179               21               29               54               26               33
    --------------   --------------   --------------   --------------   --------------   --------------
            45,573            3,345           15,420           11,669            6,647            9,018
    --------------   --------------   --------------   --------------   --------------   --------------

             4,238              326            1,489              977              647              726
             1,865              179              655              537              285              399
               254               25               90               73               39               54
                55                6               20               16               10               13
                87               54              105               80               71               77
                17               11               17               17               17               17
                 1                1                3               --*              --*              --*
                74                1                4                5                1                1
                37               18               28               28               21               22
                68                9               25               26               10               20
    --------------   --------------   --------------   --------------   --------------   --------------
             6,696              630            2,436            1,759            1,101            1,329

               121                7              362               36              110               38
                95                4               86               80              112              121
                15               11               46               46                4               37
    --------------   --------------   --------------   --------------   --------------   --------------
             6,927              652            2,930            1,921            1,327            1,525

            (1,609)            (222)            (647)            (537)            (324)            (421)
    --------------   --------------   --------------   --------------   --------------   --------------
             5,318              430            2,283            1,384            1,003            1,104
    --------------   --------------   --------------   --------------   --------------   --------------
            40,255            2,915           13,137           10,285            5,644            7,914
    --------------   --------------   --------------   --------------   --------------   --------------

           (14,946)           1,455            2,506             (246)           2,186           (1,005)

            33,377             (458)           8,127            5,683            4,016            4,617
    --------------   --------------   --------------   --------------   --------------   --------------
            18,431              997           10,633            5,437            6,202            3,612
    --------------   --------------   --------------   --------------   --------------   --------------

    $       58,686   $        3,912   $       23,770   $       15,722   $       11,846   $       11,526
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For the period ended March 31, 2003

                                                                                    MARYLAND
                                                                  KANSAS          INTERMEDIATE
                                                                MUNICIPAL          MUNICIPAL
                                                                  INCOME              BOND
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $        4,554     $       11,354
Dividend income from affiliated funds.......................              17                 41
                                                              --------------     --------------
                                                                       4,571             11,395
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................             490                966
Administration fee..........................................             215                531
Transfer agent fees.........................................              30                 72
Custodian fees..............................................               7                 17
Legal and audit fees........................................              77                 83
Trustees' fees and expenses.................................              17                 17
Interest expense............................................              --*                --*
Registration and filing fees................................               2                  4
Printing expense............................................              24                 24
Other.......................................................              14                 27
                                                              --------------     --------------
    Subtotal................................................             876              1,741
Shareholder servicing and distribution fees:
  Investor A Shares.........................................              12                 67
  Investor B Shares.........................................               1                204
  Investor C Shares.........................................               1                 23
                                                              --------------     --------------
    Total expenses..........................................             890              2,035
Fees waived and/or expenses reimbursed by investment
  advisor, administrator and/or distributor.................            (289)              (534)
                                                              --------------     --------------
    Net expenses............................................             601              1,501
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................           3,970              9,894
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................             214               (527)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           2,856              8,353
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......           3,070              7,826
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $        7,040     $       17,720
                                                              ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 218

NATIONS FUNDS

    NORTH CAROLINA   SOUTH CAROLINA     TENNESSEE          TEXAS           VIRGINIA
     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE
      MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL        MUNICIPAL
         BOND             BOND             BOND             BOND             BOND
--------------------------------------------------------------------------------------

    $       11,312   $       13,489   $        2,962   $       13,998   $       16,837
                66               62               27               64               73
    --------------   --------------   --------------   --------------   --------------
            11,378           13,551            2,989           14,062           16,910
    --------------   --------------   --------------   --------------   --------------

               947            1,056              255            1,115            1,393
               521              581              140              613              766
                70               79               18               82              103
                16               18                5               19               23
                80               80               67               81               82
                17               17               17               17               17
                --               --*              --*              --*              --*
                 1                1                3                2                1
                22               22               20               19               27
                27               26               10               23               34
    --------------   --------------   --------------   --------------   --------------
             1,701            1,880              535            1,971            2,446

                49               60               35               15              133
               180              128               43               54              167
                11               67               10                1               15
    --------------   --------------   --------------   --------------   --------------
             1,941            2,135              623            2,041            2,761

              (518)            (560)            (217)            (578)            (704)
    --------------   --------------   --------------   --------------   --------------
             1,423            1,575              406            1,463            2,057
    --------------   --------------   --------------   --------------   --------------
             9,955           11,976            2,583           12,599           14,853
    --------------   --------------   --------------   --------------   --------------

               542            1,256              145            1,240              163

             8,417            4,252            2,333            7,192           11,420
    --------------   --------------   --------------   --------------   --------------
             8,959            5,508            2,478            8,432           11,583
    --------------   --------------   --------------   --------------   --------------

    $       18,914   $       17,484   $        5,061   $       21,031   $       26,436
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                SHORT-TERM                           INTERMEDIATE
                                                             MUNICIPAL INCOME                       MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/03            3/31/02            3/31/03            3/31/02
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $       19,463     $        9,004     $       72,145     $       55,465
Net realized gain/(loss) on investments............            (365)               (14)              (738)             3,825
Net change in unrealized
  appreciation/(depreciation) of investments.......          17,948             (2,703)            52,334            (22,442)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................          37,046              6,287            123,741             36,848
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................         (14,580)            (6,582)           (70,371)           (54,029)
  Investor A Shares................................          (3,866)            (2,088)            (1,472)            (1,236)
  Investor B Shares................................             (28)               (71)              (167)              (111)
  Investor C Shares................................            (989)              (248)              (135)               (47)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --             (3,412)                --
  Investor A Shares................................              --                 --                (65)                --
  Investor B Shares................................              --                 --                (10)                --
  Investor C Shares................................              --                 --                 (9)                --
Net increase/(decrease) in net assets from Fund
  share transactions...............................         517,115            402,545            781,288             (5,822)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............         534,698            399,843            829,388            (24,397)
NET ASSETS:
Beginning of period................................         533,340            133,497          1,195,543          1,219,940
                                                     --------------     --------------     --------------     --------------
End of period......................................  $    1,068,038     $      533,340     $    2,024,931     $    1,195,543
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          106     $          142     $        2,290     $        2,397
                                                     ==============     ==============     ==============     ==============

---------------

(a)California Intermediate Municipal Bond Fund commenced operations on August 19, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 220

NATIONS FUNDS

                                                  CALIFORNIA INTERMEDIATE                      CALIFORNIA
              MUNICIPAL INCOME                       MUNICIPAL BOND(A)                       MUNICIPAL BOND
    -------------------------------------         -----------------------         -------------------------------------
      YEAR ENDED             YEAR ENDED                PERIOD ENDED                 YEAR ENDED             YEAR ENDED
       3/31/03                3/31/02                     3/31/03                    3/31/03                3/31/02
-----------------------------------------------------------------------------------------------------------------------

    $       40,255         $       45,372             $        2,915              $       13,137         $        9,228
           (14,946)                   998                      1,455                       2,506                     56

            33,377                (25,049)                      (458)                      8,127                 (4,341)
    --------------         --------------             --------------              --------------         --------------

            58,686                 21,321                      3,912                      23,770                  4,943


           (37,636)               (42,656)                    (2,787)                     (6,388)                (2,323)
            (2,203)                (2,281)                       (91)                     (6,278)                (6,589)
              (358)                  (351)                       (10)                       (308)                  (236)
               (58)                   (52)                       (27)                       (163)                   (82)


                --                     --                       (788)                       (169)                  (162)
                --                     --                        (34)                       (123)                  (583)
                --                     --                         (5)                         (8)                   (23)
                --                     --                        (12)                         (3)                    (7)

           (80,031)               (40,107)                   135,697                     103,881                 25,668
    --------------         --------------             --------------              --------------         --------------
           (61,600)               (64,126)                   135,855                     114,211                 20,606

           866,324                930,450                         --                     214,093                193,487
    --------------         --------------             --------------              --------------         --------------
    $      804,724         $      866,324             $      135,855              $      328,304         $      214,093
    ==============         ==============             ==============              ==============         ==============


    $        1,802         $        1,982             $           --              $          486         $          567
    ==============         ==============             ==============              ==============         ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                           FLORIDA INTERMEDIATE                         FLORIDA
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/03            3/31/02            3/31/03            3/31/02
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $       10,285     $       10,995     $        5,644     $        6,490
Net realized gain/(loss) on investments............            (246)               341              2,186                948
Net change in unrealized
  appreciation/(depreciation) of investments.......           5,683             (3,484)             4,016             (2,554)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................          15,722              7,852             11,846              4,884
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (9,317)           (10,465)            (3,344)            (4,009)
  Investor A Shares................................            (566)              (317)            (1,890)            (2,075)
  Investor B Shares................................            (259)              (186)              (394)              (395)
  Investor C Shares................................            (143)               (18)               (16)                (6)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --             (1,314)              (394)
  Investor A Shares................................              --                 --               (791)              (216)
  Investor B Shares................................              --                 --               (195)               (49)
  Investor C Shares................................              --                 --                 (8)                (1)
Net increase/(decrease) in net assets from Fund
  share transactions...............................          20,131            (18,953)            (8,469)           (16,359)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............          25,568            (22,087)            (4,575)           (18,620)
NET ASSETS:
Beginning of period................................         228,274            250,361            129,616            148,236
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      253,842     $      228,274     $      125,041     $      129,616
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          229     $          211     $          330     $          322
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 222

NATIONS FUNDS

         GEORGIA INTERMEDIATE                     KANSAS                     MARYLAND INTERMEDIATE
            MUNICIPAL BOND                   MUNICIPAL INCOME                   MUNICIPAL BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $        7,914   $        6,976   $        3,970   $        4,682   $        9,894   $        9,001
            (1,005)             (45)             214              215             (527)             747

             4,617           (1,887)           2,856           (1,921)           8,353           (3,847)
    --------------   --------------   --------------   --------------   --------------   --------------

            11,526            5,044            7,040            2,976           17,720            5,901


            (6,730)          (6,131)          (3,788)          (4,569)          (8,105)          (7,993)
              (636)            (561)            (175)            (106)          (1,058)            (785)
              (422)            (247)              (3)              (7)            (658)            (191)
              (126)             (36)              (4)              --              (73)             (26)

                --               --             (207)             (80)              --               --
                --               --               (3)              (1)              --               --
                --               --               --*              --               --               --
                --               --               --*              --               --               --

            24,795           10,052           (7,594)          (8,701)          39,225            3,023
    --------------   --------------   --------------   --------------   --------------   --------------
            28,407            8,121           (4,734)         (10,488)          47,051              (71)

           155,694          147,573          101,646          112,134          201,132          201,203
    --------------   --------------   --------------   --------------   --------------   --------------
    $      184,101   $      155,694   $       96,912   $      101,646   $      248,183   $      201,132
    ==============   ==============   ==============   ==============   ==============   ==============


    $          223   $          251   $          105   $          112   $          202   $          166
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                        NORTH CAROLINA INTERMEDIATE           SOUTH CAROLINA INTERMEDIATE
                                                              MUNICIPAL BOND                        MUNICIPAL BOND
                                                     ---------------------------------     ---------------------------------
                                                       YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                        3/31/03            3/31/02            3/31/03            3/31/02
                                                     -----------------------------------------------------------------------
(IN THOUSANDS)
Net investment income/(loss).......................  $        9,955     $        9,047     $       11,976     $       11,864
Net realized gain/(loss) on investments............             542                412              1,256                306
Net change in unrealized
  appreciation/(depreciation) of investments.......           8,417             (3,257)             4,252             (3,275)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations..................................          18,914              6,202             17,484              8,895
Distributions to shareholders from net investment
  income:
  Primary A Shares.................................          (8,537)            (8,353)           (10,227)           (10,631)
  Investor A Shares................................            (788)              (481)            (1,045)              (814)
  Investor B Shares................................            (594)              (199)              (466)              (288)
  Investor C Shares................................             (36)                (8)              (238)              (122)
Distributions to shareholders from net realized
  gains on investments:
  Primary A Shares.................................              --                 --                (61)                --
  Investor A Shares................................              --                 --                 (8)                --
  Investor B Shares................................              --                 --                 (3)                --
  Investor C Shares................................              --                 --                 (2)                --
Net increase/(decrease) in net assets from Fund
  share transactions...............................          42,590              2,338             20,995             (5,285)
                                                     --------------     --------------     --------------     --------------
Net increase/(decrease) in net assets..............          51,549               (501)            26,429             (8,245)
NET ASSETS:
Beginning of period................................         195,297            195,798            236,946            245,191
                                                     --------------     --------------     --------------     --------------
End of period......................................  $      246,846     $      195,297     $      263,375     $      236,946
                                                     ==============     ==============     ==============     ==============
Undistributed net investment income/(distributions
  in excess of net investment income) at end of
  period...........................................  $          841     $          726     $          973     $          883
                                                     ==============     ==============     ==============     ==============

---------------

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 224

NATIONS FUNDS

        TENNESSEE INTERMEDIATE              TEXAS INTERMEDIATE               VIRGINIA INTERMEDIATE
            MUNICIPAL BOND                    MUNICIPAL BOND                    MUNICIPAL BOND
    -------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/03          3/31/02          3/31/03          3/31/02          3/31/03          3/31/02
-------------------------------------------------------------------------------------------------------

    $        2,583   $        2,212   $       12,599   $       13,836   $       14,853   $       13,636
               145               --            1,240              698              163            1,164

             2,333             (514)           7,192           (4,954)          11,420           (4,717)
    --------------   --------------   --------------   --------------   --------------   --------------

             5,061            1,698           21,031            9,580           26,436           10,083

            (1,871)          (1,801)         (12,148)         (13,499)         (12,065)         (11,366)
              (544)            (360)            (257)            (252)          (2,178)          (1,914)
              (136)             (49)            (191)             (81)            (560)            (318)
               (32)              (2)              (3)              --*             (50)             (27)

                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --

            21,291            4,625           (3,632)         (16,417)          58,877           (9,537)
    --------------   --------------   --------------   --------------   --------------   --------------
            23,769            4,111            4,800          (20,669)          70,460          (13,079)

            52,435           48,324          272,774          293,443          292,993          306,072
    --------------   --------------   --------------   --------------   --------------   --------------
    $       76,204   $       52,435   $      277,574   $      272,774   $      363,453   $      292,993
    ==============   ==============   ==============   ==============   ==============   ==============


    $           32   $           21   $          451   $          447   $          871   $          639
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                      SHORT-TERM MUNICIPAL INCOME
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2003           MARCH 31, 2002
                                                              --------------------      ------------------
                                                              SHARES      DOLLARS       SHARES    DOLLARS
                                                              --------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   72,581    $ 749,385      32,832    $334,597
  Issued as reinvestment of dividends.......................      135        1,391          23         237
  Redeemed..................................................  (34,322)    (354,048)     (7,243)    (73,714)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................   38,394    $ 396,728      25,612    $261,120
                                                              =======    =========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   13,937    $ 143,773      11,719    $119,451
  Issued as reinvestment of dividends.......................      303        3,153         165       1,674
  Redeemed..................................................   (6,355)     (65,589)     (1,849)    (18,808)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................    7,885    $  81,337      10,035    $102,317
                                                              =======    =========      ======    ========
INVESTOR B SHARES:
  Sold......................................................       --*   $      --*         --    $     --
  Issued as reinvestment of dividends.......................        2           24           6          62
  Redeemed..................................................      (18)        (186)       (162)     (1,645)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................      (16)   $    (162)       (156)   $ (1,583)
                                                              =======    =========      ======    ========
INVESTOR C SHARES:
  Sold......................................................    5,378    $  55,405       4,160    $ 42,433
  Issued as reinvestment of dividends.......................       64          637          17         175
  Redeemed..................................................   (1,629)     (16,830)       (189)     (1,917)
                                                              -------    ---------      ------    --------
  Net increase/(decrease)...................................    3,813    $  39,212       3,988    $ 40,691
                                                              =======    =========      ======    ========
  Total net increase/(decrease).............................   50,076    $ 517,115      39,479    $402,545
                                                              =======    =========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 226

NATIONS FUNDS

                                                                       INTERMEDIATE MUNICIPAL BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   34,883    $ 358,515       19,140    $ 194,388
  Issued in exchange for assets of:
  Bank of America Arizona Tax-Exempt Fund (see Note 8)......    3,037       31,309           --           --
  Bank of America National Intermediate Tax-Exempt Bond Fund
    (see Note 8)............................................   35,674      367,794           --           --
  Bank of America National Short-Intermediate Tax-Exempt
    Fund (see Note 8).......................................   28,819      297,125           --           --
  Bank of America Oregon Tax-Exempt Income Fund (see Note
    8)......................................................    1,078       11,110           --           --
  Issued as reinvestment of dividends.......................      184        1,891           85          862
  Redeemed..................................................  (29,984)    (308,514)     (20,960)    (212,768)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   73,691    $ 759,230       (1,735)   $ (17,518)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    7,717    $  79,375        2,076    $  21,030
  Shares issued upon conversion from Investor B Shares......       11          108           --           --
  Issued as reinvestment of dividends.......................       61          640           40          423
  Redeemed..................................................   (6,369)     (65,605)      (1,270)     (12,907)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,420    $  14,518          846    $   8,546
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      265    $   2,735          215    $   2,189
  Issued as reinvestment of dividends.......................       10          107            5           53
  Shares redeemed upon conversion into Investor A Shares....      (11)        (108)          --           --
  Redeemed..................................................      (77)        (797)         (61)        (622)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      187    $   1,937          159    $   1,620
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      664    $   6,852          261    $   2,668
  Issued as reinvestment of dividends.......................        7           76            3           32
  Redeemed..................................................     (128)      (1,325)        (116)      (1,170)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      543    $   5,603          148    $   1,530
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   75,841    $ 781,288         (582)   $  (5,822)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             MUNICIPAL INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2003            MARCH 31, 2002
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   13,145    $ 144,745       15,205    $ 167,595
  Issued as reinvestment of dividends.......................       39          435           38          424
  Redeemed..................................................  (19,806)    (218,230)     (20,093)    (221,779)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (6,622)   $ (73,050)      (4,850)   $ (53,760)
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    7,637    $  83,898        7,190    $  79,183
  Shares issued upon conversion from Investor B Shares......       19          212           --           --
  Issued as reinvestment of dividends.......................      116        1,281          126        1,392
  Redeemed..................................................   (8,407)     (92,606)      (6,095)     (67,366)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (635)   $  (7,215)       1,221    $  13,209
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      200    $   2,214          177    $   1,955
  Issued as reinvestment of dividends.......................       18          195           18          197
  Shares redeemed upon conversion into Investor A Shares....      (19)        (212)          --           --
  Redeemed..................................................     (203)      (2,230)        (156)      (1,721)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       (4)   $     (33)          39    $     431
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       82    $     907           20    $     220
  Issued as reinvestment of dividends.......................        4           42            4           42
  Redeemed..................................................      (62)        (682)         (22)        (249)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       24    $     267            2    $      13
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (7,237)   $ (80,031)      (3,588)   $ (40,107)
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 228

NATIONS FUNDS

                                                              CALIFORNIA INTERMEDIATE
                                                                   MUNICIPAL BOND
                                                                    PERIOD ENDED
                                                                   MARCH 31, 2003
                                                              ------------------------
                                                               SHARES        DOLLARS
                                                              ------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................    2,014       $ 20,166
  Issued in exchange for assets of Bank of America
    Shorter-Term California Tax-Exempt Fund (see Note 8)....   13,038        130,380
  Issued as reinvestment of dividends.......................       78            773
  Redeemed..................................................   (2,731)       (27,499)
                                                               ------       --------
  Net increase/(decrease)...................................   12,399       $123,820
                                                               ======       ========
INVESTOR A SHARES:+
  Sold......................................................      822       $  8,248
  Issued as reinvestment of dividends.......................       10             98
  Redeemed..................................................      (45)          (449)
                                                               ------       --------
  Net increase/(decrease)...................................      787       $  7,897
                                                               ======       ========
INVESTOR B SHARES:+
  Sold......................................................       98       $    983
  Issued as reinvestment of dividends.......................        1             12
  Redeemed..................................................       (5)           (49)
                                                               ------       --------
  Net increase/(decrease)...................................       94       $    946
                                                               ======       ========
INVESTOR C SHARES:+
  Sold......................................................      308       $  3,107
  Issued as reinvestment of dividends.......................        2             25
  Redeemed..................................................       (9)           (98)
                                                               ------       --------
  Net increase/(decrease)...................................      301       $  3,034
                                                               ======       ========
  Total net increase/(decrease).............................   13,581       $135,697
                                                               ======       ========

---------------

+ Primary A, Investor A, Investor B and Investor C shares commenced operations on August 19, 2002, September 9, 2002, August 28, 2002, and September 11, 2002, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      CALIFORNIA MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,191    $ 31,651       4,210    $ 31,174
  Issued in exchange for assets of Bank of America
    Longer-Term California Tax-Exempt Fund (see Note 8).....  16,257     122,576          --          --
  Issued as reinvestment of dividends.......................      33         247          18         132
  Redeemed..................................................  (5,891)    (44,558)     (1,287)     (9,526)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  14,590    $109,916       2,941    $ 21,780
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   6,170    $ 45,995       8,737    $ 65,024
  Issued as reinvestment of dividends.......................     479       3,616         540       3,997
  Redeemed..................................................  (7,855)    (58,766)     (9,303)    (69,166)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,206)   $ (9,155)        (26)   $   (145)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     324    $  2,432         360    $  2,668
  Issued as reinvestment of dividends.......................      28         210          24         179
  Redeemed..................................................    (142)     (1,064)       (129)       (956)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     210    $  1,578         255    $  1,891
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     445    $  3,357         380    $  2,810
  Issued as reinvestment of dividends.......................      16         120           9          67
  Redeemed..................................................    (256)     (1,935)       (100)       (735)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     205    $  1,542         289    $  2,142
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  13,799    $103,881       3,459    $ 25,668
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 230

NATIONS FUNDS

                                                                 FLORIDA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,917    $ 52,994       4,172    $ 44,624
  Issued as reinvestment of dividends.......................       3          31           1          10
  Redeemed..................................................  (4,959)    (53,387)     (6,566)    (70,243)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (39)   $   (362)     (2,393)   $(25,609)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,537    $ 16,589         768    $  8,208
  Shares issued upon conversion from Investor B Shares......      30         322          --          --
  Issued as reinvestment of dividends.......................      24         260          13         136
  Redeemed..................................................    (700)     (7,525)       (470)     (5,007)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     891    $  9,646         311    $  3,337
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     444    $  4,785         171    $  1,829
  Issued as reinvestment of dividends.......................      14         156          12         132
  Shares redeemed upon conversion into Investor A Shares....     (30)       (322)         --          --
  Redeemed..................................................     (71)       (765)        (57)       (610)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     357    $  3,854         126    $  1,351
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     661    $  7,155         276    $  2,961
  Issued as reinvestment of dividends.......................       5          55           1          11
  Redeemed..................................................     (20)       (217)        (93)     (1,004)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     646    $  6,993         184    $  1,968
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   1,855    $ 20,131      (1,772)   $(18,953)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        FLORIDA MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     904    $  9,122       1,052    $ 10,469
  Issued as reinvestment of dividends.......................      13         130          10          99
  Redeemed..................................................  (1,798)    (18,107)     (2,636)    (26,255)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (881)   $ (8,855)     (1,574)   $(15,687)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     607    $  6,093         848    $  8,447
  Shares issued upon conversion from Investor B Shares......     140       1,413          --          --
  Issued as reinvestment of dividends.......................     134       1,349         170       1,700
  Redeemed..................................................    (968)     (9,717)     (1,084)    (10,826)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (87)   $   (862)        (66)   $   (679)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     290    $  2,921         179    $  1,789
  Issued as reinvestment of dividends.......................      28         285          22         216
  Shares redeemed upon conversion into Investor A Shares....    (140)     (1,413)         --          --
  Redeemed..................................................     (79)       (783)       (222)     (2,217)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      99    $  1,010         (21)   $   (212)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      46    $    463          23    $    231
  Issued as reinvestment of dividends.......................      --*          4          --*          1
  Redeemed..................................................     (22)       (229)         (1)        (13)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      24    $    238          22    $    219
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (845)   $ (8,469)     (1,639)   $(16,359)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 232

NATIONS FUNDS

                                                                 GEORGIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,537    $ 27,603       2,350    $ 25,409
  Issued in exchange for Primary A Shares of Nations Georgia
    Municipal Bond Fund (see Note 8)........................   1,425      15,392          --          --
  Issued as reinvestment of dividends.......................       1          16           1          14
  Redeemed..................................................  (2,751)    (29,888)     (1,596)    (17,293)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,212    $ 13,123         755    $  8,130
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     915    $  9,971         539    $  5,844
  Issued in exchange for Investor A Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................     110       1,184          --          --
  Shares issued upon conversion from Investor B Shares......      93       1,006          --          --
  Issued as reinvestment of dividends.......................      45         493          40         432
  Redeemed..................................................    (622)     (6,772)       (479)     (5,186)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     541    $  5,882         100    $  1,090
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     119    $  1,304          87    $    937
  Issued in exchange for Investor B Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................     658       7,105          --          --
  Issued as reinvestment of dividends.......................      20         215           8          86
  Shares redeemed upon conversion into Investor A Shares....     (93)     (1,006)         --          --
  Redeemed..................................................    (510)     (5,571)        (78)       (843)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     194    $  2,047          17    $    180
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     342    $  3,725          67    $    733
  Issued in exchange for Investor C Shares of Nations
    Georgia Municipal Bond Fund (see Note 8)................      24         259          --          --
  Issued as reinvestment of dividends.......................       8          86           3          33
  Redeemed..................................................     (30)       (327)        (11)       (114)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     344    $  3,743          59    $    652
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   2,291    $ 24,795         931    $ 10,052
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                       KANSAS MUNICIPAL INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     460    $  4,767         681    $  7,028
  Issued as reinvestment of dividends.......................      15         153          16         160
  Redeemed..................................................  (1,592)    (16,528)     (1,766)    (18,158)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,117)   $(11,608)     (1,069)   $(10,970)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     489    $  5,142         392    $  4,029
  Issued as reinvestment of dividends.......................       9          97           4          47
  Redeemed..................................................    (184)     (1,899)       (152)     (1,574)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     314    $  3,340         244    $  2,502
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      22    $    231           2    $     25
  Issued as reinvestment of dividends.......................      --*          3           1           6
  Redeemed..................................................      --*         --*        (26)       (264)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      22    $    234         (23)   $   (233)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................      42    $    436          --    $     --
  Issued as reinvestment of dividends.......................      --*          4          --          --
  Redeemed..................................................      --*         --*         --          --
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      42    $    440          --    $     --
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (739)   $ (7,594)       (848)   $ (8,701)
                                                              ======    ========      ======    ========

---------------

+ Investor C Shares commenced operations on July 9, 2002.

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 234

NATIONS FUNDS

                                                                 MARYLAND INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,146    $ 23,954       3,415    $ 37,615
  Issued in exchange for Primary A Shares of Nations
    Maryland Municipal Bond (see Note 8)....................   1,651      18,132          --          --
  Issued as reinvestment of dividends.......................      18         196          14         153
  Redeemed..................................................  (2,561)    (28,581)     (3,710)    (40,787)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,254    $ 13,701        (281)   $ (3,019)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     721    $  8,039         519    $  5,699
  Issued in exchange for Investor A Shares of Nations
    Maryland Municipal Bond (see Note 8)....................     291       3,196          --          --
  Shares issued upon conversion from Investor B Shares......     266       2,954          --          --
  Issued as reinvestment of dividends.......................      64         720          50         552
  Redeemed..................................................    (390)     (4,334)       (242)     (2,675)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     952    $ 10,575         327    $  3,576
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     150    $  1,681         143    $  1,570
  Issued in exchange for Investor B Shares of Nations
    Maryland Municipal Bond (see Note 8)....................   1,586      17,414          --          --
  Issued as reinvestment of dividends.......................      41         460          13         150
  Shares redeemed upon conversion into Investor A Shares....    (266)     (2,954)         --          --
  Redeemed..................................................    (262)     (2,910)        (39)       (432)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,249    $ 13,691         117    $  1,288
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      89    $    988         109    $  1,199
  Issued in exchange for Investor C Shares of Nations
    Maryland Municipal Bond (see Note 8)....................      36         399          --          --
  Issued as reinvestment of dividends.......................       5          52           2          23
  Redeemed..................................................     (16)       (181)         (4)        (44)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     114    $  1,258         107    $  1,178
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,569    $ 39,225         270    $  3,023
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                              NORTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,772    $ 40,493       2,618    $ 27,760
  Issued in exchange for Primary A Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................   2,127      22,457          --          --
  Issued as reinvestment of dividends.......................       3          38          13         137
  Redeemed..................................................  (4,109)    (44,129)     (2,720)    (28,762)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,793    $ 18,859         (89)   $   (865)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     782    $  8,395         273    $  2,873
  Issued in exchange for Investor A Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................     385       4,062          --          --
  Shares issued upon conversion from Investor B Shares......     171       1,824          --          --
  Issued as reinvestment of dividends.......................      53         572          28         295
  Redeemed..................................................    (357)     (3,829)       (129)     (1,370)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,034    $ 11,024         172    $  1,798
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     121    $  1,297         148    $  1,567
  Issued in exchange for Investor B Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................   1,443      15,236          --          --
  Issued as reinvestment of dividends.......................      39         423          15         158
  Shares redeemed upon conversion into Investor A Shares....    (171)     (1,824)         --          --
  Redeemed..................................................    (302)     (3,242)        (93)       (985)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,130    $ 11,890          70    $    740
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      76    $    826          64    $    680
  Issued in exchange for Investor C Shares of Nations North
    Carolina Municipal Bond (see Note 8)....................       5          50          --          --
  Issued as reinvestment of dividends.......................       1           8          --*          5
  Redeemed..................................................      (6)        (67)         (2)        (20)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      76    $    817          62    $    665
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   4,033    $ 42,590         215    $  2,338
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 236

NATIONS FUNDS

                                                              SOUTH CAROLINA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   2,588    $ 27,699       3,137    $ 33,350
  Issued in exchange for Primary A Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................   1,589      16,840          --          --
  Issued as reinvestment of dividends.......................      16         168           7          82
  Redeemed..................................................  (4,184)    (44,724)     (3,825)    (40,691)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       9    $    (17)       (681)   $ (7,259)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,311    $ 14,015         363    $  3,856
  Issued in exchange for Investor A Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      98       1,035          --          --
  Shares issued upon conversion from Investor B Shares......     200       2,129          --          --
  Issued as reinvestment of dividends.......................      48         517          29         310
  Redeemed..................................................    (632)     (6,753)       (430)     (4,581)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,025    $ 10,943         (38)   $   (415)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     128    $  1,370         109    $  1,161
  Issued in exchange for Investor B Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................     665       7,048          --          --
  Issued as reinvestment of dividends.......................      27         291          16         172
  Shares redeemed upon conversion into Investor A Shares....    (200)     (2,129)         --          --
  Redeemed..................................................    (254)     (2,731)        (49)       (521)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     366    $  3,849          76    $    812
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     628    $  6,768         201    $  2,126
  Issued in exchange for Investor C Shares of Nations South
    Carolina Municipal Bond (see Note 8)....................      63         671          --          --
  Issued as reinvestment of dividends.......................       9          98           6          69
  Redeemed..................................................    (122)     (1,317)        (58)       (618)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     578    $  6,220         149    $  1,577
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   1,978    $ 20,995        (494)   $ (5,285)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                TENNESSEE INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED             YEAR ENDED
                                                                MARCH 31, 2003         MARCH 31, 2002
                                                              ------------------      -----------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              -----------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,767    $ 18,707         759    $ 7,881
  Issued in exchange for Primary A Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................     410       4,264          --         --
  Issued as reinvestment of dividends.......................       4          43           9         94
  Redeemed..................................................  (1,029)    (10,821)       (548)    (5,707)
                                                              ------    --------       -----    -------
  Net increase/(decrease)...................................   1,152    $ 12,193         220    $ 2,268
                                                              ======    ========       =====    =======
INVESTOR A SHARES:
  Sold......................................................     565    $  5,936         288    $ 2,991
  Issued in exchange for Investor A Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................     131       1,362          --         --
  Shares issued upon conversion from Investor B Shares......      63         668          --         --
  Issued as reinvestment of dividends.......................      36         379          28        292
  Redeemed..................................................    (308)     (3,242)       (113)    (1,169)
                                                              ------    --------       -----    -------
  Net increase/(decrease)...................................     487    $  5,103         203    $ 2,114
                                                              ======    ========       =====    =======
INVESTOR B SHARES:
  Sold......................................................      95    $  1,005          10    $   106
  Issued in exchange for Investor B Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................     280       2,907          --         --
  Issued as reinvestment of dividends.......................       9          92           3         35
  Shares redeemed upon conversion into Investor A Shares....     (63)       (668)         --         --
  Redeemed..................................................     (37)       (384)        (21)      (223)
                                                              ------    --------       -----    -------
  Net increase/(decrease)...................................     284    $  2,952          (8)   $   (82)
                                                              ======    ========       =====    =======
INVESTOR C SHARES:
  Sold......................................................     106    $  1,122          31    $   323
  Issued in exchange for Investor C Shares of Nations
    Tennessee Municipal Bond (see Note 8)...................      27         280          --         --
  Issued as reinvestment of dividends.......................       2          23          --*         2
  Redeemed..................................................     (36)       (382)         --*        --*
                                                              ------    --------       -----    -------
  Net increase/(decrease)...................................      99    $  1,043          31    $   325
                                                              ======    ========       =====    =======
  Total net increase/(decrease).............................   2,022    $ 21,291         446    $ 4,625
                                                              ======    ========       =====    =======

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 238

NATIONS FUNDS

                                                                  TEXAS INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   1,728    $ 18,006       2,407    $ 24,835
  Issued in exchange for Primary A Shares of Nations Texas
    Municipal Bond (see Note 8).............................     698       7,182          --          --
  Issued as reinvestment of dividends.......................       2          24           2          23
  Redeemed..................................................  (3,417)    (35,541)     (4,044)    (41,784)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (989)   $(10,329)     (1,635)   $(16,926)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     412    $  4,296         472    $  4,870
  Issued in exchange for Investor A Shares of Nations Texas
    Municipal Bond (see Note 8).............................      34         351          --          --
  Shares issued upon conversion from Investor B Shares......      58         598          --          --
  Issued as reinvestment of dividends.......................      11         116           9          98
  Redeemed..................................................    (162)     (1,696)       (429)     (4,422)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     353    $  3,665          52    $    546
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      10    $    103           2    $     26
  Issued in exchange for Investor B Shares of Nations Texas
    Municipal Bond (see Note 8).............................     458       4,709          --          --
  Issued as reinvestment of dividends.......................       9          96           6          59
  Shares redeemed upon conversion into Investor A Shares....     (58)       (598)         --          --
  Redeemed..................................................    (125)     (1,303)        (17)       (177)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     294    $  3,007          (9)   $    (92)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       1    $      9           5    $     55
  Issued in exchange for Investor C Shares of Nations Texas
    Municipal Bond (see Note 8).............................       2          20          --          --
  Issued as reinvestment of dividends.......................      --*          2          --*         --*
  Redeemed..................................................      (1)         (6)         --*         --*
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................       2    $     25           5    $     55
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................    (340)   $ (3,632)     (1,587)   $(16,417)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                 VIRGINIA INTERMEDIATE MUNICIPAL BOND
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2003          MARCH 31, 2002
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,138    $ 56,838       3,889    $ 42,475
  Issued in exchange for Primary A Shares of Nations
    Virginia Municipal Bond (see Note 8)....................   2,035      22,225          --          --
  Issued as reinvestment of dividends.......................       9         104           9          98
  Redeemed..................................................  (3,480)    (38,530)     (5,038)    (54,978)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,702    $ 40,637      (1,140)   $(12,405)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     797    $  8,813         577    $  6,308
  Issued in exchange for Investor A Shares of Nations
    Virginia Municipal Bond (see Note 8)....................     137       1,501          --          --
  Shares issued upon conversion from Investor B Shares......     224       2,469          --          --
  Issued as reinvestment of dividends.......................     138       1,532         118       1,293
  Redeemed..................................................    (422)     (4,698)       (460)     (5,031)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     874    $  9,617         235    $  2,570
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     214    $  2,378          73    $    799
  Issued in exchange for Investor B Shares of Nations
    Virginia Municipal Bond (see Note 8)....................     823       8,985          --          --
  Issued as reinvestment of dividends.......................      34         378          20         216
  Shares redeemed upon conversion into Investor A Shares....    (224)     (2,469)         --          --
  Redeemed..................................................    (129)     (1,418)        (72)       (780)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     718    $  7,854          21    $    235
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      90    $    990          21    $    229
  Issued in exchange for Investor C Shares of Nations
    Virginia Municipal Bond (see Note 8)....................       5          56          --          --
  Issued as reinvestment of dividends.......................       3          35           2          22
  Redeemed..................................................     (28)       (312)        (17)       (188)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      70    $    769           6    $     63
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   5,364    $ 58,877        (878)   $ (9,537)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 240

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                              NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                              -----------------------------------------------------------------------------
SHORT-TERM MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2003#.......................   $10.13          $0.26            $ 0.27             $0.53           $(0.26)
Year ended 3/31/2002*#......................    10.14           0.34              0.01              0.35            (0.36)
Year ended 3/31/2001#.......................     9.94           0.44              0.20              0.64            (0.44)
Year ended 3/31/2000#.......................    10.10           0.41             (0.16)             0.25            (0.41)
Year ended 3/31/1999#.......................    10.05           0.41              0.05              0.46            (0.41)
INVESTOR A SHARES
Year ended 3/31/2003#.......................   $10.13          $0.23            $ 0.27             $0.50           $(0.23)
Year ended 3/31/2002*#......................    10.14           0.30              0.03              0.33            (0.34)
Year ended 3/31/2001#.......................     9.94           0.41              0.21              0.62            (0.42)
Year ended 3/31/2000#.......................    10.10           0.39             (0.16)             0.23            (0.39)
Year ended 3/31/1999#.......................    10.05           0.39              0.05              0.44            (0.39)
INVESTOR B SHARES
Year ended 3/31/2003#.......................   $10.13          $0.16            $ 0.27             $0.43           $(0.16)
Year ended 3/31/2002*#......................    10.14           0.27             (0.02)             0.25            (0.26)
Year ended 3/31/2001#.......................     9.94           0.34              0.20              0.54            (0.34)
Year ended 3/31/2000#.......................    10.10           0.36             (0.16)             0.20            (0.36)
Year ended 3/31/1999#.......................    10.05           0.38              0.05              0.43            (0.38)
INVESTOR C SHARES
Year ended 3/31/2003#.......................   $10.13          $0.15            $ 0.28             $0.43           $(0.16)
Year ended 3/31/2002*#......................    10.14           0.19              0.06              0.25            (0.26)
Year ended 3/31/2001#.......................     9.94           0.34              0.20              0.54            (0.34)
Year ended 3/31/2000#.......................    10.10           0.32             (0.16)             0.16            (0.32)
Year ended 3/31/1999#.......................    10.05           0.40              0.02              0.42            (0.37)

---------------

 * Effective April 1, 2001, the Short-Term Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.33% to 3.37%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.08% to 3.12%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 2.33% to 2.37%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 242

NATIONS FUNDS

                                                                                   WITHOUT WAIVERS
                                                                                   AND/OR EXPENSE
                                                                                   REIMBURSEMENTS
                                                                                   ---------------
                                         RATIO OF        RATIO OF                     RATIO OF
                           NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------

   $10.40         5.27%     $773,148       0.40%(a)        2.46%          11%           0.59%
    10.13         3.54       364,372       0.40(a)         3.37           12            0.63
    10.14         6.61       105,004       0.40(a)         4.41           38            0.66
     9.94         2.58        94,393       0.40(a)         4.16           90            0.77
    10.10         4.71        79,002       0.40(a)         4.11           53            0.80

   $10.40         5.00%     $210,556       0.65%(a)        2.21%          11%           0.84%
    10.13         3.27       125,262       0.65(a)         3.12           12            0.88
    10.14         6.34        23,613       0.65(a)         4.16           38            0.91
     9.94         2.35        22,415       0.63(a)         3.93           90            1.02
    10.10         4.50        35,805       0.60(a)         3.91           53            1.05

   $10.40         4.22%     $  1,771       1.40%(a)        1.46%          11%           1.59%
    10.13         2.51         1,884       1.40(a)         2.37           12            1.63
    10.14         5.56         3,463       1.40(a)         3.41           38            1.66
     9.94         1.99         7,030       0.94(a)         3.62           90            1.77
    10.10         4.34        13,931       0.75(a)         3.76           53            1.80

   $10.40         4.21%     $ 82,563       1.40%(a)        1.46%          11%           1.59%
    10.13         2.47        41,822       1.40(a)         2.37           12            1.63
    10.14         5.55         1,417       1.40(a)         3.41           38            1.66
     9.94         1.57         1,616       1.40(a)         3.16           90            1.77
    10.10         4.29         2,583       0.83(a)         3.68           53            1.80

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.00          $0.44            $ 0.38            $ 0.82           $(0.44)        $(0.02)
Year ended 3/31/2002*#........    10.15           0.47             (0.15)             0.32            (0.47)            --
Year ended 3/31/2001..........     9.78           0.47              0.37              0.84            (0.47)            --
Year ended 3/31/2000#.........    10.30           0.47             (0.50)            (0.03)           (0.47)         (0.02)
Year ended 3/31/1999..........    10.30           0.47              0.07              0.54            (0.47)         (0.07)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.00          $0.42            $ 0.38            $ 0.80           $(0.42)        $(0.02)
Year ended 3/31/2002*#........    10.15           0.45             (0.16)             0.29            (0.44)            --
Year ended 3/31/2001..........     9.78           0.46              0.36              0.82            (0.45)            --
Year ended 3/31/2000#.........    10.30           0.45             (0.50)            (0.05)           (0.45)         (0.02)
Year ended 3/31/1999..........    10.30           0.45              0.07              0.52            (0.45)         (0.07)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.00          $0.33            $ 0.39            $ 0.72           $(0.34)        $(0.02)
Year ended 3/31/2002*#........    10.15           0.36             (0.14)             0.22            (0.37)            --
Year ended 3/31/2001..........     9.78           0.37              0.37              0.74            (0.37)            --
Year ended 3/31/2000#.........    10.30           0.38             (0.50)            (0.12)           (0.38)         (0.02)
Year ended 3/31/1999..........    10.30           0.39              0.07              0.46            (0.39)         (0.07)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.00          $0.33            $ 0.39            $ 0.72           $(0.34)        $(0.02)
Year ended 3/31/2002*#........    10.16           0.35             (0.14)             0.21            (0.37)            --
Year ended 3/31/2001..........     9.78           0.37              0.38              0.75            (0.37)            --
Year ended 3/31/2000#.........    10.30           0.38             (0.50)            (0.12)           (0.38)         (0.02)
Year ended 3/31/1999..........    10.30           0.40              0.09              0.49            (0.42)         (0.07)

---------------

 * Effective April 1, 2001, the Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.53% to 4.61%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.28% to 4.36%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.53% to 3.61%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 244

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.46)       $10.36       8.34%    $1,966,401      0.50%         4.27%          15%           0.68%
    (0.47)        10.00       3.17      1,160,559      0.50(a)       4.61           14            0.68
    (0.47)        10.15       8.81      1,196,121      0.50(a)       4.73           17            0.68
    (0.49)         9.78      (0.27)       849,966      0.50(a)       4.75           30            0.70
    (0.54)        10.30       5.33        918,367      0.50(a)       4.55           40            0.68

   $(0.44)       $10.36       8.07%    $   44,628      0.75%         4.02%          15%           0.93%
    (0.44)        10.00       2.91         28,868      0.75(a)       4.36           14            0.93
    (0.45)        10.15       8.54         20,728      0.75(a)       4.48           17            0.93
    (0.47)         9.78      (0.49)        19,782      0.73(a)       4.52           30            0.95
    (0.52)        10.30       5.12         16,149      0.70(a)       4.35           40            0.93

   $(0.36)       $10.36       7.26%    $    6,200      1.50%         3.27%          15%           1.68%
    (0.37)        10.00       2.14          4,110      1.50(a)       3.61           14            1.68
    (0.37)        10.15       7.74          2,563      1.50(a)       3.73           17            1.68
    (0.40)         9.78      (1.18)         2,733      1.42(a)       3.83           30            1.70
    (0.46)        10.30       4.49          2,556      1.30(a)       3.75           40            1.68

   $(0.36)       $10.36       7.25%    $    7,702      1.50%         3.27%          15%           1.68%
    (0.37)        10.00       2.03          2,006      1.50(a)       3.61           14            1.68
    (0.37)        10.16       7.84            528      1.50(a)       3.73           17            1.68
    (0.40)         9.78      (1.19)           539      1.50(a)       3.75           30            1.70
    (0.49)        10.30       4.80          1,511      1.21(a)       3.84           40            1.68

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.83          $0.53            $ 0.24            $ 0.77           $(0.53)        $   --
Year ended 3/31/2002*#........    11.14           0.55             (0.31)             0.24            (0.55)            --
Year ended 3/31/2001#.........    10.69           0.56              0.45              1.01            (0.56)            --
Year ended 3/31/2000#.........    11.48           0.54             (0.78)            (0.24)           (0.54)         (0.01)
Year ended 3/31/1999..........    11.46           0.54              0.07              0.61            (0.54)         (0.05)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.83          $0.50            $ 0.23            $ 0.73           $(0.50)        $   --
Year ended 3/31/2002*#........    11.14           0.53             (0.31)             0.22            (0.53)            --
Year ended 3/31/2001#.........    10.68           0.53              0.46              0.99            (0.53)            --
Year ended 3/31/2000#.........    11.48           0.52             (0.79)            (0.27)           (0.52)         (0.01)
Year ended 3/31/1999..........    11.46           0.52              0.07              0.59            (0.52)         (0.05)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.83          $0.42            $ 0.23            $ 0.65           $(0.42)        $   --
Year ended 3/31/2002*#........    11.13           0.44             (0.30)             0.14            (0.44)            --
Year ended 3/31/2001#.........    10.69           0.45              0.44              0.89            (0.45)            --
Year ended 3/31/2000#.........    11.48           0.44             (0.78)            (0.34)           (0.44)         (0.01)
Year ended 3/31/1999..........    11.46           0.44              0.08              0.52            (0.45)         (0.05)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.84          $0.42            $ 0.23            $ 0.65           $(0.42)        $   --
Year ended 3/31/2002*#........    11.14           0.44             (0.30)             0.14            (0.44)            --
Year ended 3/31/2001#.........    10.69           0.45              0.45              0.90            (0.45)            --
Year ended 3/31/2000#.........    11.48           0.44             (0.78)            (0.34)           (0.44)         (0.01)
Year ended 3/31/1999..........    11.46           0.46              0.07              0.53            (0.46)         (0.05)

---------------

 * Effective April 1, 2001, the Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.95% to 5.01%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.70% to 4.76%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.95% to 4.01%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 246

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.53)       $11.07       7.19%     $749,047       0.60%(a)      4.77%          25%           0.79%
    (0.55)        10.83       2.21       805,149       0.60(a)       5.01           13            0.79
    (0.56)        11.14       9.80       881,611       0.60(a)       5.13           18            0.79
    (0.55)        10.69     (2.08)       552,650       0.60(a)       4.99           36            0.82
    (0.59)        11.48       5.42       635,629       0.60(a)       4.71           11            0.80

   $(0.50)       $11.06       6.83%     $ 44,823       0.85%(a)      4.52%          25%           1.04%
    (0.53)        10.83       1.95        50,765       0.85(a)       4.76           13            1.04
    (0.53)        11.14       9.55        38,591       0.83(a)       4.90           18            1.04
    (0.53)        10.68     (2.28)        35,937       0.83(a)       4.76           36            1.07
    (0.57)        11.48       5.21        28,625       0.80(a)       4.51           11            1.05

   $(0.42)       $11.06       6.04%     $  9,263       1.60%(a)      3.77%          25%           1.79%
    (0.44)        10.83       1.28         9,116       1.60(a)       4.01           13            1.79
    (0.45)        11.13       8.62         8,930       1.60(a)       4.13           18            1.79
    (0.45)        10.69     (2.99)         8,795       1.53(a)       4.06           36            1.82
    (0.50)        11.48       4.53        13,810       1.45(a)       3.86           11            1.80

   $(0.42)       $11.07       6.03%     $  1,591       1.60%(a)      3.77%          25%           1.79%
    (0.44)        10.84       1.28         1,294       1.60(a)       4.01           13            1.79
    (0.45)        11.14       8.71         1,318       1.60(a)       4.13           18            1.79
    (0.45)        10.69     (3.03)         1,418       1.60(a)       3.99           36            1.82
    (0.51)        11.48       4.64         2,150       1.36(a)       3.95           11            1.80

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES*
Period ended 3/31/2003#.......   $10.00          $0.22            $0.07              $0.29           $(0.22)        $(0.07)
INVESTOR A SHARES*
Period ended 3/31/2003#.......   $10.00          $0.18            $0.09              $0.27           $(0.18)        $(0.07)
INVESTOR B SHARES*
Period ended 3/31/2003#.......   $10.00          $0.15            $0.08              $0.23           $(0.15)        $(0.07)
INVESTOR C SHARES*
Period ended 3/31/2003#.......   $10.00          $0.14            $0.09              $0.23           $(0.14)        $(0.07)

---------------

 * California Intermediate Municipal Bond Primary A, Investor A, Investor B and Investor C shares commenced operations on August 19, 2002, September 9, 2002, August 29, 2002, and September 11, 2002 respectively.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 248

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.29)       $10.00       2.94%     $124,009       0.50%(a)+     3.61%+         19%           0.77%+

   $(0.25)       $10.02       1.42%     $  7,884       0.75%(a)+     3.36%+         19%           1.02%+

   $(0.22)       $10.01       1.91%     $    945       1.50%(a)+     2.61%+         19%           1.77%+

   $(0.21)       $10.02       0.96%     $  3,017       1.50%(a)+     2.61%+         19%           1.77%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
CALIFORNIA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........    $7.28          $0.35            $ 0.32            $ 0.67           $(0.34)        $(0.01)
Year ended 3/31/2002*#........     7.45           0.35             (0.14)             0.21            (0.35)         (0.03)
Year ended 3/31/2001#.........     7.13           0.37              0.33              0.70            (0.36)         (0.02)
Period ended 3/31/2000***.....     7.51           0.30             (0.36)            (0.06)           (0.30)         (0.02)
INVESTOR A SHARES**
Year ended 3/31/2003#.........    $7.29          $0.33            $ 0.32            $ 0.65           $(0.32)        $(0.01)
Year ended 3/31/2002*#........     7.47           0.33             (0.15)             0.18            (0.33)         (0.03)
Year ended 3/31/2001#.........     7.14           0.35              0.34              0.69            (0.34)         (0.02)
Period ended 3/31/2000........     7.50           0.31             (0.34)            (0.03)           (0.31)         (0.02)
Period ended 5/14/1999........     7.60           0.07             (0.10)            (0.03)           (0.07)            --
Year ended 2/28/1999..........     7.64           0.34              0.10              0.44            (0.34)         (0.14)
INVESTOR B SHARES**
Year ended 3/31/2003#.........    $7.29          $0.27            $ 0.33            $ 0.60           $(0.27)        $(0.01)
Year ended 3/31/2002*#........     7.47           0.27             (0.14)             0.13            (0.28)         (0.03)
Year ended 3/31/2001#.........     7.14           0.30              0.34              0.64            (0.29)         (0.02)
Period ended 3/31/2000........     7.51           0.27             (0.35)            (0.08)           (0.27)         (0.02)
Period ended 5/14/1999........     7.61           0.06             (0.10)            (0.04)           (0.06)            --
Period ended 2/28/1999****....     7.61           0.16              0.14              0.30            (0.16)         (0.14)
INVESTOR C SHARES
Year ended 3/31/2003#.........    $7.27          $0.27            $ 0.33            $ 0.60           $(0.27)        $(0.01)
Year ended 3/31/2002*#........     7.44           0.27             (0.13)             0.14            (0.28)         (0.03)
Year ended 3/31/2001#.........     7.12           0.30              0.33              0.63            (0.29)         (0.02)
Period ended 3/31/2000****....     7.31           0.19             (0.17)             0.02            (0.19)         (0.02)

---------------

 * Effective April 1, 2001, the California Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.69% to 4.71%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.46%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.69% to 3.71%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 **The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Municipal Bond Fund A and B Shares, which were reorganized into the California Municipal Bond Investor A and Inves the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC

***As of July 22, 1996, the Fund designated the existing series of shares as "A"
   Shares.

****
   California Municipal Bond Primary A, Investor B and Investor C Shares commenced operations on May 21, 1999, July 15, 1998 and July 29, 1999, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

(b)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 250

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.35)        $7.60       9.37%     $171,155       0.60%(a)      4.56%           6%           0.82%
    (0.38)         7.28       2.85        57,803       0.60          4.71            8            0.85
    (0.38)         7.45      10.05        37,285       0.60(a)       5.04           20            0.82
    (0.32)         7.13      (0.66)       21,654    0.60+(a)         4.70+          34           0.79+

   $(0.33)        $7.61       9.09%     $142,798       0.85%(a)      4.31%           6%           1.07%
    (0.36)         7.29       2.45       145,567       0.85          4.46            8            1.10
    (0.36)         7.47       9.93       149,282       0.83(a)       4.81           20            1.07
    (0.33)         7.14      (0.46)      157,672    0.80+(a)         4.50+          34           1.04+
    (0.07)         7.50      (0.42)      206,000      0.93+          4.40+           1           0.96+
    (0.48)         7.60       5.94       219,000       0.93          4.42           42            0.93

   $(0.28)        $7.61       8.27%     $  9,390       1.60%(a)      3.56%           6%           1.82%
    (0.31)         7.29       1.68         7,458       1.60          3.71            8            1.85
    (0.31)         7.47       9.15         5,729       1.55(a)       4.09           20            1.82
    (0.29)         7.14      (1.16)        4,206    1.45+(a)         3.85+          34           1.79+
    (0.06)         7.51      (0.57)        3,000      1.66+          3.63+           1           1.69+
    (0.30)         7.61       4.09         2,000    1.70+(b)         3.67+          42            1.71+(b)

   $(0.28)        $7.59       8.30%     $  4,961       1.60%(a)      3.56%           6%           1.82%
    (0.31)         7.27       1.82         3,265       1.60          3.71            8            1.85%
    (0.31)         7.44       8.97         1,191       1.60(a)       4.04           20            1.82
    (0.21)         7.12       0.30           258    1.60+(a)         3.70+          34           1.79+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                              NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS
                                                VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET
                                              BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT
                                              OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME
                                              -----------------------------------------------------------------------------
FLORIDA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.......................   $10.55          $0.46            $ 0.26            $ 0.72           $(0.46)
Year ended 3/31/2002*#......................    10.70           0.50             (0.15)             0.35            (0.50)
Year ended 3/31/2001........................    10.34           0.50              0.37              0.87            (0.51)
Year ended 3/31/2000#.......................    10.79           0.50             (0.45)             0.05            (0.50)
Year ended 3/31/1999........................    10.77           0.50              0.02              0.52            (0.50)
INVESTOR A SHARES
Year ended 3/31/2003#.......................   $10.54          $0.43            $ 0.26            $ 0.69           $(0.43)
Year ended 3/31/2002*#......................    10.69           0.47             (0.15)             0.32            (0.47)
Year ended 3/31/2001........................    10.33           0.48              0.36              0.84            (0.48)
Year ended 3/31/2000#.......................    10.79           0.48             (0.46)             0.02            (0.48)
Year ended 3/31/1999........................    10.77           0.48              0.02              0.50            (0.48)
INVESTOR B SHARES
Year ended 3/31/2003#.......................   $10.55          $0.35            $ 0.26            $ 0.61           $(0.35)
Year ended 3/31/2002*#......................    10.70           0.39             (0.15)             0.24            (0.39)
Year ended 3/31/2001........................    10.34           0.40              0.36              0.76            (0.40)
Year ended 3/31/2000#.......................    10.79           0.41             (0.45)            (0.04)           (0.41)
Year ended 3/31/1999........................    10.77           0.42              0.02              0.44            (0.42)
INVESTOR C SHARES
Year ended 3/31/2003#.......................   $10.56          $0.35            $ 0.26            $ 0.61           $(0.35)
Year ended 3/31/2002*#......................    10.72           0.31             (0.08)             0.23            (0.39)
Year ended 3/31/2001........................    10.36           0.40              0.36              0.76            (0.40)
Year ended 3/31/2000#.......................    10.79           0.40             (0.43)            (0.03)           (0.40)
Year ended 3/31/1999........................    10.77           0.41              0.03              0.44            (0.42)

---------------

 * Effective April 1, 2001, the Florida Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 252

NATIONS FUNDS

                                                                             WITHOUT WAIVERS
                                                                             AND/OR EXPENSE
                                                                             REIMBURSEMENTS
                                                                             ---------------
                                     RATIO OF    RATIO OF NET                   RATIO OF
NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------

 $10.81       6.94%     $216,624       0.50%(a)      4.29%          20%           0.72%
  10.55       3.28       211,928       0.50(a)       4.65           15            0.73
  10.70       8.59       240,441       0.50(a)       4.82            6            0.71
  10.34       0.54       207,704       0.50(a)       4.80           12            0.74
  10.79       4.95       234,530       0.50          4.65           14            0.72

 $10.80       6.68%     $ 18,358       0.75%(a)      4.04%          20%           0.97%
  10.54       3.03         8,530       0.75(a)       4.40           15            0.98
  10.69       8.33         5,319       0.75(a)       4.57            6            0.96
  10.33       0.22         9,695       0.73(a)       4.57           12            0.99
  10.79       4.74        12,783       0.70          4.45           14            0.97

 $10.81       5.87%     $  9,700       1.50%(a)      3.29%          20%           1.72%
  10.55       2.26         5,700       1.50(a)       3.65           15            1.73
  10.70       7.52         4,429       1.50(a)       3.82            6            1.71
  10.34      (0.38)        4,639       1.41(a)       3.89           12            1.74
  10.79       4.11         5,090       1.30          3.85           14            1.72

 $10.82       5.85%     $  9,160       1.50%(a)      3.29%          20%           1.72%
  10.56       2.12         2,116       1.50(a)       3.65           15            1.73
  10.72       7.49           172       1.50(a)       3.82            6            1.71
  10.36      (0.26)          117       1.50(a)       3.80           12            1.74
  10.79       4.10         1,416       1.36          3.79           14            1.72

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
FLORIDA MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........    $9.81          $0.46            $ 0.48            $ 0.94           $(0.46)        $(0.18)
Year ended 3/31/2002*#........     9.98           0.47             (0.12)             0.35            (0.47)         (0.05)
Year ended 3/31/2001..........     9.53           0.48              0.46              0.94            (0.48)         (0.01)
Year ended 3/31/2000..........     9.99           0.48             (0.46)             0.02            (0.48)            --
Year ended 3/31/1999..........     9.99           0.48              0.00              0.48            (0.48)            --
INVESTOR A SHARES
Year ended 3/31/2003#.........    $9.81          $0.43            $ 0.48            $ 0.91           $(0.43)        $(0.18)
Year ended 3/31/2002*#........     9.98           0.45             (0.12)             0.33            (0.45)         (0.05)
Year ended 3/31/2001..........     9.53           0.45              0.46              0.91            (0.45)         (0.01)
Year ended 3/31/2000..........     9.99           0.46             (0.46)               --            (0.46)            --
Year ended 3/31/1999..........     9.99           0.46              0.00              0.46            (0.46)            --
INVESTOR B SHARES
Year ended 3/31/2003#.........    $9.81          $0.35            $ 0.49            $ 0.84           $(0.36)        $(0.18)
Year ended 3/31/2002*#........     9.98           0.37             (0.12)             0.25            (0.37)         (0.05)
Year ended 3/31/2001..........     9.53           0.38              0.46              0.84            (0.38)         (0.01)
Year ended 3/31/2000..........     9.99           0.39             (0.46)            (0.07)           (0.39)            --
Year ended 3/31/1999..........     9.99           0.40              0.00              0.40            (0.40)            --
INVESTOR C SHARES
Year ended 3/31/2003#.........    $9.80          $0.35            $ 0.49            $ 0.84           $(0.36)        $(0.18)
Year ended 3/31/2002*#........     9.97           0.36             (0.11)             0.25            (0.37)         (0.05)
Year ended 3/31/2001..........     9.53           0.37              0.46              0.83            (0.38)         (0.01)
Year ended 3/31/2000..........     9.99           0.38             (0.46)            (0.08)           (0.38)            --
Year ended 3/31/1999 #........     9.99           0.37              0.03              0.40            (0.40)            --

---------------

 * Effective April 1, 2001, the Florida Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.71% to 4.76%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.46% to 4.51%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.71% to 3.76%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 254

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.64)       $10.11       9.76%     $68,698        0.60%(a)      4.53%          21%           0.85%
    (0.52)         9.81       3.55       75,300        0.60(a)       4.76            5            0.87
    (0.49)         9.98      10.13       92,327        0.60(a)       4.93            7            0.83
    (0.48)         9.53       0.26       79,335        0.60(a)       4.98           18            0.86
    (0.48)         9.99       4.90       77,197        0.60(a)       4.80           16            0.85

   $(0.61)       $10.11       9.49%     $44,073        0.85%(a)      4.28%          21%           1.10%
    (0.50)         9.81       3.29       43,619        0.85(a)       4.51            5            1.12
    (0.46)         9.98       9.86       45,034        0.85(a)       4.68            7            1.08
    (0.46)         9.53       0.04       49,439        0.83(a)       4.75           18            1.11
    (0.46)         9.99       4.69       65,373        0.80(a)       4.60           16            1.10

   $(0.54)       $10.11       8.67%     $11,745        1.60%(a)      3.53%          21%           1.85%
    (0.42)         9.81       2.52       10,419        1.60(a)       3.76            5            1.87
    (0.39)         9.98       9.05       10,811        1.60(a)       3.93            7            1.83
    (0.39)         9.53      (0.67)      12,802        1.53(a)       4.05           18            1.86
    (0.40)         9.99       4.01       15,435        1.45(a)       3.95           16            1.85

   $(0.54)       $10.10       8.68%     $   525        1.60%(a)      3.53%          21%           1.85%
    (0.42)         9.80       2.51          278        1.60(a)       3.76            5            1.87
    (0.39)         9.97       8.92           64        1.60(a)       3.93            7            1.83
    (0.38)         9.53      (0.73)          23        1.60(a)       3.98           18            1.86
    (0.40)         9.99       4.01           23        1.53(a)       3.87           16            1.85

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
GEORGIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.69          $0.49            $ 0.23            $ 0.72           $(0.49)        $   --
Year ended 3/31/2002*#........    10.82           0.50             (0.13)             0.37            (0.50)            --
Year ended 3/31/2001..........    10.42           0.51              0.40              0.91            (0.51)            --
Year ended 3/31/2000..........    10.94           0.50             (0.51)            (0.01)           (0.50)         (0.01)
Year ended 3/31/1999..........    10.92           0.49              0.07              0.56            (0.50)         (0.04)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.69          $0.46            $ 0.23            $ 0.69           $(0.46)        $   --
Year ended 3/31/2002*#........    10.82           0.48             (0.13)             0.35            (0.48)            --
Year ended 3/31/2001..........    10.42           0.48              0.40              0.88            (0.48)            --
Year ended 3/31/2000..........    10.94           0.48             (0.52)            (0.04)           (0.47)         (0.01)
Year ended 3/31/1999..........    10.92           0.47              0.06              0.53            (0.47)         (0.04)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.69          $0.39            $ 0.22            $ 0.61           $(0.38)        $   --
Year ended 3/31/2002*#........    10.82           0.39             (0.12)             0.27            (0.40)            --
Year ended 3/31/2001..........    10.42           0.40              0.40              0.80            (0.40)            --
Year ended 3/31/2000..........    10.94           0.40             (0.51)            (0.11)           (0.40)         (0.01)
Year ended 3/31/1999..........    10.92           0.41              0.06              0.47            (0.41)         (0.04)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.69          $0.37            $ 0.24            $ 0.61           $(0.38)        $   --
Year ended 3/31/2002*#........    10.82           0.39             (0.12)             0.27            (0.40)            --
Year ended 3/31/2001..........    10.42           0.40              0.40              0.80            (0.40)            --
Year ended 3/31/2000..........    10.94           0.39             (0.51)            (0.12)           (0.39)         (0.01)
Year ended 3/31/1999..........    10.92           0.41              0.05              0.46            (0.40)         (0.04)

---------------

 * Effective April 1, 2001, the Georgia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.61% to 4.65%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.36% to 4.40%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.61% to 3.65%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 256

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.49)       $10.92       6.81%     $150,797       0.50%(a)      4.47%          15%           0.73%
    (0.50)        10.69       3.50       134,638       0.50(a)       4.65            6            0.76
    (0.51)        10.82       8.93       128,158       0.50(a)       4.80           10            0.73
    (0.51)        10.42      (0.02)      121,948       0.50(a)       4.69           28            0.78
    (0.54)        10.94       5.20       132,016       0.50          4.51           14            0.73

   $(0.46)       $10.92       6.54%     $ 18,979       0.75%(a)      4.22%          15%           0.98%
    (0.48)        10.69       3.24        12,791       0.75(a)       4.40            6            1.01
    (0.48)        10.82       8.66        11,872       0.75(a)       4.55           10            0.98
    (0.48)        10.42      (0.27)       13,244       0.73(a)       4.46           28            1.03
    (0.51)        10.94       4.99        19,674       0.70          4.31           14            0.98

   $(0.38)       $10.92       5.76%     $  9,135       1.50%(a)      3.47%          15%           1.73%
    (0.40)        10.69       2.47         6,865       1.50(a)       3.65            6            1.76
    (0.40)        10.82       7.85         6,773       1.50(a)       3.80           10            1.73
    (0.41)        10.42      (0.96)        6,812       1.41(a)       3.78           28            1.78
    (0.45)        10.94       4.37         8,310       1.30          3.71           14            1.73

   $(0.38)       $10.92       5.74%     $  5,190       1.50%(a)      3.47%          15%           1.73%
    (0.40)        10.69       2.46         1,400       1.50(a)       3.65            6            1.76
    (0.40)        10.82       7.96           770       1.50(a)       3.80           10            1.73
    (0.40)        10.42      (1.13)          764       1.50(a)       3.69           28            1.78
    (0.44)        10.94       4.35           886       1.31          3.70           14            1.73

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
KANSAS MUNICIPAL INCOME
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.16          $0.42            $ 0.32             $0.74           $(0.42)        $(0.02)
Year ended 3/31/2002*#........    10.33           0.45             (0.16)             0.29            (0.45)         (0.01)
Period ended 3/31/2001**#.....    10.00           0.46              0.18              0.64            (0.31)          0.00
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.15          $0.40            $ 0.32             $0.72           $(0.40)        $(0.02)
Year ended 3/31/2002*#........    10.33           0.43             (0.17)             0.26            (0.43)         (0.01)
Period ended 3/31/2001**#.....    10.00           0.47              0.13              0.60            (0.27)          0.00
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.14          $0.32            $ 0.32             $0.64           $(0.32)        $(0.02)
Year ended 3/31/2002*#........    10.32           0.35             (0.17)             0.18            (0.35)         (0.01)
Period ended 3/31/2001**#.....    10.00           0.33              0.19              0.52            (0.20)          0.00
INVESTOR C SHARES
Period ended 3/31/2003#.......   $10.00          $0.22            $ 0.45             $0.67           $(0.22)        $(0.02)

---------------

 * Effective April 1, 2001, the Kansas Municipal Income Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.39% to 4.40%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.14% to 4.15%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.39% to 3.40%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 **Kansas Municipal Income Primary A, Investor A, Investor B and Investor C
   Shares commenced operations on July 17, 2000, August 14, 2000, August 29, 2000 and July 9, 2002, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 258

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.44)       $10.46       7.45%     $ 89,718       0.60%(a)      4.07%          42%           0.90%
    (0.46)        10.16       2.84        98,506       0.60(a)       4.40           13            0.91
    (0.31)        10.33       6.60       111,226       0.60+(a)      4.44+(a)       17            0.93+

   $(0.42)       $10.45       7.19%     $  6,489       0.85%(a)      3.82%          42%           1.15%
    (0.44)        10.15       2.49         3,115       0.85(a)       4.15           13            1.16
    (0.27)        10.33       5.66           646       0.85+(a)      4.19+(a)       17            1.18+

   $(0.34)       $10.44       6.39%     $    262       1.60%(a)      3.07%          42%           1.90%
    (0.36)        10.14       1.62            25       1.60(a)       3.40           13            1.91
    (0.20)        10.32       4.78           262       1.60+(a)      3.44+(a)       17            1.93+

   $(0.24)       $10.43       3.04%     $    443       1.60%(a)+     3.07%+         42%           1.90%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
MARYLAND INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.84          $0.47            $ 0.38            $ 0.85           $(0.47)        $   --
Year ended 3/31/2002*#........    11.01           0.50             (0.17)             0.33            (0.50)            --
Year ended 3/31/2001#.........    10.58           0.51              0.43              0.94            (0.51)            --
Year ended 3/31/2000..........    11.07           0.50             (0.48)             0.02            (0.50)         (0.01)
Year ended 3/31/1999..........    11.01           0.50              0.06              0.56            (0.50)            --
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.84          $0.44            $ 0.38            $ 0.82           $(0.44)        $   --
Year ended 3/31/2002*#........    11.01           0.47             (0.17)             0.30            (0.47)            --
Year ended 3/31/2001#.........    10.58           0.48              0.43              0.91            (0.48)            --
Year ended 3/31/2000..........    11.07           0.47             (0.48)            (0.01)           (0.47)         (0.01)
Year ended 3/31/1999..........    11.01           0.48              0.06              0.54            (0.48)            --
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.84          $0.37            $ 0.37            $ 0.74           $(0.36)        $   --
Year ended 3/31/2002*#........    11.01           0.38             (0.16)             0.22            (0.39)            --
Year ended 3/31/2001#.........    10.58           0.40              0.43              0.83            (0.40)            --
Year ended 3/31/2000..........    11.07           0.40             (0.48)            (0.08)           (0.40)         (0.01)
Year ended 3/31/1999..........    11.01           0.41              0.06              0.47            (0.41)            --
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.84          $0.36            $ 0.38            $ 0.74           $(0.36)        $   --
Year ended 3/31/2002*#........    11.01           0.35             (0.13)             0.22            (0.39)            --
Year ended 3/31/2001#.........    10.58           0.40              0.43              0.83            (0.40)            --
Year ended 3/31/2000..........    11.07           0.39             (0.48)            (0.09)           (0.39)         (0.01)
Year ended 3/31/1999..........    11.01           0.41              0.06              0.47            (0.41)            --

---------------

 * Effective April 1, 2001, the Maryland Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.54%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.29%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.54%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 260

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.47)       $11.22       7.95%     $192,668       0.50%(a)      4.22%          15%           0.72%
    (0.50)        10.84       3.02       172,600       0.50(a)       4.54           16            0.74
    (0.51)        11.01       9.08       178,304       0.50          4.72           13            0.71
    (0.51)        10.58       0.17       169,218       0.50          4.65           21            0.76
    (0.50)        11.07       5.17       183,356       0.50          4.51           22            0.74

   $(0.44)       $11.22       7.69%     $ 32,174       0.75%(a)      3.97%          15%           0.97%
    (0.47)        10.84       2.76        20,760       0.75(a)       4.29           16            0.99
    (0.48)        11.01       8.81        17,478       0.75          4.47           13            0.96
    (0.48)        10.58      (0.06)       16,454       0.73          4.42           21            1.01
    (0.48)        11.07       4.96        17,166       0.70          4.31           22            0.99

   $(0.36)       $11.22       6.89%     $ 20,565       1.50%(a)      3.22%          15%           1.72%
    (0.39)        10.84       1.99         6,318       1.50(a)       3.54           16            1.74
    (0.40)        11.01       8.01         5,120       1.50          3.72           13            1.71
    (0.41)        10.58      (0.74)        5,662       1.42          3.73           21            1.76
    (0.41)        11.07       4.33         5,989       1.30          3.71           22            1.74

   $(0.36)       $11.22       6.88%     $  2,776       1.50%(a)      3.22%          15%           1.72%
    (0.39)        10.84       1.98         1,454       1.50(a)       3.54           16            1.74
    (0.40)        11.01       8.01           301       1.50          3.72           13            1.71
    (0.40)        10.58      (0.82)          335       1.50          3.65           21            1.76
    (0.41)        11.07       4.31           561       1.32          3.69           22            1.74

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
NORTH CAROLINA INTERMEDIATE MUNICIPAL
  BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.43          $0.46            $ 0.42            $ 0.88           $(0.46)        $   --
Year ended 3/31/2002*#........    10.58           0.49             (0.16)             0.33            (0.48)            --
Year ended 3/31/2001#.........    10.21           0.49              0.37              0.86            (0.49)            --
Year ended 3/31/2000..........    10.71           0.48             (0.48)             0.00            (0.48)         (0.02)
Year ended 3/31/1999..........    10.70           0.49              0.04              0.53            (0.49)         (0.03)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.44          $0.44            $ 0.41            $ 0.85           $(0.44)        $   --
Year ended 3/31/2002*#........    10.58           0.46             (0.14)             0.32            (0.46)            --
Year ended 3/31/2001#.........    10.21           0.47              0.36              0.83            (0.46)            --
Year ended 3/31/2000..........    10.71           0.46             (0.48)            (0.02)           (0.46)         (0.02)
Year ended 3/31/1999..........    10.70           0.47              0.04              0.51            (0.47)         (0.03)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.43          $0.36            $ 0.42            $ 0.78           $(0.36)        $   --
Year ended 3/31/2002*#........    10.58           0.38             (0.15)             0.23            (0.38)            --
Year ended 3/31/2001#.........    10.21           0.38              0.37              0.75            (0.38)            --
Year ended 3/31/2000..........    10.71           0.39             (0.48)            (0.09)           (0.39)         (0.02)
Year ended 3/31/1999..........    10.70           0.40              0.04              0.44            (0.40)         (0.03)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.44          $0.36            $ 0.41            $ 0.77           $(0.36)        $   --
Year ended 3/31/2002*#........    10.58           0.34             (0.10)             0.24            (0.38)            --
Year ended 3/31/2001#.........    10.21           0.39              0.36              0.75            (0.38)            --
Year ended 3/31/2000..........    10.71           0.38             (0.48)            (0.10)           (0.38)         (0.02)
Year ended 3/31/1999..........    10.70           0.42              0.02              0.44            (0.40)         (0.03)

---------------

 * Effective April 1, 2001, the North Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.58%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.23% to 4.33%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.48% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 262

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.46)       $10.85       8.59%     $203,170       0.50%         4.30%           9%           0.72%
    (0.48)        10.43       3.20       176,671       0.50(a)       4.58           13            0.74
    (0.49)        10.58       8.61       180,126       0.50(a)       4.71           19            0.71
    (0.50)        10.21       0.05       175,650       0.50(a)       4.67           19            0.76
    (0.52)        10.71       5.03       193,398       0.50          4.57           16            0.71

   $(0.44)       $10.85       8.21%     $ 23,677       0.75%         4.05%           9%           0.97%
    (0.46)        10.44       3.04        11,975       0.75(a)       4.33           13            0.99
    (0.46)        10.58       8.34        10,332       0.75(a)       4.46           19            0.96
    (0.48)        10.21      (0.18)        9,684       0.73(a)       4.44           19            1.01
    (0.50)        10.71       4.82        10,099       0.70          4.37           16            0.96

   $(0.36)       $10.85       7.51%     $ 18,414       1.50%         3.30%           9%           1.72%
    (0.38)        10.43       2.17         5,917       1.50(a)       3.58           13            1.74
    (0.38)        10.58       7.54         5,261       1.50(a)       3.71           19            1.71
    (0.41)        10.21      (0.87)        5,212       1.41(a)       3.76           19            1.76
    (0.43)        10.71       4.20         6,671       1.30          3.77           16            1.71

   $(0.36)       $10.85       7.40%     $  1,585       1.50%         3.30%           9%           1.72%
    (0.38)        10.44       2.25           734       1.50(a)       3.58           13            1.74
    (0.38)        10.58       7.54            79       1.50(a)       3.71           19            1.71
    (0.40)        10.21      (0.95)           88       1.50(a)       3.67           19            1.76
    (0.43)        10.71       4.18           109       1.31          3.76           16            1.71

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
SOUTH CAROLINA INTERMEDIATE MUNICIPAL
  BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.50          $0.50            $ 0.24            $ 0.74           $(0.50)        $(0.00)##
Year ended 3/31/2002*#........    10.64           0.52             (0.14)             0.38            (0.52)            --
Year ended 3/31/2001#.........    10.27           0.52              0.37              0.89            (0.52)            --
Year ended 3/31/2000#.........    10.79           0.51             (0.51)               --            (0.51)         (0.01)
Year ended 3/31/1999..........    10.79           0.51              0.04              0.55            (0.51)         (0.04)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.50          $0.46            $ 0.24            $ 0.70           $(0.47)        $(0.00)##
Year ended 3/31/2002*#........    10.64           0.50             (0.14)             0.36            (0.50)            --
Year ended 3/31/2001#.........    10.27           0.49              0.37              0.86            (0.49)            --
Year ended 3/31/2000#.........    10.79           0.49             (0.51)            (0.02)           (0.49)         (0.01)
Year ended 3/31/1999..........    10.79           0.49              0.04              0.53            (0.49)         (0.04)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.50          $0.40            $ 0.22            $ 0.62           $(0.39)        $(0.00)##
Year ended 3/31/2002*#........    10.64           0.42             (0.14)             0.28            (0.42)            --
Year ended 3/31/2001#.........    10.27           0.41              0.37              0.78            (0.41)            --
Year ended 3/31/2000#.........    10.79           0.41             (0.51)            (0.10)           (0.41)         (0.01)
Year ended 3/31/1999..........    10.79           0.43              0.04              0.47            (0.43)         (0.04)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.51          $0.38            $ 0.24            $ 0.62           $(0.39)        $(0.00)##
Year ended 3/31/2002*#........    10.64           0.41             (0.12)             0.29            (0.42)            --
Year ended 3/31/2001#.........    10.27           0.41              0.37              0.78            (0.41)            --
Year ended 3/31/2000#.........    10.79           0.40             (0.51)            (0.11)           (0.40)         (0.01)
Year ended 3/31/1999..........    10.79           0.42              0.04              0.46            (0.42)         (0.04)

---------------

 * Effective April 1, 2001, the South Carolina Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.78% to 4.92%.

     Investor A Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 4.53% to 4.67%.

     Investor B Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

     Investor C Shares -- increase net investment income per share by $0.02, decrease net realized and unrealized gains or losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.78% to 3.92%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 264

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.50)       $10.74       7.16%     $212,300       0.50%(a)      4.64%          24%           0.71%
    (0.52)        10.50       3.65       207,645       0.50(a)       4.92            8            0.73
    (0.52)        10.64       8.85       217,513       0.50(a)       4.95            9            0.70
    (0.52)        10.27       0.09       204,854       0.50(a)       4.88           14            0.74
    (0.55)        10.79       5.22       239,195       0.50(a)       4.75            9            0.69

   $(0.47)       $10.73       6.79%     $ 29,186       0.75%(a)      4.39%          24%           0.96%
    (0.50)        10.50       3.39        17,791       0.75(a)       4.67            8            0.98
    (0.49)        10.64       8.58        18,420       0.75(a)       4.70            9            0.95
    (0.50)        10.27      (0.14)       17,396       0.73(a)       4.65           14            0.99
    (0.53)        10.79       5.01        18,729       0.70(a)       4.55            9            0.94

   $(0.39)       $10.73       6.00%     $ 11,892       1.50%(a)      3.64%          24%           1.71%
    (0.42)        10.50       2.62         7,797       1.50(a)       3.92            8            1.73
    (0.41)        10.64       7.78         7,083       1.50(a)       3.95            9            1.70
    (0.42)        10.27      (0.82)        7,310       1.41(a)       3.97           14            1.74
    (0.47)        10.79       4.39         8,542       1.30(a)       3.95            9            1.69

   $(0.39)       $10.74       5.98%     $  9,997       1.50%(a)      3.64%          24%           1.71%
    (0.42)        10.51       2.71         3,713       1.50(a)       3.92            8            1.73
    (0.41)        10.64       7.78         2,175       1.50(a)       3.95            9            1.70
    (0.41)        10.27      (0.91)        2,755       1.50(a)       3.88           14            1.74
    (0.46)        10.79       4.36         3,102       1.32(a)       3.93            9            1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
TENNESSEE INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.25          $0.44            $ 0.43            $ 0.87           $(0.44)        $   --
Year ended 3/31/2002*#........    10.35           0.46             (0.10)             0.36            (0.46)            --
Year ended 3/31/2001#.........     9.91           0.48              0.44              0.92            (0.48)            --
Year ended 3/31/2000#.........    10.46           0.47             (0.54)            (0.07)           (0.47)         (0.01)
Year ended 3/31/1999..........    10.40           0.47              0.06              0.53            (0.47)            --
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.25          $0.42            $ 0.43            $ 0.85           $(0.42)        $   --
Year ended 3/31/2002*#........    10.35           0.43             (0.09)             0.34            (0.44)            --
Year ended 3/31/2001#.........     9.91           0.45              0.44              0.89            (0.45)            --
Year ended 3/31/2000#.........    10.46           0.44             (0.54)            (0.10)           (0.44)         (0.01)
Year ended 3/31/1999..........    10.40           0.45              0.06              0.51            (0.45)            --
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.26          $0.34            $ 0.42            $ 0.76           $(0.34)        $   --
Year ended 3/31/2002*#........    10.35           0.36             (0.09)             0.27            (0.36)            --
Year ended 3/31/2001#.........     9.91           0.38              0.44              0.82            (0.38)            --
Year ended 3/31/2000#.........    10.46           0.38             (0.54)            (0.16)           (0.38)         (0.01)
Year ended 3/31/1999..........    10.40           0.38              0.06              0.44            (0.38)            --
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.21          $0.34            $ 0.42            $ 0.76           $(0.34)        $   --
Year ended 3/31/2002*#........    10.31           0.30             (0.04)             0.26            (0.36)            --
Year ended 3/31/2001#.........     9.87           0.42              0.40              0.82            (0.38)            --
Year ended 3/31/2000#.........    10.45           0.39             (0.57)            (0.18)           (0.39)         (0.01)
Year ended 3/31/1999..........    10.40           0.39              0.05              0.44            (0.39)            --

---------------

 * Effective April 1, 2001, the Tennessee Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.44% to 4.45%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.19% to 4.20%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.44% to 3.45%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 266

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.44)       $10.68       8.65%     $54,802        0.50%(a)      4.18%          16%           0.84%
    (0.46)        10.25       3.54       40,807        0.50          4.45            0            0.93
    (0.48)        10.35       9.53       38,928        0.50(a)       4.77           10            0.84
    (0.48)         9.91      (0.67)      37,736        0.50(a)       4.62           49            0.94
    (0.47)        10.46       5.18       42,826        0.50          4.48           22            0.85

   $(0.42)       $10.68       8.38%     $15,572        0.75%(a)      3.93%          16%           1.09%
    (0.44)        10.25       3.28        9,955        0.75          4.20            0            1.18
    (0.45)        10.35       9.25        7,945        0.75(a)       4.52           10            1.09
    (0.45)         9.91      (0.90)       7,810        0.73(a)       4.39           49            1.19
    (0.45)        10.46       4.97        9,242        0.70          4.28           22            1.10

   $(0.34)       $10.68       7.46%     $ 4,439        1.50%(a)      3.18%          16%           1.84%
    (0.36)        10.26       2.61        1,351        1.50          3.45            0            1.93
    (0.38)        10.35       8.44        1,448        1.50(a)       3.77           10            1.84
    (0.39)         9.91      (1.58)       1,783        1.41(a)       3.71           49            1.94
    (0.38)        10.46       4.34        3,007        1.30          3.68           22            1.85

   $(0.34)       $10.63       7.49%     $ 1,391        1.50%(a)      3.18%          16%           1.84%
    (0.36)        10.21       2.52          322        1.50          3.45            0            1.93
    (0.38)        10.31       8.46            3        1.50(a)       3.77           10            1.84
    (0.40)         9.87      (1.96)           3        1.50(a)       3.62           49            1.94
    (0.39)        10.45       4.28           33        1.11          3.87           22            1.85

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
TEXAS INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.19          $0.47            $ 0.32            $ 0.79           $(0.47)        $   --
Year ended 3/31/2002*#........    10.35           0.50             (0.16)             0.34            (0.50)            --
Year ended 3/31/2001..........    10.00           0.51              0.35              0.86            (0.51)            --
Year ended 3/31/2000..........    10.48           0.49             (0.48)             0.01            (0.49)         (0.00)##
Year ended 3/31/1999..........    10.50           0.49              0.02              0.51            (0.49)         (0.04)
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.19          $0.45            $ 0.31            $ 0.76           $(0.45)        $   --
Year ended 3/31/2002*#........    10.35           0.48             (0.16)             0.32            (0.48)            --
Year ended 3/31/2001..........    10.00           0.48              0.35              0.83            (0.48)            --
Year ended 3/31/2000..........    10.48           0.47             (0.48)            (0.01)           (0.47)         (0.00)##
Year ended 3/31/1999..........    10.50           0.47              0.02              0.49            (0.47)         (0.04)
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.19          $0.37            $ 0.32            $ 0.69           $(0.37)        $   --
Year ended 3/31/2002*#........    10.35           0.40             (0.16)             0.24            (0.40)            --
Year ended 3/31/2001..........    10.00           0.40              0.35              0.75            (0.40)            --
Year ended 3/31/2000..........    10.48           0.40             (0.48)            (0.08)           (0.40)         (0.00)##
Year ended 3/31/1999..........    10.50           0.41              0.02              0.43            (0.41)         (0.04)
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.18          $0.37            $ 0.32            $ 0.69           $(0.37)        $   --
Year ended 3/31/2002*#........    10.35           0.24             (0.02)             0.22            (0.39)            --
Year ended 3/31/2001..........    10.00           0.40              0.35              0.75            (0.40)            --
Year ended 3/31/2000..........    10.48           0.38             (0.48)            (0.10)           (0.38)         (0.00)##
Year ended 3/31/1999#.........    10.50           0.40              0.02              0.42            (0.40)         (0.04)

---------------

 * Effective April 1, 2001, the Texas Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.84% to 4.87%.

     Investor A Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 4.59% to 4.62%.

     Investor B Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

     Investor C Shares -- increase net investment income per share by $0.00, decrease net realized and unrealized gains or losses per share by $0.00 and increase the ratio of net investment income to average net assets from 3.84% to 3.87%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 268

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.47)       $10.51       7.92%     $263,658       0.50%(a)      4.54%          29%           0.71%
    (0.50)        10.19       3.36       265,882       0.50(a)       4.87            5            0.72
    (0.51)        10.35       8.78       286,949       0.50(a)       5.00            6            0.70
    (0.49)        10.00       0.17       326,323       0.50(a)       4.84           33            0.72
    (0.53)        10.48       4.98       391,431       0.50          4.66           22            0.68

   $(0.45)       $10.50       7.55%     $  8,665       0.75%(a)      4.29%          29%           0.96%
    (0.48)        10.19       3.10         4,813       0.75(a)       4.62            5            0.97
    (0.48)        10.35       8.52         4,346       0.75(a)       4.75            6            0.95
    (0.47)        10.00      (0.06)        6,075       0.73(a)       4.61           33            0.97
    (0.51)        10.48       4.77         6,909       0.70          4.46           22            0.93

   $(0.37)       $10.51       6.85%     $  5,166       1.50%(a)      3.54%          29%           1.71%
    (0.40)        10.19       2.33         2,021       1.50(a)       3.87            5            1.72
    (0.40)        10.35       7.71         2,145       1.50(a)       4.00            6            1.70
    (0.40)        10.00      (0.74)        2,005       1.42(a)       3.92           33            1.72
    (0.45)        10.48       4.15         2,137       1.30          3.86           22            1.68

   $(0.37)       $10.50       6.84%     $     85       1.50%(a)      3.54%          29%           1.71%
    (0.39)        10.18       2.16            58       1.50(a)       3.87            5            1.72
    (0.40)        10.35       7.69             3       1.50(a)       4.00            6            1.70
    (0.38)        10.00      (0.86)            3       1.50(a)       3.84           33            1.72
    (0.44)        10.48       4.14             3       1.33          3.83           22            1.68

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                      NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET         AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                ----------------------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND
PRIMARY A SHARES
Year ended 3/31/2003#.........   $10.79          $0.48            $ 0.39            $ 0.87           $(0.48)        $   --
Year ended 3/31/2002*#........    10.92           0.50             (0.13)             0.37            (0.50)            --
Year ended 3/31/2001#.........    10.51           0.50              0.41              0.91            (0.50)            --
Year ended 3/31/2000#.........    10.98           0.50             (0.47)             0.03            (0.50)         (0.00)##
Year ended 3/31/1999..........    10.92           0.50              0.06              0.56            (0.50)            --
INVESTOR A SHARES
Year ended 3/31/2003#.........   $10.79          $0.46            $ 0.38            $ 0.84           $(0.45)        $   --
Year ended 3/31/2002*#........    10.92           0.47             (0.13)             0.34            (0.47)            --
Year ended 3/31/2001#.........    10.51           0.48              0.41              0.89            (0.48)            --
Year ended 3/31/2000#.........    10.98           0.47             (0.47)             0.00            (0.47)         (0.00)##
Year ended 3/31/1999#.........    10.92           0.47              0.07              0.54            (0.48)            --
INVESTOR B SHARES
Year ended 3/31/2003#.........   $10.79          $0.37            $ 0.39            $ 0.76           $(0.37)        $   --
Year ended 3/31/2002*#........    10.92           0.39             (0.13)             0.26            (0.39)            --
Year ended 3/31/2001#.........    10.51           0.40              0.41              0.81            (0.40)            --
Year ended 3/31/2000#.........    10.98           0.40             (0.47)            (0.07)           (0.40)         (0.00)##
Year ended 3/31/1999..........    10.92           0.41              0.06              0.47            (0.41)            --
INVESTOR C SHARES
Year ended 3/31/2003#.........   $10.79          $0.37            $ 0.39            $ 0.76           $(0.37)        $   --
Year ended 3/31/2002*#........    10.92           0.39             (0.13)             0.26            (0.39)            --
Year ended 3/31/2001#.........    10.51           0.40              0.41              0.81            (0.40)            --
Year ended 3/31/2000#.........    10.98           0.39             (0.47)            (0.08)           (0.39)         (0.00)##
Year ended 3/31/1999 #........    10.92           0.39              0.08              0.47            (0.41)            --

---------------

 * Effective April 1, 2001, the Virginia Intermediate Municipal Bond Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended March 31, 2002 on each of the classes was:

     Primary A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.49% to 4.58%.

     Investor A Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 4.24% to 4.33%.

     Investor B Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

     Investor C Shares -- increase net investment income per share by $0.01, decrease net realized and unrealized gains or losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.58%.

   Per share amounts and ratios for the period ended March 31, 2001 have not been restated to reflect this change in presentation.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 270

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS   OPERATING     INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------

   $(0.48)       $11.18       8.21%     $287,348       0.50%(a)      4.36%           7%           0.70%
    (0.50)        10.79       3.44       237,459       0.50(a)       4.58           10            0.72
    (0.50)        10.92       8.92       252,741       0.50          4.73            9            0.70
    (0.50)        10.51       0.29       228,698       0.50(a)       4.66           23            0.73
    (0.50)        10.98       5.21       227,299       0.50(a)       4.54            5            0.70

   $(0.45)       $11.18       7.95%     $ 57,088       0.75%(a)      4.11%           7%           0.95%
    (0.47)        10.79       3.18        45,678       0.75(a)       4.33           10            0.97
    (0.48)        10.92       8.65        43,655       0.75          4.48            9            0.95
    (0.47)        10.51       0.06        46,663       0.73(a)       4.43           23            0.98
    (0.48)        10.98       5.00        56,733       0.70(a)       4.34            5            0.95

   $(0.37)       $11.18       7.14%     $ 17,337       1.50%(a)      3.36%           7%           1.70%
    (0.39)        10.79       2.40         8,987       1.50(a)       3.58           10            1.72
    (0.40)        10.92       7.85         8,859       1.50          3.73            9            1.70
    (0.40)        10.51      (0.63)        9,073       1.41(a)       3.75           23            1.73
    (0.41)        10.98       4.38        10,296       1.30(a)       3.74            5            1.70

   $(0.37)       $11.18       7.14%     $  1,680       1.50%(a)      3.36%           7%           1.70%
    (0.39)        10.79       2.41           869       1.50(a)       3.58           10            1.72
    (0.40)        10.92       7.84           817       1.50          3.73            9            1.70
    (0.39)        10.51      (0.71)          759       1.50(a)       3.66           23            1.73
    (0.41)        10.98       4.36         1,100       1.34(a)       3.70            5            1.70

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2003, Funds Trust offered fifty-nine separate portfolios. These financial statements pertain only to the municipal bond portfolios of Funds
Trust: Short-Term Municipal Income Fund, Intermediate Municipal Bond Fund, Municipal Income Fund, California Intermediate Municipal Bond Fund, California Municipal Bond Fund, Florida Intermediate Municipal Bond Fund, Florida Municipal Bond Fund, Georgia Intermediate Municipal Bond Fund, Kansas Municipal Income Fund, Maryland Intermediate Municipal Bond Fund, North Carolina Intermediate Municipal Bond Fund, South Carolina Intermediate Municipal Bond Fund, Tennessee Intermediate Municipal Bond Fund, Texas Intermediate Municipal Bond Fund and Virginia Intermediate Municipal Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

A Fund's municipal holdings may include obligations of issuers that rely in whole or in part for payment of interest and principal on state specific revenues, real property taxes, revenues from particular institutions, such as healthcare institutions, or obligations secured by mortgages on real property. Consequently, the impact of changes in state law or regulations or the economic conditions in a particular state should be considered.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued by an independent pricing service. These valuations are based upon a matrix pricing system and/or appraisals which take into consideration such factors as yields, security prices, maturities, redemption features and credit ratings on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Boards of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it instructs its custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized losses on the underlying securities purchased and any unrealized gains on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and losses are recorded and reported in the same manner.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

Dividends and distributions to shareholders: It is the policy of each Fund to declare dividends from net investment income daily and to pay such dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any

NATIONS FUNDS
available capital loss carryforward. Dividend and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), dated January 1, 2003, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Prior to January 1, 2003, Funds Trust had an investment advisory agreement with Banc of America Advisors, LLC ("BA Advisors"). All fees previously paid to BA Advisors for investment advisory services are now paid to BACAP and are unchanged. Under the terms of the Investment Advisory Agreement that BACAP assumed from BA Advisors, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................    0.30%
Intermediate Municipal Bond and nine single-state
  Intermediate Municipal Bond Funds.........................    0.40%
Municipal Income and three single-state Municipal Bond
  Funds.....................................................    0.50%

Effective January 1, 2003, BACAP serves as adviser to the Funds without a sub-adviser. Prior to January 1, 2003, Funds Trust had a sub-advisory agreement with BA Advisors and BACAP pursuant to which BACAP was entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.07% of each Fund's average daily net assets.

Effective January 1, 2003, BACAP Distributors, LLC ("BACAP Distributors") (formerly BA Advisors) serves as sole administrator of Funds Trust. Prior to January 1, 2003, Stephens Inc. ("Stephens") and BA Advisors served as co-administrators to Funds Trust. The fees paid to BACAP Distributors as sole administrator are the aggregate fees previously paid to BA Advisors and Stephens as co-administrators. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at a maximum annual rate of 0.22% of each Fund's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the period from January 1, 2003 to March 31, 2003, BACAP Distributors earned 0.16% (annualized) of the Funds' average daily net assets for its administration services. For the period April 1, 2002 through December 31, 2002, Stephens and BA Advisors earned 0.05% and 0.11% (both annualized), respectively, of the Funds' average daily net assets for their co-administration services.

BACAP and/or its affiliates may, from time to time, reduce its fee payable by each Fund. During the fiscal year ended March 31, 2003 and until July 31, 2003, BACAP (BA Advisors prior to January 1, 2003) has agreed to reimburse expenses and/or waive fees to the extent that the total expenses (excluding interest expense, shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Municipal Income.................................    0.40%
Intermediate Municipal Bond and nine single-state
  Intermediate Municipal Bond Funds.........................    0.50%
Municipal Income and three single-state Municipal Bond
  Funds.....................................................    0.60%

NATIONS FUNDS

BACAP is entitled to recover from the Funds (except Kansas Municipal Income
Fund) any fees waived or expenses reimbursed by BACAP during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected Fund to exceed the expense limitations in effect at the time of recovery.

At March 31, 2003, the amounts potentially recoverable by BACAP pursuant to this arrangement are as follows:

                                                              POTENTIAL AMOUNT
                                                                 TO RECOVER
                                                               WITHIN 3 YEARS
FUND                                                           AS OF 3/31/03
------------------------------------------------------------------------------
Short-Term Municipal Income.................................     $1,533,069
Intermediate Municipal Bond.................................      2,838,755
Municipal Income............................................      1,468,151
California Intermediate Municipal Bond......................        221,927
California Municipal Bond...................................        605,058
Florida Intermediate Municipal Bond.........................        494,942
Florida Municipal Bond......................................        296,315
Georgia Intermediate Municipal Bond.........................        389,857
Maryland Intermediate Municipal Bond........................        495,122
North Carolina Intermediate Municipal Bond..................        481,144
South Carolina Intermediate Municipal Bond..................        517,196
Tennessee Intermediate Municipal Bond.......................        201,545
Texas Intermediate Municipal Bond...........................        529,754
Virginia Intermediate Municipal Bond........................        653,332

BNY serves as the custodian of Funds Trust's assets.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2003, Bank of America earned approximately $81,932 for providing such services and is included in "Transfer agent fees" in the Statements of operations.

BACAP Distributors serves as distributor of the Funds' shares. Prior to January 1, 2003, Stephens served as distributor of the Funds' shares. For the year ended March 31, 2003, the Funds were informed that the distributors received the following:

                                                                 FRONT END              CONTINGENT DEFERRED
                                                               SALES CHARGE                 SALES CHARGE
                                                                   (000)                       (000)
                                                              ---------------   ------------------------------------
FUND                                                            INVESTOR A      INVESTOR A   INVESTOR B   INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................       $175            $66         $  --         $27
Intermediate Municipal Bond.................................         41             39             3           4
Municipal Income............................................         35              3            11            *
California Intermediate Municipal Bond......................         51             --             1          --
California Municipal Bond...................................        184              3            14           1
Florida Intermediate Municipal Bond.........................        138             --             6          --*
Florida Municipal Bond......................................         77             --            10          --
Georgia Intermediate Municipal Bond.........................         39              3            33           1
Kansas Municipal Income.....................................          8             --*           --          --
Maryland Intermediate Municipal Bond........................         83             --            15          --*
North Carolina Intermediate Municipal Bond..................         19             --            13          --*
South Carolina Intermediate Municipal Bond..................        114              5            10          --*
Tennessee Intermediate Municipal Bond.......................         26             --            --*          1
Texas Intermediate Municipal Bond...........................          1             --             1          --
Virginia Intermediate Municipal Bond........................         81             --             5          --*

---------------

 *Amount represents less than $500.

NATIONS FUNDS

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Funds Trust previously offered a retirement plan to the Trustees, which was terminated on January 1, 2002. Funds Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

Certain Funds have made daily investments of cash balances in Nations Tax-Exempt Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2003, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT   PLAN
                                                               RATE     LIMIT
                                                              ---------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%*   0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%    0.25%
Investor B and Investor C Distribution Plans................   0.75%    0.75%

---------------

 *Short-Term Municipal Income pays its shareholder servicing fees under a separate shareholder servicing plan.

NATIONS FUNDS

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2003 were as follows:

                                                              PURCHASES    SALES
                                                                (000)      (000)
                                                              --------------------
Short-Term Municipal Income.................................  $659,840    $ 93,621
Intermediate Municipal Bond.................................   391,838     247,581
Municipal Income............................................   204,923     278,466
California Intermediate Municipal Bond......................    30,144      22,009
California Municipal Bond...................................    33,245      50,611
Florida Intermediate Municipal Bond.........................    91,874      48,906
Florida Municipal Bond......................................    26,118      36,605
Georgia Intermediate Municipal Bond.........................    40,078      27,426
Kansas Municipal Income.....................................    40,493      43,190
Maryland Intermediate Municipal Bond........................    41,089      35,679
North Carolina Intermediate Municipal Bond..................    40,167      20,781
South Carolina Intermediate Municipal Bond..................    83,060      62,412
Tennessee Intermediate Municipal Bond.......................    24,944       9,750
Texas Intermediate Municipal Bond...........................    92,936      80,292
Virginia Intermediate Municipal Bond........................    67,930      25,196

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2003.

5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2003, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

NATIONS FUNDS

Investor B Shares generally convert to Investor A Shares based on the following conditions:

                       INTERMEDIATE MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0 - $499,999                                               Six years
   $500,000 - $999,999                                         Five years
-- before August 1, 1997                                       Six years

                             MUNICIPAL INCOME FUND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0 - $249,999                                               Nine years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years
-- before August 1, 1997                                       Eight years

                    ALL OTHER LONG-TERM MUNICIPAL BOND FUNDS

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
   $0 - $249,999                                               Nine years
   $250,000 - $499,999                                         Six years
   $500,000 - $999,999                                         Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

6.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS

The Funds had no borrowings outstanding at March 31, 2003. During the year ended March 31, 2003, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT      AVERAGE
                                                              OUTSTANDING*   INTEREST
FUND                                                             (000)         RATE
-------------------------------------------------------------------------------------
Short-Term Municipal Income.................................      $  6        2.23%
Municipal Income............................................        50         1.95
California Intermediate Municipal Bond......................        30         1.88
California Municipal Bond...................................       185         1.84
Florida Intermediate Municipal Bond.........................         2         1.76
Florida Municipal Bond......................................         5         2.04
Georgia Intermediate Municipal Bond.........................         4         2.20
Kansas Municipal Income.....................................         2         2.23
Maryland Intermediate Municipal Bond........................         2         1.92
South Carolina Intermediate Municipal Bond..................        15         1.74
Tennessee Intermediate Municipal Bond.......................        21         2.32
Texas Intermediate Municipal Bond...........................         1         2.31
Virginia Intermediate Municipal Bond........................         9         2.28

---------------

 * The average amount outstanding was calculated based on daily balances during the period.

7.  INCOME TAXES

Information on the tax components of capital as of March 31, 2003 is as follows:

                                                                                                   UNDISTRIBUTED
                                                                                    NET TAX         TAX-EXEMPT/     UNDISTRIBUTED
                                     COST OF                                      UNREALIZED          ORDINARY        LONG-TERM
                                   INVESTMENTS    GROSS TAX      GROSS TAX       APPRECIATION/        INCOME/          GAINS/
                                     FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION) ON    (ACCUMULATED    (ACCUMULATED
                                    PURPOSES     APPRECIATION   DEPRECIATION      INVESTMENTS      ORDINARY LOSS)   CAPITAL LOSS)
FUND                                  (000)         (000)          (000)             (000)             (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income......  $1,050,307      $ 18,512       $(1,042)         $ 17,470             $ --          $   (736)
Intermediate Municipal Bond......   1,901,014       111,700        (4,660)          107,040              547            (3,899)
Municipal Income.................     736,818        63,028        (3,026)           60,002              996           (16,003)
California Intermediate Municipal
  Bond...........................     127,615         7,123           (63)            7,060               --               534
California Municipal Bond........     301,362        23,900          (220)           23,680              373             2,082
Florida Intermediate Municipal
  Bond...........................     238,008        12,059          (344)           11,715               99            (1,311)
Florida Municipal Bond...........     111,370        11,908           (31)           11,877              175               204
Georgia Intermediate Municipal
  Bond...........................     171,895        10,708          (494)           10,214               53            (2,602)
Kansas Municipal Income..........      92,066         5,527          (190)            5,337               60               191
Maryland Intermediate Municipal
  Bond...........................     232,237        16,047          (396)           15,651               --            (1,743)
North Carolina Intermediate
  Municipal Bond.................     228,631        16,914           (17)           16,897              169            (1,924)
South Carolina Intermediate
  Municipal Bond.................     246,035        15,462          (551)           14,911              105               867
Tennessee Intermediate Municipal
  Bond...........................      71,454         4,048           (49)            3,999               --*             (215)
Texas Intermediate Municipal
  Bond...........................     262,074        17,785           (64)           17,721              199            (2,701)
Virginia Intermediate Municipal
  Bond...........................     341,171        22,983          (693)           22,290               --            (1,358)

---------------

 *Amount represents less than $500.

At March 31, 2003, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                       EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
                                                       IN 2004    IN 2005    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011
FUND                                                    (000)      (000)      (000)      (000)      (000)      (000)      (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income..........................    $ 25       $--        $--        $ --      $  360      $15       $  336
Municipal Income.....................................      --        --         --         502         734       --        8,472
Florida Intermediate Municipal Bond..................     285        22         --         717          24       --          138
Georgia Intermediate Municipal Bond..................      --        --         --         981         608       58          955
Maryland Intermediate Municipal Bond.................      --        --          5         614         644       --          480
North Carolina Intermediate Municipal Bond...........      --        --         --         521       1,403       --           --

NATIONS FUNDS

                                                       EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING   EXPIRING
                                                       IN 2004    IN 2005    IN 2007    IN 2008    IN 2009    IN 2010    IN 2011
FUND                                                    (000)      (000)      (000)      (000)      (000)      (000)      (000)
---------------------------------------------------------------------------------------------------------------------------------
Tennessee Intermediate Municipal Bond................    $ --       $--        $--        $172      $   43      $--       $   --
Texas Intermediate Municipal Bond....................      --        --         --          --       2,701       --           --
Virginia Intermediate Municipal Bond.................      --        --         88         294         799       --           --

During the year ended March 31, 2003, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
North Carolina Intermediate Municipal Bond..................      $  514
South Carolina Intermediate Municipal Bond..................         239
Tennessee Intermediate Municipal Bond.......................         144
Texas Intermediate Municipal Bond...........................       1,258
Virginia Intermediate Municipal Bond........................         366

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2003, the following Funds elected to defer losses occurring between November 1, 2002 and March 31, 2003 under these rules, as follows:

                                                              CAPITAL LOSSES
                                                                 DEFERRED
FUND                                                              (000)
----------------------------------------------------------------------------
Intermediate Municipal Bond.................................      $3,899
Municipal Income............................................       6,295
Florida Intermediate Municipal Bond.........................         125
Virginia Intermediate Municipal Bond........................         177

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2004.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                         3/31/03                          3/31/02
                                                              ------------------------------   ------------------------------
                                                               TAX-                LONG-TERM    TAX-                LONG-TERM
                                                              EXEMPT    ORDINARY    CAPITAL    EXEMPT    ORDINARY    CAPITAL
FUND                                                          INCOME     INCOME      GAINS     INCOME     INCOME      GAINS
-----------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................  $19,403     $ 60      $   --     $ 8,960     $ 29       $ --
Intermediate Municipal Bond.................................   71,604      547       3,490      55,063      360         --
Municipal Income............................................   39,639      616          --      45,154      186         --
California Intermediate Municipal Bond......................    2,888       27         839          --       --         --
California Municipal Bond...................................   13,104       33         303       9,229       16        760
Florida Intermediate Municipal Bond.........................   10,203       82          --      10,953       33         --
Florida Municipal Bond......................................    5,627       17       2,308       6,464      115        566
Georgia Intermediate Municipal Bond.........................    7,903       11          --       6,916       59         --
Kansas Municipal Income.....................................    3,970        7         203       4,611       70         82
Maryland Intermediate Municipal Bond........................    9,778      116          --       8,947       48         --
North Carolina Intermediate Municipal Bond..................    9,853      102          --       9,040        1         --
South Carolina Intermediate Municipal Bond..................   11,681      295          74      11,743      112         --
Tennessee Intermediate Municipal Bond.......................    2,578        5          --       2,206        6         --
Texas Intermediate Municipal Bond...........................   12,558       41          --      13,777       55         --
Virginia Intermediate Municipal Bond........................   14,613      240          --      13,543       82         --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to adjustments for market discount and redemptions used as distributions for tax purposes.

NATIONS FUNDS

                                                              UNDISTRIBUTED NET       ACCUMULATED NET
                                                                 INVESTMENT       REALIZED GAIN/(LOSS) ON
                                                                   INCOME            INVESTMENTS SOLD       PAID-IN CAPITAL
FUND                                                                (000)                  (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Income.................................        $ (36)                $    42                $  (6)
Intermediate Municipal Bond.................................         (107)                    107                   --
Municipal Income............................................         (180)                    180                   --
California Intermediate Municipal Bond......................           --                     (82)                  82
California Municipal Bond...................................          (81)                    (47)                 128
Florida Intermediate Municipal Bond.........................           18                     (18)                  --
Florida Municipal Bond......................................            8                    (109)                 101
Georgia Intermediate Municipal Bond.........................          (28)                   (415)                 443
Kansas Municipal Income.....................................           (7)                    (24)                  31
Maryland Intermediate Municipal Bond........................           36                    (572)                 536
North Carolina Intermediate Municipal Bond..................          115                  (1,003)                 888
South Carolina Intermediate Municipal Bond..................           90                     (76)                 (14)
Tennessee Intermediate Municipal Bond.......................           11                      (1)                 (10)
Texas Intermediate Municipal Bond...........................            4                    (143)                 139
Virginia Intermediate Municipal Bond........................          232                    (489)                 257

8.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Municipal Bond Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                                                                  TOTAL NET ASSETS    ACQUIRED FUND
                                          TOTAL NET ASSETS    TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
                                          OF ACQUIRED FUND    OF ACQUIRING FUND   AFTER ACQUISITION   APPRECIATION
ACQUIRING FUND       ACQUIRED FUND              (000)               (000)               (000)             (000)
-------------------------------------------------------------------------------------------------------------------
Georgia
Intermediate
Municipal Bond  Georgia Municipal Bond         $23,940            $153,547            $177,487           $1,033
Maryland
Intermediate
Municipal Bond  Maryland Municipal Bond         39,141             203,873             243,014            2,176
North Carolina
Intermediate    North Carolina
Municipal Bond  Municipal Bond                  41,805             198,749             240,554            2,158
South Carolina
Intermediate    South Carolina
Municipal Bond  Municipal Bond                  25,594             240,434             266,028            1,515
Tennessee
Intermediate
Municipal Bond  Tennessee Municipal Bond         8,813              53,262              62,075              411
Texas
Intermediate
Municipal Bond  Texas Municipal Bond            12,262             275,678             287,940              906
Virginia
Intermediate
Municipal Bond  Virginia Municipal Bond         32,767             297,423             330,190            1,288

NATIONS FUNDS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Funds Trust listed in the left column below (each a "Fund") reorganized into a newly created successor fund listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund of Nations Funds Trust. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
--------------------------------------------------------------------------------------------------------------
Georgia Intermediate Municipal Bond                            Georgia Intermediate Municipal Bond
Maryland Intermediate Municipal Bond                           Maryland Intermediate Municipal Bond
North Carolina Intermediate Municipal Bond                     North Carolina Intermediate Municipal Bond
South Carolina Intermediate Municipal Bond                     South Carolina Intermediate Municipal Bond
Tennessee Intermediate Municipal Bond                          Tennessee Intermediate Municipal Bond
Texas Intermediate Municipal Bond                              Texas Intermediate Municipal Bond
Virginia Intermediate Municipal Bond                           Virginia Intermediate Municipal Bond
Short-Term Municipal Income                                    Short-Term Municipal Income
Intermediate Municipal Bond                                    Intermediate Municipal Bond
Municipal Income                                               Municipal Income
Florida Intermediate Municipal Bond                            Florida Intermediate Municipal Bond
Florida Municipal Bond                                         Florida Municipal Bond

On May 17, 2002, the California Municipal Bond Fund of Nations Reserves (the "Fund") reorganized into a newly created successor fund of Nations Funds Trust that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of the Fund for shares of equal value of the newly created successor fund. The financial statements of the successor fund reflect the historical financial results of the Fund prior to the reorganization.

CONVERSION OF COMMON TRUST FUNDS

On August 16, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                                                               TOTAL NET ASSETS    ACQUIRED FUND
                                        TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
                                        OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    APPRECIATION
ACQUIRING FUND      ACQUIRED FUND            (000)               (000)               (000)             (000)
----------------------------------------------------------------------------------------------------------------
Intermediate    Bank of America Oregon
Municipal Bond  Tax-Exempt Income Fund      $ 11,110          $1,264,040          $1,275,150          $   586
Intermediate    Bank of America
Municipal Bond  Arizona
                Tax-Exempt Fund               31,309           1,264,040           1,295,349            1,410
Intermediate    Bank of America
Municipal Bond  National Intermediate
                Tax-Exempt Bond Fund         367,794           1,264,040           1,631,834           17,039
Intermediate    Bank of America
Municipal Bond  National Short-
                Intermediate
                Tax-Exempt Fund              297,125           1,264,040           1,561,165           15,339
California      Bank of America
Intermediate    Shorter-Term
Municipal Bond  California
                Tax-Exempt Fund              130,380                  --             130,380            7,518
California      Bank of America
Municipal Bond  Longer- Term
                California
                Tax-Exempt Fund              122,576             229,347             351,923            8,475

NATIONS FUNDS

  REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Municipal Income Fund, Nations Intermediate Municipal Bond Fund, Nations Municipal Income Fund, Nations California Intermediate Municipal Bond Fund, Nations California Municipal Bond Fund, Nations Florida Intermediate Municipal Bond Fund, Nations Florida Municipal Bond Fund, Nations Georgia Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations Maryland Intermediate Municipal Bond Fund, Nations North Carolina Intermediate Municipal Bond Fund, Nations South Carolina Intermediate Municipal Bond Fund, Nations Tennessee Intermediate Municipal Bond Fund, Nations Texas Intermediate Municipal Bond Fund, and Nations Virginia Intermediate Municipal Bond Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2003, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2003

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2003, the following percentage of distributions made from net investment income of the Nations Municipal Bond Funds are exempt for Federal income tax purposes. A portion of the income may also be subject to Federal Alternative Minimum Tax.

                                                              FEDERAL EXEMPT
FUND                                                            PERCENTAGE
----------------------------------------------------------------------------
Short-Term Municipal Income.................................       99.69%
Intermediate Municipal Bond.................................       99.25%
Municipal Income............................................       98.47%
California Intermediate Municipal Bond......................       99.07%
California Municipal Bond...................................       99.75%
Florida Intermediate Municipal Bond.........................       99.20%
Florida Municipal Bond......................................       99.71%
Georgia Intermediate Municipal Bond.........................       99.86%
Kansas Municipal Income.....................................      100.00%
Maryland Intermediate Municipal Bond........................       98.83%
North Carolina Intermediate Municipal Bond..................       98.98%
South Carolina Intermediate Municipal Bond..................       97.54%
Tennessee Intermediate Municipal Bond.......................       99.80%
Texas Intermediate Municipal Bond...........................       99.68%
Virginia Intermediate Municipal Bond........................       98.37%

For the fiscal year ended March 31, 2003, the amount of long-term capital gains designated by Funds Trust were as follows:

FUND                                                             TOTAL
-------------------------------------------------------------------------
Intermediate Municipal Bond.................................  $3,489,772
California Intermediate Municipal Bond......................     920,708
California Municipal Bond...................................     431,407
Florida Municipal Bond......................................   2,409,484
Kansas Municipal Income.....................................     234,263
South Carolina Intermediate Municipal Bond..................     122,007

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the funds as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255. Each Trustee and Officer serves an indefinite term.

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Trustee          Indefinite term;        Senior Managing Director              81
Age: 58                                  Trustee since 1999      of The Succession Fund (a
                                                                 company formed to advise
                                                                 and buy family owned
                                                                 companies) from 1998
                                                                 through April 2001.
William H. Grigg        Trustee          Indefinite term;        Retired; Chairman Emeritus            85
Age: 70                                  Trustee since 1991      since July 1997, Chairman
                                                                 and Chief Executive
                                                                 Officer through July
                                                                 1997 -- Duke Power Co.
Thomas F. Keller        Trustee          Indefinite term;        R.J. Reynolds Industries              85
Age: 71                                  Trustee since 1991      Professor of Business
                                                                 Administration, Fuqua
                                                                 School of Business, Duke
                                                                 University, since July
                                                                 1974; Dean, Fuqua School
                                                                 of Business Europe, Duke
                                                                 University, July 1999
                                                                 through June 2001
Carl E. Mundy, Jr.      Trustee          Indefinite term;        President and Chief                   81
Age: 67                                  Trustee since 1996      Executive Officer -- USO
                                                                 from May 1996 to May 2000;
                                                                 Commandant -- United
                                                                 States Marine Corps from
                                                                 July 1991 to July 1995;
                                                                 Member, Board of Advisors
                                                                 to the Comptroller General
                                                                 of the United States;
                                                                 Chairman, Board of
                                                                 Trustees, Marine Corps
                                                                 University Foundation
Dr. Cornelius J.        Trustee          Indefinite term;        Retired; President,                   81
Pings                                    Trustee since 1999      Association of American
Age: 73                                                          Universities through June
                                                                 1998


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael  Director -- Cobra Electronics
Age: 58                Corporation (electronic equipment
                       manufacturer), Opta Food
                       Ingredients, Inc. (food ingredients
                       manufacturer) and Golden Rule
                       Insurance Company since May, 1994;
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies).
William H. Grigg       Director, The Shaw Group, Inc.; and
Age: 70                Director and Vice Chairman, Aegis
                       Insurance Services, Ltd. (a mutual
                       fund insurance company in Bermuda);
                       Trustee, Nations Funds Family (6
                       other registered investment
                       companies)
Thomas F. Keller       Director, Wendy's International,
Age: 71                Inc. (restaurant operating and
                       franchising); Director, Dimon, Inc.
                       (tobacco); and Director, Biogen,
                       Inc. (pharmaceutical
                       biotechnology); Trustee, Nations
                       Funds Family (6 other registered
                       investment companies)

Carl E. Mundy, Jr.     Director -- Schering-Plough
Age: 67                (pharmaceuticals and health care
                       products); General Dynamics
                       Corporation (defense systems);
                       Trustee, Nations Funds Family (2
                       other registered investment
                       companies)

Dr. Cornelius J.       Director, Farmers Group, Inc.
Pings                  (insurance company); Trustee,
Age: 73                Nations Funds Family (2 other
                       registered investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
A. Max Walker           Trustee and      Indefinite term;        Independent Financial                 85
Age: 80                 Chairman of      Trustee since           Consultant
                        the Board        inception
Charles B. Walker       Trustee          Indefinite term;        Vice Chairman and Chief               81
Age: 63                                  Trustee since 1985      Financial Officer --
                                                                 Albemarle Corporation
                                                                 (chemical manufacturing)
INTERESTED TRUSTEES(1)
Edmund L. Benson, III   Trustee          Indefinite term;        Director, President and               81
Age: 65                                  Trustee since 1985      Treasurer, Saunders &
                                                                 Benson, Inc. (insurance)
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               81
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
James B. Sommers        Trustee          Indefinite term;        Retired                               81
Age: 63                                  Trustee since 1997
Thomas S. Word, Jr.     Trustee          Indefinite term;        Partner -- McGuire, Woods,            81
Age: 64                                  Trustee since 1985      Battle & Boothe LLP (law
                                                                 firm)


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
A. Max Walker          Chairman and Trustee, Nations Funds
Age: 80                Family (6 other registered
                       investment companies)
Charles B. Walker      Director -- Ethyl Corporation
Age: 63                (chemical manufacturing); Trustee,
                       Nations Funds Family (2 other
                       registered investment companies)
INTERESTED TRUSTEES(1
Edmund L. Benson, III  Director, Insurance Managers Inc.
Age: 65                (insurance); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)
Robert H. Gordon       Director, BACAP; Co- Chairman of
Age: 41                the Board, BACAP; and Trustee,
                       Nations Fund Family (2 other
                       registered investment companies)

James B. Sommers       Chairman -- Central Piedmont
Age: 63                Community College Foundation;
                       Director, Board of Commissioners,
                       Charlotte/Mecklenberg Hospital
                       Authority; Trustee, Central
                       Piedmont Community College, Mint
                       Museum of Art; Trustee, Nations
                       Funds Family (2 other registered
                       investment companies)
Thomas S. Word, Jr.    Director -- Vaughan-Bassett
Age: 64                Furniture Company, Inc.
                       (furniture); Trustee, Nations Funds
                       Family (2 other registered
                       investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
OFFICERS
Robert H. Gordon        Trustee and      Indefinite term;        President of the Trust,               N/A
Age: 41                 Vice Chairman    Trustee since 2002      Nations Master Investment
                        of the Board                             Trust ("NMIT") and Nations
                                                                 Separate Account Trust
                                                                 ("NSAT") since Oct. 2002;
                                                                 President of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 March 1998. President and
                                                                 Director, Banc of America
                                                                 Capital Management LLC
                                                                 ("BACAP") (or its
                                                                 predecessors) since
                                                                 February 1998; President,
                                                                 BACAP since March 2002 and
                                                                 Co-Chairman of the Board
                                                                 since January 2000; Senior
                                                                 Vice-President, BACAP (or
                                                                 its predecessors)
                                                                 1995-February 1998; Senior
                                                                 Vice President, Bank of
                                                                 America since 1993.
Edward D. Bedard        Chief            Indefinite term;        Chief Financial Officer of            N/A
Age: 44                 Financial        Chief Financial         the Trust, NMIT and NSAT
                        Officer          Officer since 2003      since Jan. 2003; Treasurer
                                                                 of the Trust, NMIT and
                                                                 NSAT since Oct. 2002;
                                                                 Chief Financial Officer of
                                                                 Nations Government Income
                                                                 Term Trust 2003, Inc.,
                                                                 Nations Government Income
                                                                 Term Trust 2004, Inc.
                                                                 Nations Balanced Target
                                                                 Maturity Fund and Hatteras
                                                                 Income Securities, Inc.
                                                                 since March 1998.
                                                                 Director, BACAP (or its
                                                                 predecessors) since 1997;
                                                                 Senior Vice President and
                                                                 Chief Operating Officer,
                                                                 BACAP since 1996; and
                                                                 Chief Administrative
                                                                 Officer and Treasurer,
                                                                 BACAP since January 2000.
Gerald Murphy           Treasurer        Indefinite term;        Treasurer of the Trust,               N/A
Age: 42                                  Treasurer since 2003    NMIT and NSAT since Jan.
                                                                 2003; Treasurer of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1999; Senior Vice
                                                                 President, BACAP (or its
                                                                 predecessors) since 1998;
                                                                 Vice President, Citibank
                                                                 1997-December 1998.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
OFFICERS
Robert H. Gordon       N/A
Age: 41
Edward D. Bedard       N/A
Age: 44
Gerald Murphy          N/A
Age: 42

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

                                                                                               NUMBER OF FUNDS IN
                        POSITION HELD     TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S)     FUND COMPLEX OVERSEEN
    NAME AND AGE        WITH THE TRUST   LENGTH OF TIME SERVED   DURING THE PAST FIVE YEARS        BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Robert B. Carroll       Secretary        Indefinite term;        Secretary of the Trust,               N/A
Age: 43                                  Secretary since 2003    NMIT and NSAT since Jan.
                                                                 2003; Secretary of Nations
                                                                 Government Income Term
                                                                 Trust 2003, Inc., Nations
                                                                 Government Income Term
                                                                 Trust 2004, Inc., Nations
                                                                 Balanced Target Maturity
                                                                 Fund and Hatteras Income
                                                                 Securities, Inc. since
                                                                 1997; Associate General
                                                                 Counsel, Bank of America
                                                                 Corporation since 1999;
                                                                 Assistant General Counsel,
                                                                 Bank of America
                                                                 Corporation 1996-1999.


    NAME AND AGE       OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------  -----------------------------------
Robert B. Carroll      N/A
Age: 43

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

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

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

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
THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund
Nations LargeCap Value Fund (1)
Nations Classic Value Fund (2)


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund (3)
Nations Global Value Fund

(1) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Please see
the prospectus supplement dated
March 11, 2003 for details.

(2) The Board of Trustees of Nations
Funds Trust approved a proposal
to reorganize the fund into
Nations Value Fund. Shareholder
approval is required for this
reorganization at a special
shareholder meeting that is
scheduled for July 11, 2003. Please
see the prospectus supplement
dated March 11, 2003 for details.

(3) As of June 3, 2002, Nations
International Value Fund was
closed to new or additional
investments except in limited
circumstances. Please refer to the
fund's most recent prospectus for
more information.


SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations Managed Index Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund


MUNIAR
(3/03)